                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                         -------------------------------
                           Filed by the Registrant |X|
                 Filed by a party other than the Registrant |_|
                        ---------------------------------

                           Check the appropriate box:

| | Preliminary Proxy Statement        |X| Definitive Proxy Statement

|_| Definitive Additional Materials    |_| Soliciting Material Under Rule 14a-12
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                   -------------------------------------------
                              TEKINSIGHT.COM, INC.
                (Name of Registrant as Specified in Its Charter)
                   -------------------------------------------

Payment of Filing Fee (Check the appropriate box):

  |_|  No fee required.
  |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       (4) Proposed maximum aggregate value of transaction:
       (5) Total fee paid:

  |X|  Fee paid previously with preliminary materials.

  |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:
       (2)   Form, Schedule or Registration Statement No.:
       (3)   Filing Party:
       (4)   Date Filed:

                              TEKINSIGHT.COM, INC.
                       18881 Von Karman Avenue, Suite 250
                            Irvine, California 92612

Dear Stockholder:

         We are pleased to announce that the board of directors of TekInsight.com, Inc. has approved the acquisition of DynCorp Management Resources, Inc., a wholly owned subsidiary of DynCorp ("DMR"). The acquisition is to be accomplished by merging DMR with and into Newport Acquisition Corp., our wholly owned subsidiary. You will be asked to approve three proposals at the Special Meeting of stockholders of TekInsight to be held on November 20, 2001 (the "Special Meeting"), in connection with the proposed merger of DMR with and into our subsidiary.


         First, we are soliciting your approval of our amended and restated certificate of incorporation. The proposed amendments (1) change our name to DynTek, Inc., and (2) establish a new class of Class B common stock, shares of which we intend to issue to DynCorp as consideration for the merger. Holders of shares of our new Class B common stock would be entitled separately to nominate and elect the same proportion of the members of our board of directors as the total number of outstanding shares of Class B common stock bears to the total number of outstanding shares of all classes of common stock (but never as much as a majority of the members of the board of directors), which proportion initially will represent three of our seven directors. Otherwise, the Class B common stock would be substantially similar to our existing common stock, which will be re-classified as Class A common stock.

         Second, we are soliciting your approval pursuant to Nasdaq Rule 4350 which requires Nasdaq-listed companies to obtain stockholder approval before issuing 20% or more of their common stock (or securities convertible into common stock) in connection with a transaction other than a public offering. This would include the Class B common stock to be issued to DynCorp as consideration for the merger. The issuance of shares of our Class B common stock in the merger would exceed the 20% threshold. The shares of Class B common stock to be issued to DynCorp will constitute 40% of the aggregate of our outstanding common stock and the number of shares of common stock issuable upon conversion of our outstanding Series A preferred stock. Based upon the number of shares of common stock and Series A preferred stock currently outstanding, 17,711,951 shares of Class B common stock are expected to be issued to DynCorp at merger closing. Under the terms of the merger, under specified conditions we are also obligated to issue to DynCorp additional shares of Class B common stock during the five-year period following merger closing, which number of shares is neither specified nor subject to a maximum limit. However, under the terms of the Class B common stock, the holders of shares of Class B common stock will at no time have the power to elect a majority of the members of our board of directors.

         Third, we are soliciting your approval of our 2001 stock option plan (the "2001 Plan"). The purpose of the 2001 Plan is to cover future option grants to our officers, directors, key employees and consultants, including those who join us as a result of the merger, in order to provide an incentive for good performance. Our existing 1992 employee stock option plan (the "1992 Plan") will expire in June 2002, and we do not have sufficient shares available under the 1992 Plan to accomplish this goal.

         Finally, we will transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         We cannot complete the merger unless our amended and restated certificate of incorporation is approved at the Special Meeting. Similarly, we cannot complete the merger unless, pursuant to Nasdaq Rule 4350, the proposal to issue the Class B common stock to DynCorp is approved at the Special Meeting.

         The board of directors of TekInsight recommends that you vote "FOR" each of these three proposals.

         The Special Meeting will be held at 10 a.m., local time, on November 20, 2001, at TekInsight's executive offices, located at 18881 Von Karman Avenue, Suite 250, Irvine, California. Whether or not you plan to attend the Special Meeting in person, please complete, sign and date the enclosed proxy card and promptly return it to us so that your vote will be counted. Your proxy can be revoked either by attending the Special Meeting and voting in person or by sending us a properly executed later-dated proxy card. This proxy statement is first being sent or given to our stockholders on or about November 5, 2001.


                                       Sincerely,

                                       Steven J. Ross
                                       President and Chief Executive Officer
                                       TekInsight.com, Inc.

Irvine, California
November 5, 2001

                              TEKINSIGHT.COM, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 20, 2001


To the Stockholders of TekInsight:

         We will hold a Special Meeting of stockholders of TekInsight on November 20, 2001, at 10 a.m., local time, at TekInsight's executive offices located at 18881 Von Karman Avenue, Suite 250, Irvine, California, to consider and vote upon the following:


         o Approval of our amended and restated certificate of incorporation. We are proposing to amend and restate our certificate of incorporation to (1) change our name to DynTek, Inc., and (2) establish a new class of Class B common stock, shares of which we intend to issue to DynCorp as consideration for the merger of DynCorp Management Resources, Inc., a wholly owned subsidiary of DynCorp ("DMR"), with and into our Newport Acquisition Corp. subsidiary. Holders of shares of our new Class B common stock would be entitled separately to nominate and elect the same proportion of the members of our board of directors as the total number of outstanding shares of Class B common stock bears to the total number of outstanding shares of all classes of common stock (but never as much as a majority of the members of the board of directors), which proportion initially will represent three of our seven directors. Otherwise, the Class B common stock would be substantially similar to our existing common stock, which will be re-classified as Class A common stock.

         o Approval pursuant to Nasdaq Rule 4350 which requires Nasdaq-listed companies to obtain stockholder approval before issuing 20% or more of their common stock (or securities convertible into common stock) in a transaction other than a public offering. This would include the Class B common stock to be issued to DynCorp as consideration for the merger. The issuance of shares of our Class B common stock in the merger would exceed the 20% threshold.

         o Approval of our 2001 stock option plan (the "2001 Plan"). The purpose of the 2001 Plan is to cover future option grants to our officers, directors, key employees and consultants, including those who join us as a result of the merger, in order to provide an incentive for good performance. Our existing 1992 employee stock option plan (the "1992 Plan") will expire in June 2002, and we do not have sufficient shares available under the 1992 Plan to accomplish this goal.

         o Transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The record date for the Special Meeting is October 24, 2001. Only holders of record of TekInsight common stock and Series A preferred stock at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

         We cannot complete the merger unless our amended and restated certificate of incorporation is approved by a majority of the votes cast on the proposal at the Special Meeting in person or by proxy. Similarly, we cannot complete the merger unless, pursuant to Nasdaq Rule 4350, the proposal to issue the Class B common stock to DynCorp is approved by a majority of the votes cast on the proposal at the Special Meeting in person or by proxy. The proposed 2001 Plan must also be approved by a majority of votes cast on the proposal at the Special Meeting in person or by proxy.

         You are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting in person, please complete, sign and date the enclosed proxy card and promptly return it to us in the enclosed postage-paid return envelope. Your proxy can be revoked either by attending the Special Meeting and voting in person or by sending us a properly executed later-dated proxy card.

                       By Order of the Board of Directors,

                                 Steven J. Ross
                      President and Chief Executive Officer
                              TekInsight.com, Inc.

Irvine, California
November 5, 2001

                               SUMMARY TERM SHEET


         This Summary Term Sheet is a summary of the proposed merger and certain other information in this proxy statement. While complete in material respects, this summary is qualified by reference to the detailed information appearing elsewhere in this proxy statement, including the Annexes hereto. Please carefully read all of these materials.


THE PARTIES


o   TEKINSIGHT.COM, INC.  (PAGE 36)


         o TekInsight was initially incorporated in Delaware in 1989 as Universal Self Care, Inc. It changed its name to Tadeo Holdings, Inc. in 1998, and changed its name to TekInsight in 1999. TekInsight has been a public company since 1992.

         o TekInsight provides support services and enabling technologies to state and local government customers, which are used to increase efficiency in operations and improve access to government functions. TekInsight's comprehensive Government Transformation Methodology includes consulting, infrastructure planning and deployment, application development, legacy integration and support.

         o TekInsight's ePluribus(TM) Software Suite is comprised of custom and modular e-government applications that enable governments to provide services to their citizens using the Internet, such as processing tax and violation payments, licenses, parks and recreation management, deeds and more. TekInsight's ProductivIT(TM) application is an IT support tool designed to enhance help desk support, track IT assets and provide customizable data on a remote basis using proprietary data transfer techniques over the Internet.

         o TekInsight competes in the provision of technology and related services to government customers with companies such as National Information Consortium Inc. (Nasdaq:EGOV) and Maximus (NYSE:MMS).

         o The principal executive offices of TekInsight are located at 18881 Von Karman Avenue, Suite 250, Irvine, California 92612. Its telephone number is (949) 955-0078.



o   NEWPORT ACQUISITION CORP. (PAGE 5)


         o Newport Acquisition Corp. is a wholly owned subsidiary of TekInsight that was formed specifically for the purpose of acquiring DMR in the merger. It is not presently an operating company.

o   DYNCORP  (PAGE 5)


         o DynCorp is a $1.8 billion, employee-owned company that provides diverse information technology and outsourcing services to government clients. Founded in 1946, DynCorp employs more than 20,000 professional and technical workers who perform services at 550 company and customer locations worldwide.

o    DYNCORP MANAGEMENT RESOURCES, INC. (PAGE 42)


         o        DMR is a wholly owned subsidiary of DynCorp.

         o DMR was formed in 1996 to leverage DynCorp's strengths and to deliver high-quality services to state and local governments. DMR currently serves more than a dozen clients in twelve states providing a variety of information technology and business process outsourcing services.

THE PROPOSED MERGER

o   STRUCTURE OF THE MERGER

        o DMR will be merged with and into Newport Acquisition Corp. and will become a wholly owned subsidiary of TekInsight.


o   REASONS FOR THE MERGER  (PAGE 15)


         o We believe that the merger will give TekInsight access to DMR's experience and knowledge of the management services marketplace. In addition, the merger with DMR should increase our multi-state operations and give us an enlarged state coverage footprint, providing us with customers located in more states. The merger should also broaden our available service set and increase our contract revenue backlog when combined with DMR contracts.

o   REASONS FOR THE NAME CHANGE  (PAGE 21)


         o We believe that changing our name to DynTek, Inc. will signify the combination of the two businesses, along with our emergence as a premier provider of diversified services to state and local governments. We feel that the new name will enhance the perception of our company as having taken a strong direction into this marketplace with a clear strategic focus.

o   EFFECTIVE TIME OF THE MERGER; CLOSING DATE OF THE MERGER (PAGE E-33)


         o If the requisite votes are obtained, and if all required conditions to the merger are satisfied or waived, then the merger will be completed upon the filing of the required documents with the appropriate offices in the State of Delaware and the Commonwealth of Virginia. We expect to complete the merger on or about the third business day following the satisfaction or waiver of all of the conditions of the merger agreements, including obtaining the requisite stockholder approval, negotiating and executing certain ancillary agreements between DynCorp or its affiliates and TekInsight and securing a firm irrevocable financing commitment under which at least $20 million of financing will be available to the combined entity following the merger. No federal or state regulatory approvals are necessary. The closing will be held at the offices of Nixon Peabody LLP, counsel for TekInsight, or at such other place as the parties agree.

o   MERGER CONSIDERATION (PAGE E-30)


         o DynCorp will receive initial merger consideration consisting of a number of shares of our new Class B common stock equal to two-thirds of our previously outstanding shares of common stock and two-thirds of all shares of our common stock issuable upon conversion, redemption or exchange of any outstanding shares of preferred stock of TekInsight. Based upon the number of shares of common stock and Series A preferred stock currently outstanding, 17,711,951 shares of Class B common stock are expected to be issued to DynCorp at merger closing. As a result, DynCorp will own approximately 40% of the outstanding shares of our common stock and common stock equivalents, as identified above, following the merger.

         o In addition, during the five-year period following the consummation of the merger, DynCorp may receive additional merger consideration if and whenever we issue or sell any shares of our Class A common stock pursuant to the exercise or conversion of any option, warrant or similar security outstanding at the time of the merger (excluding up to 2,000,000 shares issuable to our employees upon exercise of options granted under the 1992 Plan and excluding shares of common stock issuable upon conversion of the Series A preferred stock used to calculate the initial merger consideration), if any such shares are issued or sold at a price that is less than the then fair market value of a share of Class A common stock. If such triggering shares are issued or sold, then we will issue to DynCorp, for no additional consideration, a number of shares of our Class B common stock whose value equals 40% of the difference between such triggering shares' fair market value and the price at which they were issued. Under the terms of the merger, such number of additional shares of Class B common stock is neither specified nor subject to a maximum limit. However, under the terms of the Class B common stock, the holders of shares of Class B common stock shall at no time have the power to elect a majority of the members of our board of directors.



o        CONDITIONS TO THE MERGER; TERMINATION PROVISIONS (PAGE 18)


         o        Completion of the merger is subject to a number of conditions.
                  These conditions include TekInsight stockholder approval and receipt by us of a firm irrevocable financing commitment under which at least $20 million of financing will be available to the combined entity following the merger. In addition, we are required to negotiate and enter into a registration rights agreement with DynCorp, DynCorp is required to negotiate and enter into a transition services agreement with Newport Acquisition Corp., DMR is required to enter into a strategic alliance agreement with DynRide LLC (an affiliate of DynCorp), and we are required to enter into a new three-year employment agreement with Steven J. Ross, our President and Chief Executive Officer.

         o We anticipate that all of the closing conditions will be satisfied or waived prior to the Special Meeting.

         o The merger may be terminated for a number of reasons, including by mutual consent of both companies, if the merger is not completed by November 30, 2001, if either party breaches the agreement and plan of reorganization and such breach is not cured within 30 days of receipt of notice thereof, or if any governmental authority issues a final non-appealable order enjoining or otherwise prohibiting the merger.



o        CHANGES IN STOCKHOLDER RIGHTS (PAGE 21)


         o You will have the same number of shares of TekInsight common stock or Series A preferred stock that you presently have, with substantially the same rights as you now hold. Any options or warrants you hold will be similarly unaffected.

         o The amendments to our certificate of incorporation will result in a reclassified board. Following the merger, DynCorp, as holder of all of the outstanding shares of Class B common stock, will be entitled separately to nominate and elect the same proportion of the members of our board of directors as the total number of outstanding shares of Class B common stock bears to the total number of outstanding shares of all classes of common stock (but never as much as a majority of the members of the board of directors), which proportion initially will represent three of our seven directors. Holders of TekInsight Class A common stock and Series A preferred stock, voting together as a single class, will have the right to elect the remaining directors, who will initially represent four of our seven directors. As a result of certain required changes to our by-laws, Class B common stock directors designated by DynCorp will have the ability to veto certain significant decisions that may be favored by a majority of the board of directors, including decisions that could be favorable to the holders of the Class A common stock and/or the Series A preferred stock.

         o In addition, your shares will represent a significantly smaller percentage of the total shares of TekInsight that will be outstanding after all of the shares are issued to DynCorp, as compared to your current percentage ownership of TekInsight. After the merger, however, TekInsight will have more resources than it currently does, including a larger and more diversified revenue base, additional locations and additional experienced management.

         o Our board will also amend and restate our by-laws to provide generally that certain significant board decisions can only be made with the consent of a super-majority of 80% of the entire board of directors, in addition to approval by the entire board in the usual manner for all other actions. Among other things, these super-majority voting provisions will apply to matters concerning mergers by TekInsight or its subsidiaries, sales of all or substantially all of the assets of any TekInsight subsidiary or a sale of more than 30% of TekInsight's consolidated assets, liquidations, dissolutions or bankruptcy petitions by TekInsight or its subsidiaries, amendments to the charters or by-laws of TekInsight or its subsidiaries, the incurrence of indebtedness by TekInsight or its subsidiaries in an amount in excess of $5 million or the creation of liens with respect to such indebtedness, or any continuation or other support of any operations of our ProductivIT subsidiary unless its business achieves specified revenue targets.

o        PROVISIONS WITH POTENTIAL ANTI-TAKEOVER EFFECTS  (PAGE 24)


         o Certain provisions of the amended and restated certificate of incorporation and amended and restated by-laws could have the effect of delaying, discouraging or preventing tender offers or other unsolicited attempts to take over and acquire the business of TekInsight. These provisions include the following:

                           o The supermajority board approval of any merger or other business combination;

                           o Approval by holders of 80% of the Class B common stock for removal of Class B directors (with or without cause);

                           o The provisions regarding procedures for making changes in the by-laws and certificate of incorporation;

                           o The inability of stockholders, except the holders of Class B common stock, to call a special meeting of stockholders;

                           o The amended and restated by-laws' ban against stockholder appeals to the Delaware courts for the purpose of filling vacancies in the board;

                           o The existence of authorized but unissued common stock and preferred stock;

                           o The ability of the board to increase the number of directors and to elect the additional directors; and

                           o        The absence of cumulative voting for
                                    directors.


o   INTERESTS OF DIRECTORS AND OFFICERS IN THE MERGER (PAGE 49)

         o Officers and directors of TekInsight may have interests in the merger that are different from, or in addition to, yours. We do not, however, believe that any of these interests present a material conflict of interest.

         o Damon Testaverde, a director of TekInsight, is a registered representative with Network One Financial Services, Inc., the principal market maker of TekInsight shares, and each of Messrs. Ross and Linesch is a party to an employment agreement with TekInsight. In addition, it is a condition to the merger that TekInsight enter into a new employment agreement with Mr. Ross with a term of at least three years.


         o We anticipate that Messrs. Aspatore, Bookmeier and Testaverde will resign as directors of TekInsight effective upon consummation of the merger. The vacancies will be filled with the nominees of DynCorp in accordance with our amended and restated by-laws and will thereafter serve until our next annual meeting as Class B directors. The four current directors who remain on the board following the merger will thereafter serve as Class A directors who are elected by holders of Class A common stock and Series A preferred stock voting together as a single class.

o  FAIRNESS OPINION (PAGE 26)

         o TekInsight is not an affiliate of DMR and the merger was negotiated on an arms' length basis. Although not required, our board of directors believed it would be helpful to engage independent financial advisors to deliver an opinion regarding the fairness of the terms of the merger, from a financial point of view, to our stockholders. We engaged CBIZ Valuation Counselors as our independent financial advisor, and it delivered its opinion to us that the terms of the merger are fair, from a financial point of view, to our stockholders.

o  MATERIAL FEDERAL INCOME TAX CONSEQUENCES (PAGE 52)

         o The merger has been structured to qualify as a tax-free reorganization for federal income tax purposes under Section 368 of the Internal Revenue Code of 1986, as amended. Because the outstanding shares of TekInsight will remain unchanged as a result of the merger, existing TekInsight stockholders will not recognize any gain or loss for federal income tax purposes as a result of the merger. In addition, neither TekInsight nor our subsidiary, Newport Acquisition Corp., will recognize any gain or loss for federal income tax purposes as a result of the merger.

o  ACCOUNTING TREATMENT

         o The merger will be accounted for as a purchase. This means that after the merger the combined results of operations of DMR will be included in the consolidated results of operations of Newport Acquisition Corp. and TekInsight. For purposes of preparing consolidated financial statements, the purchase price, including the fees and other costs of TekInsight associated with the merger at the date of completion, will be allocated to the assets and liabilities of Newport Acquisition Corp. based on their fair market values, with the excess allocated to goodwill to be amortized over the estimated economic life of the assets.

o   APPRAISAL RIGHTS

         o Our stockholders are not entitled to appraisal rights in connection with the proposals.

THE SPECIAL MEETING (NOTICE OF SPECIAL MEETING OF STOCKHOLDERS)


o   DATE, TIME AND PLACE OF THE SPECIAL MEETING


         o The Special Meeting of stockholders of TekInsight will be held on November 20, 2001, at 10 a.m., local time, at our executive offices, located at 18881 Von Karman Avenue, Suite 250, Irvine, California.


o   RECORD DATE; VOTING RIGHTS


         o Holders of record of TekInsight common stock and Series A preferred stock, at the close of business on October 24, 2001, will be entitled to notice of and to vote at the Special Meeting. Holders of record of common stock are entitled to one vote per share on each matter properly presented at the Special Meeting. Holders of record of Series A preferred stock are entitled to 2.5 votes per share on each matter properly presented at the Special Meeting.

         o Stockholders of TekInsight do not have cumulative voting rights. Voting will be based solely upon a majority of votes cast "FOR" or "AGAINST" each of the proposals such that persons beneficially owning more shares will have greater voting power than persons owning fewer shares. Abstentions will have the same effect as a vote against the proposals. Broker non-votes will not count for or against the proposals. A majority of the outstanding shares entitled to vote at the Special Meeting will constitute a quorum. Abstentions and broker non-votes will be counted towards determining whether there is a quorum present at the Special Meeting.

         o The board of directors of TekInsight does not expect any other matters to come before the Special Meeting. However, if any other matters are properly presented at the Special Meeting for consideration, the persons named in the enclosed proxy card, if it is properly executed, will have discretion to vote or not vote on those matters in accordance with their judgment, unless authorization to use that discretion is withheld. Such discretionary authority granted to the persons named in the enclosed proxy card, if it is properly executed, shall specifically include the right to vote in favor of adjournment of the Special Meeting for the purpose of postponing the Special Meeting until such time as sufficient votes necessary to approve either or both of proposal 1 and proposal 2 have been received and cast for such approval. In addition, unless otherwise directed by the grantor of the proxy, the persons named in the enclosed proxy card, if it is properly executed, will vote the shares represented thereby in favor of each of the three proposals.

o   VOTE REQUIRED FOR APPROVAL


         o On the record date 22,488,821 shares of TekInsight common stock were issued and outstanding and held by approximately 2,200 beneficial owners, and 1,631,642 shares of TekInsight Series A preferred stock were issued and outstanding and held by approximately 2,100 beneficial owners. Delaware law and our by-laws require that proposals 1, 2 and 3 each be approved by a majority of the aggregate voting power of the outstanding shares of TekInsight common stock and Series A preferred stock present in person or represented by proxy at the Special Meeting and entitled to vote on each of proposal 1, proposal 2 and proposal 3, voting together as a single class. Holders of record of common stock are entitled to one vote per share on proposals 1, 2 and 3. Holders of record of Series A preferred stock are entitled to 2.5 votes per share on proposals 1, 2 and 3.


o    REVOCABILITY OF PROXY (STOCKHOLDER LETTER)


         o You may change your vote by attending the Special Meeting and voting in person. You may also change your vote by sending us a properly executed later-dated proxy card.



o    PERSONS MAKING THE SOLICITATION (PAGE 5)

         o This solicitation is being made by the board of directors of TekInsight. TekInsight will bear the costs associated with the solicitation, estimated to be not more than $10,000. TekInsight does not anticipate engaging any outside solicitation firm to assist with the solicitation of proxies.

o   ADDITIONAL INFORMATION (PAGE 54)


         o TekInsight and DynCorp, DMR's sole stockholder, each file periodic reports with the SEC. You may read and copy this information at the SEC's public reference facilities. Call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available at the Internet web site of the SEC at www.sec.gov.


         o In addition, we filed copies of the agreement and plan of reorganization, the agreement and plan of merger and the stock option agreement as exhibits to our Current Report on Form 8-K that was filed with the SEC on May 2, 2001. We also filed copies of the first and second amendments to the agreement and plan of reorganization as exhibits to our Annual Report on Form 10-K that was filed on September 26, 2001 and our Current Report on Form 8-K that was filed with the SEC on November 2, 2001, respectively. You can obtain copies of these documents from the SEC as described above. We will also provide you copies, free of charge, upon request.


         o Our proposed amended and restated certificate of incorporation is attached to this proxy statement as Annex A, our proposed amended and restated by-laws are attached to this proxy statements as Annex B, the opinion of our financial advisors is attached to this proxy statement as Annex C, and our proposed 2001 stock incentive plan is attached to this proxy statement as Annex D. In addition, the agreement and plan of reorganization the first and second amendments thereto the agreement and plan of merger and the stock option agreement are attached to this proxy statement as Annexes E-1 through E-5, respectively.

                                TABLE OF CONTENTS


                                                                           PAGE
SUMMARY TERM SHEET............................................................i

Q&A ABOUT THE MERGER..........................................................1

INTRODUCTION..................................................................5

FORWARD-LOOKING STATEMENTS....................................................6

STOCKHOLDER PROPOSALS.........................................................7

VOTING SECURITIES AND PRINCIPAL HOLDERS.......................................8

SELECTED PRO FORMA AND HISTORICAL CONSOLIDATED FINANCIAL DATA................10

PROPOSAL 1--AMENDED AND RESTATED CERTIFICATE OF INCORPORATION................13

PROPOSAL 2--APPROVAL OF ISSUANCE OF SHARES PURSUANT TO NASDAQ RULE 4350......14

THE MERGER...................................................................15

AMENDMENTS TO CHARTER DOCUMENTS..............................................21

OPINION OF FINANCIAL ADVISORS................................................26

INFORMATION ABOUT TEKINSIGHT.................................................36

INFORMATION ABOUT DMR........................................................43

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
OF OPERATIONS OF DMR.........................................................47

INTERESTS OF CERTAIN PERSONS IN THE MERGER...................................50

PROPOSAL 3--2001 STOCK INCENTIVE PLAN........................................52

INCORPORATION BY REFERENCE...................................................55

WHERE YOU CAN FIND MORE INFORMATION..........................................55




ANNEX A:        AMENDED AND RESTATED CERTIFICATE OF INCORPORATION...........A-1

ANNEX B:        AMENDED AND RESTATED BY-LAWS................................B-1

ANNEX C:        OPINION OF FINANCIAL ADVISORS...............................C-1

ANNEX D:        2001 STOCK INCENTIVE PLAN...................................D-1

ANNEX E:        AGREEMENT AND PLAN OF REORGANIZATION, FIRST AMENDMENT
                THERETO, SECOND AMENDMENT THERETO, AGREEMENT AND
                PLAN OF MERGER, AND STOCK OPTION AGREEMENT..................E-1

INDEX TO FINANCIAL STATEMENTS OF DMR........................................F-1

                              Q&A ABOUT THE MERGER


Q:       WHY AM I RECEIVING THESE MATERIALS?

A: We have reached an agreement with DynCorp to acquire DMR, its wholly owned subsidiary, by merging DMR into our newly created, wholly owned subsidiary in exchange for newly issued shares of our class of Class B common stock. To accomplish the merger, we will be amending and restating our certificate of incorporation to (1) change our name to DynTek, Inc., and (2) provide for a new class of Class B common stock. As a result, holders of shares of our new Class B common stock would be entitled separately to nominate and elect the same proportion of the members of our board of directors as the total number of outstanding shares of Class B common stock bears to the total number of outstanding shares of all classes of common stock (but never as much as a majority of the members of the board of directors), which proportion initially will represent three of our seven directors. Otherwise, the Class B common stock would be substantially similar to our existing common stock, which will be re-classified as Class A common stock. We cannot complete the merger unless our amended and restated certificate of incorporation is approved at the Special Meeting.

         In addition, Nasdaq Rule 4350 requires Nasdaq-listed companies to obtain stockholder approval before issuing 20% or more of their common stock (or securities convertible into common stock) in connection with a transaction other than a public offering. This would include the Class B common stock to be issued to DynCorp in the merger. The issuance of shares of our Class B common stock in the merger would exceed the 20% threshold. The shares of Class B common stock to be issued to DynCorp will constitute 40% of the aggregate of our outstanding common stock and the number of shares of common stock issuable upon conversion of our outstanding Series A preferred stock. Based upon the number of shares of common stock and Series A preferred stock currently outstanding, 17,711,951 shares of Class B common stock are expected to be issued to DynCorp at merger closing. Under the terms of the merger, under specified conditions we are also obligated to issue to DynCorp additional shares of Class B common stock during the five-year period following merger closing, which number of shares is neither specified nor subject to a maximum limit. However, under the terms of the Class B common stock, the holders of shares of Class B common stock will at no time have the power to elect a majority of the members of our board of directors. As with the proposal to amend and restate the certificate of incorporation, we cannot complete the merger unless the proposal to issue the Class
         B common stock to DynCorp is approved at the Special Meeting.

         Finally, we also need approval for our 2001 Plan. The purpose of the 2001 Plan is to cover future option grants to our officers, directors, key employees and consultants, including those who join us as a result of the merger, in order to provide an incentive for good performance. Our existing 1992 Plan will expire in June 2002, and we do not have sufficient shares available under the 1992 Plan to accomplish this goal.

Q:       WHY IS TEKINSIGHT PROPOSING TO ACQUIRE DMR?

A: DMR is a subsidiary of DynCorp, a $1.8 billion, employee-owned company that provides diverse information technology and outsourcing services to government clients. DMR was formed in 1996 to leverage DynCorp's strengths and to deliver high-quality service to state and local governments. DMR currently serves more than a dozen clients in twelve states providing a variety of information technology and business process outsourcing services.

         We believe that the merger will give TekInsight access to DMR's experience and knowledge of the management services marketplace. In addition, the merger with DMR should increase our multi-state operations and give us an enlarged state coverage footprint, providing us with customers located in more states. The merger should also broaden our available service set and increase our contract revenue backlog when combined with DMR contracts.


         For a more complete description of the terms of the merger you are encouraged to carefully read the section of this proxy statement entitled "The Merger", which begins on page 15.


Q:       WHY IS TEKINSIGHT PROPOSING TO CHANGE ITS NAME TO DYNTEK, INC.?

A: We believe that the DynTek, Inc. name signifies the combination of the two businesses, along with our emergence as a premier provider of diversified services to state and local governments. We feel that the new name will enhance the perception of our company as having taken a strong direction into this marketplace with a clear strategic focus.

Q:       WHEN DO YOU EXPECT TO COMPLETE THE MERGER?

A: We are working to complete the merger as quickly as possible. In addition to obtaining stockholder approval, we must satisfy certain other conditions set forth in the agreement and plan of reorganization, including negotiating and executing certain ancillary agreements between DynCorp or its affiliates and TekInsight and securing a firm irrevocable financing commitment under which at least $20 million of financing will be available to the combined entity following the merger. Assuming that all conditions are waived or satisfied in a timely manner, we expect to complete the merger on or about the third business day following obtaining stockholder approval at the Special Meeting.

Q: WHAT CONSIDERATION WILL DYNCORP, THE SOLE STOCKHOLDER OF DMR, RECEIVE IN THE MERGER?

A: DynCorp will receive initial merger consideration consisting of a number of shares of our new Class B common stock equal to two-thirds of our previously outstanding shares of common stock and two-thirds of all shares of our common stock issuable upon conversion, redemption or exchange of any outstanding shares of preferred stock of TekInsight or any subsidiary of TekInsight. As a result, DynCorp will own approximately 40% of the outstanding shares of our common stock and common stock equivalents, as identified above, following the merger.

         In addition, during the five-year period following the consummation of the merger, DynCorp may receive additional merger consideration if and whenever we issue or sell any shares of our Class A common stock pursuant to the exercise or conversion of any option, warrant or similar security outstanding at the time of the merger (excluding up to 2,000,000 shares issuable to our employees upon exercise of options granted under the 1992 Plan and excluding shares of common stock issuable upon conversion of the Series A preferred stock used to calculate the initial merger consideration), if any such shares are issued or sold at a price that is less than the then fair market value of a share of Class A common stock. If such triggering shares are issued or sold, then we will issue to DynCorp, for no additional consideration, a number of shares of our Class B common stock whose value equals 40% of the difference between such triggering shares' fair market value and the price at which they were issued.

Q: HOW WILL THE CREATION OF THE NEW SERIES OF CLASS B COMMON STOCK AND THE ISSUANCE OF THE SHARES TO DYNCORP AFFECT MY OWNERSHIP OF TEKINSIGHT?

A: You will have the same number of shares of TekInsight common stock, which will be re-classified as Class A common stock, or Series A preferred stock that you presently have, with substantially the same rights as you now hold. Any options or warrants you hold will be similarly unaffected.

         The amendments to our certificate of incorporation will result in a classified board. Following the merger, DynCorp, as holder of all of the outstanding shares of Class B common stock, will be entitled separately to nominate and elect the same proportion of the members of our board of directors as the total number of outstanding shares of Class B common stock bears to the total number of outstanding shares of all classes of common stock (but never as much as a majority of the members of the board of directors), which proportion initially will represent three of our seven directors. As a result of certain amendments to our by-laws following approval of the proposed amendments to our certificate of incorporation, Class B common stock directors designated by DynCorp will have the ability to veto certain significant decisions that may be favored by a majority of the board of directors, including decisions that could be favorable to the holders of the Class A common stock and/or the Series A preferred stock. Holders of TekInsight Class A common stock and Series A preferred stock, voting together as a single class, will have the right to elect the remaining directors, who initially will represent four of our seven directors.

         In addition, your shares will represent a significantly smaller percentage of the total shares of TekInsight that will be outstanding after all of the shares are issued to DynCorp, as compared to your current percentage ownership of TekInsight. After the merger, however, TekInsight will have more resources than it currently does, including a larger and more diversified revenue base, additional locations and additional experienced management.

Q:       WILL TEKINSIGHT AMEND ITS BY-LAWS AS WELL AS ITS CERTIFICATE OF
         INCORPORATION?

A: If we receive stockholder approval of the amended and restated certificate of incorporation, our board of directors will also amend and restate our by-laws. Such amendments will provide generally that certain significant board decisions can only be made with the consent of a super-majority of 80% of the entire board of directors, in addition to approval by the entire board in the usual manner for all other actions. As a result, Class B common stock directors designated by DynCorp will have the ability to veto certain significant decisions that may be favored by a majority of the board of directors, including decisions that could be favorable to the holders of the Class A common stock and/or the Series A preferred stock.

Q:       WILL THE MERGER RESULT IN ANY CHANGES IN MANAGEMENT?

A: The present officers and directors of Newport Acquisition Corp. will continue to serve as the officers and directors of the combined entity following the merger.

         We anticipate that Messrs. Aspatore, Bookmeier and Testaverde will resign as directors of TekInsight effective upon consummation of the merger. The vacancies will be filled with the nominees of DynCorp in accordance with our amended and restated by-laws and will thereafter serve until our next annual meeting as Class B directors who are elected exclusively by holders of Class B common stock. The four current directors who remain on the board following the merger will thereafter serve as Class A directors who are elected by holders of Class A common stock and Series A preferred stock voting together as a group.

Q: DOES THE BOARD OF DIRECTORS OF TEKINSIGHT RECOMMEND VOTING IN FAVOR OF THESE PROPOSALS?

A: Our board of directors has determined that each of the three proposals is fair to and in the best interests of TekInsight's stockholders. Our board recommends that all TekInsight stockholders vote "FOR" each of the three proposals.

Q: DID THE BOARD OF DIRECTORS OBTAIN ANY EXPERT OPINIONS REGARDING THE FAIRNESS OF THE MERGER?

A: TekInsight is not an affiliate of DMR and the merger was negotiated on an arms' length basis. Although not required, our board of directors believed that it would be helpful to engage independent financial advisors to deliver an opinion regarding the fairness of the terms of the merger, from a financial point of view, to our stockholders. We engaged CBIZ Valuation Counselors as our independent financial advisor, and it delivered its opinion to us that the terms of the merger are fair, from a financial point of view, to our stockholders. CBIZ Valuation Counselors' fairness opinion is described in detail in this proxy statement under the heading "Opinion of Financial Advisors" which begins on page 26 and a copy of their opinion is attached to this proxy statement as Annex C.

Q: HOW DOES THE STOCK OPTION GRANTED TO DYNCORP AT THE TIME THAT THE MERGER AGREEMENT WAS SIGNED WORK?

A: TekInsight and DynCorp entered into a stock option agreement in connection with the merger. Under the terms of the stock option agreement, TekInsight granted to DynCorp an option to purchase up to 19.9% of TekInsight's outstanding common stock, or approximately 3,753,807 shares, at an exercise price of $1.94 per share. In general, the option is exercisable by DynCorp in the event that TekInsight fails to consummate the merger or takes steps to terminate the merger agreements or TekInsight's board of directors withdraws its recommendation that stockholders vote in favor of the merger.

         In addition, the stock option agreement grants DynCorp the right to put its option to TekInsight for cash in the event TekInsight enters into and closes an agreement with a third party to merge or sell substantially all of its assets or 51% or more of its voting stock, or any third party acquires beneficial ownership of 51% or more of TekInsight's voting stock. Should any such event occur, the purchase price for the option would be equal to the difference between the highest price per share paid for TekInsight common stock during the six-month period following one of the trigger events described in the immediately preceding sentence and the exercise price of the option, multiplied by the number of shares subject to the stock option agreement. In addition, DynCorp would be entitled to have any shares of TekInsight common stock it had already acquired pursuant to exercise of the option repurchased by TekInsight on the same basis. The stock option agreement also grants DynCorp registration rights with respect to the shares of TekInsight common stock subject to the option.

         The stock option agreement will terminate automatically upon the consummation of the merger.

Q:       WHERE CAN I FIND MORE INFORMATION ABOUT THE COMPANIES?

A: TekInsight and DynCorp, DMR's sole stockholder, each file periodic reports with the SEC. You may read and copy this information at the SEC's public reference facilities. Call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available at the Internet web site of the SEC at www.sec.gov.


         In addition, we filed copies of the agreement and plan of reorganization, the agreement and plan of merger and the stock option agreement as exhibits to our Current Report on Form 8-K that was filed with SEC on May 2, 2001. We also filed copies of the first and second amendments to the agreement and plan of reorganization as exhibits to our annual report on Form 10-K that was filed with the SEC on September 26, 2001 and our Current Report on Form 8-K that was filed with the SEC on November 2, 2001, respectively. You can obtain copies of these documents from the SEC as described above. We will also provide you copies, free of charge, upon request.


         Our proposed amended and restated certificate of incorporation is attached to this proxy statement as Annex A, our proposed amended and restated by-laws are attached to this proxy statement as Annex B, the opinion of our financial advisers is attached to this proxy statement as Annex C, and our proposed 2001 stock incentive plan is attached to this proxy statement as Annex D. In addition, the agreement and plan of reoganization, the first and second amendments thereto, the agreement and plan of merger and the stock option agreement are attached to this proxy statement as Annexes E-1 through E-5, respectively.

Q: WHAT ARE THE MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO ME? HOW WILL THE MERGER BE ACCOUNTED FOR?

A: The merger has been structured to qualify as a tax-free reorganization for federal income tax purposes under Section 368 of the Internal Revenue Code of 1986, as amended. Because the outstanding shares of TekInsight will remain unchanged as a result of the merger, existing TekInsight stockholders will not recognize any gain or loss for federal income tax purposes as a result of the merger. In addition, neither TekInsight nor our subsidiary, Newport Acquisition Corp., will recognize any gain or loss for federal income tax purposes as a result of the merger.

         The merger will be accounted for as a purchase.

Q:       WILL I HAVE ANY APPRAISAL RIGHTS WITH RESPECT TO THE PROPOSALS?

A: Our stockholders will not have any appraisal rights with respect to the proposals.

Q:       WHAT DO I NEED TO DO NOW?

A: After you carefully read this proxy statement, whether or not you plan to attend the Special Meeting in person, indicate on the enclosed proxy card whether you are voting "FOR or "AGAINST" each proposal or will "ABSTAIN" from voting. Sign and date the proxy card and return it to us in the enclosed postage-paid return envelope as soon as possible so that your vote will be counted.

Q:       WHEN AND WHERE WILL THE SPECIAL MEETING TAKE PLACE?

A: The Special Meeting will be held on November 20, 2001, at 10 a.m., local time, at TekInsight's executive offices located at 18881 Von Karman Avenue, Suite 250, Irvine, California.

Q:       WHAT DO I DO IF I WANT TO CHANGE MY VOTE?

A: You may change your vote by signing a later-dated proxy card and returning it to us before the Special Meeting, or by attending the Special Meeting and voting in person.

Q: IF MY BROKER HOLDS MY SHARES IN "STREET NAME," WILL MY BROKER VOTE MY SHARES FOR ME? WHAT WILL HAPPEN IF I ABSTAIN FROM VOTING?

A: If you do not provide your broker with instructions on how to vote your shares held in "street name," your broker will not be permitted to vote them at the Special Meetings. Broker non-votes will not count for or against the proposals, because although they will count towards the quorum necessary to hold the meeting they do not represent part of the voting power present for any particular matter to come before the meeting and thereby have no effect on the outcome of the voting. By contrast, abstentions represent part of the voting power present. Therefore, if the vote required to approve an action brought before a meeting is a majority of the voting power present, as with the three proposals brought before the Special Meeting, abstentions will have the same effect as a vote "AGAINST" the three proposals. If you want to vote "FOR" the proposals, be sure to provide your broker with instructions on how to vote your shares.

Q:       WHOM SHOULD I CALL IF I HAVE ANY QUESTIONS?

A: Stockholders should direct questions to Linda Wise, TekInsight's Marketing Manager, at (949) 955-0078, extension 115.

                                  INTRODUCTION

         This proxy statement is being furnished in connection with the solicitation by the board of directors of TekInsight of proxies in the accompanying form to be used at our Special Meeting of stockholders to be held at 10 a.m., local time, on November 20, 2001, at TekInsight's executive offices located at 18881 Von Karman Avenue, Suite 250, Irvine, California.

         The board of directors has called the Special Meeting in connection with its proposed acquisition of DMR, a wholly owned subsidiary of DynCorp. Pursuant to the agreements entered into among TekInsight, Newport Acquisition Corp., DynCorp and DMR, DMR will be merged into our subsidiary, Newport Acquisition Corp., in exchange for newly issued shares of Class B common stock.

         DMR is a subsidiary of DynCorp, a $1.8 billion, employee-owned company that provides diverse information technology and outsourcing services to government clients. DMR was formed in 1996 to leverage DynCorp's strengths and to deliver high-quality service to state and local governments. DMR currently serves more than a dozen clients in twelve states providing a variety of information technology and business process outsourcing services.

         We believe that the merger will give TekInsight access to DMR's experience and knowledge of the management services marketplace. In addition, the merger with DMR should increase our multi-state operations and give us an enlarged state coverage footprint, providing us with customers located in more states. The merger should also broaden our available service set and increase our contract revenue backlog when combined with DMR contracts. We also believe that changing our name to DynTek, Inc. will signify the combination of the two businesses, along with our emergence as a premier provider of diversified services to state and local governments. We feel that the new name will enhance the perception of our company as having taken a strong direction into this marketplace with a clear strategic focus.

         To accomplish the merger, we are proposing to amend and restate our certificate of incorporation to (1) change our name to DynTek, Inc., and (2) provide for a new class of common stock. As a result, holders of shares of our new Class B common stock would be entitled to nominate and elect the same proportion of the members of our board of directors as the total number of outstanding shares of Class B common stock bears to the total number of outstanding shares of all classes of common stock (but never as much as a majority of the members of the board of directors), which proportion initially will represent three of our seven directors. Otherwise, the Class B common stock would be substantially similar to our existing common stock, which will be re-classified as Class A common stock. In addition, pursuant to Nasdaq Rule 4350, we are required to seek stockholder approval in connection with the merger because the consideration for the merger - the Class B common stock to be issued to DynCorp - would exceed 20% of the presently outstanding shares of our common stock (and securities convertible into our common stock). The shares of Class
B common stock to be issued to DynCorp will constitute 40% of the aggregate of our outstanding common stock and the number of shares of common stock issuable upon conversion of our outstanding Series A preferred stock. Based upon the number of shares of common stock and Series A preferred stock currently outstanding, 17,711,951 shares of Class B common stock are expected to be issued to DynCorp at merger closing. Under the terms of the merger, under specified conditions we are also obligated to issue to DynCorp additional shares of Class B common stock during the five-year period following merger closing, which number of shares is neither specified nor subject to a maximum limit. However, under the terms of the Class B common stock, the holders of shares of Class B common stock will at no time have the power to elect a majority of the members of our board of directors.


         Holders of record of TekInsight common stock and Series A preferred stock, at the close of business on October 24, 2001, will be entitled to notice of and to vote at the Special Meeting. Holders of record of common stock are entitled to one vote per share on each matter properly presented at the Special Meeting. Holders of record of Series A preferred stock are entitled to 2.5 votes per share on each matter properly presented at the Special Meeting.

         Stockholders of TekInsight do not have cumulative voting rights. Assuming the presence of a quorum at the Special Meeting, voting will be based solely upon a majority of votes cast "FOR" or "AGAINST" each of the proposals such that persons beneficially owning more shares will have greater voting power than persons owning fewer shares. Abstention and broker non-votes will be counted towards determining whether there is a quorum present at the Special Meeting. Abstentions are deemed to be part of the voting power present for a proposal and will have the same effect as a vote against the proposals. Broker non-votes are not deemed to be part of the voting power present for purposes of determining the number of votes necessary to approve a proposal, and will not count for or against the proposals. A majority of the outstanding shares entitled to vote at the Special Meeting will constitute a quorum, and affirmative vote of a majority of the voting power present is necessary to approve each of the three proposals to come before the Special Meeting.

         This proxy statement is first being sent or given to our stockholders on or about November 5, 2001.

                           FORWARD-LOOKING STATEMENTS

         This proxy statement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Stockholders are cautioned that certain statements in this proxy statement are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors. Such uncertainties and risks include, among others, certain risks associated with the operation of a newly combined entity, the impact of government procurement regulations on the agreements to be transferred to and to be entered into by the combined company, the ability to turn the projected contract backlog into revenue and net income by the combined company, the ability of the combined company to be properly managed by the current and future management teams, the continuing desire of state and local governments to outsource to private contractors the performance of government services, and the continuation of general economic and business conditions that are conducive to government outsourcing of service performance. Actual events, circumstances, effects and results may be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. Consequently, the forward-looking statements contained in this proxy statement should not be regarded as representations by TekInsight or any other person that the projected outcomes can or will be achieved.

                              STOCKHOLDER PROPOSALS

         Our certificate of incorporation and by-laws require any stockholder who wishes to bring any proposal before a meeting of stockholders or to nominate a person to serve as a director to give written notice thereof and certain related information to us at least 60 days prior to the date that is one year from the date of the immediately preceding annual meeting, if such proposal or nomination is to be submitted at an annual meeting, or within ten days of the giving of notice to the stockholders, if such proposal or nomination is to be submitted at a special meeting. The written notice must set forth with particularity:

         o The name and business address of the stockholder submitting such proposal and all persons acting in concert with such stockholder;

         o The name and address of the persons identified above, as they appear on our books (if they so appear);

         o The class and number of shares of the voting securities beneficially owned by the persons identified above;

         o A description of the proposal containing all material information relating thereto, including the reasons for submitting such proposal; and

         o Such other information as the board of directors reasonably determines is necessary or appropriate to enable the board of directors and stockholders to consider such proposal.

         We do not know of any matters that are likely to be brought before the Special Meeting other than those referred to in this proxy statement. However, in the event that any other matters properly come before the Special Meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

         The presiding officer at the Special Meeting may determine that any stockholder proposal or nomination was not permissible under or was not made in accordance with the foregoing procedures or is otherwise not in accordance with law and, if he or she so determines, he or she may refuse to allow the stockholder proposal or nomination to be considered at the Special Meeting.

         Under the rules of the SEC, stockholder proposals intended to be presented at our next annual meeting (to be held in 2002) must be received by us on or before February 5, 2002 to be included in the proxy statement and proxy for that meeting. Proposals should be directed to the Corporate Secretary, TekInsight.com, Inc., 18881 Von Karman Avenue, Suite 250, Irvine, California 92612.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         The following table sets forth information regarding the beneficial ownership of outstanding Series A preferred stock, on an "as converted" basis, and common stock, taken together as of August 9, 2001 by (i) each of the Company's directors and executive officers, (ii) all directors and executive officers as a group, and (iii) each owner of more than 5% of the Company's common stock, referred to as the 5% owners.


                                                   NUMBER OF SHARES               PERCENTAGE
     NAME AND ADDRESS OF                            OF COMMON STOCK              OUTSTANDING OF
       BENEFICIAL OWNER(2)                        BENEFICIALLY OWNED(1)        COMMON STOCK OWNED
       ----------------                           ------------------           ------------------
Brian D. Bookmeier(3)                                  437,065                          1.6%
c/o Las Vegas Golf & Tennis
42705 Grand River Avenue, Suite 20
Novi, MI  48152

Estate of Fred Kassner(4)                            3,045,610                         11.5%
59 Spring Street
Ramsey, NJ  07446

James Linesch (5)(7)                                   360,573                          1.4%

Damon D. Testaverde(4)(5)                              909,794                          3.4%
580 Oak Dale Street
Staten Island, NY  30312

Steven J. Ross(6)                                      478,845                          1.8%

Michael W. Grieves(8)                                  657,729                          2.5%
34705 West 12 Mile Road, Suite 300
Farmington Hills, MI 48009

Walter J. Aspatore(9)                                   83,410                          *
255 East Brown Street Center, Suite 120
Birmington, MI  48009

H. T. Ardinger & Sons, Inc.(10)                      2,403,550                          9.4%
9040 Governors Row
P.O. Box 569360
Dallas, TX 75356

Mr. Douglas Adkins(11)                               1,342,800                          5.2%
1601 Elm Street
Dallas, TX 75201

ALL OFFICERS AND DIRECTORS                           2,927,416                         10.5%
as a group (6 persons)(3)(4)(5)(6)(7)(8)(9)


*  Less than 1%

     (1) As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

     (2) Except as set forth in the footnotes to this table, the business address of each director and executive officer listed is c/o TekInsight.com, Inc., 18881 Von Karman Avenue, Irvine, California 92612.

     (3) Includes 253,315 shares of common stock held by Mr. Bookmeier. Also includes 8,750 shares of common stock which are issuable upon conversion of 3,500 shares of Series A preferred stock on and after August 14, 2001, options to purchase 125,000 shares of common stock at $1.35 per share, granted in connection with the waiver of certain cash compensation in 1996, options to acquire 10,000 shares of common stock granted under the 1992 Plan at $.9375 per share and options to purchase 40,000 shares of common stock granted under the Company's 1997 Non-Employee Directors' Stock Option Plan (10,000 exercisable at $1.81 per share of common stock, 10,000 exercisable at $3.78 per share of common stock, 10,000 exercisable at $2.81 per share of common stock and 10,000 exercisable at $2.25 per share of common stock).


     (4) For the Estate of Mr. Kassner, includes 40 shares of common stock underlying the Company's publicly-traded Class A warrants and 100,000 shares of common stock underlying warrants granted in connection with certain financial accommodations granted by Mr. Kassner related to the release of security interests in Company assets. For Mr. Testaverde, includes the shares underlying 371,855 options granted under the 1992 Plan exercisable at prices ranging from $1.25 to $1.50 per share.


     (5) Includes 40,000 options granted to each of Messrs. Linesch and Testaverde (10,000 exercisable at $1.81 per share of common stock, 10,000 exercisable at $ .9375 per share of common stock, 10,000 exercisable at $3.78 per share of common stock and 10,000 exercisable at $2.81 per share of common stock) and 10,000 options granted to Mr. Testaverde exercisable at $2.25 per share of common stock under the Company's 1997 Non-Employee Director's stock Option Plan, and includes 8,750 shares of common stock which are issuable to each of Messrs. Linesch and Testaverde upon conversion on and after August 14, 2001 of 3,500 shares of Series A preferred stock held by each such person.


     (6) Includes options to purchase 400,000 shares of common stock exercisable at $1.25 per share granted to Mr. Ross under the Company's 1992 Plan, 10,000 shares of common stock underlying options granted at $2.81 per share under the Company's 1997 Non-Employee Director's stock Option Plan, 19,845 shares of common stock which are issuable upon conversion of 7,938 shares of Series A preferred stock on and after August 14, 2001, and 49,000 shares of common stock underlying options to purchase 19,600 shares of TekInsight Series A preferred stock with a strike price of $1.69 per share.


     (7) Includes options to purchase 175,000 shares of common stock granted to Mr. Linesch at prices ranging from $1.25 to $3.00 under the 1992 Plan.


     (8) Mr. Grieves owns 226,754 shares of TekInsight Series A preferred stock, which he received as merger consideration in connection with the merger of Data Systems Network Corporation with TekInsight.
          Based upon the merger conversion ratio, Mr. Grieves also received beneficial ownership of options to purchase 36,338 shares of TekInsight Series A preferred stock with strike prices of $2.39 per share to $33.80 per share. The shares of TekInsight Series A preferred stock are available for conversion into TekInsight common stock on and after August 14, 2001. Mr. Grieves' Series A preferred stock is convertible into 566,883 shares of common stock, and the shares of Series A preferred stock which may be acquired on his option exercise are convertible into 90,846 shares of common stock.


     (9) Mr. Aspatore owns 13,292 shares of TekInsight Series A preferred stock. Mr. Aspatore is the beneficial owner of options to purchase 16,072 shares of TekInsight Series A preferred stock with strike prices of between $2.25 and $23.92 per share. The shares of TekInsight Series A preferred stock shares are available for conversion into TekInsight common stock on and after August 14, 2001. Mr. Aspatore's Series A preferred is convertible into 33,230 shares of common stock, and the shares of Series A preferred stock which may be acquired on his option exercise are convertible into 40,180 shares of common stock. This also includes 10,000 options granted to Mr. Aspatore at $2.25 per share of common stock under the Company's 1997 Non-Employee Directors' Stock Option Plan.


     (10) Includes 90,000 shares of TekInsight Series A preferred stock available for conversion into common stock on and after August 14, 2001, which shares of Series A preferred stock are convertible into 225,000 shares of common stock. The President and a principal stockholder of H. T. Ardinger & Sons, Inc. is also the Chairman of ViewCast.com, Inc., and H.T. Ardinger & Sons, Inc. is a principal stockholder of ViewCast.com, Inc. The Company has been informed that H.T. Ardinger & Sons, Inc. beneficial ownership of any shares of common stock held by ViewCast.com, Inc. over which it may otherwise be deemed to have beneficial ownership.


     (11) Includes 118,000 shares of TekInsight Series A preferred stock available for conversion into common stock on and after August 14, 2001. Mr. Adkins has beneficial ownership of the 295,000 shares of common stock into which such shares of Series A preferred stock are convertible.

                        SELECTED PRO FORMA AND HISTORICAL
                           CONSOLIDATED FINANCIAL DATA

SELECTED PRO FORMA AND HISTORICAL CONSOLIDATED FINANCIAL DATA OF TEKINSIGHT

         The following table provides selected consolidated financial data for TekInsight for the five years ended June 30, 2001, and pro forma financial data for the year ended June 30, 2001. The statement of operations data for 1997 through 2001 and balance sheet data for 1997 through 2001 are derived from our audited financial statements. The pro forma data reflects TekInsight's acquisition of DMR as of June 30, 2001. The pro forma information should be read in conjunction with the pro forma condensed consolidated financial statements included elsewhere in this proxy statement.


(IN THOUSANDS, EXCEPT PER                            YEAR ENDED JUNE 30,                      PRO FORMA
SHARE DATA)                  --------------------------------------------------------  YEAR ENDED JUNE 30, 2001
                              2001        2000        1999        1998         1997              2001
                             -------     -------     -------     -------      -------            ----
                                                                                              (UNAUDITED)
STATEMENT OF
OPERATIONS DATA:
Revenues.................    $ 44,910    $  1,962    $  1,515    $    997    $    455          $ 77,163
Cost of revenues.........      35,492       1,373         700         248          73            64,996
                             --------    --------    --------    --------    --------          --------
Gross margin.............       9,418         589         815         749         382            12,167
Operating expenses.......      19,081       3,848       3,573       2,354         992            24,940
                             --------    --------    --------    --------    --------          --------
Loss from operations.....      (9,663)     (3,259)     (2,758)     (1,605)       (610)          (12,773)
Gain (Loss) on sale of
marketable securities....        (480)     (1,191)      1,690           -           -              (480)
Other income
  (expense), net.........        (755)        (43)        590         452           2              (889)
                             --------    --------    --------    --------    --------          --------
Loss from continuing
operations...............     (10,898)     (4,493)       (478)     (1,153)       (608)          (14,142)
                             --------    --------    --------    --------    --------          --------
Net income (loss)
applicable to common
share holders............    $(10,763)   $ (3,975)   $    986    $  1,680    $ (2,636)         $(14,007)
                             ========    ========    ========    ========    ========          ========
Net income (loss) per
share....................
  Continuing operations..    $  (0.63)   $  (0.25)   $  (0.03)   $  (0.11)   $  (0.08)         $  (0.40)
                             ========    ========    ========    ========    ========          ========
  Discontinued operations    $   0.00    $   0.00    $   0.10    $   0.25    $  (0.17)         $      -
                             ========    ========    ========    ========    ========          ========
Net (loss) income per
share basic and diluted..    $ ( 0.63)   $ ( 0.25)   $   0.07    $   0.14    $  (0.25)         $  (0.40)
                             ========    ========    ========    ========    ========          ========
Weighted average
  shares outstanding.....      17,169      15,878      14,728      12,019      10,379            34,798
                             ========    ========    ========    ========    ========          ========



                                                      AS OF JUNE 30,                             AS OF JUNE 30,
                                  ----------------------------------------------------------     --------------
BALANCE SHEET DATA:                2001     2000        1999         1998         1997           PRO FORMA 2001
-------------------                ----     ----        ----         ----         ----           --------------
                                                                                                 (UNAUDITED)
Cash and cash equivalents...     $ 1,309   $ 3,691     $ 7,618     $ 2,575     $      542     $  1,061
Working capital.............      (4,985)    1,784       5,365         777          3,129       (4,959)
Total assets................      33,997    12,525      16,487       9,913         18,298       66,798
Total liabilities...........      17,540     2,907       2,872       4,413         14,776       20,548
Total stockholders' equity..      16,457     9,618      13,615       5,500          3,523       46,250

SELECTED HISTORICAL ANNUAL FINANCIAL DATA OF DMR

         The following table presents selected historical financial data derived from the audited financial statements of operations of DMR for each of the three fiscal years ended December 28, 2000, December 30, 1999 and December 31, 1998, the audited balance sheets as of December 28, 2000 and December 30, 1999, the unaudited statements of operations for the fiscal year ended December 31, 1997, and the unaudited balance sheets as of December 31, 1998 and December 31, 1997. During these periods, DMR paid no cash dividends on its common stock. The following information should be read in conjunction with the section of this proxy statement entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations of DMR" and the audited and unaudited financial statements and related notes thereto included elsewhere in this proxy statement.

(in thousands)                                                            FISCAL YEAR ENDED
                                                                          -----------------
                                                   December 28,     December 30,     December 31,     December 31,
                                                      2000             1999              1998             1997
                                                      -----            -----             -----            ----
Statements of Operations Data:
Revenues                                          $     26,755    $      24,536     $    18,056      $       1,554
Net (loss) income from continuing operations      $       (739)   $      (1,575)    $       256      $      (1,384)
Balance Sheet Data:
Total assets                                      $      5,863    $       6,449     $     2,701      $         931
Advances from DynCorp                             $      6,118    $       5,537     $     2,914      $       1,926

SELECTED HISTORICAL QUARTERLY FINANCIAL DATA OF DMR (UNAUDITED)

         A summary of quarterly financial data for 2000 and 1999 is as follows:


(in thousands)

                                          2000 QUARTERS                                      1999 QUARTERS
                                          --------------                                     -------------
                                           (unaudited)                                        (unaudited)
                     ---------------------------------------------------    -------------------------------------------------
                         First        Second        Third         Fourth      First       Second       Third        Fourth
                     ----------     ----------  -----------     --------    ----------  ----------  --------     ------------
Revenue              $    6,505     $    7,127  $     6,078     $  7,045    $    6,120  $    6,636  $  6,786     $      4,994
Gross profit         $      986     $    1,162  $      (528)    $    958    $    1,087  $    1,013  $    531     $     (2,011)
Net income (loss)
from continuing
operations           $      349     $      213  $    (1,244)    $    (57)   $      604  $      595  $      9     $     (2,784)


QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

         DMR is covered by DynCorp's policy to use derivative financial instruments to manage its market risk exposures from fluctuations in interest rates and foreign exchange rates as warranted. DynCorp manages its exposure to this market risk through the monitoring of its available financing alternatives including, in certain circumstances, the use of derivative financial instruments. DynCorp does not hold or issue derivative financial instruments for trading purposes. There were no such financial instruments held by DMR during 2000 and 1999.


PER SHARE DATA REGARDING TEKINSIGHT

         Shown separately below are the net loss and book value per common share data for TekInsight on a historical basis and for TekInsight and DMR on a pro forma consolidated basis. The per share data for DMR is not presented separately, since DMR was a privately held subsidiary prior to the acquisition. The per share data are prepared with the assumption that 17,629,000 shares of Class B common stock will be issued to DMR's sole stockholder. The pro forma statements do not reflect the assumption that an additional $20 million of financing has been secured, as a condition of the closing, since the nature of this financing, as a combination of debt and equity, has not yet been determined.

         The unaudited pro forma consolidated data below are for illustrative purposes only. The companies may have performed differently had they been combined at the assumed dates. This information should not be relied upon as indicative of the historical results that would have been achieved had the companies been combined at the assumed dates or of the future results that TekInsight will experience after the merger.


         You should read the information below together with the historical financial statements of TekInsight and Data Systems Network Corporation, the related notes, and the Unaudited Pro Forma Consolidated Financial Information and related notes starting on page 29.

                                                                                   FOR THE             FOR THE
                                                                                 YEAR ENDED          YEAR ENDED
                                                                                JUNE 30, 2001       JUNE 30, 2000
                                                                                -------------       -------------
TEKINSIGHT HISTORICAL PER COMMON SHARE DATA
     Net loss from continuing operations per common share.................          $(0.63)             $(.25)
     Book value per share.................................................          $ 0.83              $ .59
     Tangible Book value per share........................................          $(0.11)             $ .45

TEKINSIGHT PRO FORMA CONSOLIDATED PER TEKINSIGHT COMMON SHARE DATA:
     Net loss from continuing operations per common share (1).............          $(0.40)             $(.34)
     Book value per share (2).............................................          $ 1.24              $1.16
     Tangible Book value per share........................................          $(0.77)             $ .30


     1) The TekInsight pro forma consolidated net loss per common share is calculated by dividing the total of the TekInsight weighted average shares outstanding and the assumed issuance of 17,629,000 shares of Class B common stock to DMR's sole stockholder at the beginning of the respective periods.

     2) The TekInsight pro forma consolidated book value per share is calculated by dividing the pro forma consolidated stockholders' equity by the total number of TekInsight common shares outstanding and assumes issuance of 17,629,000 shares of Class B common stock to DMR's sole stockholder at the beginning of the respective periods.

                        PROPOSAL 1--AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

         We are soliciting your approval of our amended and restated certificate of incorporation. The proposed amendments (1) change our name to DynTek, Inc., and (2) establish a new class of Class B common stock, shares of which we intend to issue to DynCorp as consideration for the merger. Holders of shares of our new Class B common stock would be entitled separately to nominate and elect the same proportion of the members of our board of directors as the total number of outstanding shares of Class B common stock bears to the total number of outstanding shares of all classes of common stock (but never as much as a majority of the members of the board of directors), which proportion initially will represent three of our seven directors. Otherwise, the Class B common stock would be substantially similar to our existing common stock, which will be re-classified as Class A common stock. As a result of certain amendments to our by-laws following approval of the proposed amendments to our certificate of incorporation, Class B common stock directors designated by DynCorp will have the ability to veto certain significant decisions that may be favored by a majority of the board of directors, including decisions that could be favorable to the holders of the Class A common stock and/or the Series A preferred stock.

         We believe that the DynTek, Inc. name signifies the combination of our two businesses, along with our emergence as a premier provider of diversified services to state and local governments. We feel that the new name will enhance the perception of our company as having taken a strong direction into this marketplace with a clear strategic focus.

         We cannot complete the merger unless our amended and restated certificate of incorporation is approved at the Special Meeting. Similarly, we cannot complete the merger unless, pursuant to Nasdaq Rule 4350, proposal 2 to issue the Class B common stock to DynCorp as consideration for the merger is approved at the Special Meeting.

         TekInsight's board of directors believes that the merger is in the best interests of stockholders of TekInsight. We believe that the merger will give TekInsight access to DMR's experience and knowledge of the management services marketplace. In addition, the merger with DMR should increase our multi-state operations and give us an enlarged state coverage footprint, providing us with customers located in more states. The merger should also broaden our available service set and increase our contract revenue backlog when combined with DMR contracts.

         TekInsight is not an affiliate of DMR and the merger was negotiated on an arms' length basis. Although not required, our board of directors believed it would be helpful to engage independent financial advisors to deliver an opinion regarding the fairness of the terms of the merger, from a financial point of view, to our stockholders. We engaged CBIZ Valuation Counselors as our independent financial advisor, and it delivered its opinion to us that the terms of merger are fair, from a financial point of view, to our stockholders.

         The board of directors of TekInsight recommends that all stockholders vote "FOR" approval of the amended and restated certificate of incorporation. IT IS A CONDITION TO CONSUMMATION OF THE MERGER THAT PROPOSAL 1, THE AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION, IS APPROVED BY THE STOCKHOLDERS OF TEKINSIGHT.

                        PROPOSAL 2--APPROVAL OF ISSUANCE
                     OF SHARES PURSUANT TO NASDAQ RULE 4350

         Nasdaq Rule 4350 requires Nasdaq-listed companies to obtain stockholder approval before issuing 20% or more of their common stock (or securities convertible into common stock) in connection with a transaction other than a public offering. This would include the Class B common stock to be issued to DynCorp in the merger. The issuance of shares of our Class B common stock in the merger would exceed the 20% threshold. As with the proposal to amend and restate the certificate of incorporation, we cannot complete the merger unless the proposal to issue the Class B common stock to DynCorp is approved at the Special Meeting.

         DynCorp will receive initial merger consideration consisting of a number of shares of our new Class B common stock equal to two-thirds of our previously outstanding shares of common stock and two-thirds of all shares of our common stock issuable upon conversion, redemption or exchange of any outstanding shares of preferred stock of TekInsight. As a result, DynCorp will own approximately 40% of the outstanding shares of our common stock and common stock equivalents, as identified above, following the merger. Based upon the number of shares of common stock and Series A preferred stock currently outstanding, 17,711,951 shares of Class B common stock are expected to be issued to DynCorp at merger closing.


         In addition, during the five-year period following the consummation of the merger, DynCorp may receive additional merger consideration if and whenever we issue or sell any shares of our Class A common stock pursuant to the exercise or conversion of any option, warrant or similar security outstanding at the time of the merger (excluding up to 2,000,000 shares issuable to our employees upon exercise of options granted under the 1992 Plan and excluding shares of common stock issuable upon conversion of the Series A preferred stock used to calculate the initial merger consideration), if any such shares are issued or sold at a price that is less than the then fair market value of a share of Class A common stock. If such triggering shares are issued or sold, then we will issue to DynCorp, for no additional consideration, a number of shares of our Class B common stock whose value equals 40% of the difference between such triggering shares' fair market value and the price at which they were issued. Under the terms of the merger, such number of additional shares of Class B common stock is neither specified nor subject to a maximum limit. However, under the terms of the Class B common stock, the holders of shares of Class B common stock will at no time have the power to elect a majority of the members of our board of directors.


         The board of directors of TekInsight recommends that all stockholders vote "FOR" approval of the proposal pursuant to Nasdaq Rule 4350.

                                   THE MERGER


         TekInsight, Newport Acquisition Corp., DynCorp and DMR entered into an agreement and plan of reorganization and an agreement and plan of merger, each dated as of April 25, 2001. The parties entered into first and second amendments to the agreement and plan of reorganization on July 9, 2001 and October 22, 2001, respectively. TekInsight and DynCorp also entered into a related stock option agreement dated as of April 25, 2001. The following summary of the material terms of the above-identified agreements (collectively, the "merger agreements"), while complete in material respects, is nonetheless a summary. It is qualified by reference to the full text of the merger agreements. We filed copies of the merger agreements (other than the two amendments) as exhibits to our Current Report on Form 8-K that was filed with the SEC on May 2, 2001. We filed the two amendments as exhibits to our annual report on Form 10-K that was filed with the SEC on September 26, 2001 and our Current Report on Form 8-K that was filed with the SEC on November 2, 2001, respectively. Copies of the merger agreements are appended to this proxy statement as Annexes E-1 through E-5.


REASONS FOR THE MERGER

         DMR is a subsidiary of DynCorp, a $1.8 billion, employee-owned company that provides diverse information technology and outsourcing services to government clients. DMR was formed in 1996 to leverage DynCorp's strengths and to deliver high-quality service to state and local governments. DMR currently serves more than a dozen clients in twelve states providing a variety of information technology and business process outsourcing services.

         We believe that the merger will give TekInsight access to DMR's experience and knowledge of the management services marketplace. In addition, the merger with DMR should increase our multi-state operations and give us an enlarged state coverage footprint, providing us with customers located in more states. The merger should also broaden our available service set and increase our contract revenue backlog when combined with DMR contracts. The combined service offerings of the post-merger company are intended to be provided to current customers of both TekInsight and DMR, in order to expand existing relationships. Additionally, the post-merger company can combine the current service offerings of both TekInsight and DMR to offer more comprehensive proposals for additional contracts. Finally, it is intended that the management, administration and marketing functions of both companies will be consolidated, allowing the post-merger company to benefit from anticipated economies of scale.

         We believe that changing our name to DynTek, Inc. will signify the combination of the two businesses, along with our emergence as a premier provider of diversified services to state and local governments. We feel that the new name will enhance the perception of our company as having taken a strong direction into this marketplace with a clear strategic focus.

EFFECT OF THE MERGER

         The merger agreements provide that if the merger is approved, at the effective time, a certificate of merger will be filed with the Secretaries of State of each of Delaware and Virginia, and upon such filings DMR will be merged with and into Newport Acquisition Corp. Newport Acquisition Corp. will continue as the surviving company and as a wholly owned subsidiary of TekInsight. By operation of law, Newport Acquisition Corp. will succeed to all of the property and rights of DMR and assume all of its debts, liabilities and obligations. The certificate of incorporation and by-laws of Newport Acquisition Corp. will be the certificate of incorporation and by-laws of the combined entity following the merger.

MANAGEMENT OF NEWPORT ACQUISITION CORP. AFTER THE EFFECTIVE DATE OF THE MERGER

         The present officers and directors of Newport Acquisition Corp. will continue to serve as the officers and directors of the combined entity following the merger. Those officers and directors are currently comprised of the following persons:

         -        Steven J. Ross - President, Chief Executive Officer and
                  Director

         - James Linesch - Executive Vice President, Chief Financial Officer, Secretary and Director

         -        Brian D. Bookmeier - Director

         -        Damon D. Testaverde - Director

         -        Michael W. Grieves - Director

         -        Walter J. Aspatore - Director

It is anticipated that certain current officers and directors of DMR may become officers and directors of the combined entity at some time following consummation of the merger.

         We expect the closing of the merger to occur on the third business day following satisfaction or waiver of all of the conditions to the merger, including obtaining stockholder approval, executing certain ancillary agreements and securing a firm irrevocable financing commitment under which at least $20 million of financing will be available to the combined entity following the merger. The closing will be at the offices of Nixon Peabody LLP, counsel for TekInsight, 437 Madison Avenue, New York, New York, or at such other place as the parties may agree in writing.

MERGER CONSIDERATION

         DynCorp will receive initial merger consideration consisting of a number of shares of our new Class B common stock equal to two-thirds of our previously outstanding shares of common stock and two-thirds of all shares of our common stock issuable upon conversion, redemption or exchange of any outstanding shares of preferred stock of TekInsight or any subsidiary of TekInsight. As a result, DynCorp will own approximately 40% of the outstanding shares of our common stock and common stock equivalents, as identified above, following the merger. Based upon the number of shares of common stock and Series A preferred stock currently outstanding, 17,711,951 shares of Class B common stock are expected to be issued to DynCorp at merger closing.


         In addition, during the five-year period following the consummation of the merger, DynCorp may receive additional merger consideration if and whenever we issue or sell any shares of our Class A common stock pursuant to the exercise or conversion of any option, warrant or similar security outstanding at the time of the merger (excluding up to 2,000,000 shares issuable to our employees upon exercise of options granted under the 1992 Plan and excluding shares of common stock issuable upon conversion of the Series A preferred stock used to calculate the initial merger consideration), if any such shares are issued or sold at a price that is less than the then fair market value of a share of Class A common stock. If such triggering shares are issued or sold, then we will issue to DynCorp, for no additional consideration, a number of shares of our Class B common stock whose value equals 40% of the difference between such triggering shares' fair market value and the price at which they were issued. Under the terms of the merger, such number of additional shares of Class B common stock is neither specified nor subject to a maximum limit. However, under the terms of the Class B common stock, the holders of shares of Class B common stock will at no time have the power to elect a majority of the members of our board of directors.


TAX CONSEQUENCES

         The merger has been structured to qualify as a tax-free reorganization for federal income tax purposes under Section 368 of the Internal Revenue Code of 1986, as amended. Because the outstanding shares of TekInsight will remain unchanged as a result of the merger, existing TekInsight stockholders will not recognize any gain or loss for federal income tax purposes as a result of the merger. In addition, neither TekInsight nor our subsidiary, Newport Acquisition Corp., will recognize any gain or loss for federal income tax purposes as a result of the merger.

ACCOUNTING TREATMENT

         The merger will be accounted for as a purchase. This means that after the merger the combined results of operations of DMR will be included in the consolidated results of operations of Newport Acquisition Corp. and TekInsight. For purposes of preparing consolidated financial statements, the purchase price, including the fees and other costs of TekInsight associated with the merger at the date of completion, will be allocated to the assets and liabilities of Newport Acquisition Corp. based on their fair market values, with the excess allocated to goodwill to be amortized over the estimated economic life of the assets.

FURTHER ACTIONS BY THE PARTIES

         The parties each agree that, if further action is necessary or desirable to carry out the purposes of the merger agreements and to vest Newport Acquisition Corp. with full right, title and possession to all assets, property, rights, privileges, powers and franchises of DMR, the officers and directors of DynCorp, DMR and TekInsight will take all such lawful and necessary action. TekInsight and DynCorp will also cause Newport Acquisition Corp. and DMR, respectively, to perform their obligations under the merger agreements.

REPRESENTATIONS AND WARRANTIES

         The merger agreements contain customary representations and warranties by each of the parties. The representations and warranties will not survive the closing of the merger.

COVENANTS

         The parties have agreed to a number of covenants. TekInsight has agreed:

         -        To prepare and file this proxy statement with the SEC;

         - To use its best efforts to promptly hold a Special Meeting and solicit proxies necessary for the merger and secure stockholder approval as required by the rules of the National Association of Securities Dealers and Delaware law;

         - To abide by a "no shop" provision whereby, subject to fiduciary duties owed by the board of directors of TekInsight to its stockholders, neither TekInsight nor any of its affiliates may solicit or participate in any discussions or provide any material nonpublic information relating to any tender offer or other proposal to acquire any substantial equity interest in, or substantial portion of the assets of, TekInsight;

         - To use its best efforts to secure a firm irrevocable financing commitment on prevailing market terms under which at least $20 million will be available to the combined entity to support its operations for at least two years subsequent to the closing of the merger;

         - To cause the combined entity to retain all of DMR's employees following the closing at the same base salary or base hourly rate as is presently paid to them by DMR and on terms and conditions no less favorable to them than those afforded to similarly situated employees of TekInsight. In addition, TekInsight has agreed to cause the combined entity to treat such employees' service with DMR as if it had been with the combined entity. This includes waiving any deductibles, co-payments, out-of-pocket maximums or similar benefits requirements for the remainder of calendar year 2001 (except to the extent they applied prior to the merger to limit or deny coverage and except to the extent TekInsight's insurance company would not allow such waivers), and granting severance benefits based on such prior periods of service with DMR to any such employees who are terminated by DMR within one year of the closing of the merger; and

         - To use its good faith best efforts to replace DynCorp's surety or other bonds, and to release any guaranty by DynCorp of DMR's obligations, as soon as is reasonably practicable, and to indemnify DynCorp and its affiliates for any losses relating to any of such surety or other bonds or any such guarantees. From time to time, DMR is required to post surety bonds in favor of its customers to support its contract performance and induce the customer to award a contract to DMR. DynCorp, as the corporate parent, obtains such bonds for its subsidiaries. DynCorp has informed us that there are four currently outstanding surety bonds in favor of DMR's customers, having an aggregate face amount of approximately $3.3 million, and that DynCorp's current cost for these bonds is approximately $30,000 per year. DynCorp has informed us that the only DynCorp guaranty to be replaced is a guaranty to the Virginia Department of Medical Assistance Services of DMR's performance and satisfaction of all its obligations under the Virginia NET contract.

         DynCorp has agreed:

         - Not to compete with the combined entity or TekInsight, directly or indirectly, including through any of its subsidiaries, for three years following the merger, for any revenue producing service contracts with state or local government agencies in vertical lines of business in which DMR or any of TekInsight's subsidiaries are actively engaged in as of the closing of the merger (subject to certain exceptions, for example for existing contracts that are not material and for contracts with the federal government that provide incidental benefits to state or local government agencies);

         - To deliver to TekInsight audited and unaudited financial statements of DMR necessary to meet applicable securities law requirements for inclusion in this proxy statement;

         - To preserve, for one year, all surety and other bonds that are currently in place with respect to any outstanding contracts to which DMR is a party;

         - To use its reasonable efforts in good faith to negotiate and enter into a transition services agreement with TekInsight and Newport Acquisition Corp. for the continued provision of certain specified services to the post-merger company, for prescribed periods of time, which services had previously been provided to DMR in connection with its ongoing pre-merger business operations; and


         - To use its reasonable efforts in good faith to cause DMR and DynRide LLC, an affiliate of DynCorp, to enter into a Strategic Alliance Agreement for the provision to DMR of DynRide LLC's web-based trip consolidation and reverse-auction technology for application in DMR's transportation management services business.


         TekInsight and DynCorp have agreed:

         - To submit promptly any governmental applications, notices or other filings necessary for the merger;

         - To cooperate and use their reasonable efforts in good faith to cause the merger to occur; and

         - To keep the books and records of the other party confidential and to consult with each other prior to making any public disclosures regarding the merger.

         TekInsight and DMR have agreed to operate their respective businesses in the usual, regular and ordinary course of business prior to the closing of the merger.

         TekInsight and Newport Acquisition Corp. have agreed not to use the name "DynCorp" or any derivation thereof except in connection with existing stationary, labels, product literature and similar materials for up to 60 days following the merger. However, DynCorp has consented to TekInsight changing its name to DynTek.

CONDITIONS TO CLOSING

         The obligations of the parties under the agreements are subject to the satisfaction or waiver of a number of conditions. The material conditions of the agreement and plan of reorganization include the following:

         - All corporate action necessary to approve the merger and the amendment and restatement of TekInsight's certificate of incorporation, including TekInsight stockholder approval, must have been taken or obtained, as a condition to each party's obligations;

         - The parties must have received all regulatory approvals required or mutually deemed necessary in connection with the merger, as a condition to each party's obligations;

         - There must be in effect no governmental action, including any statute, rule, regulation, executive order, decree, injunction or order, that would prevent completion of the merger, as a condition to each party's obligations;

         - TekInsight must have secured a firm irrevocable financing commitment, in form and substance "reasonably acceptable" to DynCorp and TekInsight, respectively, under which no less than $20 million of financing will be available to the combined entity to support its operations for a period of at least two years subsequent to the closing of the merger, as a condition to each party's obligations. TekInsight has no direct knowledge as to what form and substance of such financing would be "reasonably acceptable" to DynCorp. Although
                  DynCorp has discretion to reject financing proposals, by contract it cannot reject terms that a reasonable major stockholder of a public corporation would deem to be commercially reasonable;

         o TekInsight must have filed its amended and restated certificate of incorporation with the Delaware Secretary of State, as a condition to DynCorp's obligations;

         o TekInsight's board of directors must have adopted the amended and restated by-laws, as a condition to DynCorp's obligations;

         o DMR must have entered into a strategic alliance agreement with DynRide LLC, an affiliate of DynCorp, as a condition to TekInsight's obligations;

         o TekInsight, Newport Acquisition Corp., and DynCorp must have entered into a transition services agreement with respect to the period immediately following the closing of the merger, as a condition to each party's obligations;

         o TekInsight and DynCorp must have entered into a registration rights agreement with respect to the shares of Class B common stock to be issued to DynCorp in connection with the merger, as a condition to DynCorp's obligations;

         o TekInsight must have entered into an employment agreement (including an assignment by Mr. Ross to TekInsight of any rights he may have in any intellectual property developed while he is employed by TekInsight), effective on or before the closing of the merger, with Steven J. Ross as the Chief Executive Officer of TekInsight having a term of not less than three years, in form and substance reasonably acceptable to DynCorp and Mr. Ross, as a condition to DynCorp's obligations. This Agreement is currently being negotiated, and the most recent draft contemplates an annual base salary of $400,000, an annual bonus of up to $200,000 (subject to the substantial achievement of the business plan and general business objectives), forgiveness in 2002 of an outstanding loan in the amount of $100,000, a one-time bonus of $175,000 (including $70,000 of loan forgiveness) and a minimum of two years' advance notice in the event TekInsight intends not to renew the agreement;


         o TekInsight and DynCorp must have received from their respective special tax counsel (Nixon Peabody LLP for TekInsight and Arnold & Porter for DynCorp, respectively) a tax opinion to the effect that the merger will be a tax free reorganization within the meaning of Section 368(a) of the Internal Revenue Code, as a condition to each party's obligations;

         o All necessary third party consents to the merger (including consents of lenders) must have been obtained, as a condition to each party's obligations; and

         o Other customary covenants must have been complied with (that all representations and warranties are true at closing, no material adverse changes in the business of TekInsight or DMR, receipt of secretary's certificates, etc.), as a condition to each party's obligations.

         We anticipate that all of the closing conditions will be satisfied or waived prior to the Special Meeting.

EVENTS OF TERMINATION

         The agreement and plan of reorganization and the agreement and plan of merger may be terminated in the event of any of the following:

         o        By mutual written consent of the parties;


         o By any party to the merger agreements, if the merger is not completed by November 30, 2001 for any reason (other than the failure of such party to perform its obligations under the merger agreements);

         o By any party to the merger agreements, if any applications for prior approval submitted to any federal governmental agency, department or body in connection with the merger are finally denied, and the time period for appeals and requests for reconsideration has run;

         o By any party to the merger agreements, if any governmental entity of competent jurisdiction has issued a final nonappealable order enjoining or otherwise prohibiting the merger;

         o By TekInsight or DynCorp, if the other breaches any representation, warranty, covenant or agreement contained in the agreement and plan of reorganization unless such breach is cured within 30 days of receipt of notice thereof; or

         o By any party to the merger agreements if any necessary approval by the stockholders of TekInsight is not obtained under Nasdaq rules and/or Delaware law.

FEES AND EXPENSES

         In the event the agreement and plan of reorganization and the agreement and plan of merger are terminated due to a material breach of any representation, warranty, covenant or agreement that is not timely cured, or due to the failure by TekInsight to obtain any necessary stockholder approval, then, under the terms of the agreement and plan of reorganization, the breaching party must reimburse the non-breaching party for all of its reasonable out-of-pocket expenses, up to $300,000. Except in the case of such a termination, each party to the merger will pay its own fees and expenses.

CHOICE OF LAW

         The agreements are governed by and construed in accordance with the laws of the State of Delaware.

STOCK OPTION AGREEMENT

         TekInsight and DynCorp also entered into a stock option agreement in connection with the merger. Under the terms of the stock option agreement, TekInsight granted to DynCorp an option to purchase up to 19.9% of TekInsight's outstanding common stock at an exercise price of $1.94 per share, payable in cash. The option is generally exercisable by DynCorp if any of the following occurs prior to consummation of the merger or termination of the agreement and plan of reorganization and agreement and plan of merger:

         o TekInsight enters into an agreement with a third party to merge or sell substantially all of its assets or 10% or more of its voting stock, or any third party acquires beneficial ownership of 10% or more of TekInsight's voting stock;

         o TekInsight breaches the agreement and plan of reorganization following announcement by a third party that it intends to acquire 10% or more of TekInsight's voting stock or acquire TekInsight by merger or otherwise; or

         o Following announcement by a third party that it intends to acquire 10% or share of TekInsight's voting power or acquire TekInsight by merger or otherwise, TekInsight stockholders fail to approve the merger.

         In addition, the stock option agreement grants DynCorp the right to put its option to TekInsight for cash in the event TekInsight enters into and closes an agreement with a third party to sell substantially all of its assets or 51% or more of its voting stock, or any third party acquires beneficial ownership of 51% or more of TekInsight's voting stock. In such event, the purchase price for the option would be equal to the difference between the highest price per share paid for TekInsight common stock during the six-month period following such triggering event and the exercise price of the option, multiplied by the number of shares subject to the stock option agreement. In addition, DynCorp would be entitled to have any shares of TekInsight common stock it had already acquired pursuant to exercise of the option repurchased by TekInsight on the same basis. The stock option agreement also grants DynCorp registration rights with respect to the shares of TekInsight common stock subject to the option.

         The stock option agreement will terminate automatically upon (i) the consummation of the merger or (ii) the termination of the agreement and plan of reorganization in accordance with its terms, in the absence of a breach thereof by TekInsight following receipt of a proposal generally to merge or sell substantially all of its assets or the failure of TekInsight shareholders to approve the merger following receipt of such a proposal.

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND BY-LAWS

         It is a condition to the merger that TekInsight amend and restate its certificate of incorporation and by-laws prior to or at the time of the merger. See the section entitled "Amendments to Charter Documents" beginning on page 21 for a discussion of the amendments.

REGISTRATION RIGHTS AGREEMENTS

         It is a condition to the merger that TekInsight execute and deliver to DynCorp a registration rights agreement with respect to the Class B common stock to be issued to DynCorp in the merger. Pursuant to the currently proposed terms of the registration rights agreement, TekInsight will grant to DynCorp two rights to demand registration of its shares of Class B common stock, including by means of a shelf registration if available, and unlimited rights to include its shares in any registration TekInsight undertakes on its own behalf or on behalf of any third person.

         The proposed registration rights agreement contains customary covenants and agreements, including with respect to the procedures for registering the shares. TekInsight will pay all expenses associated with the demand or incidental registrations, including filing, attorneys', accountants' and underwriters' fees, but excluding underwriters' discounts and commissions and any stock transfer taxes.

TekInsight will also indemnify DynCorp, any underwriter and their respective affiliates for any alleged untrue statements of fact or omissions of material facts. Any purchaser of any shares of Class B common stock from DynCorp will succeed to the registration rights to be granted by the proposed agreement with respect to such shares.

         In the event any of DynCorp's demand registrations are underwritten and the lead underwriter informs TekInsight that not all of the shares to be offered can be sold successfully in the offering, then DynCorp's shares will be included in such registration, to the extent possible, in priority to any other shares to be so offered. Similarly, in the event any registration TekInsight underwrites on its own behalf or on behalf of any third person is underwritten and the lead underwriter informs TekInsight that not all of the shares to be offered can be sold successfully in the offering, then DynCorp's shares will be included in such registration, to the extent possible, after any shares to be sold by TekInsight or any other third person requesting registration, but before any shares subject to incidental registration rights similar to those held by DynCorp.

TRANSITION SERVICES AGREEMENT

         It is a condition to the merger that TekInsight, Newport Acquisition Corp. and DynCorp negotiate and enter into a transition services agreement. Pursuant to the currently proposed terms of the transition services agreement, DynCorp will offer to provide the combined entity, during the one-year period immediately following the consummation of the merger, with certain accounting, information technology and bid and proposal services necessary for it to operate the acquired business. For example, DynCorp will provide payroll, accounts payable, and general ledger support, telephone and data support, computer systems and server management support, and graphic and printing assistance in the preparation and publication of bids and proposals. It is anticipated that the services will be substantially similar to those currently being provided to DMR by DynCorp. In exchange for the services actually used by the combined entity, if any, the combined entity will pay DynCorp monthly fees equal to the amounts that would have been charged to DMR if it had continued to operate as a wholly owned subsidiary of DynCorp. Such fees are intended to reimburse DynCorp only for its actual costs for providing such services. There will not be any charge to the combined entity for services it does not use. In addition, for the first year following the merger closing, and thereafter if mutually agreeable, DynCorp will permit the combined entity to use office space currently occupied by DMR in DynCorp's Reston, Virginia facility for a monthly rental of $2.90 per square foot.


         The proposed transition services agreement contains customary covenants and agreements, including with respect to mutual indemnification for losses incurred as a result of a breach of the agreement and a disclaimer of warranties by DynCorp. The combined entity is not obligated to purchase any services from DynCorp under the proposed agreement, and the proposed agreement limits such services to those presently being provided by DynCorp to DMR.

STRATEGIC ALLIANCE AGREEMENT

         It is a condition to the merger that DMR and DynRide LLC, an affiliate of DynCorp, negotiate and enter into a strategic alliance agreement. DynRide LLC has developed and is offering an Internet-based trip consolidation technology to support DMR's transportation services management business. The technology allows DMR to coordinate concurrent trips for more than one passenger and advise transportation providers of specific ride requirements through the Internet. With use of this technology, the provider can use the Internet to respond to the request for transport services and at the same time quote its lowest price for the services. DMR can then award the specific task to the lowest bidder in what becomes a reverse auction, with the winner being the lowest rather than the highest bidder. As a result, service costs to the agency-customer can be reduced by obtaining lower bids and consolidated rides. The trip consolidation and Internet aspects of this technology, but not the reverse auction aspects, are currently being implemented as a cost saving solution by DMR in its performance under non-emergency medical transportation management contracts with the State of Connecticut and the Commonwealth of Virginia.

         Pursuant to the currently proposed terms of the strategic alliance agreement, which will be in effect through December 31, 2009, DMR will have the exclusive right to utilize the DynRide LLC technology in connection with its transportation management services business until December 31, 2004. Thereafter, the alliance will continue, but DMR will no longer have an exclusive right to use the DynRide LLC technology for its specified purposes, and DynRide LLC will be permitted to offer its technology services to any third party, including DMR's competitors in the transportation management business. During the second period of the strategic alliance relationship, beginning in January 2005, DMR will be entitled to certain preferential pricing for its use of the subject technology, which will not be available to DMR's competitors and other parties. Fees to DynRide LLC under the proposed strategic alliance agreement are to be separately negotiated during the alliance period, on a contract-by-contract basis, in each instance that DMR wants to utilize the DynRide LLC technology to support its own contractual performance. It is anticipated that the fee for utilization of the DynRide LLC technology will be calculated on a per-transaction basis, with the cost to DMR being passed through to its own customers or to vendors under the terms of DMR's prime contract or subcontract.

                      AMENDMENTS TO CHARTER DOCUMENTS

         In the event our stockholders approve our amended and restated certificate of incorporation and the proposal to issue the shares of Class B common stock to DynCorp in the merger, we will file the amended and restated certificate of incorporation with the Delaware Secretary of State, which will
(1) change our name to DynTek, Inc., and (2) re-classify our existing common stock as Class A common stock and establish a new class of common stock referred to as our Class B common stock. Our board will also amend and restate our by-laws to provide generally that certain significant board decisions will require the consent of a super-majority of 80% of the entire board of directors, in addition to approval by the entire board in the usual manner for all other actions. In addition, we will make certain additional administrative changes to our certificate of incorporation and by-laws that are not described here.

         Our proposed amended and restated certificate of incorporation is attached to this proxy statement as Annex A, and our proposed amended and restated by-laws are attached to this proxy statement as Annex B. You are encouraged to carefully read the amended and restated certificate of incorporation and amended and restated by-laws in their entirety.

NAME

         We believe that changing our name to DynTek, Inc. will signify the combination of our two businesses, along with our emergence as a premier provider of diversified services to state and local governments. We feel that the new name will enhance the perception of our company as having taken a strong direction into this marketplace with a clear strategic focus.

CLASS B COMMON STOCK

         The following summary of the proposed terms of our Class B common stock, while complete in material respects, is nonetheless a summary. It is qualified by reference to the form of our amended and restated certificate of incorporation attached as Annex A to this proxy statement.

         The Class B common stock will rank equally with our existing, re-classified Class A common stock with respect to dividends, liquidation preference and other similar matters and, except as set forth below, will have the same rights and preferences as our Class A common stock.

VOTING RIGHTS

         Except as otherwise required by law, and subject to any rights that may be granted to holders of TekInsight preferred stock (including our existing Series A preferred stock), the holders of shares of Class A and Class B common stock are entitled to attend all annual and special meetings of stockholders and, voting together as a single class along with the Series A preferred stock, to vote on any matter properly put before our stockholders. However, holders of Class A common stock are not entitled to vote on any change in the powers or rights of the Class B common stock that would not adversely affect the rights of the Class A common stock. Examples of proposals that would adversely affect the rights of the Class A common stock might include amendments granting the Class B common stock a preference upon liquidation or in the payment of dividends, increased voting rights or special conversion or redemption rights.

         Holders of Class B common stock are entitled to a separate class vote so long as the outstanding shares of Class B common stock represent 5% or more of all outstanding shares of common stock of TekInsight:

         o On any action that would alter or change the rights of the Class B common stock;

         o To nominate and elect the same proportion of the members of our board of directors as the total number of outstanding shares of the Class B common stock bears to the total number of outstanding shares of all classes of common stock (but never as much as a majority of the members of the board of directors), which proportion initially will represent three of our seven directors; and

         o        To call a special meeting of stockholders.

All of the preceding actions require approval by holders of a majority of the Class B common stock voting together as a separate class to be implemented, except that holders of 10% or more of the voting power of the Class B common stock are entitled to call a special meeting of stockholders.

         Any director elected by the Class B stockholders (a "Class B director") may be removed from office at any time, with or without cause, by the affirmative vote of at least 80% of the voting power of the Class B common stock. Only Class B stockholders are entitled to vote for the election of Class B directors.

         So long as any holders of Class B common stock have the right to nominate and elect the Class B directors, the holders of Class B common stock will be entitled to vote for Class B directors only. In such case, the holders of Class B common stock will not vote along with the holders of Class A common stock and Series A preferred stock for any of the Class A directors. The Class A and Class B directors will not have staggered terms.

DIVIDENDS

         Holders of the Class B common stock are entitled to receive dividends and other distributions, on a pro rata basis, to the same extent as holders of Class A common stock. In case of dividends payable in shares of common stock, only Class A common stock will be paid or distributed with respect to Class A common stock and only Class B common stock will be paid or distributed with respect to Class B common stock.

LIQUIDATION PREFERENCE

         In the event of any dissolution, liquidation, or winding up of the affairs of TekInsight, holders of Class A common stock and Class B common stock are entitled to receive the same amount per share.

CONVERSION

         The Class B common stock is convertible into an equal number of shares of Class A common stock at any time at the request of the holder. In addition, if any shares of Class B common stock are transferred or encumbered, in any manner whatsoever, and such shares do not constitute a majority of the shares of Class B common stock then outstanding, then such shares will be automatically converted into an equal number of shares of Class A common stock. Finally, at such time as a majority of the shares of Class B common stock outstanding immediately following the merger are converted into shares of Class A common stock, in one or more transactions, then the remaining outstanding shares of Class B common stock will be automatically converted into an equal number of shares of Class A common stock.

OTHER AMENDMENTS

         The amended and restated certificate of incorporation also contains certain other amendments not directly related to the terms of the Class B common stock but intended to protect or clarify the rights granted to them.

         The amended and restated certificate of incorporation provides that, once adopted, TekInsight's by-laws may be altered or repealed only by:

         o The affirmative vote of a majority of the members of the board of directors then in office, subject to the provision in the amended and restated by-laws requiring approval of a supermajority of 80% of the entire TekInsight board of directors for any such alteration or repeal; or

         o The affirmative vote of a majority of the voting power of the Class A common stock and Class B common stock. However, any change in the by-laws that affects the Class B directors or the Class B common stock must be separately approved by a majority of the voting power of the Class B common stock.

         The amended and restated certificate of incorporation may be amended, altered, changed or repealed at any time as authorized by law, except as otherwise provided by the amended and restated certificate of incorporation, subject to the provision in the amended and restated by-laws requiring approval of a supermajority of 80% of the entire TekInsight board of directors for any such amendment, alteration, change or appeal.

         The Corporation will indemnify its directors and officers to the fullest extent permitted by law.

         The amended and restated certificate of incorporation also addresses the potential conflicts of interest relating to the Class B common stock. In general, under the amended and restated certificate of incorporation, any majority stockholder (or affiliated company), whether such majority holder is DynCorp or another third party, may engage in similar lines of business as the combined entity and may engage in material business transactions with the combined entity. Any such majority stockholder (and its affiliated companies), whether such majority holder is DynCorp or another third party, has no fiduciary duty, duty of loyalty or other duty not to:

         o        Engage in the same or similar business as the combined entity;

         o Do business with any client or customer of the combined entity; or

         o        Employ any former officer or employee of the combined entity.

         The amended and restated certificate of incorporation provides that directors, officers and employees of any majority holder of the Class B common stock (or any affiliated company thereof), whether such majority holder is DynCorp or another third party, may serve as director of the combined entity following the merger. The amended and restated certificate of incorporation further provides that when acting as an agent of such majority holder, any such director will not be deemed to be breaching his or her duty of loyalty to TekInsight merely because he or she participates in such majority holder's acting in its own best interest rather than in the best interest of TekInsight when it competes with, solicits employees of or seizes a corporate opportunity available to TekInsight. This is different than would generally be the case in that under Delaware law directors, regardless of who appointed them or who employs them, have a broad duty of loyalty to the corporation on whose board of directors they serve. However, the amended and restated certificate of incorporation would not diminish or alter any other duty of such directors to TekInsight, such as the directors' duty of care, or diminish or alter the directors' duty of loyalty to TekInsight other than as strictly specified.

         Notwithstanding the absence of restrictions on the majority holder of the Class B common stock under the amended and restated certificate of incorporation, DynCorp is still subject to the restrictions set forth in its non-compete agreement with TekInsight. See "Covenants" on pages E13-E20.

AMENDED AND RESTATED BY-LAWS

         In the event the amended and restated certificate of incorporation is approved by our stockholders and filed with the Delaware Secretary of State, our board will amend and restate our by-laws.

         The proposed amended and restated by-laws provide that a majority of the Class B directors must be present at any meeting of the board of directors to establish a quorum unless the meeting is a regularly scheduled meeting, or the meeting is not a regularly scheduled meeting and after having been duly notified of the meeting the Class B directors who are absent do not communicate in writing to the secretary of TekInsight good cause for such absence in advance of the meeting.

         The proposed by-laws would also require approval of a supermajority of 80% of the entire TekInsight board of directors prior to taking any of the following actions:

         o The entry by TekInsight or any of its subsidiaries into any merger, consolidation or amalgamation whether with or into any other person;

         o A sale, spin-off, transfer or other disposition of all or substantially all of the assets or capital stock of any subsidiary of TekInsight, or a sale of greater than 30% of the assets of TekInsight, in each case in any transaction or series of transactions;

         o A liquidation, recapitalization or dissolution of TekInsight or any of its subsidiaries or the filing of a bankruptcy petition by TekInsight or any of its subsidiaries;

         o The redemption, repurchase or issuance of capital stock of TekInsight or any of its subsidiaries (including options, warrants or other rights to acquire any such capital stock) in any amount, other than the issuance of employee stock options pursuant to employment contracts or employee benefit plans (including our 1992 Plan) that are administered by the board of directors (or a committee thereof), or the redemption of securities at the option of the holder thereof in accordance with the terms of such securities;

         o Any amendment to the amended and restated certificate of incorporation or by-laws of TekInsight or any of its subsidiaries;

         o Any change in the accounting policies of the TekInsight or any of its subsidiaries, including any change in fiscal year, except as required by applicable generally accepted accounting practices;

         o        Any distribution or dividend by TekInsight;

         o The incurrence of indebtedness by TekInsight or any of its subsidiaries which results in a level of indebtedness of TekInsight (on a consolidated basis) in excess of $5 million, or the creation, assumption or incurrence of any lien on the assets of TekInsight or any of its subsidiaries, individually or in the aggregate, with respect to indebtedness in excess of $5 million outstanding at any time;

         o Any continuation or other support of any operations of ProductivIT unless the anticipated monthly revenue from signed contracts for such operations as of June 30, 2001 exceeds the actual costs related to such operations incurred during June 2001, including any general and administrative overhead allocations to such operations; and

         o        The making of any investment other than:

                           o Any capital contribution of $5 million or less per annum to any subsidiary of TekInsight (or joint venture or similar entity involving a profit sharing arrangement);

                           o The incurrence of indebtedness by TekInsight or any of its subsidiaries in an amount in any transaction or series of transactions, individually or in the aggregate, totaling $5 million or less at any time outstanding;

                           o Any investment in capital stock or assets of any person in any transaction or series of related transactions in an amount of $5 million or less by TekInsight or any its subsidiaries; or

                           o The investment, in the ordinary course of business, by TekInsight or any of its subsidiaries of excess cash in obligations of the U.S. government or of "first tier" financial institutions.

REMOVAL AND REPLACEMENT OF CLASS B DIRECTORS

         Pursuant to both the amended and restated certificate of incorporation and by-laws, no Class B director may be removed from office, with or without cause, unless the removal is approved by holders of 80% of the voting power of the Class B common stock. Any vacancy relating to a Class B director will be filled by a majority of the remaining Class B directors or, if less than two such directors remain, then by holders of a majority of the voting power of Class B common stock.

DELAWARE ANTI-TAKEOVER LAW

         TekInsight is, and will continue to be, subject to the provisions of
Section 203 of the Delaware General Corporation Law. Under Section 203, TekInsight is generally prohibited from engaging in any business combination with any interested stockholder for a period of three years following the time that such stockholder becomes an interested stockholder, unless:

         o Prior to such time, the board of directors of TekInsight approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

         o Upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of TekInsight outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and also officers, and by employee stock plans in which employee optionees do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

         o At or subsequent to such time, the business combination is approved by the board of directors and authorized by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

         In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by such entity or person.

         Under Section 203, a "business combination" includes:

         o Any merger or consolidation involving the corporation and the interested stockholder;

         o Any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

         o Any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder, subject to limited exceptions;

         o Any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

         o The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

PROVISIONS WITH POTENTIAL ANTI-TAKEOVER EFFECTS

         Certain provisions of the amended and restated certificate of incorporation and amended and restated by-laws could have the effect of delaying, discouraging or preventing tender offers or other unsolicited attempts to take over and acquire the business of TekInsight. These provisions include the following:

         o The supermajority board approval of any merger or other business combination;

         o Approval by holders of 80% of the Class B common stock for removal of Class B directors (with or without cause);


         o The provisions regarding procedures for making changes in the by-laws and certificate of incorporation. For example, in general once the amended and restated by-laws have been adopted any by-law provision may be altered or repealed by the affirmative vote of at least 80% of the members of the board of directors at a meeting at which at least a majority of the Class B directors are present; PROVIDED, that any change in the amended and restated by-laws that affects the Class B directors or the Class B common stock must also be approved by a majority of the voting power of the Class B common stock. Furthermore, the amended and restated certificate of incorporation similarly cannot be amended without the affirmative vote of at least 80% of the members of the board of directors at a meeting at which at least a majority of the Class B directors are present; PROVIDED, that in addition to the usual requirements of the Delaware General Corporation Law with respect to approval of such an amendment by affirmative vote of a majority of the outstanding shares of voting capital stock, any proposed amendment of the amended and restated certificate of incorporation which would adversely alter or change the powers, preferences or special rights of the shares of Class A common stock or Class B common stock will also require the approval of a majority of the votes entitled to be cast by holders of the shares affected by the proposed amendment, voting separately as a class. Finally, any amendment of the amended and restated certificate of incorporation that takes away any rights, preferences and privileges conferred upon stockholders, directors or officers of TekInsight granted under the amended and restated certificate of incorporation, or which lowers below a majority of the voting power of common stock the vote necessary to amend the amended and restated certificate of incorporation, may not be adopted without the affirmative vote of at least 80% of the voting power of all common stock;

         o The inability of stockholders, except the holders of Class B common stock, to call a special meeting of stockholders;

         o The amended and restated by-laws' ban against stockholder appeals to the Delaware courts for the purpose of filling vacancies in the board;

         o The existence of authorized but unissued common stock and preferred stock;

         o The ability of the board to increase the number of directors and to elect the additional directors; and

         o        The absence of cumulative voting for directors.


The provisions of the amended and restated certificate of incorporation and amended and restated by-laws do not create any limitations on TekInsight's ability to privately place authorized but unissued common stock or preferred stock, other than to require approval by at least 80% of the members of the board of directors to issue additional shares of capital stock other than the issuance of employee stock options (and the shares underlying them) pursuant to employee benefit plans administered by the board of directors.


         By discouraging potential takeover bids, these provisions might diminish the opportunity for TekInsight's stockholders to sell their shares at a premium over then-prevailing market prices. In addition, under these provisions, management may prevent or delay a change in control of TekInsight, even if the change might be beneficial to the holders of Class A common stock, the holders of Series A preferred stock or all of the common stock and preferred stock as a group. These provisions might also be deemed to give the holders of Class B common stock disproportionate control over the combined entity.

         The inclusion of these provisions was not intended for anti-takeover purposes, and we are not aware of any attempt to take over control of TekInsight. In most cases, these provisions were intended to protect the rights of the holders of Class B common stock and to prevent the holders of Class A common stock and Series A preferred stock, who together hold a majority of the voting power of TekInsight, from taking any actions that might restrict or diminish the rights of the holders of Class B common stock. In certain other cases, such as with respect to the existence of authorized but unissued common stock and preferred stock, the absence of cumulative voting, and the ability of the directors to determine the size of the board, the provisions were included for administrative convenience.

                         OPINION OF FINANCIAL ADVISORS

         TekInsight is not an affiliate of DMR and the merger was negotiated on an arms' length basis. Although not required, our board of directors retained CBIZ Valuation Counselors to render its opinion as to whether the terms of the merger are fair, from a financial point of view, to TekInsight's stockholders. We retained CBIZ Valuation Counselors based upon its prominence as a valuation and financial advisory firm with experience in the valuation of businesses and their securities in connection with mergers and acquisitions, divestitures, leveraged buyouts, private placements, and other situations. Prior to this engagement, CBIZ Valuation Counselors has not performed any services for, or accepted any fees or other compensation from, TekInsight or DMR.

         On April 18, 2001, CBIZ Valuation Counselors delivered its written opinion to the board of directors of TekInsight that, as of the date of the opinion, based on its review of DMR and subject to the assumptions, limitations, procedures followed and qualifications described below and set forth in the opinion, the terms of the merger were fair, from a financial point of view, to TekInsight's stockholders.

         The full text of the fairness opinion, which contains a description of the material assumptions and qualifications made, matters considered and limitations imposed on the review and analysis, is attached to this proxy statement as Annex C. The board of directors of TekInsight imposed no conditions or limitations on the scope of the investigation or the methods or procedures to be followed by CBIZ Valuation Counselors in rendering the fairness opinion.

         In arriving at its opinion, CBIZ Valuation Counselors relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information that was provided to it by DMR and TekInsight. CBIZ Valuation Counselors also assumed that the information presented to it by TekInsight, DMR and their representatives represented efforts to describe and convey the current and prospective status of DMR from an operational and financial point of view.

         In rendering its fairness opinion, CBIZ Valuation Counselors, was provided financial information, drafts of the transaction documents (in substantially the forms executed by the parties on April 25, 2001) and other documents by the management or representatives of TekInsight and DMR including, among other things:

         o The draft agreement and plan of reorganization dated as of April 18, 2001;

         o The draft agreement and plan of merger dated as of April 18, 2001;

         o The draft registration rights agreement pertaining to the Class B common stock dated as of April 18, 2001;

         o        DMR management's fourth quarter 2000 operating review;

         o Financial statements for DMR prepared by DMR management for the years ended December 31, 1998, 1999 and 2000 and for the two months ended February 28, 2001;

         o Publicly available information concerning DynCorp and TekInsight, including copies of DynCorp's Annual Reports on Form 10-K as filed on March 10, 1999, March 29, 2000 and March 27, 2001; DynCorp's Annual Reports to stockholders for fiscal years 1998 and 1999; TekInsight's Annual Reports on Form 10-K as filed on October 13, 1999 and October 11, 2000; and TekInsight's Quarterly Report on Form 10-Q as filed on February 16, 2001;

         o Operating budgets for DMR prepared by DMR management for the years ending December 31, 2001 through December 31, 2005; and

         o Projections of operations for DMR prepared by DMR management for the quarterly periods ending March 31, 2001 through June 30, 2002.

         In rendering its fairness opinion, CBIZ Valuation Counselors considered the following factors which it considered relevant to assessing the fairness of the merger to the stockholders of TekInsight:

         o        The operations of DMR through February 28, 2001;

         o A review of a projection of operations and related documents, including copies of customer lists, contract summaries, contract proposals and management's operating review regarding the fourth quarter of fiscal year 2000;

         o Discussions with the management of DMR concerning operations, business strategy, business lines, market research, competition, expected financial performance, business and market risk, and prospects for DMR;

         o Discussions with TekInsight regarding the rationale for the merger;


         o A search for companies offering similar or competing products and services. The following companies were considered by CBIZ Valuation Counselors to provide the most meaningful comparison to DMR: Laidlaw (LDM), Rural/Metro Corp. (RURL), Community Medical Transport (CMTI), Maximus (MMS), Charles River Associates (CRAI), Commerce Group (GIB), KPMG Consulting
                  (KCIN), American Management Systems (AMSY), Metro Information Services (MISI), First Consulting Group (FCGI), Lockheed Martin (LMT), TekInsight (TEKS) and Unisys (UIS) (collectively, the "Guideline Companies");


         o A comparison, including common size analysis and financial ratio analysis, of the historic financial statements and projected financials of DMR to the historic financial statements and analysts' projections of the Guideline Companies;

         o A review of analysts reports, public filings and other information to gain insight into the outlook for the industry in which DMR operates and companies which presently or are expected to compete in the industry;


         o A review of precedent transactions occurring in calendar years 1999 and 2000 involving companies in the same or similar lines of business. The following acquisitions were considered by CBIZ Valuation Counselors: Opinion Research Corporation acquired Macro International (May 1999), AnswerThink Consulting acquired CFT Consulting (July 1999), Yellow Corp. acquired Jevic Transportation (July 1999), Stagecoach Holdings acquired CoachUSA (July 1999), Universal Media Holdings acquired E-Trans Logistics (February 2000), Interliant acquired ReSource Partners (February 2000), Perot Systems Corporation acquired Solutions Consulting (March 2000), Tier Technologies acquired The SCA Group (March 2000), EpicEdge acquired IPS Associates (June 2000), RevCare acquired Orange County Professional Services (August 2000) and Ford Motor Company acquired Carey International (September 2000);


         o A review of the market prices of the Guideline Companies for the fifteen trading days ended March 30, 2001;

         o An analysis of the expected cash flows of DMR based upon the projections provided and potential long-term scenarios and CBIZ Valuation Counselors' assessment of the risks inherent in achieving those projections, consisting primarily of DMR's ability to secure contracts in the proposal process and the ability of DMR management to effectively implement projected cost reductions; and

         o The performance of other financial studies, analyses and investigations as CBIZ Valuation Counselors deemed appropriate for purposes of its opinion (including pro forma post-merger financial statement analysis and sensitivity analyses).

         In performing its analyses, CBIZ Valuation Counselors made numerous assumptions, including with respect to:

         o Legal fee and property title, which it assumed to be good and marketable in all cases;

         o Legal, engineering and other professional matters, which it assumed have been or will be obtained from appropriate professional sources;

         o Regulations of any governmental entity to control or restrict the use of DMR's property, which it assumed not to exist or apply to DMR;

         o Government regulations, codes, ordinances and statutes, with which it assumed DMR's property will comply;

         o The management of DMR following the merger, with respect to which it assumed DMR will be competently managed and maintained by financially sound owners;

         o Financial data operating histories and other data relating to income and expense attributed to DMR as provided by DMR's management or its representatives, which it accepted without further verification;

         o Possible energy shortages or the effect on DMR of future federal, state or local legislation, including environmental or ecological matters or interpretations thereof;

         o        Tax regulations, which it assumed will not change; and

         o Supply and demand matters and market conditions, which it assumed will not change materially.

         CBIZ Valuation Counselors did not rely completely upon any single item of information to the exclusion of other information. All opinions as to economic fairness and value were presented as CBIZ Valuation Counselors' considered opinion based on the facts and data obtained during its investigation and set forth in its fairness opinion and presentation to the board of directors. Actual results achieved during the period covered by its prospective financial analysis will vary from those described in its reports and the variations may be material.

         In reaching its opinion, CBIZ Valuation Counselors considered the fair market value of DMR as indicated by the Discounted Cash Flow Methodology of the Income Approach and the Exchange and Acquisition Methodologies of the Market Approach.

         In its utilization of the Discounted Cash Flow Methodology, CBIZ Valuation Counselors analyzed the DMR's financial projections and performed a discounted debt-free cash flow analysis. Debt-free cash flow is defined as:


         Earnings Before Interest and Income Taxes
         Less:              Provision for Income Taxes
         Equals:            Debt-Free Net Income After-Tax
         Plus:              Depreciation
         Less:              Working Capital Additions
         Less:              Capital Expenditures

         Equals:  Debt-Free Cash Flow


CBIZ Valuation Counselors calculated a terminal value by applying the Gordon Growth Model, utilizing a range of long-term growth rates from 2.0% to 8.0%. The cash-flow streams, the undiscounted rounded sum of which totaled $11.2 million, and terminal values, which ranged from $28.5 million (rounded) to $54.6 million (rounded), were then discounted to the present using a range of discount rates from 20.0% to 25.0%. Such present values were then adjusted for DMR's debt to arrive at equity values. Based on this analysis, CBIZ Valuation Counselors calculated a range of rounded equity values for the DMR of $17.8 million (25.0% discount rate, 2.0% long-term growth rate) to $33.8 million (20.0% discount rate, 8.0% long-term growth rate), with a concluded rounded value of $22.5 million
(23.0% discount rate, 5.0% long-term growth rate, rounded discounted sum of cash flows of $5.8 million, rounded discounted terminal value of $16.7 million).

         In its utilization of the Exchange Methodology, CBIZ Valuation Counselors compared the financial performance of DMR with the Guideline Companies, as discussed in the bullet points above. Due to a lack of positive earnings for LDM, RURL, CMTI, KCIN, FCGI, TEKS and LMT, CBIZ Valuation Counselors applied market value of invested capital to revenue multiples to DMR's historic revenue for the 12 months ended December 31, 2000 (multiple of 0.7) and to DMR's projected revenue for the 12 months ending March 31, 2002 (multiple of 0.5). After adjusting for DMR's debt, the application of the historic and projected revenue multiples indicated rounded equity values of $18.9 million and $31.1 million, respectively. These indicated values were equally weighted, resulting in a concluded rounded equity value $25.0 million. Due to the variance in size of the Guideline Companies, as measured by market value of invested capital, revenue and total assets, and by the variance in lines of business of the Guideline Companies relative to each other and to DMR, the usefulness of this analysis was limited relative to the Income Approach analysis.

         In its utilization of the Acquisition Methodology, CBIZ Valuation Counselors identified selected precedent transactions, which included all of the transactions identified as precedent transactions in the bullet points above, and compared the enterprise values indicated by the respective transactions to revenue and earnings of the acquired companies. The indicated enterprise values (equal to the announced purchase prices) and the indicated revenue multiples (equal to the enterprise value divided by annual revenue) are as follows: Macro International (enterprise value [EV] = $22.3 million, revenue multiple [RM] = 0.4), AnswerThink Consulting (EV = $23.8 million, RM = 1.4), Jevic Transportation (EV = $172.2 million, RM = 0.7), CoachUSA (EV = $1.3 billion, RM = 1.5), E-Trans Logistics (EV = $4.0 million, RM = 2.7), ReSource Partners (EV = $40.8 million, RM = 1.6), Solutions Consulting (EV = $122.1 million, RM = 2.0), Tier Technologies (EV = $16.2 million, RM = 0.9), Epicedge (EV = $42.5 million, RM = 3.4), Orange County Professional Services (EV = $10.5 million, RM = 1.1) and Carey International (EV = $179.7 million, RM = 0.8). Due to a lack of reported earnings data for CoachUSA, Carey International and E-Trans Logistics and negative earnings for ReSource Partners, Epicedge and Tier Technologies, CBIZ Valuation Counselors applied an enterprise value to revenue multiple of 1.2 (median of CoachUSA, Jevic Transportation, Carey International and E-Trans Logistics whose business lines are most similar to those of DMR) to DMR's revenue for the 12 months ended December 31, 2000, resulting in a rounded equity value conclusion of $31.5 million. Due to the variance in size of the acquired companies, as measured by revenue and enterprise value, and the variance in lines of business relative to each other and DMR, the usefulness of this analysis was limited relative to the Income Approach analysis.

         The summary set forth herein does not purport to be a complete description of the analyses performed by CBIZ Valuation Counselors in connection with its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. The fair market value indications provided by the methodologies employed were considered in concert with each other and were correlated based on the reliability of the data and assumptions underlying each methodology. As indicated, however, the usefulness of the Exchange and Acquisition Methodologies were considered limited relative to the usefulness of the Income Approach. As such, the conclusion indicated by the Discounted Cash Flow Methodology was afforded a higher degree of importance in the analysis, 80% as compared to 10% each for the Exchange and Acquisition Methodologies.

         The amount of consideration to be delivered to DynCorp in connection with the merger was determined by the managements of TekInsight and DynCorp prior to TekInsight's engagement of CBIZ Valuation Counselors to render its fairness opinion, and was not based on a recommendation by CBIZ Valuation Counselors. Based on the market capitalization of TekInsight at the time of the delivery of the fairness opinion, the $22.5 million rounded value of DMR as determined pursuant to the Discounted Cash Flow Methodology was in excess of the amount of consideration to be delivered to DynCorp in connection with the merger.


         Pursuant to an engagement letter dated April 3, 2001, CBIZ Valuation Counselors is to receive $50,000 for its services in rendering a fairness opinion to TekInsight. CBIZ Valuation Counselors is also to be reimbursed for its expenses. TekInsight has agreed to indemnify CBIZ Valuation Counselors, its affiliates and each of its directors, officers, employees, agents, consultants and attorneys and each controlling person, if any, from any liabilities under federal securities, law, that may arise out of CBIZ Valuation Counselors' engagement.

                        UNAUDITED PRO FORMA CONSOLIDATED
              FINANCIAL INFORMATION OF TEKINSIGHT AND SUBSIDIARIES

         The accompanying unaudited pro forma condensed financial statements have been prepared to show the effects of the acquisition of DMR by TekInsight pursuant to the agreement and plan of reorganization and agreement and plan of merger, each dated as of April 25, 2001, as amended. The statements are prepared with the assumption that 17,629,000 shares of Class B common stock will be issued with a value of $1.69 per share, and the merger costs are estimated to be $250,000. The price of $1.69 per share assumes that the value of the Class B common stock will be approximately 85% of the value of Company's Class A common stock at the closing date (assumed to be $1.99 per share). Should TekInsight's market value of its common stock increase or decrease at the time of the merger, the calculation of the consideration paid may change. The pro forma statements do not reflect the assumption that an additional $20 million of financing has been secured, as a condition of the closing, since the nature of this financing, as a combination of debt and equity, has not yet been determined. The merger agreement contains certain terms for the payment of additional consideration to DynCorp, in the form of TekInsight common stock, to be issued in connection with the exercise of certain convertible securities in the future that exist at the date of the merger. Such additional consideration is not included in the pro forma statements as the amount cannot be determined at this time. The merger agreement provides for a three-year employment agreement with TekInsight's Chief Executive Officer, the terms of which have not been finalized and have not been included in the pro forma financial statements.

         The following unaudited pro forma consolidated balance sheet presents the pro forma financial position of TekInsight at June 30, 2001 as if the acquisition of DMR had occurred on such date. Included is an adjustment to record the elimination of DMR's previous shares and the issuance of TekInsight" shares of Class B common stock to DMR's sole stockholder.

         The unaudited pro forma consolidated statements of operations for year ended June 30, 2001 and the year ended June 30, 2000 reflect the combined results of TekInsight and DMR as if the acquisition had occurred on July 1, 2000 and July 1, 1999, respectively. The pro forma consolidated statement of operations for the year ended June 30, 2001 also gives effect to the acquisition of Data Systems Network Corporation, which was acquired on August 14, 2000. The results of Data Systems for the period July 1, 2000 through August 13, 2000 have been reflected in the accompanying pro forma consolidated statements of operations (See note 9 to the pro-forma financial statements). Such acquisition of Data Systems was approved by TekInsight shareholders pursuant to a separate proxy statement/prospectus dated July 13, 2000 at a stockholders' meeting held on August 14, 2000.

         The unaudited pro forma consolidated statements of operations do not necessarily represent actual results that would have been achieved had the companies been together as of July 1, 1999 or July 1, 2000, respectively, nor may they be indicative of future operations. These unaudited pro forma consolidated financial statements should be read in conjunction with TekInsight and DMR's historical financial statements and notes thereto.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET


                                                     ASSETS
                                                    --------                          PRO FORMA
          (amounts in thousands)            TEKINSIGHT      DMR       TOTAL          ADJUSTMENTS        PRO FORMA
                                            ------------  -------    -------        -------------       ----------
                                               AS OF       AS OF
                                              JUNE 30,    JUNE 28,
                                                2001       2001                   DEBIT      CREDIT
                                            -----------   -------                 -----     -------
CURRENT ASSETS:
     Cash                                       $ 1,309   $     2   $ 1,311(1)   $          $   250      $ 1,061
     Accounts receivable, net allowance
     for doubtful accounts of $282 and
     $0 respectively                              6,835     4,799    11,634                               11,634
     Contracts in progress                        1,617       957     2,574                                2,574
     Prepaid expenses and other assets            2,794        76     2,870                                2,870
                                               --------   -------  --------                             ---------
        TOTAL CURRENT ASSETS                     12,555     5,834    18,389                               18,139

LONG-TERM NOTE RECEIVABLE                                       -

INVESTMENTS - Marketable Securities                 846         -       846                                  846

PROPERTY AND EQUIPMENT, net of
accumulated depreciation of $80
    and $26 respectively                            669       396     1,065                                1,065

CAPITALIZED SOFTWARE COSTS, net of
accumulated amortization of $1,175                  914         -       914                                  914

ACQUIRED CUSTOMER LIST, net of
accumulated amortization of $1,351                9,459         -     9,459(2)     9,000                  18,459

PURCHASED SOFTWARE,
     net of accumulated amortization of $152        538         -       538                                  538


INTANGIBLE ASSETS, net of accumulated
     depreciation of $398 and $13
     respectively                                 8,466       675     9,141(3)    17,146                  26,287

INVESTMENT IN SUBSIDIARY AT COST                    356         -       356                                  356

DEPOSITS AND OTHER ASSETS                           194                 194                                  194
                                               --------   -------   --------    --------    -------    ----------

                                                $33,997   $ 6,905   $40,902      $26,146    $   250     $ 66,798
                                               ========   =======   ========    ========    =======    ==========


       See Notes to consolidated financial statements

                                                         LIABILITIES AND
                                                        STOCKHOLDERS' EQUITY

                                                                                                PRO FORMA
                                                 TEKINSIGHT         DMR        TOTAL          ADJUSTMENTS           PRO FORMA
                                                 ----------       ------       -----    ---------------------      -----------
                                                   AS OF          AS OF
  (amounts in thousands, except share data)   JUNE 30, 2001   JUNE 28, 2001                DEBIT      CREDIT
                                              -------------   -------------              ---------   ---------
CURRENT LIABILITIES:
     Accounts payable                          $   8,821        $  2,393     $ 11,214      $          $              $ 11,214
     Line of Credit                                2,503               -        2,503                                   2,503
     Deferred maintenance                          1,261               -        1,261                                   1,261
     State audit reserves                          1,792               -        1,792                                   1,792
     Accrued expenses                              3,163             615        3,778                                   3,778
                                               ---------        --------     --------                                --------
     TOTAL CURRENT LIABILITIES                    17,540           3,008       20,548                                  20,548

LONG-TERM NOTES PAYABLE                                            6,870        6,870 (4)    6,870                          0
                                               ---------        --------     --------                                --------
MINORITY INTEREST IN SUBSIDIARY                      222               -          222                                     222
                                               ---------        --------     --------                                --------


STOCKHOLDERS' EQUITY
Preferred stock, $.0001 par value,
     10,000,000 shares authorized,
     2,189,800 shares issued and
     outstanding as of March 31, 2001                  1               -            1                                       1

  Class B Common Stock, $ .0001 par value,
   25,000,000 shares authorized 17,629,000
   shares issued and outstanding as of
   March 31, 2001                                      -               -            - (5)                    2              2
  Common stock, $.0001 par value, 65,000,000
     shares authorized, 17,313,350
     shares issued and outstanding as of
     March 31, 2001                                    2               -            2                                       2
Additional paid-in capital                        40,060             750       40,810 (6)      750      29,791         69,851
Unrealized loss on securities                       (954)              -         (954)                                   (954)
Accumulated deficit                              (22,874)         (3,723)     (26,597)(7)                3,723        (22,874)
                                               ---------        --------     --------                                --------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)              16,235          (2,973)      13,262                                  46,028
                                               ---------        --------     --------      -------     -------       --------
TOTAL LIABILITIES & STOCKHOLDERS'
   EQUITY (DEFICIT)                            $  33,997        $  6,905     $ 40,902      $ 7,620     $33,516       $ 66,798
                                               =========        ========     ========      =======     =======       ========


                       See Notes to consolidated financial statements

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2001


(amounts in thousands,                                                                             PRO FORMA ADJUSTMENTS  PRO FORMA
except per share data)                        TEKINSIGHT  DATA SYSTEMS(9)  DMR(12)   TOTAL         ---------------------  ---------
                                             -----------  ---------------  -------  --------        DEBIT     CREDIT
REVENUES                                     $    44,910      $ 4,548      $27,705   $77,163                              $ 77,163

COST OF GOODS SOLD                                35,492        3,741       25,763    64,996                                64,996
                                             ------------    ---------     --------  --------                             --------
GROSS PROFIT                                       9,418          807        1,942    12,167                                12,167
                                             ------------    ---------     --------  --------                             --------
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
       Selling, general and administrative        16,334        1,079        3,391    20,804                                20,804
       Depreciation and amortization               2,747          103           55     2,905 (8)              1,231          4,136
                                             ------------    ---------     --------  --------                             --------
       TOTAL OPERATING EXPENSES                   19,081        1,182        3,446    23,709                                24,940
                                             ------------    ---------     --------  --------                             --------
OPERATING LOSS                                    (9,663)        (375)      (1,504)  (11,542)                              (12,773)

LOSS ON SALE OF MARKETABLE SECURITIES               (480)           -            -      (480)                                 (480)

RESERVE FOR UNCOLLECTIBLE NOTE RECEIVABLE                           -            -         -                                     -

OTHER INCOME (EXPENSE)
       Interest income (expense)                    (480)         (49)           -      (529)                                 (529)
       Other income (expense)                       (275)          (9)         (76)     (360)                                 (360)
                                             ------------    ---------     --------  --------                             --------
LOSS FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES                                     (10,898)        (433)      (1,580)  (12,911)                              (14,142)
                                             ------------    ---------     --------  --------                             --------
INCOME TAX BENEFIT                                    76            -            -        76 (10)                               76

LOSS FROM CONTINUING OPERATIONS                  (10,822)        (433)      (1,580)  (12,835)                              (14,066)
                                             ------------    ---------     --------  --------                             --------
NET LOSS FROM CONTINUING OPERATIONS PER
SHARE - basic and diluted                          (0.63)                                    (11)                            (0.40)
                                             ===========
WEIGHTED AVERAGE NUMBER OF SHARES
       USED IN COMPUTATION                        17,169                                                                    34,768
                                             ===========
NET LOSS                                         (10,763)        (433)      (1,580)  (12,776)                              (14,007)

OTHER COMPREHENSIVE LOSS, NET OF TAX
       Unrealized loss on
       available-for-sale securities              (1,918)           -                 (1,918)                               (1,918)
                                             ------------    ---------     --------  --------       -------   ------      --------
COMPREHENSIVE LOSS                           $   (12,681)   $    (433)    $ (1,580)                 $ 1,231   $   -       $(15,925)
                                             ============    =========     ========  ========       =======   ======      ========


               See notes to pro forma financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma consolidated balance sheet at June 30, 2001:

         (1)      To record estimated acquisition costs of $250,000.

         (2)      To record estimated value of acquired customer lists.

         (3) Eliminates the goodwill of DMR ($675,000) and records value of consideration paid over identified assets purchased ($17,821,000). Allocation of consideration is as follows:

                      (thousands of dollars)

                      Value of shares issued            $         29,793

                      Acquisition costs                              250

                      Liabilities assumed                          3,008
                                                           --------------
                      Total paid                        $         33,051
                                                           --------------

                      VALUE OF ASSETS PURCHASED:

                      Current assets                    $          5,834

                      Property & equipment                           396

                      Contracts assumed                            9,000

                      Goodwill                                    17,821
                                                           --------------

                      Fair value of assets acquired     $         33,051
                                                           --------------

          (4) Under the terms of the merger, the sole shareholder of DMR will forgive the intercompany receivable with DMR as at the date of the merger.

          (5) Represents the par value of the shares of Class B common stock. The value of Class B common stock issued is calculated as follows:

                      (amounts in thousands)
                      TekInsight common shares outstanding
                        at June 30, 2001                                             19,470
                      TekInsight Series A preferred
                        stock outstanding at June 30, 2001                            2,189
                      Common equivalent of Series A
                        preferred stock (2.5:1)                                       5,474
                      Bugsolver.com preferred stock
                        outstanding at June 30, 2001                                  1,000
                      Common stock equivalent of
                        Bugsolver.com preferred stock                                 1,500
                                                                               -------------
                      Total common stock equivalent of
                        outstanding securities at June 30, 2001                      26,444    60%
                      Total Class B common shares issued                             17,629    40%
                                                                               -------------
                      Total consolidated voting shares issued                        44,073   100%
                                                                               -------------
                      Per share value of Class B common
                        Shares issued                                                $ 1.69
                                                                               -------------
                      Total value of Class B common shares                         $ 29,793
                                                                               -------------
                      Par value Class B shares at $.001                                $  2

                      Paid in Capital Class B common shares                          29,791


                                      -33-

                                                                               -------------
                                                                                   $ 29,793
                                                                               -------------


         (6) Eliminates the additional paid-in capital of DMR ($750,000) and records the paid-in capital, in excess of par, for the issuance of the shares of Class B common stock ($29,791,000).

         (7)      Eliminates the accumulated deficit for DMR.

         The following pro forma adjustments are included in the accompanying unaudited pro forma consolidated statements of operations for the year ended June 30, 2001:

         (8) To record the amortization of intangible assets acquired in the amount of $9,000,000, using a seven-year life. Goodwill value will be tested for impairment on a periodic basis, and shall be adjusted accordingly, as necessary.

                    On August 14, 2000, TekInsight acquired all of the outstanding capital stock of Data Systems through a merger with its Services subsidiary. In connection with this acquisition, TekInsight assumed numerous ongoing customer relationships, representing the majority of its revenues. In the acquisition TekInsight recorded $18,509,000 in total goodwill and intangible assets allocated as follows:
                    $7,009,000 in goodwill which will be amortized over 20 years, $10,810,000 in capitalized customer list amortized over 7 years and $690,000 of capitalized software amortized over 5 years. The values of intangible assets recorded were derived from the discounted future derivation of free cash flows methodology, performed by an independent appraiser. An analysis of Data Systems historical revenues and margins determined the allocations of the intangibles to the customer lists and to the software acquired. The amortization periods were based on the customer and company relationship history, number of customers, types of customers and service expertise delivered to the customers. The value of the intangibles will continue to be reviewed for impairment quarterly by the Derivation of Free Cash Flows method and any valuation differences will be booked accordingly. Property and equipment were evaluated for adjustments to fair value, and generally were recorded at the net book values from the prior company, which were considered to approximate fair value.

                    A summary of the business assets acquired is as follows:

                    (Amounts in thousands)
                    Stock issued                                     $       12,500

                    Acquisition costs                                           300

                    Liabilities assumed                                      13,765
                                                                       -------------
                    Total consideration                              $       26,565
                                                                       -------------
                    ASSETS ACQUIRED:

                    Cash                                             $        1,313

                    Accounts receivable, net                                  4,935

                    Prepaid expenses, deposits and other assets               1,387

                    Property and equipment                                      421

                    Customer list                                            10,810

                    Software                                                    690

                    Goodwill                                                  7,009
                                                                       -------------
                    Fair value of assets acquired                    $       26,565
                                                                       -------------


         The acquisition price was $12,500,000. The aggregate consideration paid to Data Systems stockholders consisted of approximately 2,185,755 shares of TekInsight Series A convertible preferred stock based on an aggregate of 5,575,906 shares of common stock of Data Systems outstanding as of the effective time of the merger and an exchange ratio of 0.392 of a share of TekInsight preferred stock for each share of Data Systems common stock outstanding. On August 14, 2001, such shares became convertible into shares of TekInsight common stock at the exchange rate of 2.5 shares of common stock for one share of preferred stock. In addition, the Company assumed 462,500 options and 50,000 warrants issued by Data Systems which were converted into the right to acquire 181,300 and 19,600 shares of TekInsight preferred stock, respectively.


    (9) To record the operations of Data Systems for the period July 1, 2000 through August 14, 2000.

         TekInsight acquired Data Systems on August 14, 2000.

   (10) Due to the uncertainty of future taxable income, all additional deferred tax assets and carryforwards have been reserved.

   (11) The weighted average number of shares used in the pro forma computation of net loss per share assumes the issuance of the new Class B common stock to DynCorp as follows:
             (Amounts in thousands)

             Weighted average shares TekInsight common
              stock for the fiscal year ended June 30, 2001                   17,169
             Class B shares issued                                            17,629
                                                                        ---------------
             Total pro forma weighted average shares outstanding              34,798
                                                                        ---------------
             Pro forma consolidated loss                                    $(14,007)
             Pro forma loss per share                                       $  (0.40)
                                                                        ---------------

   (12) The results of DMR for the twelve months ended June 30, 2001 have been derived from unaudited quarterly reporting for the six month period ended December 31, 2000 and the unaudited six month period ended June 30, 2001, since DMR reports results on a fiscal year ended December 31, 2000.

                          INFORMATION ABOUT TEKINSIGHT

         TekInsight.com, Inc. was initially incorporated in Delaware on May 27, 1989 as Universal Self Care, Inc. Universal supplied and distributed both prescription and non-prescription medications and durable medical equipment and supplies principally to persons suffering from diabetes. These businesses were sold in January 1998. The company changed its name to Tadeo Holdings, Inc. on February 2, 1998, and subsequently changed its name to TekInsight in November 1999.


         TekInsight is a holding company which, through its four active subsidiaries, TekInsight Research and Development, Inc., or "Research", TekInsight Services, or "Services", TekInsight e-Government, or "e-Government" and BugSolver.com, Inc., dba ProductivIT ("ProductivIT"), is involved in the development of computer software products and the provision of services for the management and support of distributed client/server and Internet-based networks in private and governmental markets. We provide consulting, technical and related services to clients for the development of electronic customer interaction on the Internet, including consulting and development services for the maintenance, design and enhancement of electronic commerce Internet sites that interface with database systems. Pursuant to the terms of TekInsight's proposed amended and restated by-laws, if the merger is consummated TekInsight will be prohibited from continuing its operation and support of ProductivIT unless either (a) 80% of TekInsight's post-merger board of directors approves such continuing operation and support or (b) the anticipated monthly revenue from signed contracts for such operations as of June 30, 2001 exceeds the actual costs related to such operations incurred during June 2001.


         In May 2000, we acquired Big Technologies, an Internet professional service firm specializing in the development of e-government sites with advanced transactional applications. Big Technologies enhances communications between governments and constituents, saving both parties time and money. Since 1995, Big Technologies has been creating transactional web applications for municipal agencies. On June 30, 2000 Big Technologies changed its name to TekInsight e-Government Services, Inc.


         E-Government offers states, municipalities and government agencies products for designing and implementing custom e-government Internet presences utilizing a unique suite of customizable software modules, each providing a different online service which can interface with existing websites and integrated into existing databases. E-Government's products and services enable governments to process tax payments, violation payments, purchasing, licensing and deeds online in real time.



         In August 2000, TekInsight merged its Services subsidiary with Data Systems Network Corporation. Data Systems provided computer network services and products that allow companies to control their complex distributed computing environments. Such services include the design, sale and service of LANs and WANs. Data Systems generated revenues by providing consulting and network installation services, and legacy system integration services, selling add-on hardware components to existing clients and providing after-installation service and support, training services and network management services. Data Systems primarily served government customers in five states.


         Research is primarily involved in developing web-based diagnostic software agents and analysis tools, such as our ProductivIT product, and web-based electronic commerce performance and analysis tools. We use these tools to create applications, which are both sold and rented to customers, and to develop custom solutions for government and private sector enterprises. We are currently marketing our ProductivIT product, a support tool that gathers extensive data from network workstations, servers and stand-alone systems, to customers on an application service provider or ASP basis for use over the Internet. ProductivIT is designed to be used for problem resolution and system planning, by assisting in the accumulation of data and making it accessible through a secure, centralized, web-based portal. The ProductivIT product provides hardware and software support, enterprise network support, detailed asset tracking and software migration analysis. Our current marketing strategy is to offer the ProductivIT product primarily through resellers. We also intend to utilize this product, in our own network support services offered to customers, as an enabling technology for creating efficiencies in our operations.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid during the three-year period ended June 30, 2001 to the chief executive officer of TekInsight and the other four most highly paid executive officers of TekInsight whose annual salary and bonus, exceeded $100,000 for all services rendered to TekInsight during each such annual period.


                                             SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------

                                                                OTHER
       NAME AND                                                 ANNUAL     RESTRICTED                                ALL OTHER
       PRINCIPAL                                                COMPEN-      STOCK       OPTIONS/       LTIP          COMPEN-
       POSITION             YEAR        SALARY       BONUS      SATION       AWARDS       SARS(#)      PAYOUTS        SATION
Steven J. Ross
President,                  1999      $      --       --      $     --      $    --           --      $     --      $    --
Chief Executive             2000(a)   $ 143,000        0      $      0      $     0            0      $      0      $     0
Officer and Director        2001      $ 175,000        0      $ 25,000      $     0      810,000      $      0      $     0

James Linesch
Chief Financial
Officer, Executive          1999      $      --       --      $     --      $    --           --      $    --       $    --
Vice President              2000      $      --       --      $     --      $    --           --      $    --       $    --
and Director                2001(b)   $ 138,000     10,000    $ 25,000      $     0      335,000      $     0       $     0

Alex Kalpaxis
Chairman of the Board,      1999      $ 160,000        0      $      0      $     0            0      $      0      $     0
Chief Technology Officer    2000      $ 160,000        0      $      0      $     0            0      $      0      $     0
and Director                2001(c)   $ 160,000        0      $ 25,000      $     0            0      $      0      $     0



    (a) On December 10, 1999, Mr. Ross entered into a consulting agreement with BugSolver.com, Inc., a TekInsight subsidiary. The agreement provided for a monthly consulting fee of $20,000. On May 15, 2000, TekInsight entered into a consulting agreement with Mr. Ross, which replaced the December 10, 1999 agreement with BugSolver. The agreement was to expire in February 2002 and automatically renew for successive 90-day periods unless terminated by either party. The agreement provided for a monthly consulting fee of $23,000. Mr. Ross entered into an Employment Agreement with TekInsight in January 2001 and his consulting agreement was terminated.


    (b) Mr. Linesch entered into an employment agreement with TekInsight on August 14, 2001, at a base salary of $157,500 per year, for an annually renewable term of one year.


    (c) Mr. Kalpaxis and TekInsight entered into a separation agreement, effective June 30, 2001, pursuant to which Mr. Kalpaxis terminated his employment with TekInsight and resigned as an officer and director of TekInsight and all subsidiaries in consideration for 12 equal monthly severance payments aggregating $160,000 (his base salary during the 2001 fiscal year).

OPTION GRANTS

         The following table sets forth certain information, as of June 30, 2001, concerning individual grants of stock options made during the fiscal year ended June 30, 2001 to each of the persons named in the Summary Compensation Table above.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                              Number of
                              Securities       Percent of Total                        Potential realizable Value
                              Underlying        Options/SARs        Exercise or        at assumed Annual rates of
                            Options/SARs      Granted In Fiscal      Base Price       stock price appreciation for
          Name               Granted (#)             Year              (S/SH)                  option term
          (a)                    (b)                 (c)                (d)                5%               10%
------------------------  ------------        -----------         ----------------  ------------      -----------
Steven J. Ross                 810,000                94%              $1.27            $635,000       $1,607,000
------------------------  ------------        -----------         ----------------  ------------      -----------
James Linesch                  335,000                92%              $1.82            $372,000         $939,000
------------------------  ------------        -----------         ----------------  ------------      -----------
Alex Kalpaxis                        0                  0               0                      0                0


         The following table sets forth information concerning exercises of stock options by each of the executive officers named in the Summary Compensation Table during the fiscal year ended June 30, 2001 and the fiscal year-end values of options held by such named individuals.


     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                             OPTION/SAR VALUES
-------------------------------------------------------------------------------

                                                                       Number of Securities
                                                                            Underlying         Value of Unexercised
                                                                           Unexercised             In-The-Money
                              Shares Acquired                            Options/SARs at          Options/SARs at
           Name               on Exercise (#)    Value Realized ($)         FY-End (#)              FY-End ($)
            (A)                     (B)                  (C)                   (D)                      (E)
------------------------      ---------------     ---------------        ---------------          ---------------
                                                                           Exercisable/            Exercisable/
                                                                          Unexercisable            Unexercisable
Steven J. Ross                      --                    0               59,000/400,000         $519,000/$436,000
James Linesch                       --                    0               15,000/150,000         $100,725/$163,500
Alex Kalpaxis                       --                    0                      0 / 0              $ 00 /$ 00



-------------------------------------------------------------------------------------------------------------------------
                          10-YEAR OPTION/SAR REPRICINGS
-------------------------------------------------------------------------------------------------------------------------
                                      Number of                                                             Length Of
                                      Shares of                                                             Original.
                                     Common Stock                                                          Option Term
                                      Underlying      Market Price of   Exercise Price                     Remaining At
                                       Options/       Common Stock At     At time Of                         Date Of
                                    SARs Repriced    Time Of Repricing   Repricing Or      New Exercise    Repricing Or
      Name              Date          Or Amended       Or Amendment        Amendment          Price         Amendment
                                         (#)                ($)               ($)              ($)
       (a)              (b)              (c)                (d)               (e)              (f)             (g)
-------------------------------------------------------------------------------------------------------------------------
Steven J. Ross,    January 2,      400,000 shares         $0.8125            $3.00            $1.25       52 months
President,           2001
Chief
Executive
Officer and
Director
-------------------------------------------------------------------------------------------------------------------------



         On May 15, 2000, TekInsight entered into a consulting agreement with Steven J. Ross, its President and Chief Executive Officer and a director. The agreement was to expire in February 2002 and automatically renews for successive 90-day periods unless terminated by either party. The agreement provides for a monthly consulting fee of $23,000 and options to purchase 400,000 shares of the Company's common stock at $3.00 per share. Of the options granted, 200,000 were vested and exercisable as of February 1, 2000. The remaining 200,000 options were to vest and become exercisable, 100,000 each when the average closing price for one share of common stock for the five trading days immediately prior to such date attains $6.00 and $8.00 per share, respectively. In addition, Mr. Ross also received options to purchase 30,000 shares of the common stock of ProductivIT at $1.50 per share and may be granted additional options to acquire shares of ProductivIT if certain funding transactions are arranged. Upon the signing of the employment agreement with Mr. Ross on January 2, 2001, all existing options were forfeited and under the terms of his employment agreement five-year options to purchase 400,000 shares of common stock were granted at an exercise price of $1.25 per share.


EMPLOYMENT AGREEMENTS


         On October 1, 1998, TekInsight entered into a three-year employment contract with Mr. Kalpaxis, through October 1, 2001. Mr. Kalpaxis's employment agreement provides him with an annual base salary of $160,000. Additionally, Mr. Kalpaxis will receive a performance bonus based upon the operating results of TekInsight Research, a wholly-owned subsidiary of TekInsight, in which Earnings Before Taxes Interest Depreciation and Amortization, ("EBITDA") equals or exceeds one million dollars. On May 31, 2001, TekInsight and Mr. Kalpaxis entered into an agreement pursuant to which Mr. Kalpaxis agreed to step down as Chairman of the Board and Chief Technology Officer and to resign from the board of directors effective upon execution of the letter agreement. Under the terms of the agreement, Mr. Kalpaxis continued to be employed in a non-executive position as Chief Technologist of TekInsight through June 30, 2001. After that date, Mr. Kalpaxis will be retained on a consulting basis as his services are required. Mr. Kalpaxis will receive 12 equal monthly severance payments aggregating $160,000 (his base salary during the 2001 fiscal year).


         On January 2, 2001, TekInsight entered into an employment agreement with Steven J. Ross, our President and Chief Executive Officer. The agreement is for one year and automatically renews for subsequent one-year periods unless TekInsight provides written notice of its intention not to renew at least six months prior to anniversary date. The agreement includes a base salary of $350,000 per year. Under the terms of the agreement, Mr. Ross was granted 400,000 options to purchase Company common stock. In the event Mr. Ross is terminated without cause within four months prior to or following a change in control, he is entitled to receive a lump sum payment equal to one year's salary plus benefits. In connection with this agreement, the Company made a secured loan to Mr. Ross in the amount of $170,000, due December 28, 2001. In addition, Mr. Ross is entitled to the same benefits afforded executive management.

         On August 14, 2000, TekInsight entered into an employment agreement with James Linesch, its Chief Financial Officer and Executive Vice President. The agreement is for one year and automatically renews for subsequent one-year periods unless TekInsight provides written notice of its intention not to renew at least six months prior to the anniversary date. The initial compensation is $157,500 per year, subject to annual increases. In connection with his employment, Mr. Linesch was granted 100,000 options vesting over one year with an exercise price of $3.00 per share. In addition, Mr. Linesch is entitled to the same benefits afforded non-employee directors.

COMPENSATION OF DIRECTORS

         Directors, other than those who also are employees of TekInsight, are paid an annual board membership fee of $25,000, are reimbursed for certain reasonable expenses incurred in attending board or committee meetings and are eligible for awards under the TekInsight 1997 Non-employee Directors' Stock Option Plan. The Non-employee Directors' Plan provides for option grants with respect to 10,000 shares of common stock to be made to each eligible director upon each July 1st on which such director is a member of the TekInsight board. Options are exercisable for 5 years after the date of grant. The exercise price for any option under the plan is equal to the fair market value of the common stock at the time such option is granted. The plan provides that grants thereunder vest immediately. During the year ended June 30, 2001, each of Messrs. Bookmeier, Linesch and Testaverde received grants in accordance with the Non-employee Directors' Plan.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         During the fiscal year ended June 30, 2001, Messrs. Damon D. Testaverde, James Linesch and Michael Grieves served as the members of the compensation committee of the board of directors. Messrs. Linesch and Grieves were employees of TekInsight during the fiscal year.


         A $200,00 promissory note was issued for a portion of the consideration for some 13% subordinated promissory notes of Data Systems acquired by Mr. Grieves, Data Systems' Chairman, President and Chief Executive Officer, pursuant to Data Systems' Plan of Reorganization in 1992. Under the renegotiated Grieves Note, payments will be made at the end of each fiscal quarter and all outstanding principal and accrued interest was paid by March 31, 2001. The negotiated Grieves note bore interest on the principal at an annual rate of 9.5%.

         Following the merger with Data Systems, Mr. Grieves was employed by TekInsight under an employment agreement which terminated on August 14, 2001, for compensation equal to $20,000 per month and the standard employee benefits awarded to all TekInsight employees.

         As part of the merger with Data Systems, TekInsight assumed an agreement with Interactive Frontiers ("IF") whereby, IF provides access to its Internet Golf Academy to TekInsight for use at trade shows or any other venues as determined by TekInsight. Mr. Grieves, a director of TekInsight, is a significant investor and non-executive Chairman of the Board of IF. The term of the agreement was for six months beginning August 1, 2000, with a renewal of six months upon election of TekInsight. The fee is $126,000 per six-month period, and the agreement was not renewed.

         In September 2000, TekInsight raised $3,000,000 through an issuance of 1,000,000 shares of redeemable preferred stock in its ProductivIT subsidiary. Each of Mr. Douglas Adkins and H.T. Ardinger & Sons, Inc., 5% stockholders of TekInsight, purchased 500,000 shares of such preferred stock. Mr. Testaverde acted as an agent in selling those securities, was paid $150,000 and was issued 50,000 options to acquire stock of the subsidiary at $1.50 per share under the 1992 Plan.


         In March 2001, the Company raised $2,718,500 through a private placement issuance of an aggregate 2,718,550 shares of TekInsight common stock. Mr. Testaverde acted as an agent in selling those securities and received broker's commissions equal to 7% of the sales proceeds of those common stock sales. Mr. Testaverde was also granted 271,855 options to acquire an equal number of shares of TekInsight common stock under the 1992 Plan at an exercise price of $1.25 per share.

         In March 2000, in connection with the initial capitalization of ProductivIT, certain officers and directors of TekInsight were issued options to purchase ProductivIT common stock at a $1.50 strike price. Mr. Testaverde received options to acquire 200,000 shares of ProductivIT common stock.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The compensation committee is responsible for reviewing TekInsight's compensation program. The compensation committee did not meet separately during the fiscal year ended June 30, 2001 for the purpose of reviewing employee salary issues, but its members did participate in all full board meetings at which employee compensation issues were discussed. The compensation committee met once during the fiscal year ended June 30, 2001 for the purposes of granting stock options under the 1992 Plan.


         COMPENSATION PHILOSOPHY.

         Our compensation program generally is designed to motivate and reward the TekInsight executive officers and its employees for promoting financial, operational and strategic objectives while reinforcing the overall goal of enhancing shareholder value. Our compensation program generally provides incentives to achieve short, and long-term objectives. The major components of compensation for executive officers are base salary, bonus incentives (on an individual basis in TekInsight's discretion), and stock option grants. Each component of the total executive officer compensation package emphasizes a different aspect of TekInsight's compensation philosophy. These elements generally are blended to provide compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives, and align the interests of our executive officers and employees with those of TekInsight shareholders.

         COMPONENTS OF EXECUTIVE COMPENSATION.

         BASE SALARY. Base salaries for TekInsight's executive officers are determined by evaluating the responsibilities required for the position held, individual experience and breadth of knowledge, and by reference to the competitive marketplace for management talent.

         STOCK AWARDS. To promote our long-term objectives, all directors, officers and employees of TekInsight are eligible for grants of stock options. The stock awards are made to directors, officers and employees pursuant to the 1992 Plan, as amended, in the form of incentive stock options, and to non-employee directors pursuant to the 1997 Non-employee Directors Stock Option Plan, in the form of non-qualified stock options.


         Stock options represent rights to purchase shares of TekInsight common stock in varying amounts pursuant to a vesting schedule determined by the compensation committee or the full board at a price per share specified in the option grant, which may be less than the fair market value on the date of the grant under certain circumstances when non-qualified options are awarded. Stock options expire at the conclusion of a fixed term (generally 5 years).

         Since the stock options may grow in value over time, these components of our compensation plan are designed to reward performance over a sustained period and to enhance shareholder value through the achievement of corporate objectives. We intend that these awards will strengthen the focus of its directors, officers and employees on managing TekInsight from the perspective of a person with an equity stake in TekInsight. The number of options granted to a particular employee is based on the position, level, competitive market data and annual performance assessment of each employee.

         During the fiscal year ended June 30, 2001, Mr. Linesch was awarded options to purchase 355,000 shares of common stock and Mr. Testaverde was awarded options to purchase 321,855 shares of common stock under the 1992 Plan. Additional option grants made to directors during the fiscal year ended June 30, 2001 consisted of options with respect to 30,000 shares of common stock under our 1997 Non-employee Directors' Stock Option Plan.


         OPTION REPRICINGS. In consideration for Mr. Ross agreeing to become an employee of TekInsight in January 2001 and the execution of his employment agreement at that time, options to acquire 400,000 shares of common stock, exercisable at $3.00 per share, which were granted to Mr. Ross under his previous consulting agreement were cancelled and new options to acquire 400,000 shares of common stock, exercisable at $1.25 per share, were granted under the 1992 Plan. The reason for the repricing was to provide Mr. Ross with an incentive to become an employee of TekInsight and to further align his interests with those of TekInsight and its stockholders.


         TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes limitations upon the federal income tax deductibility of compensation paid to our chief executive officer and to each of the other four most highly compensated executive officers of TekInsight. Under these limitations, we may deduct such compensation only to the extent that during any fiscal year the compensation paid to any such officer does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by our shareholders). Based on our current compensation plans and policies and proposed regulations interpreting the Internal Revenue Code, TekInsight and the compensation committee believe that, for the near future, there is not a significant risk that TekInsight will lose any significant tax deduction for executive compensation. Our compensation plans and policies will be modified to ensure full deductibility of executive compensation if TekInsight and the compensation committee determine that such an action is in the best interests of TekInsight.

         COMPENSATION COMMITTEE

         Damon D. Testaverde

         James Linesch

         Michael Grieves

STOCK PRICE PERFORMANCE

Set forth below is a line graph comparing the cumulative total shareholder return on TekInsight common stock, based upon the market price of TekInsight common stock as reported by The Nasdaq Stock Market, with the cumulative total return of companies in the Nasdaq Composite Index and the Nasdaq Computer Index for the period from September 30, 1996 through June 30, 2001.


                                [GRAPH]

    ------------------------------------------------------------------------------------------------------------------
                                    6/30/00  9/30/00  12/31/00   3/31/01    6/30/01
    ------------------------------------------------------------------------------------------------------------------
    TekInsight                        93.77     68.77     29.17      37.73      78.00
    ------------------------------------------------------------------------------------------------------------------
    NASDAQ Composite Index           424.89    393.47    264.67     197.15     226.91
    ------------------------------------------------------------------------------------------------------------------
    NASDAQ Computer  Index           697.28    631.69    371.84     264.16     319.60
    ------------------------------------------------------------------------------------------------------------------


    ----------------------------------------------------------------------------------------------------------------------
                                     6/30/98   9/30/98   12/31/98   3/31/99    6/30/99    9/30/99    12/31/99   3/31/00
    ----------------------------------------------------------------------------------------------------------------------
    TekInsight                          32.30      47.93     33.33      33.33     130.20      83.33      94.80     132.30
    ----------------------------------------------------------------------------------------------------------------------
    NASDAQ Composite Index             202.98     181.46    234.90     263.69     287.76     294.19     432.47     489.88
    ----------------------------------------------------------------------------------------------------------------------
    NASDAQ Computer Index              252.58     253.89    337.40     388.21     412.40     447.34     688.91     803.57
    ----------------------------------------------------------------------------------------------------------------------


    ------------------------------------------------------------------------------------------------------------------
                                    6/30/96  9/30/96  12/31/96   3/31/97    6/30/97    9/30/97    12/31/97   3/31/98
    ------------------------------------------------------------------------------------------------------------------
    TekInsight                       112.50     81.27    118.77      97.93      91.67      83.33      57.30     54.17
    ------------------------------------------------------------------------------------------------------------------
    NASDAQ Composite Index           126.95    131.44    138.31     130.88     154.49     180.59     168.23    196.66
    ------------------------------------------------------------------------------------------------------------------
    NASDAQ Computer Index            128.28    139.17    154.33     145.07     176.55     209.11     184.04    229.95
    ------------------------------------------------------------------------------------------------------------------

                              INFORMATION ABOUT DMR

GENERAL INFORMATION

         DynCorp Management Resources, Inc. ("DMR"), a Virginia corporation, was originally formed in 1996 as DynCorp Management Resources LLC ("LLC"), a predecessor limited liability company organized under the laws of the Commonwealth of Virginia, by DynCorp as its majority equity holder. LLC was created to serve the state and local government markets with primary focus on Information Technology and Business Process Outsourcing services. DynCorp, organized in 1946, is a privately owned technical service and information technology business primarily serving agencies of the federal government.

         Effective June 28, 2000, DynCorp purchased all of the third-party owned equity in LLC (approximately 15%). Subsequent to this transaction, LLC, was merged into DMR, a newly formed wholly-owned subsidiary of DynCorp, through which the business of LLC has been continued and expanded.

OPERATING STRATEGY

         DMR secures the majority of the contracts for its services through open competitions conducted by states and municipalities. DMR receives and reviews numerous requests for proposals, or RFPs, from governmental entities for the provision of services and identifies those that are suitable for responsive bid by DMR. In government contract award procedures, following proposal submission contracts are often awarded based on subsequent negotiations with the bidder offering the most attractive proposal, price and other contracting factors. In certain cases low price may be the determining factor, while in others price may be secondary when compared with the quality of technical skills or management approach. DMR, as other bidders, may occasionally submit proposals to act as subcontractor to other bidders competing for the same position as primary contractor for a government contract.

         DMR also competes for business through Indefinite Delivery-Indefinite Quantity-type, or IDIQ, contracts that may be awarded by a government agency to one or more potential vendors. These contracts pre-qualify the vendor(s) to provide certain types of goods and services to governmental agencies at certain fixed or maximum prices. The award does not represent a firm order for any goods or services, and the type and quantity of goods and services to be delivered, if any, are indefinite in nature. Instead, the agency may solicit offers for contracts from the pre-qualified vendor(s) for goods and services covered by the IDIQ contract. Even if it is the sole vendor awarded an IDIQ contract, the potential customers may not desire to procure any of the goods and services offered by DMR.

         Government contracts awarded to DMR generally encompass a combination of short-term task orders granted under multi-project contract vehicles, and large multi-year contracts, that are won by responding to RFPs. Payment for services under such government contracts can be based on fixed-price or fixed-unit-price, time-and-materials, cost-plus-fixed-fee, revenue-sharing, or a combination of the above payment methods. DMR's strategy is to seek long- term partnerships with its customers so that each can reap the benefits of a mutual commitment to success.

         DMR operates its business generally by setting up field offices (temporary or long-term) in close proximity to government customer sites, with staff and facilities dedicated to performance of specific contracts. Services are delivered either at the government customer site, or from a shared facility located in close proximity. DMR hires a staff of knowledgeable program professionals which blend public and private sector expertise to perform its contracted services.

         By employing its operating strategy to the delivery of government services, DMR applies proven project management tools and techniques to facilitate the delivery of government services by state and local governments, allowing such government customers to achieve compliance with public mandates more efficiently, effectively and accurately.

         DMR presently employs 165 full time employees, including 12 employees located at its headquarters office in Reston, Virginia. DMR is not a party to any employment contracts with its employees, and it is not a party to any material agreements with independent contractors or other persons for the provision of consulting services.

CURRENT BUSINESS

         The business conducted by DMR can be divided into two related sectors:
Information Technology Services and Business Process Outsourcing Services.


         BUSINESS PROCESS OUTSOURCING. Fiscal and service-delivery pressures have led state and local governments increasingly to outside, non-governmental business partners who can assume and ensure the delivery of high quality services at less cost and greater quality than traditional government service offerings. These outsourcing projects require vendors with a commitment to partnership, because governmental requirements change regularly. DMR has contracted to be responsible for outsourced program operations for government clients in several areas. Typically these contracts are for multi-year periods of performance, with options to renew for additional periods. Such contracts are generally awarded through competitive procurements. Payment is based on either fixed-price, fixed-unit-price based on contractual allocations, revenue sharing, or a combination of the above.

         One of DMR's focus areas is serving as a broker, on behalf of the governmental "primary" contracting entity, for the arrangement of non-emergency medical transportation for eligible Medicaid, general relief and welfare recipients. Under a contract with the State of Connecticut, DMR brokers more than 85,000 units of transportation service per month, an effort which DMR estimates saves the State of Connecticut approximately $3 million annually.

         Another area of focus for DMR is performance of privatized child support enforcement services, pursuant to which DMR assumes responsibility for the determination and location of legally established paternity and support obligations, enforcement of court or administrative orders for such obligations, location of absent responsible parents or other persons obligated for such payments and location of relevant assets which may be used for satisfaction of such obligations.

         In addition to direct outsourcing services, DMR also provides consulting expertise to state and local governments interested in designing and evaluating outsourced operations. DMR outsourcing services customers have included various governmental departments in the states of Connecticut, Arkansas, Virginia, Illinois, North Carolina, Kansas and Nebraska. Approximately 70% of DMR's revenue in the six months ended June 28, 2001 resulted from outsourcing services.


         INFORMATION TECHNOLOGY SERVICES. The need for governments effectively to implement and employ technologies that utilize stored data, or information, in the provision of a variety of government services grows every day. So do the available choices and complexity of the technologies that can be used to provide those services. DMR helps governments surmount these challenges by providing hands-on support to manage government information resources with available technology in the following areas:

         o        Project management

         o        Implementation Support

         o        System Training

         o        Testing and Quality Assurance

         o        Conversion Support

         o        Network Services

         o        Document Management

         o        Systems Integration

         o Seat Management (e.g., providing all technology services to each computer terminal operated by a contract customer, with contracted payments based on the number of terminals served).


         DMR information technology customers have included various governmental departments in the states of New Mexico, California, Kansas, Colorado, Mississippi and Virginia.

         Approximately 30% of DMR's revenue in the six months ended June 28, 2001 resulted from information technology services.

CURRENT SIGNIFICANT CONTRACTS

         DMR derives a significant portion of its revenues from providing non-emergency transportation services, or NET services, on behalf of state and local governments on an outsourced basis under several contracts. NET services include any type of transportation to or from the source of medical care other than through emergency medical means, including, but not limited to, basic non-emergency ambulance service, medicars, service cars, livery services taxis, private autos and exceptional modes of transportation for trips greater than 100 miles one way (such as train and long distance bus).

         Performance measurements used to determine the quality of service provided by DMR under its outsourced contracts include the timeliness of determinations with respect to the provision of service and various call center response times. These contracted services are delivered by DMR directly to the beneficiaries of relevant government programs, such as the Medicaid and Social Security programs.

         Two of DMR's NET services contracts are the source of a significant portion of DMR's ongoing revenue. Neither is an IDIQ contract. Under a contract with The State of Connecticut Department of Social Services, DMR has generated base revenue of approximately $50 million over a 41-month period ended June 28, 2001. Such revenue constituted over 60% of DMR's total revenue during the annual period ended December 28, 2000 and the quarter ended March 29, 2001. The contract has been extended on a monthly basis since June 2001 and is currently extended through June 2002, with a slight increase in fees. The customer has indicated an intent to offer the contract for new bid competition for the period following June 2002.

         Pursuant to a contract with the Commonwealth of Virginia Department of Medical Assistance Services, DMR will generate base revenues of approximately $60 million over the two-year period ending June 2003. This contract includes un-priced options for renewal for up to four successive one-year periods. Therefore, at the end of the initial term and the end of each option term, DMR and the customer would negotiate the prices for the following year using a pre-determined formula for setting the price for the ensuing option year. Both of these NET services contracts provide for services to be delivered on a fixed-fee per service basis, with revenue earned based upon the number of eligible participants to whom services are provided.

         DMR derived approximately 60% of its revenues from a contract with the State of Connecticut during the annual period ended December 28, 2000 and the six months ended June 28, 2001. No other customer accounted for more than 10% of revenues during such periods.

COMPETITION


         As the demand for public sector IT services and business process outsourcing has grown substantially in recent years, due to government desires to streamline processes, improve customer service, upgrade and web-enable systems, enhance efficiencies, and take advantage of the latest in technology, governmental agencies have increasingly turned to outside contractors to supply many of their information technology and business processing services needs that were historically performed in-house. But the market for the provision of such services by outside vendors is fragmented.



         DMR provides services principally to health, transportation, and human services agencies of state and local governments. In its provision of services to health and human services agencies, DMR's competitors in providing services to health and human services agencies include Affiliated Computer Services (IMS division recently acquired from Lockheed Martin), MAXIMUS, Policy Studies, Inc., Tier Technologies and GovConnect. DMR has been successful in securing contracts in this area due to the track record and credibility of its key management team in providing these services in both the public and private sectors prior to their joining DMR. In addition, the community of child support professionals is small and closely knit, providing barriers to entry for additional potential competitors. DMR's competitors in providing services related to the development of intelligent transportation systems and transportation regulatory regimes for state and local governments include Affiliated Computer Services (IMS division recently acquired from Lockheed Martin), Transcore and Adesta Transportation.


LEGAL PROCEEDINGS

         DMR is not a defendant in any material adverse legal proceedings. From time to time, certain legal matters arise in the normal course of its business, such as labor-related claims. Such matters are not anticipated to result in material adverse claims against DMR.

REAL PROPERTY

         DMR is primarily a service-oriented company, and the ownership or leasing of real property is an activity that is not material to an understanding of its operations. DMR leases numerous commercial facilities used in connection with its provision of various services to its customers. None of these properties is unique, all are expected to continue to be utilized in the operation of DMR's business post-merger and they are believed by TekInsight management to be adequate for the present needs of DMR's business.

FINANCING OBLIGATIONS

         DMR is a guarantor of DynCorp's obligations under a credit agreement, dated as of December 10, 1999 among DynCorp, Citicorp USA, Inc., certain other lenders and other parties. This guaranty will be released upon consummation of the merger with TekInsight.

         DMR also owes monies to DynCorp for advances received under DynCorp's cash management practices. Any amounts owed by DMR to DynCorp as of consummation of the merger will be forgiven and capitalized on the financial records of DMR at that time.

INTELLECTUAL PROPERTY


         DMR holds no patents, copyrights, trademarks or service marks and does not conduct any research and development activities. DMR uses certain business process source code developed by a former subsidiary of DynCorp in connection with performance under DMR's outsourcing services contract with The State of Connecticut Department of Social Services for the provision of Non-Emergency Transportation Services. This intellectual property is significant to DMR's performance under the State of Connecticut contract. Information 1st, Inc., the purchaser of the former DynCorp subsidiary, has delivered a copy of the source code to DMR, with unlimited permission to use the source code at no charge and with no time limit.


         In addition, DMR uses certain other proprietary business process technologies that it licenses from DynRide, an affiliate of DynCorp, pursuant to an inter-company agreement. The terms of DMR's continued use of the technologies will be set forth in the strategic alliance agreement described in the section of this proxy statement entitled "The Merger - Strategic Alliance Agreement", which begins on page __.

         TekInsight management believes the identified intellectual property licenses are adequate for the present needs of DMR's business.

ADDITIONAL OPERATIONAL CONSIDERATIONS

         FIXED PRICE CONTRACTS. DMR derives a material portion of its revenue from fixed-price contracts, based upon certain specified criteria. To the extent that DMR accurately determines its projected costs under these contracts, it can effectively estimate the ultimate profitability derived from the services rendered. When experience under the contract indicates that such cost estimates need to be revised, DMR has in the past and it may in the future revise its estimate for costs of completion and profitability for its services.

         POSSIBLE TERMINATION OF GOVERNMENT CONTRACTS. Typically, a government contract has an initial term of one year combined with options to extend the contract for one-year periods, exercisable at the discretion of the governmental contracting entity. The governmental contracting entity is not obligated to exercise its option to extend a contract. At completion of a government contract and any optional extensions, the contract is again submitted for competitive bid by eligible contractors, including DMR. Contracts between DMR and either governmental contracting entities or their prime contractors, may also contain standard provisions for termination at the convenience of the government or the prime contractor. Rather than termination for convenience, contracts with state and local governments typically provide for termination in the event the contract is not funded in the future by the state or local legislature.

         There is no assurance that terminations will not occur in DMR's existing or future government contracts, and any such terminations could adversely affect DMR's business.

         NO ASSURANCE OF REVENUES UNDER INDEFINITE DELIVERY, INDEFINITE QUANTITY CONTRACTS. Many government contracts, particularly those involving information technology, are IDIQ contracts. An agency may award an IDIQ contract to one or more contractors, but the award does not represent a firm order for services. Instead the contractor(s) may then identify specific projects and propose to perform the specified service for a potential customer covered by the IDIQ contract, which customer may or may not decide to order the services. As a result, a contracting party to an IDIQ contract cannot assure that it will generate a specific level, in any revenue under such contract. One of DMR's contracts with the Commonwealth of Virginia, under which DMR is authorized to provide information technology services rather than NET services, is an IDIQ contract.

         RELIANCE ON A FEW LARGE CONTRACTS. DMR derives a substantial portion of its revenues from a small number of contracts. The loss of one or more of these contracts could have a significant adverse effect on DMR's ability to generate revenue and achieve profitability. There can be no assurance that these contracts will not be terminated by the other parties to the contracts or that they will be renewed following their expiration.

         REGULATORY REQUIREMENTS. DMR administers contracts for state agencies for the provision of services that are partially funded under federal government programs, such as Medicaid and other programs for the provision of services under health, social services and related regulatory frameworks. The services required by the state agency customer must comply with pertinent federal regulations, as well as the social services regulations of the individual contracting states. Such regulations may change during the course of DMR's contract performance, and the scope of required services may increase or decrease from time to time. State budgets and available federal funds may be affected by such changes. Changes in regulations that reduce the scope of services may adversely affect DMR's ability to generate revenue, and funding constraints that do not adapt to increased levels of services could adversely affect DMR's ability to achieve profitability from its contract performance.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
              FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF DMR

         The following discussion and analysis provides information that management believes is relevant to an assessment and understanding of DMR's results of operations and financial condition for the six months ended June 28, 2001 and June 29, 2000 and for the fiscal years 2000, 1999 and 1998. The discussion should be read in conjunction with DMR's audited 2000, 1999 and 1998 financial statements and unaudited financial statements for the six-month periods ending June 28, 2001 and June 29, 2000 appearing elsewhere in this proxy statement.

RESULTS OF OPERATIONS

         Information for the period to August 7, 2000 related to DMR's predecessor, DynCorp Management Resources LLC.

         DMR provides diversified services to agencies of state and local governments within the United States, often covering functions that had been performed by employees of such agencies. Services provided have included management of the provision of non-emergency transportation to eligible citizens, development of information system applications and enforcement of child support programs. Significant customers have included government agencies in Connecticut, Virginia, North Carolina, Illinois, Kansas, Arkansas, Mississippi and California.

         For the six months ended June 28, 2001 and June 29, 2000 and for the each of the three years 1998 through 2000, one contract to manage the provision of non-emergency medical transportation services in the State of Connecticut has accounted for approximately 60% of revenue. The contract has been extended through June 2002, with a slight increase in fees. The customer has indicated an intent to offer the contract for new bid competition for the period following June 2002.

         On June 1, 2001, DMR commenced performance on a three-year, fixed-price contract to provide non-emergency transportation coordination and management services to the State of Illinois on a statewide basis. During the first four days of operation, DMR experienced customer call volume through its call center that was significantly higher than the customer's estimate and at a level that could not be efficiently handled by DMR's personnel. On June 7, 2001, the customer issued a notice of breach of contract. After negotiations with the customer, an amendment to the contract was executed on June 14, 2001, permitting DMR to stagger the phase-in of its services throughout the state. This had the effect of curing the notice of breach. DMR believes that the high call volume resulted from a state letter to all transportation users that erroneously asked all participants (not just those desiring to arrange transportation) to contact DMR's call center. DMR has increased staffing and is considering alternatives under the contract for recovering any increased costs resulting from the incident. The staggered phase-in, as well as the higher start-up costs, has resulted in lower revenue and profit in 2001 than previously planned. Phase-in is expected to be complete by the end of October 2001.

         On July 17, 2001, 50 Virginia-based transportation vendors, who previously provided non-emergency medical transportation directly to the Commonwealth, filed suit in the Circuit Court for the City of Petersburg, Virginia, seeking to enjoin DMR and certain other companies that were recently awarded similar non-emergency medical transportation contracts by the Commonwealth from proceeding with the performance of such contacts. On September 17, 2001, the vendors voluntarily dismissed the litigation without prejudice. Although the suit could be re-filed within 90 days, DMR believes that it has meritorious defenses to all allegations in the lawsuit.




REVENUE

         DMR's revenue for the six months ended June 28, 2001 was $14.58 million compared to $13.63 million for the comparable period in 2000, an increase of $0.95 million, or 7%. The increase primarily resulted from the addition and ramp up of four new child support collection service contracts in Kansas and North Carolina. These contracts contributed additional revenue of $2.23 million in the six months ended June 28, 2001. Partially offsetting the increase was the San Bernardino County California contract that ended prior to 2001. This contract provided revenue of $1.03 million in the six months ended June 29, 2000.

         DMR's revenue increased by $2.22 million, or 9%, to $26.75 million in 2000 over revenue of $24.54 million for 1999. The primary cause of the increase was from revenue generated from the State of Kansas contract to provide child support services, commencing in 2000. The Connecticut non-emergency transportation contract generated increased revenue, which was offset by a decline on a Virginia contract, which was substantially completed in 1999.

         DMR's revenue for 1999 increased by $6.48 million, or 36%, to $24.54 million in 1999 over revenue of $18.06 million for 1998. Two new contracts in the State of Arkansas and new contracts in New Mexico and California contributed to this increase, along with increased services provided under the Connecticut non-emergency transportation contract.

COST OF SERVICES

         DMR's cost of services for the six months ended June 28, 2001 was $13.10 million, compared to $11.53 million for the comparable period in 2000, an increase of $1.57 million or 14%. Cost of services for the six months ended June 28, 2001 were 90% of revenues as compared to 85% for the comparable 2000 period. The decrease in margins resulted primarily from decreased margins on the Connecticut transportation services contract and the loss of the San Bernardino contract, which generated a 42% gross margin for the six months ended June 28, 2000.

         DMR's cost of services for 2000 of $24.18 million, or 90% of revenues, increased by $0.26 million over cost of services for 1999, which were 97% of revenues. The improvement in gross margin on revenues in 2000 was primarily due to period losses experienced on two contracts in 1999 that did not recur in 2000.

         DMR's cost of services for 1999 of $23.92 million, or 97% of revenues, increased by $8.20 million over cost of services for 1998, which were $15.72 million or 87% of revenues. The decrease in gross margin from revenues in 1999 was primarily due to losses experienced on two contracts in 1999 that were not incurred in the prior year.

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

         DMR's selling, general and administrative expenses for the six months ended June 28, 2001 were $1.72 million, as compared to $1.59 million in the comparable 2000 period, an increase of $0.14 million, or 9%. The increase was primarily due to an increase in divisional staff. Partially offsetting this increase was a decrease in consultant expenses.

         DMR's selling, general and administrative expenses for 2000 increased by $1.09 million, or 50%, over such costs incurred in 1999, to $3.28 million. Contributing to this increase were an increase in management staff deemed necessary to handle the expanding contract base, increased bid and proposal costs, and legal fees incurred to favorably impact the resolution of disputes related to 1999's loss contracts.

         DMR's selling, general and administrative expenses increased by $0.13 million, or 6%, over such costs in 1998, to $2.19 million.

NET (LOSS) INCOME

         DMR reported net loss of $0.28 million for the six months ended June 28, 2001 as compared to net income of $0.51 million in the same period in 2000. The decrease in net income was due to higher selling, general and administrative expenses, lower margins on the Connecticut transportation services contract and the loss of the San Bernardino contract as noted above.

         DMR reported a net loss of $0.74 million for 2000, after recovery of $0.40 million on a Mississippi contract that partially offset losses recorded in 1999. The loss for 2000 reflects the fact that operating profits on in-process contracts were insufficient to offset general and administrative expenses. Additionally, reimbursement rates for the Connecticut non-emergency transportation contract were insufficient to provide the necessary contribution to DMR's gross margin. Negotiations are in process to improve the rates and extend the term of this contract.

         DMR reported a net loss of $1.58 million for 1999 and generated net income of $0.26 million for 1998. Disputes with a subcontractor on a Mississippi contract contributed to the 1999 loss, in an amount of over $1.5 million. Insufficient rates, precipitated by faulty data provided by the customer prior to submission of the bid, resulted in an operating loss on an Arkansas contract of over $1.3 million. DMR's obligations on both contracts were completed in 2000.

WORKING CAPITAL, CASH FLOWS AND LIQUIDITY

         Working capital, defined as current assets less current liabilities, was $2.83 million at June 28, 2001, as compared with $2.44 million at December 28, 2000, an increase of $0.39 million. The increase was primarily due to higher receivables and contracts in progress associated with the new medical transportation contracts in Illinois and Virginia. Partially offsetting this activity was an increase in accounts payable and payroll liabilities associated with these two contracts. The ratio of current assets to current liabilities was
1.9 at June 28, 2001, compared to 2.0 at December 28, 2000.

         Working capital was $2.44 million at December 28, 2000, an insignificant change from $2.57 million at December 30, 1999. The ratio of current assets to current liabilities was 2.0 at December 28, 2000, compared to
1.7 at December 30, 1999, due to faster collections from customers, which facilitated the payment of subcontractor payables.

         For the six months ended June 28, 2001, cash flows used in operations were $0.59 million. Cash flows generated from operations for the six months ended June 29, 2000 were $0.67 million. This reduction of $1.26 million was primarily due to start up activities associated with the Illinois and Virginia contracts.

         Cash flows from operations were $(0.45) million for 2000 as compared with $(2.48) million for 1999, an improvement of $2.03 million. The improvement reflects the reduction in net loss for 2000 as well as faster collection of accounts receivable from customers. Cash flows from operations for 1999 of $(2.48) million declined from $(0.82) million for 1998, primarily because of the impact of 1999's losses.

         DMR's negative cash flows have been funded by DynCorp, its parent company. Advances from DynCorp from the inception of DMR through June 28, 2001, totaled $6.87 million. The need for cash advances has been precipitated primarily by working capital required to conduct new contracts and by operating losses.


         DynCorp intends to continue funding the working capital requirements of DMR until the proposed merger of DMR with and into TekInsight's subsidiary is consummated. The proposed merger of DMR with TekInsight will eliminate this parent company support. However, the merger is contingent upon certain conditions, including that the combined company secure a firm irrevocable financing commitment under which at least $20 million of financing will be available to the combined entity following the merger.


         On July 17, 2001, 50 Virginia-based transportation vendors, who previously provided non-emergency medical transportation directly to the Commonwealth, filed suit in the Circuit Court for the City of Petersburg, Virginia, seeking to enjoin DMR and certain other companies that were recently awarded similar non-emergency medical transportation contracts by the Commonwealth from proceeding with the performance of such contracts. On September 17, 2001, the vendors voluntarily dismissed the litigation without prejudice. Although the suit could be re-filed within 90 days, DMR believes that it has meritorious defenses to all allegations in the lawsuit.




FORWARD-LOOKING STATEMENTS


         This and related sections of the proxy statement contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Stockholders are cautioned that certain statements in this and related sections of the proxy statement are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors. Such uncertainties and risks include, in addition to those discussed under the heading "Forward-Looking Statements" on page _ of this proxy statement, the early termination of, or failure of a customer to exercise option periods under, a significant DMR contract, technological change, the inability of DMR to manage its growth or to execute its internal performance plan, the inability of DMR to integrate the operations of acquisitions, and the inability of DMR to attract and retain the technical and other personnel required to perform its contracts. Actual events, circumstances, effects and results may be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. Consequently, the forward-looking statements contained in this and related sections of the proxy statement should not be regarded as representations by TekInsight, DMR or any other person that the projected outcomes can or will be achieved.

                   INTERESTS OF CERTAIN PERSONS IN THE MERGER

         Except as disclosed, none of the current directors or officers of TekInsight has any substantial interest, direct or indirect, by security holdings or otherwise, in the merger. We do not, however, believe that any of these interests presents a material conflict of interest.


EMPLOYMENT AGREEMENTS



         TekInsight is a party to employment agreements with Steven J. Ross, James Linesch and Alexander Kalpaxis, each of which is discussed under the heading "Employment Agreements" beginning on page 38 of the proxy statement.


INDEMNITY AGREEMENTS

         TekInsight has entered into agreements which provide indemnification to each of its directors and officers, to the fullest extent allowed under the Delaware General Corporation Law. The indemnification agreements provide for payment by TekInsight of all expenses, judgments and other amounts required to be paid by an officer or director in connection with a proceeding or suit to which he is a party or witness or is otherwise involved by reason of the fact he acted as an officer, employee, director or agent of TekInsight. TekInsight is not obligated to pay any expenses with respect to any proceeding arising out of acts or omissions for which an officer or director is prohibited by applicable law from receiving indemnification or where the attorney representing the indemnitee has concluded that the indemnitee is not entitled to indemnification of any amounts.

NEW DIRECTORS


         We anticipate that Messrs. Aspatore, Bookmeier and Testaverde will resign as directors of TekInsight effective upon consummation of the merger. The vacancies will be filled with nominees designated by DynCorp in accordance with our amended and restated by-laws, which new directors will thereafter serve until our next annual meeting as Class B directors. The four current directors who remain on the board following the merger will thereafter serve as directors elected solely by the holders of the Class A common stock and the Series A preferred stock (the "Class A directors"). We anticipate that DynCorp will nominate David L. Reichardt, Marshall S. Mandell and Thomas R. Davies to serve as the initial Class B directors. The business experience and present occupations of each of such persons is as follows:


         DAVID L. REICHARDT, age 58, has served as Senior Vice President and General Counsel of DynCorp since 1986. He served as President of Dynaletric Company, a former subsidiary of DynCorp, from 1984 to 1986 and as Vice President and General Counsel of DynCorp from 1977 to 1984. He serves as a director of DynCorp.

         MARSHALL S. MANDELL, age 58, has served as Senior Vice President, Corporate Development of DynCorp since 1998. He served as Vice President, Business Development of DynCorp from 1994 to 1998. He also served as Acting President of the Information & Engineering Technology strategic business unit of DynCorp from 1997 to 1998. He served as Vice President, Business Development, Applied Sciences Group of DynCorp from 1992 to 1994. He was Senior Vice President, Eastern Computers, Inc. from 1991 to 1992 and President of the Systems Engineering Group, Ogden/Evaluation Research Corporation from 1984 to 1991.


         THOMAS R. DAVIES, age 49, is currently and has been the Senior Vice President-Products and Solutions for Current Analysis Incorporated, a market and competitive intelligence services company, since December 1999. Prior to holding that position, Mr. Davies was employed by Federal Sources, Inc. as Senior Vice President for Internet Services from December 1998 to December 1999, and as Vice President-State and Local Government Consulting from December 1995 to December 1998. Before joining Federal Sources, Inc., Mr. Davies was employed in various positions by EDS Corporation, with the last such position being Senior Director for State and Local Government Strategy.


EMPLOYMENT AGREEMENT WITH STEVEN J. ROSS

         It is a condition to the merger that we enter into a new employment agreement with Mr. Ross, on or before the closing of the merger, with at least a term of three years. The revised agreement must be on terms that are reasonably satisfactory to Mr. Ross and to DynCorp and must include an assignment by Mr. Ross to TekInsight of any rights he may have in any intellectual property developed while he is employed by TekInsight. This agreement is currently being negotiated, and the most recent draft contemplates an annual base salary of $400,000, an annual bonus of up to $200,000 (subject to the substantial achievement of the future business plan and general business objectives of TekInsight post-merger), forgiveness in 2002 of an outstanding loan in the amount of $100,000, a one-time bonus of $175,000 (including $70,000 of loan forgiveness), and a minimum of two-years advance notice in the event TekInsight intends not to renew the agreement. We anticipate that the other terms of the new employment agreement will be substantially similar to those of Mr. Ross's present employment agreement.

OTHER RELATIONSHIPS

         Damon Testaverde, a director of TekInsight, is a registered representative of Network One Financial Services, Inc., the principal market maker with respect to the securities of TekInsight.

MATERIAL CONTACTS WITH DMR

         Neither TekInsight nor any of its subsidiaries is party, or has been party during the prior two years, to any negotiations, transactions or material contacts with DMR, DynCorp or any of their respective subsidiaries or affiliates.

                      PROPOSAL 3--2001 STOCK INCENTIVE PLAN


         The board of directors of TekInsight adopted the 1992 Plan to help TekInsight and its subsidiaries attract and retain highly capable officers, directors and employees and selected key consultants, and to encourage them to promote the growth and profitability of TekInsight and its subsidiaries. 2,000,000 shares of common stock are presently reserved for issuance under the 1992 Plan, 1,992,855 of which shares either have already been issued in connection with the exercise of options or are subject to unexercised options previously granted by the board of directors.


         We are soliciting your approval of our 2001 Plan. The purpose of the 2001 Plan is to cover future option grants to our officers, directors, key employees and consultants, including those who join us as a result of the merger, in order to provide an incentive for good performance. Our existing 1992 Plan will expire in June 2002, and we do not have sufficient shares available under the 1992 Plan to accomplish this goal. If the 2001 Plan is not approved, there will be an insufficient number of shares to cover future grants to officers, employees, directors and consultants of TekInsight and the combined entity following the merger to promote the best interests of the stockholders of TekInsight. Although adoption of the 2001 Plan is not a condition to the merger, it is an important component of our ability to incentivize the management of the combined entity and, therefore, will constitute an important factor in our ability to make the merger a success.

         The 2001 Plan is attached to this proxy statement as Annex D. You are encouraged to carefully read the 2001 Plan in its entirety.

THE FOLLOWING IS A SUMMARY DESCRIPTION OF THE MATERIAL FEATURES OF THE 2001
PLAN.

         Under the proposed 2001 Plan, TekInsight may grant options to purchase up to an aggregate of 2,000,000 shares of common stock, subject to adjustment under specified circumstances, to officers, directors, key employees and consultants of TekInsight and its majority-owned subsidiaries. We anticipate that approximately seven directors and our anticipated officers and key employees, of TekInsight and its majority owned subsidiaries, will be eligible to receive options under the 2001 Plan. An indeterminate, but anticipated small number, of consultants will be eligible to receive options under the 2001 Plan. The total number of shares with respect to which options may be granted to any one participant may not exceed 250,000 shares per calendar year.

         The 2001 Plan provides for the grant of options that are intended to qualify as incentive stock options ("ISOs"), under Section 422 of the Internal Revenue Code, to key employees of TekInsight and its subsidiaries, as well as the grant of non-qualifying options ("NQSOs") to officers, directors, key employees and consultants of TekInsight and its subsidiaries.

         The 2001 Plan is administered by the compensation committee, which will consist solely of two or more non-employee outside directors. The compensation committee will select the optionees and determine the number of shares of common stock covered by each option and the terms of the option agreement to be executed by TekInsight and the optionee.

         The option exercise price for ISOs granted under the 2001 Plan may not be less than the fair market value of the common stock on the date of grant, or 110% of the fair market value in the case of an ISO granted to an optionee beneficially owning more than 10% of the outstanding common stock. The option exercise price for NQSOs granted under the 2001 Plan may not be less than 85% of the fair market value of the common stock on the date of grant. There is a $100,000 limit on the value of common stock (determined at the time of grant) covered by ISOs that first become exercisable by an optionee in any calendar year.

         The maximum option term is ten years from the date of grant (or five years for an ISO granted to an optionee beneficially owning more than 10% of the outstanding common stock). The vesting schedule, which establishes when an option becomes exercisable, and the terms of the options granted under the 2001 Plan will be determined on a case-by-case basis by the compensation committee and provided in the particular option agreement issued to an optionee. No option may be granted more than ten years after the effective date of the 2001 Plan. Subject to the terms of the optionee's stock option agreement, options may only be transferable by will or in accordance with the laws of descent and distribution. To the extent required under SEC Rule 16b-3, options (or the shares of common stock issued upon exercise of the options) must be held for at least six months following the date of grant.

         Payment for shares purchased under the 2001 Plan may be made either in cash or, if permitted by the particular option agreement, by exchanging shares of common stock of TekInsight with a fair market value equal to the total option exercise price, or by a combination of common stock of TekInsight plus cash equal to the total option exercise price.


         If an optionee's employment with TekInsight terminates by reason of death or disability, the optionee's options that are vested on the date of death or disability will terminate on the first anniversary of the optionee's date of termination (unless otherwise stated), but not later than the date the option would otherwise expire. If the optionee's employment terminates for any reason other than death or disability, the optionee's options that are vested on the date of termination may be exercised within three months after such termination of employment (unless otherwise stated), but not later than the date the option would otherwise expire. All of an optionee's options that are unvested as of the optionee's date of termination will be forfeited (unless otherwise stated). Additionally, notwithstanding the foregoing, an optionee's vested options may not be exercised after termination of employment if the compensation committee reasonably determines that the termination of employment of such optionee resulted from willful acts or failure to act by the optionee that were detrimental to TekInsight or any of its affiliates, or if the compensation committee reasonably determines that the optionee competed with the business of TekInsight prior to such termination of employment.


         In the event of a merger or consolidation, liquidation or sale of all or substantially all of the assets or stock of TekInsight, the compensation committee must take any one or more of the following actions:

         o Provide that all or any outstanding options will become fully vested and exercisable in full prior to such event;

         o Provide that all or any outstanding options will be assumed, or substantially equivalent stock-based awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); and/or

         o In the event of a merger under the terms of which holders of common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment for each option held by the optionees equal to the difference between the merger price per share and the exercise price of the options.

         The board of directors and the compensation committee may amend or terminate the 2001 Plan at any time, provided that they cannot, without prior stockholder approval, increase the maximum number of shares reserved for issuance pursuant to the 2001 Plan, increase the number of options that may be granted per year per optionee, change the class of eligible optionees or modify the 2001 Plan in a manner that requires stockholder approval under applicable law. Unless previously terminated, the 2001 Plan will terminate automatically on the tenth anniversary of the date of its adoption.

FEDERAL INCOME TAX CONSEQUENCES


         This tax discussion is a general discussion of the principal tax attributes of options awarded under the 2001 Plan based on the tax rules in effect on the effective date of this filing. State and local income tax consequences are not discussed, and may vary from locality to locality.


         NONQUALIFIED STOCK OPTIONS. A participant who is granted a NQSO will not recognize any income at the time of grant, nor is TekInsight entitled to a tax deduction at the time of grant. On the date a participant exercises the NQSO, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option's exercise price. The holding period for capital gain and loss purposes will begin on the date of exercise and the participant's basis in the shares will equal the fair market value of the shares on the date of exercise. When the participant disposes of shares acquired pursuant to a NQSO, any gain or loss on the shares will be treated as long-term or short-term capital gain, depending on the holding period of the shares.

         Subject to Section 162(m) of the Internal Revenue Code (the "Code"), which limits the deductibility of compensation in excess of $1,000,000 for certain executive officers, TekInsight will be entitled to a deduction on the date of exercise equal to the amount of ordinary income recognized by the participant.

         If the exercise price of a NQSO is paid by surrendering TekInsight common stock, the Internal Revenue Service treats such exchange as if there were two transactions. The first transaction is treated as a non-taxable exchange of the previously-acquired common stock for an equal number of shares of new common stock. The basis of the new shares will be the same basis as the shares surrendered and the holding period of the new shares will include the holding period of the shares surrendered. The second transaction concerns the number of shares that the participant receives upon exercise of the option in excess of the number of surrendered shares, i.e., the "additional shares." The participant will recognize ordinary income upon the exercise equal to the fair market value of these additional shares on the date of exercise, less any cash paid towards the exercise price. The basis of the additional shares will be equal to their fair market value on the date of exercise, and their holding period will begin on that date.

         INCENTIVE STOCK OPTIONS. A participant receiving an ISO will not be subject to income tax upon either the grant of such option or, assuming the ISO requirements are satisfied, its subsequent exercise. The spread between the option's exercise price and the fair market value on the date of exercise will, however, be included in the participant's alternative minimum taxable income for purposes of determining the participant's liability, if any, for the alternative minimum tax. If stock received on exercise of an ISO is disposed of in the same year the option was exercised, and the amount realized is less than the stock's fair market value at the time of exercise, the amount includable in alternative minimum taxable income will be the amount realized upon the sale or exchange of the stock, less the taxpayer's basis in the stock. If the participant holds the shares acquired upon exercise for more than one year after exercise and two years after grant, the difference between the amount realized on a subsequent sale or other taxable disposition of the shares and the option's exercise price will constitute long-term capital gain or loss at the time of sale.

         If the participant disposes of the shares before the expiration of more than one year after exercise and two years after grant, the participant will be deemed to have made a "disqualifying disposition" of the shares. This will require the participant to recognize ordinary income in the year of the disposition in an amount equal to the difference between the exercise price and the lesser of: (i) the fair market value of the shares on the date the ISO was exercised; or (ii) the amount realized on the sale or exchange of the shares. Additionally, if the sales price on the date of disposition exceeds the fair market value of the shares on the exercise date, the sale will trigger capital gain on such excess.

         TekInsight will generally not be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event of a disqualifying disposition, TekInsight will be entitled to a federal income tax deduction in the year of the disqualifying disposition in an amount equal to the ordinary income realized by the participant.


         If the exercise price of an ISO is paid by surrendering TekInsight common stock, the Internal Revenue Service treats such exchange as if there were two transactions. The first transaction is treated as a non-taxable exchange of the previously-acquired common stock for an equal number of shares of new common stock. The basis of the new shares will be the same basis as the shares surrendered and the holding period will include the holding period of the shares surrendered. The second transaction concerns the number of shares that the participant receives upon exercise of the option in excess of the number of surrendered shares, i.e., the "additional shares." No income or gain is recognized on the receipt of these additional shares. However, the basis of these additional shares will equal zero (i.e., the participant is treated as having paid nothing for these shares). The holding period for the additional shares begins on the date of the exchange. To take advantage of this special rule, the participant cannot surrender common stock that has been acquired through the exercise of an incentive stock option and which has not been held for the requisite period.


         WITHHOLDING TAXES. Whenever TekInsight proposes or is required to issue or transfer shares of common stock under the Plan to a current or former employee, TekInsight has the right to require the participant to remit to TekInsight an amount sufficient to satisfy any federal, state and/or local income and employment withholding tax requirements prior to the delivery of any certificate for such shares or to take any other appropriate action to satisfy such withholding requirements. Notwithstanding the foregoing and subject to such rules established by TekInsight, TekInsight may permit a participant to satisfy such obligation in whole or in part by electing to have TekInsight withhold shares of common stock from the shares to which the participant is otherwise entitled.


         SECTION 162(m). Subject to certain exceptions, Section 162(m) of the Code generally denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million paid per year per person to its chief executive officer and four other officers whose compensation is required to be disclosed in its annual meeting proxy statements. Section 162(m) deduction limits generally do not apply to compensation related to stock options if the exercise price of the option equals or exceeds that stock's fair market value on the date the option is granted, the options are granted under a plan that states the maximum number of shares with respect to which options may be granted to any participant during a specified period, and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The 2001 Plan is intended to satisfy these requirements with respect to ISOs, and we intend to administer the plan to satisfy these requirements with respect to NQSOs. In particular, to the extent the compensation committee grants NQSOs that are intended to be exempt from the deduction limits under Section 162(m), the compensation committee will set the exercise price for such NQSOs at an amount that equals or exceeds the fair market value of the stock on the date the option is granted. If, however, any options granted to any of the officers described above are deemed not to be exempt from the provisions of Section 162(m) and the officer's non-exempt compensation, including such options, exceeds $1 million in any given year, such excess amount would not be deductible by TekInsight.



VOTE REQUIRED FOR APPROVAL


         Approval of the 2001 Plan will require the affirmative vote of holders of a majority of the aggregate voting power of the outstanding shares of common stock and Series A preferred stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal, voting together as a single class. Holders of record of common stock are entitled to one vote per share on this proposal. Holders of record of Series A preferred stock are entitled to 2.5 votes per share on this proposal.

         The board of directors of TekInsight recommends that all stockholders of TekInsight vote "FOR" the 2001 Plan.

                           INCORPORATION BY REFERENCE

         TekInsight is incorporating by reference in this proxy statement the following documents which have been previously filed with the Securities and Exchange Commission:

         1. Annual report for the fiscal year ended June 30, 2001. This report contains:

                  o Audited consolidated balance sheets for TekInsight and its subsidiaries as of June 30, 2001 and 2000;

                  o Audited consolidated statements of operations, changes in stockholders' equity, and cash flows for TekInsight and its subsidiaries for the fiscal years ended June 30, 2001, 2000 and 1999;

                  o Management's discussion and analysis of TekInsight's financial condition and results of operations for applicable periods; and

                  o Quantitative and qualitative disclosures about TekInsight's market risk, as applicable.




         A copy of our Annual Report for the fiscal year ended June 30, 2001 is being delivered to you along with a copy of this proxy statement for your review.

         Representatives of our principal accountants for the current fiscal year and most recently completed fiscal year are not expected to be present at the Special Meeting, and as a result such representatives will not have the opportunity to make a statement or to be available to respond to your questions.



                       WHERE YOU CAN FIND MORE INFORMATION


         TekInsight and DynCorp, DMR's sole stockholder, each file periodic reports with the SEC. You may read and copy this information at the SEC's public reference facilities. Call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available at the Internet web site of the SEC at www.sec.gov.



         In addition, we filed copies of the agreement and plan of reorganization, the agreement and plan of merger and the stock option agreement as exhibits to our Current Report on Form 8-K that was filed with SEC on May 2, 2001. We also filed copies of the first and second amendments to the agreement and plan of reorganization as exhibits to our Annual Report on Form 10-K that was filed on September 26, 2001 and our Current Report on Form 8-K that was filed with the SEC on November 2, 2001, respectively. You can obtain copies of these documents from the SEC as described above. We will also provide you copies, free of charge, upon request. Our proposed amended and restated certificate of incorporation is attached to this proxy statement as Annex A, our proposed amended and restated by-laws are attached to this proxy statement as Annex B, the opinion of our financial advisers is attached to this proxy statement as Annex C, and our proposed 2001 stock incentive plan is attached to this proxy statement as Annex D. In addition, the agreement and plan of reorganization, the first and second amendments thereto, the agreement and plan of merger and the stock option agreement are attached to this proxy statement as Annexes E-1 through E-5, respectively.

                                                                     ANNEX A

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                              TEKINSIGHT.COM, INC.

    Tekinsight.com, Inc., a Delaware corporation (the "Corporation"), hereby certifies as follows:

    1. The name of the corporation is Tekinsight.com, Inc. The original certificate of incorporation of the Corporation (the "Original Certificate of Incorporation") was filed with the Secretary of State of the State of Delaware and adopted on May 12, 1989, under the name Universal Self Care, Inc., restored and revived on July 24, 1991, and amended on October 21, 1992, October 21, 1997, February 4, 1998 and November 30, 1999,

    2. This Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") amends and restates in its entirety the Corporation's Original Certificate of Incorporation and subsequent amendments thereto and has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL") and approved by the stockholders of the Corporation at a special meeting of stockholders held on November 20, 2001 and duly executed and acknowledged by the officers of the Corporation in accordance with Section 103 of the DGCL.


    3. At ____ a.m./p.m. on November 20, 2001 (the "Effective Time"), each share of the Corporation's common stock, $.0001 par value per share, issued and outstanding immediately prior to the Effective Time (the "Old Common Stock") shall be reclassified as and changed into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock, $0.0001 par value per share (the "Class A Common Stock") authorized by paragraph (A) of Article FOURTH of the Certificate of Incorporation, without any action by the holder thereof (the "Reclassification"). Each Certificate that theretofore represented a share or shares of Old Common Stock shall thereafter represent that number of shares of Class A Common Stock into which the share or shares of Old Common Stock represented by such certificates shall have been reclassified.

    4. The Original Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

    FIRST: The name of the corporation is TekInsight.com, Inc.

    SECOND: Its registered office and place of business in the State of Delaware is to be located at 15 North Street in the Dover, Delaware 19901. The Registered Agent in charge at such address is National Corporate Research, Ltd.

    THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

    FOURTH: A. Authorized Shares. The Corporation shall be authorized to issue 100,000,000 shares of stock, of which (i) 70,000,000 shares shall be shares of Class A Common Stock, par value $0.0001 per share (the "Class A Common Stock"), and 20,000,000 shall be shares of Class B Common Stock, par value $0.0001 per share (the "Class B Common Stock") (the Class A Common

Stock and the Class B Common Stock being collectively referred to herein as the "Common Stock"), and (ii) 10,000,000 shares shall be shares of Preferred Stock, par value $0.0001 per share (the "Preferred Stock").

            B. Preferred Stock.

               (1) The Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more classes or series and, by filing a certificate pursuant to the DGCL (hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such class or series, and to fix the designations, voting powers (if any), privileges, preferences and relative, participating, optional or other special rights of the shares of each such class or series and the qualifications, limitations and restrictions thereon. The authority of the Board of Directors with respect to each class or series shall include, but not be limited to, determination of the following:

                   (a) the designation of the class or series, which may be by distinguishing number, letter or title;

                   (b) the number of shares of the class or series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding) in the manner permitted by law;

                   (c) the rate of any dividends (or method of determining the dividends) payable to the holders of the shares of such class or series, any conditions upon which such dividends shall be paid and the date or dates or the method for determining the date or dates upon which such dividends shall be payable;

                   (d) whether dividends, if any, shall be cumulative or noncumulative and, in the case of shares of any class or series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such class or series shall cumulate;

                   (e) if the shares of such class or series may be redeemed by the Corporation, the price or prices (or method of determining such price or prices) at which, the form of payment of such price or prices (which may be cash, property or rights, including securities of the Corporation or of another corporation or other entity) for which, the period or periods within which and the other terms and conditions upon which the shares of such class or series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events, if any, including the obligation, if any, of the Corporation to purchase or redeem shares of such class or series pursuant to a sinking fund or otherwise;

                   (f) the amount payable out of the assets of the Corporation to the holders of shares of the class or series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                   (g) provisions, if any, for the conversion or exchange of the shares of such class or series, at any time or times, at the option of the holder or holders thereof or at the option of the Corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same class of capital stock of the

Corporation or into any other security of the Corporation, or into the stock or other securities of any other corporation or other entity, and the price or prices or rate or rates of conversion or exchange and any adjustments applicable thereto, and all other terms and conditions upon which such conversion or exchange may be made;

                   (h) restrictions on the issuance of shares of the same class or series or of any other class or series of capital stock of the Corporation, if any; and

                   (i) the voting rights and powers, if any, of theholders of shares of the class or series.

               (2) The Certificate of Designations, Preferences and Relative, Participating, Optional or Other Special Rights of Series A Convertible Preferred Stock and Qualifications, Limitations and Restrictions Thereof previously filed by the Corporation on August 11, 2000 pursuant to the DGCL is incorporated by reference and remains in full force and effect; provided, however, that each reference therein to shares of Common Stock, par value $0.0001 per share, shall mean the Class A Common Stock.

            C. Common Stock. The following is a statement of the relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations and restrictions of the Class A Common Stock and Class B Common Stock of the Corporation:

               (1) Except as otherwise set forth below in this Article FOURTH, the relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions of the Class A Common Stock and Class B Common Stock shall be identical in all respects.

               (2) Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, holders of Class A Common Stock and Class B Common Stock shall be entitled to receive such dividends and other distributions in cash, stock of any corporation (other than Common Stock of the Corporation) or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in all such dividends and other distributions. In the case of dividends or other distributions payable in Common Stock, including distributions pursuant to stock splits or divisions of Common Stock of the Corporation, only shares of Class A Common Stock shall be paid or distributed with respect to Class A Common Stock and only shares of Class B Common Stock shall be paid or distributed with respect to Class B Common Stock. The number of shares of Class A Common Stock and Class B Common Stock so distributed on each share shall be equal in number. Neither the shares of Class A Common Stock nor the shares of Class B Common Stock may be reclassified, subdivided or combined unless such reclassification, subdivision or combination occurs simultaneously and in the same proportion for each class.

               (3) (a) At every meeting of the stockholders of the Corporation, every holder of Common Stock shall be entitled to one vote in person or by proxy for each share of Common Stock standing in his, her or its name on the transfer books of the Corporation. Except as may be otherwise required by law or by this Certificate of Incorporation, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class and their votes shall be counted and totaled together, subject to any voting rights which may be granted to holders of Preferred Stock, on all matters submitted to a vote of stockholders of the Corporation; provided, however, that so long as the holders of Class B Common Stock shall have the right to nominate and elect\ the Class B Directors (as defined below) as provided in Article FOURTH, paragraph D below, such holders shall not have the right to vote on the election of directors of the Corporation other than the Class B Directors. Notwithstanding any other provision of this Certificate of Incorporation to the contrary, holders of Class A Common Stock shall not be eligible to vote on any alteration or change in the powers, preferences or special rights of the Class B Common Stock that would not adversely affect the rights of the Class A Common Stock; provided that, for the foregoing purposes, any provision for the voluntary, mandatory or other conversion or exchange of the Class B Common Stock into or for Class A Common Stock on a one for one basis shall be deemed not to adversely affect the rights of the Class A Common Stock.

                   (b) Except as otherwise provided by law, and subject to any rights of the holders of Preferred Stock, the provisions of this Certificate of Incorporation shall not be modified, revised, altered or amended, repealed or rescinded in whole or in part, without the approval of a majority of the votes entitled to be cast by the holders of the Class A Common Stock and the Class B Common Stock, voting together as a single class (except as otherwise provided in paragraph (C)(3)(a) above); provided, however, that with respect to any proposed amendment of this Certificate of Incorporation which would alter or change the powers, preferences or special rights of the shares of Class A Common Stock or Class B Common Stock so as to affect them adversely, the approval of a majority of the votes entitled to be cast by the holders of the shares affected by the proposed amendment, voting separately as a class, shall be obtained in addition to the approval of a majority of the votes entitled to be cast by the holders of the Class A Common Stock and the Class B Common Stock voting together as a single class as hereinbefore provided. To the fullest extent permitted by law, any increase in the authorized number of shares of any class or classes of stock of the Corporation or creation, authorization or issuance of any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, shares of any such class or classes of stock shall be deemed not to affect adversely the powers, preferences or special rights of the shares of Class A Common Stock or Class B Common Stock.

                   (c) Every reference in this Certificate of Incorporation to amajority or other proportion of shares, or a majority or other proportion of the votes of shares, of Common Stock, Class A Common Stock or Class B Common Stock shall refer to such majority or other proportion of the votes to which such shares of Common Stock, Class A Common Stock or Class B Common Stock are entitled.

                   (d) At any meeting of stockholders, the presence in person or by proxy of the holders of a majority of the voting power of the shares of the Corporation issued and outstanding and entitled to vote on every matter that is to be voted on at such meeting shall constitute a quorum.

               (4) In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment in full of the amounts required to be paid to the holders of Preferred Stock, the remaining assets and funds of the Corporation shall be distributed pro rata to the holders of Common Stock, and the holders of Class A Common Stock and the holders of Class B Common Stock will be entitled to receive the same amount per share in respect thereof. For purposes of this paragraph (C)(4), the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other corporations (whether or not the Corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

               (5) Except as shall otherwise be approved by a majority of the votes entitled to be cast by the holders of each class of Common Stock voting separately as a class, in case of any reorganization or any consolidation of the Corporation with one or more other corporations or a merger of the Corporation with another corporation in which shares of Class A Common Stock or Class B Common Stock are converted into (or entitled to receive with respect thereto) shares of stock and/or other securities or property (including cash), each holder of a share of Class A Common Stock shall be entitled to receive with respect to such share the same kind and amount of shares of stock and other securities and property (including cash) receivable upon such reorganization, consolidation or merger by a holder of a share of Class B Common Stock and each holder of a share of Class B Common Stock shall be entitled to receive with respect to such share the same kind and amount of shares of stock and other securities and property (including cash) receivable upon such reorganization, consolidation or merger by a holder of a share of Class A Common Stock. In the event that the holders of Class A Common Stock (or of Class B Common Stock) are granted rights to elect to receive one of two or more alternative forms of consideration, the foregoing provision shall be deemed satisfied if holders of Class A Common Stock and holders of Class B Common Stock are granted substantially identical election rights.

               (6) (a) Upon the request of a holder of Class B Common Stock or upon the voluntary or involuntary sale, exchange, assignment, transfer, attempted transfer, devise, bequest, or other disposal, or pledge, hypothecation, or other encumbrance (each, a "Transfer") of shares of Class B Common Stock other than a Transfer of shares of Class B Common Stock representing a majority of the shares of Class B Common Stock outstanding at such time in a single transaction, such shares of Class B Common Stock so requested to be converted or so Transferred shall be automatically converted to shares of Class A Common Stock, on a one share to one share basis; provided, however, that if a majority of the shares of Class B Common Stock initially outstanding are converted to shares of Class A Common Stock, the remaining outstanding shares of Class B Common Stock shall be automatically converted to shares of Class A Common Stock on a one share to one share basis (any conversion of shares of Class B Common Stock to shares of Class A Common Stock is referred to herein as a "Conversion"). At the time of a Conversion, the record holder of the shares of Class B Common Stock to be converted shall deliver to the principal office of the Corporation or any transfer agent for shares of the Class A Common Stock (i) the certificate or certificates representing the shares of Class B Common Stock to be converted, duly endorsed in blank or accompanied by proper instruments of transfer and (ii) written notice to the Corporation specifying the number of shares of Class B Common Stock to be converted into shares of Class A Common Stock and stating the name or names (with addresses) and denominations in which the certificate or certificates representing the shares of Class A Common Stock issuable upon such Conversion are to be issued and including instructions for the delivery thereof. Notwithstanding the foregoing sentence, conversion shall be deemed to have been effected at the time specified in the request for Conversion or upon the Transfer, as the case may be, and as of such time each person named in such written notice as the person to whom a certificate representing shares of Class A Common Stock is to be issued shall be deemed to be the holder of record of the number of shares of Class A Common Stock to be evidenced by that certificate. Delivery of such certificates and such written notice shall obligate the Corporation to issue such shares of Class A Common Stock, and thereupon the Corporation or its transfer agent shall promptly issue and deliver at such stated address to such record holder of shares of Class A Common Stock a certificate or certificates representing the number of shares of Class A Common Stock to which such record holder is entitled by reason of such Conversion, and shall cause such shares of Class A Common Stock to be registered in the name of such record holder.

                   (b) Upon any conversion of shares of Class B Common Stock into shares of Class A Common Stock pursuant to the provisions of this paragraph, any dividend for which the record date or payment date shall be subsequent to such conversion and/or which may have been declared on the shares of Class B Common Stock so converted, shall be deemed to have been declared, and shall be payable, with respect to the shares of Class A Common Stock into or for which such shares of Class B Common Stock shall have been so converted, and any such dividend which shall have been declared on such shares payable in shares of Class B Common Stock shall be deemed to have been declared, and shall be payable, in shares of Class A Common Stock.

                   (c) The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, such number of shares of Class A Common Stock as would become issuable upon the conversion of all shares of Class B Common Stock then outstanding. The Corporation covenants that all of the shares of Class A Common Stock so issuable shall, when so issued, be duly and validly issued, fully paid and non-assessable and free from liens and charges, other than those created by the holder thereof. The Corporation shall take all action as may be necessary to ensure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the shares of Class A Common Stock are or may be listed, or of any inter-dealer quotation system of a registered national securities association upon which the shares of Class A Common Stock are or may be listed.

                   (d) The Corporation will not be required to pay any documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Class A Common Stock on the conversion of shares of Class B Common Stock, and no such issue or delivery shall be made unless and until the person effecting such transfer has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

         D. Class B Common Stock. As long as there are outstanding shares of Class B Common Stock that represent five percent (5%) or more of all outstanding shares of Common Stock of the Corporation, holders of Class B Common Stock shall have the following rights in addition to any rights provided by the DGCL:

            (1) Any amendment, alteration, change or repeal, direct or indirect, of this Article FOURTH, paragraph D shall require the affirmative vote of the holders of shares of not less than a majority of the voting power of the Class B Common Stock of the Corporation, voting together as one class.

            (2) Holders of Class B Common Stock, voting as a single class, shall have the right to nominate and elect such proportion of the total number of members of the Board of Directors as the total number of outstanding shares of the Class B Common Stock represents to the total number of outstanding shares of all Common Stock; provided, that, any fractional amount in the number of directors to be elected by the holders of the Class B Common Stock resulting from the foregoing calculation shall be rounded up to the nearest whole number, based on the fractional amount involved (the "Class B Directors"); provided, however, that in no event shall the Class B Directors constitute a majority of the directors then in office. Any vacancy relating to a Class B Director shall be filled by a majority vote of the remaining Class B Directors or a nominee selected by holders of a majority of the voting power of Class B Common Stock.

            (3) Holders representing a majority of the voting power of the outstanding Class B Common Stock shall have the right to call a special meeting of stockholders.

            (4) Except as specified in Article FOURTH, Section C(3)(a) or clauses (1) - (3) above and any other matters as to which holders of Class B Common Stock have the right to vote separately as a class under the DGCL, holders of Class B Common Stock shall have the right to vote on any matter as to which holders of Class A Common Stock have the right to vote. With regard to any such matter, holders of Class B Common Stock shall vote together with holders of Class A Common Stock as a single class.

    FIFTH: A. Stockholder Meetings.

           (1) Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. An annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as may come before the meeting shall be held at such time and place as shall be determined in accordance with the Bylaws. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws.

           (2) Except as otherwise required by law and subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or distributions upon liquidation, special meetings of stockholders of the Corporation of any class or series for any purpose or purposes may be called only by:

              (a) the Chairman of the Board of Directors;

              (b) the Vice-Chairman of the Board of Directors;

              (c) the President of the Corporation;

              (d) a majority of the Board of Directors; or

              (e) holders of a majority of the voting power of Class B Common Stock pursuant to Article FOURTH, paragraph D.

           B. Written Consent. Except as may be otherwise provided in a resolution or resolutions providing for any class or series of stock other than Common Stock with respect to action by written consent by holders of such class or series of stock, any action required or permitted to be taken at any annual or special meeting of the stockholders may be effected by written consent of such stockholders pursuant to Section 228 of the DGCL.

    SIXTH: A. Powers of the Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which shall be constituted as provided in this Article and as provided by law.

           B. Number of Directors. The Board of Directors shall initially consist of seven (7) directors, which number of directors may be increased or decreased from time to time pursuant to a resolution adopted by the affirmative vote of a majority of the entire Board of Directors, including at least one Class B Director, if any.

           C. Removal of non-Class B Directors. Any director, other than a Class B Director, may be removed from office at any time, only for cause (as defined by the Corporation's Bylaws), by the affirmative vote of the holders of at least eighty percent (80%) of the votes entitled to be cast by the Common Stock.

           D. Removal of Class B Directors. Any Class B Director may be removed from office at any time, with or without cause (as defined by the Corporation's Bylaws), by the affirmative vote of the holders of at least eighty percent (80%) of the votes entitled to be cast by the Class B Common Stock.

           E. Meetings of the Board of Directors. Meetings of the Board of Directors may be held within or without the State of Delaware, as the Bylaws may provide.

    SEVENTH: A director of the Corporation shall, to the maximum extent permitted by the laws of the State of Delaware, as now or hereafter in effect, have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

    The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article SEVENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

    The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.

    The rights to indemnification and to the advance of expenses conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the Bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

    Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses or other protection of a director, officer, employee or agent of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

    Any repeal or modification of the laws of the State of Delaware, as now or hereafter in effect, shall not adversely affect any rights to indemnification and to the advancement of expenses or other protection of a director, officer, employee or agent of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

    EIGHTH: A. Certain Acknowledgments. The provisions of this Article EIGHTH shall regulate and define the conduct of certain of the business and affairs of the Corporation in relation to any Significant Stockholder and Affiliated Companies (as defined below in this Article EIGHTH) thereof, in recognition and anticipation that:

            (1) the directors, officers and/or employees of a Significant Stockholder or of Affiliated Companies thereof may serve as directors and/or officers of the Corporation;

            (2) the Significant Stockholder and the Affiliated Companies thereof engage, are expected to continue to engage, and may in the future engage in the same, similar or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage;

               (3) the Corporation and Affiliated Companies thereof will or may engage in material business transactions with the Significant Stockholder and Affiliated Companies thereof; and

               (4) as a consequence of the foregoing, it is in the best interests of the Corporation that the respective rights and duties of the Corporation, the Significant Stockholder and the Affiliated Companies of each, and the duties of any directors or officers of the Corporation who are also or have been directors, officers or employees of the Significant Stockholder or Affiliated Companies thereof, be determined and delineated in respect of any agreements, arrangements or transactions between, or opportunities that may be suitable for both, the Corporation and Affiliated Companies thereof, on the one hand, and the Significant Stockholder and Affiliated Companies thereof, on the other hand.

     Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article EIGHTH.

     The provisions of this Article EIGHTH are in addition to, and not in limitation of, the provisions of the DGCL and the other provisions of this Certificate of Incorporation. Any agreement, arrangement, transaction or business relationship which does not comply with the procedures set forth in this Article EIGHTH shall not by reason thereof be deemed void or voidable or result in any breach of any fiduciary duty or duty of loyalty or failure to act in good faith or in the best interests of the Corporation or derivation of any improper personal benefit, but shall be governed by the provisions of this Certificate of Incorporation, the Bylaws, the DGCL and other applicable law.

     B. Certain Agreements, Arrangements and Transactions Permitted; Certain Fiduciary Duties of Certain Stockholders, Directors and Officers. The Corporation may from time to time enter into and perform, and cause or permit any Affiliated Company of the Corporation to enter into and perform, one or more agreements (or modifications or supplements to pre-existing agreements), arrangements or transactions with the Significant Stockholder or Affiliated Companies thereof pursuant to which the Corporation or an Affiliated Company thereof, on the one hand, and the Significant Stockholder or an Affiliated Company thereof, on the other hand, agree to or do engage in transactions of any kind or nature with each other or with Affiliated Companies thereof and/or agree to or do compete, or refrain from competing or limit or restrict their competition, with each other, including allocating and causing their respective directors, officers and employees (including any who are or have been directors, officers or employees of both) to allocate opportunities between or to refer opportunities to each other. No such agreement, arrangement or transaction shall be considered void or voidable solely (i) due to the nature of the parties thereto or due to the existence of circumstances as described in paragraph (A) of this Article EIGHTH or (ii) because any one or more of the officers or directors of the Corporation who are also or have been directors or officers of the Significant Stockholder or any Affiliated Companies thereof are present at or participate in the meeting of the Board of Directors or committee thereof which authorizes the agreement, arrangement or transaction, or solely because his or their votes are counted for such purpose. No such agreement, arrangement or transaction or the performance thereof by the Corporation or the Significant Stockholder or any Affiliated Company thereof shall be considered (i) contrary to any fiduciary duty or duty of loyalty that the Significant Stockholder or any Affiliated Company thereof may owe to the Corporation or any Affiliated Company thereof or to any stockholder or other owner of an equity interest in the Corporation by reason of the Significant Stockholder or any Affiliated Company thereof being a Significant Stockholder of the Corporation or participating in control of the Corporation or any Affiliated Company thereof or (ii) contrary to any fiduciary duty or duty of loyalty of any director or officer of the Corporation who is also or has been a director, officer or employee of the Significant Stockholder or any Affiliated Company thereof to the Corporation or such Affiliated Company or any stockholder or other owner of an equity interest therein. In addition, with respect to any such agreement, arrangement or transaction, the directors and officers of the Corporation who are also or have been directors and officers of the Significant Stockholder or any Affiliated

Company thereof (i) shall have fully satisfied their fiduciary duties to the Corporation and the stockholders, (ii) shall be deemed to have acted in good faith and in a manner such persons reasonably believe to be in and not opposed to the best interests of the Corporation and (iii) shall be deemed not to have breached their duties of loyalty to the Corporation and its stockholders and not to have derived an improper personal benefit therefrom, if any of the following conditions shall have been satisfied:

               (1) such agreement, arrangement or transaction shall have been approved (a) by the Board of Directors by the affirmative vote of a majority of the directors (even though less than a quorum) who are not Interested Persons (as defined below in this Article EIGHTH) in respect of such agreement, arrangement or transaction or (b) by a committee of the Board of Directors constituted solely of directors who are not Interested Persons in respect of such agreement, arrangement or transaction by the affirmative vote of a majority of the members of such committee or (c) by one or more officers or employees of the Corporation (including officers or employees of the Corporation acting as directors, officers, trustees, partners or members of, or in any similar capacity on behalf of, any Affiliated Company of the Corporation) who in each case is not an Interested Person in respect of such agreement, arrangement or transaction and to whom the authority to approve such agreement, arrangement or transaction has been delegated either by the Board of Directors by the same affirmative vote required by paragraph
(B)(1)(a) of this Article EIGHTH for approval of such agreement, arrangement or transaction by the Board of Directors or by a committee of the Board of Directors constituted as provided by and acting by the same affirmative vote as required by paragraph (B)(1)(b) of this Article EIGHTH for approval of such agreement, arrangement or transaction by such committee or, in the case of an employee, to whom such authority has been delegated by an officer to whom authority to approve such agreement, arrangement or transaction has been so delegated; provided, however, that, before approval of such agreement, arrangement or transaction, the material facts of the relationship between the Corporation or such Affiliated Company thereof, on the one hand, and the Significant Stockholder or such Affiliated Company thereof, on the other hand, and the material terms and facts as to such agreement were disclosed to or were known by the members of the Board of Directors or of such committee or the officer or officers or employee or employees who acted on approval of such agreement, arrangement or transaction, as the case may be; or

               (2) such agreement, arrangement or transaction was fair to the Corporation as of the time it was entered into by the Corporation; or

               (3) such agreement, arrangement or transaction was approved by the affirmative vote of the holders of a majority of the voting power of the shares of capital stock of the Corporation entitled to vote thereon and who do vote thereon, exclusive of the Significant Stockholder and any Affiliated Company thereof and any Interested Person in respect of such agreement, arrangement or transaction; or

               (4) in the case of any such agreement, arrangement or transaction that did not satisfy the requirements of clause (1), (2) or (3) of this paragraph (B), such agreement, arrangement or transaction shall have been approved or ratified by (a) the Board of Directors of the Corporation by the affirmative vote of a majority of the directors (even though less than a quorum) who are not Interested Persons in respect of such agreement, arrangement or transaction or (b) by a committee of the Board of Directors constituted solely of directors who are not Interested Persons in respect of such agreement, arrangement or transaction by the affirmative vote of a majority of the members of such committee or (c) by one or more officers or employees of the Corporation (including officers or employees of the Corporation acting as directors, officers, trustees, partners or members of, or in any similar capacity on behalf of, any Affiliated Company of the Corporation) who in each case is not an Interested Person in respect of such agreement, arrangement or transaction and to whom the authority to approve such agreement, arrangement or transaction has been delegated either by the Board of Directors by the same affirmative vote required by paragraph
(B)(4)(a) of this Article EIGHTH for approval of such agreement, arrangement or transaction by the Board of Directors or a committee of the Board of Directors constituted as provided by and acting by the same affirmative vote as required by paragraph (B)(4)(b) of this Article EIGHTH for approval of such agreement, arrangement or transaction by such committee or, in the case of an employee, to whom such authority has been delegated by an officer to whom authority to approve such agreement, arrangement or transaction has been so delegated; provided, however, that, before such approval or ratification, the material facts of the relationship between the Corporation or such Affiliated Company thereof, on the one hand, and the Significant Stockholder or such Affiliated Company thereof, on the other hand, and the material facts as to such agreement, arrangement or transaction were disclosed to or were known by the members of the Board of Directors or of such committee or the officer or officers or employee or employees who acted on approval or ratification of such agreement, arrangement or transaction, as the case may be; or

               (5) in case of any such agreement, arrangement or transaction that did not satisfy the requirements of clause (1), (2), (3) or (4) of this paragraph (B), such agreement, arrangement or transaction was approved or ratified by the affirmative vote of the holders of a majority of the voting power of capital stock of the Corporation entitled to vote thereon and who do vote thereon, exclusive of the Significant Stockholder and any Affiliated Company thereof and any Interested Person in respect of such agreement, arrangement or transaction.

     Neither the Significant Stockholder nor any Affiliated Company thereof, as a stockholder of the Corporation or participant in control of the Corporation, shall have or be under any fiduciary duty or duty of loyalty to refrain from entering into any agreement or participating in any agreement, arrangement or transaction that meets the requirements of any of clauses (1), (2), (3), (4) or
(5) of this paragraph (B) and no director, officer or employee of the Corporation who is also or has been a director, officer or employee of the Significant Stockholder or any Affiliated Company thereof shall have or be under any fiduciary duty or duty of loyalty to the Corporation to refrain from acting on behalf of the Corporation or any Affiliated Company thereof in respect of any such agreement, arrangement or transaction or performing any such agreement, arrangement or transaction in accordance with its terms. The failure of any agreement, arrangement or transaction between the Corporation or an Affiliated Company thereof, on the one hand, and the Significant Stockholder or an Affiliated Company thereof, on the other hand, to satisfy the requirements of this Article EIGHTH shall not, by itself, cause such agreement, arrangement or transaction to constitute any breach of any fiduciary duty or duty of loyalty to the Corporation or to any Affiliated Company thereof, or to any stockholder or other owner of an equity interest therein, by the Significant Stockholder or such Affiliated Company thereof or by any director or officer of the Corporation, the Significant Stockholder or any of their respective Affiliated Companies.

     Directors of the Corporation who are also or have been directors, officers or employees of the Significant Stockholder or an Affiliated Company may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the agreement, arrangement or transaction. Common Stock owned by the Significant Stockholder and any Affiliated Companies may be counted in determining the presence of a quorum at a meeting of stockholders which authorizes the agreement, arrangement or transaction.

     The Corporation may from time to time enter into and perform, and cause or permit any Affiliated Company of the Corporation to enter into and perform one or more agreements (or modifications or supplements of pre-existing agreements), arrangements or transactions with one or more officers or directors of the Corporation. With respect to any such agreement, arrangement or transaction, any director or officer of the Corporation party thereto (i) shall have fully satisfied his or her fiduciary duties to the Corporation and the stockholders, (ii) shall be deemed to have acted in good faith and in a manner such persons reasonably believe to be in and not opposed to the best interests of the Corporation and (iii) shall be deemed not to have breached his or her duties of loyalty to the Corporation and its stockholders and not to have derived an improper personal benefit therefrom, if any of the conditions specified in clauses (1), (2), (3), (4) or (5) of this paragraph B, have been satisfied with respect to such agreement, arrangement or transaction. The failure of any agreement, arrangement or transaction between the Corporation or an Affiliated Company thereof, on the one hand, and any officers or directors of the Corporation, on the other hand, to satisfy the requirements of this Article EIGHTH shall not, by itself, cause such agreement, arrangement or transaction to constitute any breach of any fiduciary duty or duty of loyalty to the Corporation or to any Affiliated Company thereof, or to any stockholder or other owner of an equity interest therein, by any director or officer of the Corporation, the Significant Stockholder or any of their respective Affiliated Companies.

     For purposes of this Article EIGHTH, any agreement, arrangement or transaction with any corporation, partnership, joint venture, association or other entity in which the Corporation owns (directly or indirectly) fifty percent or more of the outstanding voting stock, voting power, partnership interests or similar ownership interests, or with any officer or director thereof, shall be deemed to be an agreement, arrangement or transaction with the Corporation.

    C. Corporate Opportunities.

               (1) The Significant Stockholder and its Affiliated Companies shall have no fiduciary duty, duty of loyalty or other duty not to (i) engage in the same or similar activities or lines of business as the Corporation,
(ii) do business with any client or customer of the Corporation or (iii) employ or otherwise engage any officer or employee of the Corporation, and none of the Significant Stockholder nor its Affiliated Companies nor any officer or director thereof shall be liable to the Corporation or its stockholders or other owner of an equity interest therein for breach of any fiduciary duty or duty of loyalty by reason of any such activities of the Significant Stockholder or any Affiliated Company thereof or of such person's participation therein. In the event that the Significant Stockholder or any Affiliated Company thereof acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both the Significant Stockholder or any Affiliated Company thereof and the Corporation, neither the Significant Stockholder nor its Affiliated Companies nor any officer or director thereof (even if such officer or director is also an officer or director of the Corporation) shall have any duty to communicate or present such corporate opportunity to the Corporation and shall not be liable to the Corporation or its stockholders or other owner of an equity interest therein for breach of any fiduciary duty or duty of loyalty by reason of the fact that the Significant Stockholder or any Affiliated Company thereof pursues or acquires such corporate opportunity for itself or the Significant Stockholder or any of its Affiliated Companies or any officer or director thereof (even if such officer or director is also an officer or director of the Corporation) directs such corporate opportunity to another person or does not present such corporate opportunity to the Corporation.

                                    (2) For the purposes of this Article EIGHTH,
"corporate opportunities" shall include, but not be limited to, business opportunities which the Corporation is financially able to undertake, which are, from their nature, in the line of the Corporation's business, are of practical advantage to it and are ones in which the Corporation has an interest or a reasonable expectancy, and in which, by embracing the opportunities, the self-interest of the Significant Stockholder or any Affiliated Company or its officers or directors, will be brought into conflict with that of the Corporation.

               (3) If any agreement, arrangement or transaction between the Corporation and the Significant Stockholder and any Affiliated Company involves a corporate opportunity and is approved in accordance with the procedures set forth in paragraph (B) of this Article EIGHTH, the officers and directors of the Corporation, the Significant Stockholder and any Affiliated Company and their officers and directors shall (even if such officers and directors are also officers and directors of the Corporation) also for the purposes of this Article EIGHTH and the other provisions of this Certificate of Incorporation and the provisions of the By-laws (a) have fully satisfied and fulfilled their fiduciary duties to the Corporation and its stockholders or other owner of an equity interest therein, (b) be deemed to have acted in good faith and in a manner such persons reasonably believe to be in and not opposed to the best interests of the Corporation and (c) be deemed not to have breached their duties of loyalty to the Corporation and its stockholders or other owner of an equity interest therein and not to have derived an improper personal benefit therefrom. Any such agreement, arrangement or transaction involving a corporate opportunity not so approved shall not by reason thereof result in any such breach of any fiduciary duty or duty of loyalty or failure to act in good faith or in the best interests of the Corporation or derivation of any improper personal benefit, but shall be governed by the other provisions of this Article EIGHTH, this Certificate of Incorporation, the Bylaws, the DGCL and other applicable law.

     D. Modification. No alteration, amendment or repeal of any provision of this Article EIGHTH shall terminate the effect of such provisions or eliminate or reduce the effect of this Article EIGHTH in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article EIGHTH, would accrue or arise, prior to such alteration, amendment, repeal or adoption.

     E. Certain Definitions. For purposes of this Article EIGHTH, the following definitions shall apply:

               (1) "Affiliated   Company" shall mean in respect of the
Significant Stockholder any company which controls, is controlled by or is under common control with the Significant Stockholder (other than the Corporation and any company that is controlled by the Corporation) and in respect of the Corporation shall mean any company controlled by the Corporation.

               (2) "Interested Person" in respect of an agreement, arrangement or transaction referred to in paragraph (B) of Article EIGHTH shall mean any present or former director, officer or employee of the Significant Stockholder or an Affiliated Company thereof and any person who has a financial interest that is material to such person in the Significant Stockholder or such Affiliated Company or otherwise has a personal financial interest that is material to such person in such agreement, arrangement or transaction; provided, however, that no such financial interest shall be considered material by reason of a person's ownership of securities of the Significant Stockholder or an Affiliated Company thereof;

               (3) "Significant Stockholder" shall mean a holder or beneficial owner, in the aggregate, of at least a majority of Class B Common Stock.

     NINTH: The books of the Corporation may be kept (subject to any provision contained in the DGCL or other applicable statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

     TENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, in a summary way, on the application of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

     ELEVENTH: The Bylaws of the Corporation may be adopted, consistent with law and the provisions of this Certificate of Incorporation (including any Preferred Stock Designation), and once adopted, any Bylaw may be altered or repealed, subject to the provisions of this Certificate of Incorporation, by:
(1) the affirmative vote of at least a majority of the members of the Board of Directors then in office, subject to the powers of the Class B Directors as set forth in the Bylaws; or (2) the affirmative vote of at least a majority of the voting power of the Common Stock; provided, however, that any change in the Bylaws that affects the Class B Directors or the Class B Common Stock shall be approved by a majority of the voting power of the Class B Common Stock.

     TWELFTH: A. General Right to Amend Certificate of Incorporation.

                 (1) The Corporation hereby reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and to add thereto any other provision authorized by the laws of the state of Delaware at the time in force, and except as may otherwise be explicitly provided by any provision of this Certificate of Incorporation, all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or officers of the Corporation or any other person whomsoever by and pursuant to this Certificate of Incorporation in its present form, or as hereafter amended, are granted subject to the right reserved in this paragraph (A)(1).

                 (2) Subject to the provisions of paragraph (B) below, the rights of the holders of Preferred Stock and the other provisions of this Certificate of Incorporation, the provisions of this Certificate of Incorporation may only be altered, amended or repealed, and any inconsistent provision adopted, with such action (if any) of the Board of Directors as is provided by law, and in addition to any other vote of stockholders (if any) required by law, and notwithstanding that a lower vote (or a no vote) of stockholders otherwise would be required, by the approval of at least a majority of the voting power of Common Stock.

     B. Amendment of this Article. The affirmative vote of the holders of at least eighty percent (80%) of the voting power of all Common Stock shall be required to alter, amend or repeal, or to adopt any provision inconsistent with, this Article TWELFTH.

     THIRTEENTH: The Corporation shall have perpetual existence.

     IN WITNESS WHEREOF, this Certificate of Incorporation which restates, integrates and amends the provisions of the Original Certificate of Incorporation of the Corporation and subsequent amendments thereto, and which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, has been executed by an authorized officer of the Corporation this ____ day of November, 2001.

                                 TEKINSIGHT.COM, INC.


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:

                                                                         ANNEX B

                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                              TEKINSIGHT.COM, INC.

                            (A Delaware Corporation)

                                   ARTICLE I.
                                     Offices

     SECTION 1. Principal Office. The principal office of the Corporation shall be located in Irvine,

California.

     SECTION 2. Registered Offices and Agent. The registered office of the Corporation in the State of Delaware is 15 North Street, Dover, Delaware 19901. The registered agent shall be National Corporate Research, Ltd.

     SECTION 3. Other Offices. The Corporation may also have an office or offices other than said principal office at such place or places, either within or without the State of Delaware, as the Board of Directors shall from time to time determine or the business of the Corporation may require.

    SECTION 4. Certain Definitions. Except where otherwise explicitly provided, all references herein to the "Certificate of Incorporation" shall mean the certificate of incorporation of the Corporation as from time to time amended or restated and in effect including any certificates of designation filed under Section 151(g) (or any successor provision) of the General Corporation Law of the State of Delaware, as amended and in effect from time to time (the "DGCL"), starting with the Amended and Restated Certificate of Incorporation dated November 20, 2001 in effect on the date these Bylaws become effective. In the event of any amendment of these Bylaws that does not involve a complete restatement thereof, any reference herein to "the Bylaws" or "these Bylaws" or "herein" or "hereof" or a like reference shall refer to these Bylaws as so amended. Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Certificate of Incorporation.

ARTICLE II.
                            Meetings of Stockholders

     SECTION 1. Place of Meetings. All meetings of the stockholders for the election of directors or for any other purpose shall be held at such place as may be fixed from time to time by the Board of Directors, or at such other place, either within or without the state of Delaware, as shall be designated from time to time by the Board of Directors.

     SECTION 2. Annual Meeting. The annual meeting of the stockholders of the Corporation for election of directors and for the transaction of such other business as may properly come before the meeting, shall be designated from time to time by the Board of Directors.

     SECTION 3. Special Meetings. Except as otherwise provided by law and by the Certificate of Incorporation, special meetings of the stockholders maybe called at any time by the Board of Directors or the Chairman of the Board, if one shall have been elected, or the Vice-Chairman of the Board, if one shall have been elected, or the President and shall not be called by the stockholders of the Corporation, other than by Class B Common Stockholders, as provided in the Certificate of Incorporation.

     SECTION 4. Notice of Meetings. Notice of the place, date and hour of holding of each annual and special meeting of the stockholders and, unless it is the annual meeting, the purpose or purposes, thereof, shall be given personally or by mail in a postage prepaid envelope, not less than ten (10) nor more than sixty (60) days before the date of such meeting, to each stockholder entitled to vote at such meeting, and, if mailed, it shall be directed to such stockholder at his address as it appears on the record of stockholders, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed at some other address, in which case it shall be directed to him at such other address. Any such notice for any meeting other then the annual meeting shall indicate that it is being issued at the direction of the Board of Directors, the Chairman of the Board, the Vice-Chairman of the Board, the President, the Secretary, or the Class B Common Stockholders, whichever shall have called the meeting. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, prior to the conclusion of such meeting, protest the lack of notice thereof, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy. Unless the Board of Directors shall fix a new record date for an adjourned meeting, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment is taken.

     SECTION 5. Quorum. At all meetings of the stockholders, the holders of a majority in voting power of the outstanding stock of the Corporation issued and outstanding and entitled to vote on every matter that is to be voted on at such a meeting shall be present in person or by proxy to constitute a quorum for the transaction of business, except as otherwise provided by law and by the Certificate of Incorporation. In the absence of a quorum, the holders of a majority in voting power present in person or by proxy and entitled to vote may adjourn the meeting from time to time. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called.

     SECTION 6. Organization. At each meeting of the stockholders, the Chairman of the Board, if one shall have been elected, shall act as chairman of the meeting. In the absence of the Chairman of the Board or if one shall not have been elected, the Vice-Chairman of the Board, or in his absence or if one shall not have been elected, the President shall act as chairman of the meeting. The Secretary, or in his absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

     SECTION 7. Order of Business. The order of business at all meetings of the stockholders shall be determined by the chairman of the meeting.

     SECTION 8. Voting. Except as otherwise provided by law or by the Certificate of Incorporation, each holder of record of shares of the Corporation having voting power shall be entitled at each meeting of the stockholders to one vote for each share standing in his name on the record of stockholders of the Corporation. The record date for determining the holder of record shall be:

          (a) the date fixed pursuant to the provisions of Section 6 of Article V of these Bylaws as the record date for the determination of the stockholders who shall be entitled to notice of and to vote at such meeting; or

          (b) if no such record date shall have been so fixed, then at the close of business on the day next preceding the day on which notice thereof shall be given.

     Each stockholder entitled to vote at any meeting of the stockholders may authorize another person or persons to act for him by a proxy signed by such stockholder or his attorney-in-fact. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated in the order of business for so delivering such proxies. Except as otherwise provided by law or the Certificate of Incorporation or these Bylaws, any corporate action to be taken by vote of the stockholders shall be authorized by a majority of the votes cast at a meeting of stockholders by the holders of shares present in person or represented by proxy and entitled to vote on such action. Unless required by law or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder acting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

     SECTION 9. List of Stockholders. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours at the principal place of business of the Corporation for a period of at least ten (10) days prior to the meeting.

     SECTION 10. Inspectors. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act on the request of any stockholder entitled to vote at such meeting, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspector shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspector shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by him. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

     SECTION 11. Action by Consent. Whenever stockholders are required or permitted to take any action by vote, such action may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and vote.

                                  ARTICLE III.
                               Board of Directors

     SECTION 1. General Powers. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful act and things as are not by law or the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

     SECTION 2. Number, Qualifications, Election and Term of Office. Except as otherwise provided by the Certificate of Incorporation, the number of directors constituting the Board of Directors shall be determined by the Board of Directors. Any decrease in the number of directors shall be effective at the time of the next succeeding annual meeting of the stockholders unless there shall be vacancies in the Board of Directors, in which case such decrease may become effective at any time prior to the next succeeding annual meeting to the extent of the number of such vacancies. All the directors shall be at least eighteen years of age. Directors need not be stockholders. Except as otherwise provided by law, these Bylaws and the Certificate of Incorporation, the directors shall be elected at the annual meeting of the stockholders. Subject to the rights of holders of the Class B Common Stock as set forth in the Certificate of Incorporation, at each meeting of the stockholders for the election of directors at which a quorum is present the persons receiving a plurality of the votes cast at such election shall be elected. Each director shall hold office until the next annual meeting of the stockholders and until his successor shall have been elected and qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these Bylaws.

     SECTION 3. Place of Meetings. Meeting of the Board of Directors shall be held at the principal office of the Corporation in the State of Delaware or at such other place, within or without such state, as the Board of Directors may from time to time determine or as shall be specified in the notice of any such meeting.

     SECTION 4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place as the Board of Directors may fix.

     SECTION 5. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, by a majority of the directors, or by a majority of the Class B Directors.

     SECTION 6. Notice of Meeting. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this
Section 6, in which notice shall be stated the time and place of meeting. Except as otherwise required by these Bylaws, such notice need not state the purposes of such meeting. Notice of each such meeting shall be mailed, postage prepaid, to each director, addressed to him at his residence or usual place of business, by first-class mail, at least five days before the day on which such meeting is to be held, or shall be sent addressed to him at such place by telegraph, cable, telex, telecopier or other similar means, or be delivered to him personally or be given to him by telephone, or ocher similar moans, at least forty-eight hours before the time at which such meeting is co be held. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without professing, prior to or at its commencement, the lack of notice to him.

SECTION 7.        Quorum and Manner of Acting.

          (a) Subject to subsection (b) of this Section 7, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and, except as otherwise expressly required by law, the Certificate of Incorporation or these Bylaws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of the time and place of any such adjourned meeting shall be given to the directors unless such time and place were announced at the meeting at which the adjournment was taken. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors shall act only as a Board and the individual directors shall have no power as such.

          (b) At least a majority of the directors designated by the holders of Class B Common Stock pursuant to the Certificate of Incorporation ("Class B Directors") must be present at any meeting of the Board of Directors in order to establish a quorum to conduct business, as long as there are Class B Directors on the Board of Directors; provided, however, that the Board of Directors will be entitled to take any action at any meeting if a quorum is otherwise present if (i) the meeting is a regularly scheduled meeting of the Board of Directors or (ii) the meeting is not a regularly scheduled meeting and, after having been sent notice of such meeting, the Class B Directors are not present at such meeting, and the Class B Directors who are absent shall, in either the case of either (i) or (ii), have failed to communicate in writing to the Secretary good reason for such absence in advance of the relevant meeting.

     SECTION 8. Supermajority Matters. The approval of at least 80% of the members of the Board of Directors then in office shall be required to approve each of the following transactions:

          (a) the entry by the Corporation or any Subsidiary into any merger, consolidation or amalgamation whether with or into any other Person;

          (b) a sale, spin-off, transfer or other disposition of all or substantially all of the assets or capital stock of any Subsidiary, or a sale of greater than 30% of the assets of the Corporation, in each case in any transaction or series of transactions;

          (c) a liquidation, recapitalization or dissolution of the Corporation or any Subsidiary or the filing of a bankruptcy petition by the Corporation or any Subsidiary;

          (d) the redemption, repurchase or issuance of capital stock of the Corporation or any Subsidiary (including options, warrants or other rights to acquire any such capital stock) in any amount, other than the issuance of employee stock options pursuant to employee benefit plans (including the 1992 Stock Option Plan) that are administered by the Board of Directors, or the redemption of securities at the option of the holder thereof in accordance with the terms of such securities.

          (e) any amendment to the Certificate of Incorporation or Bylaws of the Corporation or any Subsidiary;

          (f) any change in the accounting policies of the Corporation or any Subsidiary, including any change in fiscal year, except as required by applicable generally accepted accounting practices;

          (g) any distribution or dividend by the Corporation;

          (h) (i) the incurrence of Indebtedness by the Corporation or any Subsidiary which results in a level of Indebtedness of the Corporation (on a consolidated basis) in excess of $5 million or (ii) the creation, assumption or incurrence of any Lien on the assets of the Corporation or any Subsidiary, individually or in the aggregate, with respect to Indebtedness in excess of $5 million outstanding at any time;

          (i) any continuation or other support of any operations of [ProductivIT] unless the anticipated monthly revenue from signed contracts for such operations as of June 30, 2001 exceeds the actual June 2001 costs related to such operations, including any general and administrative overhead allocations to such operations; and

          (j) the making of any Investment other than a Permitted Investment.

         For purposes of this Article Three, the following terms shall have the meanings ascribed to them below:

     "Guarantee" shall mean any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Indebtedness" shall mean, with respect to any Person at any date of determination (without duplication): (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures including any convertible debentures not converted, notes or other similar instruments; (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto); (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services; (v) all obligations of such Person as lessee under capitalized leases; (vi) all indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such indebtedness is assumed by such Person; provided, however, that the amount of such Indebtedness shall be the lesser of (A) the fair market value of such asset at such date of determination and
(B) the amount of such indebtedness; and (vii) all indebtedness of other Persons Guaranteed by such Person to the extent such Indebtedness is Guaranteed by such Person. The amount of Indebtedness of any Person at any date shall be (without duplication) the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency has not occurred and the occurrence of the underlying contingency is entirely within the control of such Person).

     "Investment" in any Person shall mean any direct advance, loan or other extension of credit (including, without limitation, by way of Guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of capital stock, bonds, notes, debentures or other similar instruments issued by, such Person.

     "Lien" shall mean any mortgage, option, right of first refusal, right of a third party, restriction on transfer or other ownership interest of any kind, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), any sale with recourse against a seller or any affiliate of a seller, or any agreement to give any security interest.

     "Permitted Investment" shall mean: (i) any capital contribution of $5 million or less per annum to any Subsidiary (or joint venture or similar entity involving a profit sharing arrangement); (ii) the incurrence of Indebtedness by the Corporation or any Subsidiary in an amount in any transaction or series of transactions, individually or in the aggregate, totaling $5 million or less at any time outstanding; (iii) any Investment in capital stock or assets of any Person an amount in any transaction or series of related transactions of $5 million or less by the Corporation or any Subsidiary; or (iv) the Investment, in the ordinary course of business, by the Corporation or any Subsidiary of excess cash in obligations of the U.S. government or of "first tier" financial institutions.

          "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

          "Subsidiary" shall mean any Person in which the Corporation, directly or indirectly, now or hereafter owns, acquires or holds an equity interest in excess of 50% of all equity interests of such Person.

     SECTION 9. Organization. At each meeting of the Board of Directors, the Chairman of the Board, if one shall have been elected, shall act as the chairman of the meeting, or in his absence or if one shall not have been elected, the Vice-Chairman of the Board, or in his absence, or if one shall not have been elected, the President, if he or she is a director (or, in his absence, another director chosen by a majority of the directors present) shall act as chairman of the meeting and preside thereat. The Secretary (or, in his absence, any person -- who shall be an Assistant Secretary, if any of them shall be present at such meeting -- appointed by the chairman) shall act as secretary of the meeting and keep the minutes thereof.

     SECTION 10. Resignations. Any director of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors or the Chairman of the Board or the Vice-Chairman of the Board or the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 11. Vacancies. Except as otherwise provided herein or by the Certificate of Incorporation, any vacancy in the Board of Directors, whether arising from death, resignation, removal (with or without cause), an increase in the number of directors or any other cause, may be filled by the vote of a majority of the directors then in office, though less then a quorum, or by the stockholders at the next annual meeting thereof or at a special meeting thereof; provided, however, that any vacancy relating to a Class B Director shall be filled by the vote of a majority of the remaining Class B Directors or by holders of a majority in voting power of the Class B Common Stock. Stockholders of the Corporation may not apply to request that the Delaware Court of Chancery summarily order an election to be held to fill vacancies in the Board of Directors. Each director so elected shall hold office until the next meeting of the stockholders in which the election of directors is in the regular order of business and until his successor shall have been elected and qualified.

     SECTION 12. Removal of Directors. Except as otherwise provided herein or by the Certificate of Incorporation, a director may only be removed for cause, such removal to be by the affirmative vote of the shares representing eighty percent (80%) of the votes entitled to be cast by the Common Stock; provided, however, that no Class B Director shall be removed from office, with or without cause, unless the removal is approved by holders of 80% of the voting power of Class B Common Stock. "Cause" for removal of a director shall be deemed to exist only if: (i) the director whose removal is proposed has been convicted, or when a director is granted immunity to testify when another has been convicted, of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (ii) such director has been found by the affirmative vote of a majority of the Directors then in office at any regular or special meeting of the Board of Directors called for that purpose, or by a court of competent jurisdiction, to have been guilty of willful misconduct in the performance of his duties to the Corporation in a matter of substantial importance to the Corporation; (iii) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his ability as a director the Corporation; or
(iv) the entry of any order against such director by any governmental body having regulatory authority with respect to the Corporation's business. Notwithstanding the foregoing, whenever holders of outstanding shares of one or more series of Preferred Stock are entitled to elect directors of the Corporation pursuant to the provisions applicable in the case of arrearages in the payment of dividends or other defaults contained in the resolution or resolutions of the Board of Directors providing for the establishment of any such series, any such director of the Corporation so elected may be removed in accordance with the provisions of such resolution or resolutions; provided, however, that any vacancy relating to a Class B Director shall be filled by a majority vote of the remaining Class B Directors or, if less than two such directors remain, then by holders of a majority in voting power of Class B Common Stock. "Common Stock" shall mean the shares of the then outstanding capital stock entitled to vote generally on the election of directors and shall exclude any class or series of capital stock only entitled to vote in the event of dividend arrearages thereon or other defaults thereunder, whether or not at the time of the determination there are any such dividend arrearages or defaults.

     SECTION 13. Compensation. The Board of Directors shall have authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

     SECTION 14. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors including at least one Class B Director, designate one or more committees, including an executive committee, each committee to consist of two or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Except to the extent restricted by law and the Certificate of Incorporation, each such committee, to the extent provided in the resolution creating it, shall have and may exercise all the authority of the Board of Directors. Each such committee shall serve at the pleasure of the Board of Directors and have such name as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors.

     SECTION 15. Action by Consent. Unless restricted by the Certificate of Incorporation, any action required or permitted to be taken by the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the Board of Directors or such committee shall be filed with the minutes of the proceedings of the Board of Directors or such committee.

     SECTION 16. Telephonic Meeting. Unless restricted by the Certificate of Incorporation or by law, any one or more members of the Board of Directors any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other an the same time. Participation by such means shall constitute presence in person at a meeting.

                                  ARTICLE IV.
                                    Officers

     SECTION 1. Number and Qualifications. The officers of the Corporation shall be elected by the Board of Directors and shall include the Chairman of the Board, elected from among the directors, and a President and a Secretary, who need not be directors. If the Board of Directors wishes, it may also elect such other officers of the Corporation, (including Vice-Chairman of the Board, a chief operating officer, a chief financial officer, a chief technology officer, one or more Vice Presidents, a Treasurer, one or more Assistant Treasurers and one or more Assistant Secretaries), as may be necessary or desirable for the business of the Corporation. Any two or more offices may be held by the same person. Each officer shall hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders, and until his successor shall have been elected and shall have qualified, or until his death, or until he shall have resigned or have been removed, as hereinafter provided in these Bylaws.

    SECTION 2. Resignations. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors or the Chairman the Board or the Vice-Chairman of the Board, if one shall be elected, or the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of any such resignation shall not be necessary to make it effective.

    SECTION 3. Removal. Any officer of the Corporation may be removed, either with or without cause, at any time, by the Board of Directors at any meeting thereof.

    SECTION 4. Chairman of the Board. The Chairman of the Board shall be an officer of the Corporation and shall be a member of the Board and, if present, shall preside at each meeting of the Board of Directors or the stockholders. He shall perform all duties incident to the office of Chairman, and shall perform such other duties as may from time to time be assigned to him by the Board of Directors.

    SECTION 5. Vice-Chairman of the Board. The Vice-Chairman of the Board, if one shall have been elected, shall be a member of the Board, an officer of the Corporation and, if present, shall preside at each meeting of the Board of Directors if no Chairman of the Board has been elected or if the Chairman of the Board is absent, or is unable or refuses to act. He shall advise and counsel the Chairman of the Board, and in the Chairman's absence, the President, and, in the President's absence, other executives of the Corporation, and shall perform such other duties as may from time to time be assigned to him by the Board of Directors.

    SECTION 6. President. The President shall be the chief executive officer of the Corporation and shall have general and active control of its affairs and business and general supervision of its officers, agents and employees. He shall, in the absence of the Chairman of the Board and the Vice-Chairman of the Board or if neither has been elected, preside at each meeting of the Board of Directors (if he/she is a director) or the stockholders. He shall perform all duties incident to the office of the Chief Executive Officer and President and chief executive officer and such other duties as may from time to time be assigned to him by the Board of Directors.

    SECTION 7. Chief Operating Officer. The Chief Operating Officer shall perform all duties incident to the office of chief operating officer and such other duties as may from time to time be assigned to him/her by the Board of Directors.

    SECTION 8. Chief Financial Officer. The Chief Operating Officer shall perform all duties incident to the office of chief financial officer and such other duties as may from time to time be assigned to him/her by the Board of Directors.

    SECTION 9. Chief Technology Officer. The Chief Technology Officer shall perform all duties incident to the office of chief technology officer and such other duties as may from time to time be assigned to him/her by the Board of Directors.

    SECTION 10. Vice President. Each Vice-President shall perform all such duties as from time to time may be assigned to him by the Board of Directors or the President. At the request of the President, or in his absence or in the event of his inability or refusal to act, the Vice-President, or if there shall be more that one, the Vice-Presidents in the order determined by the Board of Directors (or if there be no such determination, then the Vice-Presidents in the order of their election), shall perform the duties of the President, and, when so called, shall have the power of and be subject to the restrictions placed upon the President in respect of the performance of such duties.

    SECTION 11. Treasurer. The Treasurer shall

                (a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation;

                (b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

                (c) deposit all moneys and other valuables to the credit of the Corporation in such depositaries as may he designated by the Board of Directors or pursuant to its direction;

                (d) receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever;

                (e) disburse the funds of the Corporation and supervise the investments of its funds, taking proper vouchers therefor;

                (f) render to the Board of Directors, whenever the Board of Directors may require, an account of the financial condition of the Corporation; and

                (g) in general, perform all duties incident to the office of the Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors.

    SECTION 12. Secretary. The Secretary shall

                (a) keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders;

          (b) see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law;

          (c) be custodian of the records of the Corporation and affix and attest the seal to all certificates for shares of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

          (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

          (e) in general, perform all duties incident to the office of the secretary and such other duties as from time to time may be assigned to him by the Board of Directors.

    SECTION 13. Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise she powers of the Treasurer and shall perform such other duties as from time to time may be assigned by the Board of Directors.

    SECTION 14. Assistant Secretary. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties as from time to time may be assigned by the Board of Directors.

    SECTION 15. Officers' Bonds or Other Security Assistant. If required by the Board of Directors, any officer of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety or sureties as the Board of Directors may require.

    SECTION 16. Compensation. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he is also a director of the Corporation.

                                   ARTICLE V.
                    Stock Certificates and Their Transfer

    SECTION 1. Stock Certificates. Each owner of stock of the Corporation shall be entitled to have a certificate, in such form as shall be approved by the Board of Directors, certifying the number of shares of the Corporation owned by him. The certificates representing shares shall be signed in the name of the Corporation by the Chairman of the Board or the Vice-Chairman of the Board or the President or a Vice-President and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer, and sealed with the seal of the Corporation (which seal may be a facsimile, engraved or printed); provided, however, that where any such certificate is countersigned by a transfer agent, or is registered by a registrar (other than the Corporation or one of its employees), the signatures of the Chairman of the Board, Vice-Chairman of the Board, President, Vice-President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer upon such certificates may be facsimiles, engraved or printed. In case any officer who shall have signed any such certificate shall have ceased to be such officer before such certificate shall be issued, it may nevertheless be issued by the Corporation with the same effect as if such officer were still in office at the date of their issue. When the Corporation is authorized to issue shares of more than one class, there shall be set forth upon the face or back of the certificate, (or the certificate shall have a statement that the Corporation will furnish to any stockholder upon request and without charge) a full statement of the designation, relative rights, preferences, and limitations of the shares of each separate class, or of the different shares within each class, authorized to be issued and, if the Corporation is authorized to issue any class of preferred stock in series, the designation, relative rights, preferences and limitations of each such series so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

    SECTION 2. Books of Account and Record of Stockholders. There shall be kept correct and complete books and records of account of all the business and transactions of the Corporation. There shall also be kept, at the office of the Corporation, or at the office of its transfer agent, a record containing the names and addresses of all stockholders of the Corporation, the number of shares held by each, and the dates when they became the holders of record thereof.

    SECTION 3. Transfer of Shares. Transfers of shares of the Corporation shall be made on the records of the Corporation only upon authorization by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. The person in whose name shares shall stand on the record of stockholders of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security and not absolutely and written notice thereof shall be given to the Secretary or to a transfer agent, such fact shall be noted on the records of the Corporation.

    SECTION 4. Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars and may require all certificates for shares of stock to bear the signature of any of them.

    SECTION 5. Regulations. The Board of Directors may make such additional rules and regulations, not inconsistent with these Bylaws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the Corporation.

    SECTION 6. Fixing of Record Date. The Board of Directors may fix, in advance, a date not more than sixty (60) nor less than ten (10) days before the date when fixed for the holding of any meeting of the stockholders or before the last day on which the consent or dissent of the stockholders may be effectively expressed for any purpose whether a meeting, as the time as of which the stockholders entitled to notice of and to vote at such meeting or whose consent or dissent is required or may be expressed for any purpose, as the case may be, shall be determined, and all persons who were stockholders of record of voting shares at such time and no others, shall be entitled to notice of and to vote at such meeting or to express their consent or dissent, as the case may be. The Board of Directors may fix, in advance, a date not more than sixty (60) nor less than ten (10) days preceding the date fixed for the payment of any dividend or the making of any distribution or the allotment of rights to subscribe for securities of the Corporation, or for the delivery of evidence of rights or evidences of interests arising out of any change, conversion or exchange of shares or other securities, as the record date for the determination of the stockholders entitled to receive any such dividend, distribution, allotment, rights or interests, and in such case only the stockholders of record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights or interests.

    SECTION 7. Lost, Destroyed or Mutilated Certificates. The holder of any certificate representing shares of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost or destroyed or which shall have been mutilated. The Board of Directors may, in its discretion, require such owner or his legal representatives to give to the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety to sureties as the Board of Directors in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate, or the issuance of such new certificate.

                                  ARTICLE VI.
                                Indemnification

    SECTION 1. Right to Indemnification.

    Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director or officer of another company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by such person in connection therewith and such director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 2 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section 1 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section 1 or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

    SECTION 2. Right of Claimant to Bring Suit.

    If a claim under Article VI, Section 1 is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

    SECTION 3. Non-Exclusivity of Rights.

    The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this
Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

    SECTION 4. Insurance.

    The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

                                  ARTICLE VII.
                               General Provisions

    SECTION 1. Dividends. Subject to the law, the Certificate of Incorporation and the other provisions of these Bylaws, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property or in shares of the Corporation, unless otherwise provided by law and the Certificate of Incorporation.

    SECTION 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may, from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors may think conducive to the interests of the Corporation. The Board of Directors may modify or abolish any such reserves in the manner in which it was created.

    SECTION 3. Fiscal Year. The fiscal year of the Corporation shall be fixed, and once fixed, may thereafter be changed, by resolution of the Directors.

    SECTION 4. Checks, Notes, Drafts Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

    SECTION 5. Execution of Contracts, Deeds, Etc. The Board of Directors may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

    SECTION 6. Voting of Stocks in Other Corporations. Unless otherwise provided by the resolution of the Board of Directors, the Chairman of the Board, the Vice-Chairman of the Board, the President or any Vice-President, from time to time may (or may appoint one or more attorneys or agents to) cast the vote which the Corporation may be entitled to cast as a stockholder or otherwise in any other corporation, any of whose shares or securities may be held by the Corporation, at meetings of the holders of the shares or other securities of such other corporations, or to consent in writing to any action by any such other corporation. In the event one or more attorneys or agents are appointed, the Chairman of the Board, the Vice-Chairman of the Board, the President or any Vice-President may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent. The Chairman of the Board, the Vice-Chairman of the Board, the President or any Vice-President may, or may instruct the attorneys or agents appointed to, execute or cause to be executed in the name and on behalf of the Corporation and under its seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the premises.

                                  ARTICLE VIII.
                           Force and Effect of Bylaws

    These Bylaws are subject to the provisions of the DGCL and the Corporation's Certificate of Incorporation, as it may be amended from time to time. If any provision in these Bylaws is inconsistent with a provision in the DGCL or the Certificate of Incorporation, the provision of the DGCL or the Certificate of Incorporation shall govern. Wherever in these Bylaws references are made to more than one incorporator, director, or stockholder, they shall, if this is a sole incorporator, director, stockholder corporation, be construed to mean the solitary person, and all provisions dealing with the quantum of majorities or quorums shall be deemed to mean the action by the one person constituting the Corporation.

                                   ARTICLE IX.
                                   Amendments

    These Bylaws may be amended or repealed or new Bylaws may be adopted at an annual or special meeting of stockholders at which a quorum is present or represented, by the vote of the holders of shares entitled to vote thereon; provided that notice of the proposed amendment or repeal or adoption of new Bylaws is contained in the notice of such meeting and provided, further, that any change that affects the rights of holders of the Class B Common Stock or the Class B Directors shall be approved by a majority in voting power of the Class B Common Stock. These Bylaws may also be amended or repealed or new Bylaws may be adopted by the Board of Directors, subject to Article III,
Section 8. Bylaws adopted by the Board of Directors may be amended or repealed by the stockholders.

                                                 ANNEX C
                          OPINION OF FINANCIAL ADVISORS



CBIZ Valuation Counselors
989 Lenox Drive, Suite 100
Lawrenceville, New Jersey  08648-2315
Phone (609) 896-0300
Fax: (609) 896-0300



                                 April 18, 2001




Board of Directors
TekInsight.com, Inc.
18881 Von Karman Avenue
Suite 250
Irvine, California 92612

Gentlemen

CBIZ Valuation Counselors was retained to provide financial advisory services to TekInsight.com, Inc. ("TekInsight") pursuant to the contemplated merger with DynCorp Management Resources, Inc. (DMR). The contemplated merger is pursuant to a Draft Agreement and Plan of Merger dated April 18, 2001 (the Draft Agreement and Plan of Merger).

Per the Draft Agreement and Plan of Merger, all of the outstanding common stock of DMR shall automatically and without any action on the part of the holder thereof become and be converted into a number of shares of Class B common stock of TekInsight equal to two-thirds of the number of TekInsight Outstanding Share Equivalents (as defined in the Draft Agreement and Plan of Merger) outstanding immediately prior to the effective time of the merger.

Formed in 1996, DMR is a subsidiary of DynCorp, a $1.4 billion, employee-owned company. DMR was formed to leverage DynCorp's strengths and to deliver high quality service to state and local governments. Since then, DMR has grown rapidly and serves more than a dozen clients in 12 states.

The scope of our financial services was to analyze and evaluate the transaction terms of the Draft Agreement and Plan of Merger in order to express our opinion as to whether the terms of the Draft Agreement and Plan of Merger are fair, from a financial point of view, to TekInsight's shareholders (the Opinion). The effective date of our opinion is as of the date of this advisory letter.

In the process of our analysis in preparing the Opinion, we have accepted certain relevant information provided by TekInsight, DMR and their representatives without further investigation as proper representations of DMR's operations. We have not independently investigated the accuracy or completeness of the data provided to us and express no opinion or other form of assurance regarding the accuracy or completeness of the data.

INFORMATION PROVIDED

We were provided with copies of certain financial information, transaction documents and other documents by the management or representatives of TekInsight and DMR. We relied upon and assumed without independent verification, the accuracy and completeness of financial and other information provided to us. We have further assumed that all information provided to us by TekInsight, DMR and their representatives represented good faith efforts to describe and convey the current and prospective status of DMR from an operational and financial point of view. Documents and materials that we received and analyzed included, but were not necessarily limited to, the following:

         o The draft Agreement and Plan of Reorganization dated as of April 18, 2001, by and among DMR and Newco and joined in by DynCorp and TekInsight.

         o The Draft Agreement and Plan of Merger by and between DMR, TekInsight, DynCorp and Newco.

         o The Registration Rights Agreement pertaining to the Class B Common Stock to be issued in connection with the merger.

         o A copy of DMR management's fourth Quarter 2000 Operating Review.

         o Financial statements for DMR prepared by DMR management for the years ended December 31, 1998 through December 31, 2000 and the two months ended February 28, 2001.

         o Securities and Exchange Commission (SEC) forms 10-K for DynCorp filed on March 10, 1999, March 29, 2000, and March 27, 2001.

         o SEC forms 10-K for TekInsight filed on October 13, 1999 and October 11, 2000.

         o        SEC form 10-Q for TekInsight filed on February 16, 2001.

         o Operating budgets for DMR prepared by DMR management for the years ending December 31, 2001 through December 31, 2005.

         o Projections of operations for DMR prepared by DMR management for the quarterly periods ending March 31, 2001 through June 30, 2002.

TERMS AND PROVISIONS OF MERGER

Per the Draft Agreement and Plan of Merger, all of the outstanding common stock of DMR shall automatically and without any action on the part of the holder thereof become and be converted into a number of shares of Class B common stock of TekInsight equal to two-thirds of the number of TekInsight Outstanding Share Equivalents (as defined in the Draft Agreement and Plan of Merger) outstanding immediately prior to the effective time of the merger. As a result of the merger, the former holders of DMR common stock shall hold 40% of the TekInsight Outstanding Share Equivalents.

Background

TekInsight intends to merge with DMR through a tax-free reorganization. TekInsight believes the merger will benefit the shareholders of TekInsight by:

         o        Providing additional scale;

         o Increasing geographic reach to the Connecticut, California, Texas, Illinois and North Carolina markets;

         o        Accelerating growth; and

         o        Adding complimentary competencies that help create a "Total
                  Solution".

Scope

The purpose of our services is to express our opinion as to whether the terms of the Draft Agreement and Plan of Merger are fair, from a financial point of view, to TekInsight's shareholders (the Opinion).

         In rendering our opinion, we gave weight to those factors which we considered relevant to assessing the fairness of the Draft Agreement and Plan of Merger including, but not limited to, the following:

         o        The operations of DMR through February 28, 2001;

         o        A review of a projection of operations and related documents;

         o        Discussions with the management of DMR concerning operations;
                  business strategy; business lines; market research; competition; expected financial performance; business and market risks; and prospects for DMR;

         o Discussions with TekInsight regarding their rationale for the merger;

         o Market research which we conducted on companies offering similar or competing products and services;

         o        A comparison  of  the historic and projected financials of DMR
                  to those of publicly-traded   companies in the same or similar
                  lines of business;

         o A review of analysts reports, public filings and other information to gain insight into the outlook for the industry and companies which presently or are expected to compete in the industry;

         o A review of acquisitions of companies in the same or similar lines of business;

         o A review of the market prices of companies in the same or similar lines of business and which are actively traded on the public exchanges;

         o An analysis of the expected cash flows of DMR based upon the projections provided and potential long-term scenarios and our assessment of the risks inherent in achieving those projections; and

         o The performance of other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion.

In formulating the Opinion, we have assumed:

         1.       Continued operation of DMR within Newco;

         2. DMRs operations will be competently managed and maintained by financially sound owners; and

         3. No additional financings, distributions, or acquisitions will occur during the protection period.

CONCLUSION

Based upon our analysis, which relied upon the financial, operating and market factors and conditions as they existed as of the date of this letter and subject to the assumptions presented herein, it is our opinion that the terms and conditions of the Draft Agreement and Plan of Merger are fair from a financial point of view to TekInsight's shareholders.

The Opinion is for the confidential use of TekInsight and is applicable only for the purpose stated herein; and use or reliance for any other purpose, by you or third parties, is invalid. We hereby consent disclosure of the Opinion upon the demand, order or request of any court, administrative or governmental agency or regulatory body or as may be required or appropriate in response to any summons, subpoena, or discovery requests. No other use or reference to the Opinion may be made without the prior written consent of CBIZ Valuation Counselors, which consent shall not be unreasonably withheld.

All the terms and conditions as contained in our engagement letter dated April 3, 2001 are incorporated and apply herein.

CBIZ Valuation Counselors is principally and continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, divestitures, leveraged buyouts, private placements and other situations. Prior to this engagement, CBIZ Valuation Counselors has had no relationship with TekInsight or DMR.

This Opinion is subject to the Statement of Assumptions and Limiting Conditions contained herein.

We thank you for this opportunity to serve you. Should you have any questions regarding this opinion, please contact Gregory R. Watts at (609) 896-0300.

                                 Respectfully submitted,

                                 CBIZ Valuation Counselors



                                 /s/ Raymond Ghelardi

                                 Raymond Ghelardi, ASA
                                 Managing Director

STATEMENT OF ASSUMPTIONS AND LIMITING CONDITIONS

CBIZ Valuation Counselors strives to clearly and accurately disclose the assumptions and limiting conditions that directly affect an analysis, opinion or conclusion. In order to assist the reader in interpreting this opinion, such assumptions are set forth as follows:

Assignments are accepted with the understanding that there is no obligation to furnish services after completion of the original assignment. If the need for subsequent services related to an assignment (e.g., testimony, updates, conferences, reprint or copy services) is contemplated, special arrangements acceptable to CBIZ Valuation Counselors must be made in advance. CBIZ Valuation Counselors reserves the right to make adjustments to the analysis, opinion and conclusion set forth in the opinion as we deem necessary by consideration of additional or more reliable data that may become available.

No opinion is rendered as to legal fee or property title, which are assumed to be good and marketable.

It is assumed that: no opinion is intended in matters that require legal, engineering or other professional advice which has been or will be obtained from professional sources; there are no regulations of any government entity to control or restrict the use of the property unless specifically referred to in the opinion; and that the property will not operate in violation of any applicable government regulations, codes, ordinances or statutes.

Information provided by others is presumed to be reliable and where so specified in the opinion, has been verified; however, no responsibility, whether legal or otherwise, is assumed for its accuracy and cannot be guaranteed as being certain. All facts and data set forth in the opinion are true and accurate to the best of CBIZ Valuation Counselors' knowledge and belief. No single item of information was completely relied upon to the exclusion of other information.

All financial data, operating histories and other data relating to income and expenses attributed to the business have been provided by management or its representatives and have been accepted without further verification except as specifically stated in the opinion.

Opinions may contain prospective financial information, estimates or opinions that represent the analyst's view of reasonable expectations at a particular point in time, but such information, estimates or opinions are not offered as predictions or as assurances that a particular level of income or profit will be achieved, that events will occur or that a particular price will be offered or accepted. All opinions as to value are presented as CBIZ Valuation Counselors considered opinion based on the facts and data obtained during the investigation and set forth in the opinion. Actual results achieved during the period covered by our prospective financial analysis will vary from those described in our opinion and the variations may be material.

It should be specifically noted that the opinion assumes the property will be competently managed and maintained by financially sound owners over the expected period of ownership. This opinion engagement does not entail an evaluation of management's effectiveness, nor are we responsible for future marketing efforts and other management or ownership actions upon which actual results will depend.

No effort has been made to determine the impact of possible energy shortages or the effect on this project of future federal, state or local legislation, including any environmental or ecological matters or interpretations thereof.

Neither the opinion nor any portions thereof, especially any conclusions as to value, the identity of the analyst or CBIZ Valuation Counselors shall be disseminated to the public through public relations media, news media, sales media or any other public means of communications without the prior written consent and approval of CBIZ Valuation Counselors. The opinion is based on the purchasing power of the United States dollar as of the indicated date.

Unless otherwise noted, CBIZ Valuation Counselors assumes that there will be no changes in tax regulations.

No significant change is assumed in the supply and demand patterns indicated in the opinion. The opinion assumes market conditions observed as of the stated date. These market conditions are believed to be correct; however, the analyst assumes no liability should market conditions materially change because of unusual or unforeseen circumstances.

The opinion is intended for the information of the person or persons to whom it is addressed, for the purposes stated and should not be relied upon for any other purpose. Neither the opinion nor any reference to the analyst or CBIZ Valuation Counselors may be referred to or quoted in any registration statement, prospectus, offering memorandum, sales brochure, other appraisal, loan or other agreement or document given to third parties without our prior written consent. Permission will be granted only upon meeting certain conditions.

Notwithstanding the prior statement, CBIZ Valuation Counselors has granted its permission to the Company and its representatives to refer to and quote the opinion in required proxy statements and Securities and Exchange Commission Filings, including in any preliminary or definitive proxy statement with respect to TekInsight's Special Meeting of stockholders to be held on October 5, 2001.

                                                                         ANNEX D

                                  DYNTEK, INC.
                            2001 STOCK INCENTIVE PLAN


         1.     BACKGROUND AND PURPOSE

     DynTek, Inc. (the "Company") hereby establishes the DynTek, Inc. 2001 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to attract and retain key employees, directors and consultants and provide them with an incentive to maintain and enhance the Company's long-term performance. It is intended that this purpose will be achieved by granting certain key employees incentive stock options ("ISOs") or certain key employees, directors or consultants non-qualified stock options ("NQSOs"), individually or in any combination, under the Plan pursuant to the rules set forth in Sections 83, 162(m), 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2.     ADMINISTRATION

     The Plan shall be administered by a committee appointed by the Company's Board of Directors (the "Committee"), which shall consist of at least two non-employee members of the Company's Board of Directors. For purposes of making grants intended to qualify as "performance-based compensation" under Code
Section 162(m), the Committee shall consist of at least two members who are "outside directors", as that term is defined in Code Section 162(m) and the regulations thereunder. Subject to the provisions of the Plan, the Committee shall possess the authority, in its discretion, (a) to determine the eligible participants of the Company to whom, and the time or times at which, ISOs and/or NQSOs (ISOs and NQSOs are collectively referred to as "options" or "awards") shall be granted; (b) to determine at the time of grant whether an award will be an ISO or a NQSO or a combination of these awards and the number of shares to be subject to each award; (c) to prescribe the form of the award agreements and any appropriate terms and conditions applicable to the awards and to make any amendments to such agreements or awards; (d) to interpret the Plan; (e) to make and amend rules and regulations relating to the Plan; (f) to grant an award in substitution for an award granted under another stock incentive plan of the Company or an affiliate; (g) to determine the fair market value of the Company's Class A Common Stock, par value $0.0001 per share ("Common Stock"); and (h) to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations shall be conclusive and binding.
No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award granted hereunder.

         3.     ELIGIBLE PARTICIPANTS

     Awards may be granted under the Plan only to key employees, directors and consultants of the Company or its subsidiaries (which shall include all corporations of which more than fifty percent (50%) of the voting stock is owned by the Company directly or through one or more corporations of which more than fifty percent (50%) of the voting stock is so owned and which are consolidated with the Company for purposes of financial reporting). Employees may be awarded any type of award offered under the Plan. Consultants and non-employee directors may only be awarded NQSOs. Only those consultants who satisfy the definition set forth in the rules and regulations of the Securities and Exchange Commission for treatment on the same terms as Company employees shall receive awards under the Plan.

         4.     SHARES AVAILABLE

     The total number of shares of the Common Stock available in the aggregate for awards under the Plan is 2,000,000 (subject to substitution or adjustment as provided in Section 9). Shares with respect to which awards may be granted may be authorized and unissued shares or may be treasury shares. The total number of shares with respect to which an option may be granted to any one participant shall not exceed 250,000 shares per calendar year (subject to substitution or adjustment as provided in Section 9).

     If an award expires, terminates or is canceled without being exercised or becoming vested, new awards may thereafter be granted under the Plan covering such shares. No award may be granted more than 10 years after the effective date of the Plan.

         5.     TERMS AND CONDITIONS OF ISOs

     Each ISO granted under the Plan shall be evidenced by an ISO agreement in such form as the Committee shall approve from time to time, which agreement shall conform with this Plan and contain the following terms and conditions:

          (a) Exercise Price. The exercise price under each option shall equal the fair market value of the Common Stock (as defined in Section 5(f)) at the time such option is granted. If an option is granted to an officer or employee who at the time of grant owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (a "10-percent Shareholder"), the purchase price shall be at least 110 percent of the fair market value of the stock subject to the option.

          (b) Duration of Option. Each option by its terms shall not be exercisable after the expiration of ten years from the date such option is granted. In the case of an option granted to a 10-percent Shareholder, the option by its terms shall not be exercisable after the expiration of five years from the date such option is granted.

          (c) Options Nontransferable. Each option by its terms shall not be transferable by the participant otherwise than by will or the laws of descent and distribution and shall be exercisable, during the participant's lifetime, only by the participant, the participant's guardian or the participant's legal representative. To the extent required for the option grant and/or exercise to be exempt under Rule 16b-3, options (or the shares of Common Stock upon exercise of the options) must be held by the participant for at least six months following the date of grant.

          (d) Exercise Terms. Each option granted under the Plan shall become exercisable on a schedule and pursuant to the terms and conditions determined by the Committee at the time of grant, which schedule and terms may vary from one grant to another. Options may be partially exercised from time to time during the period extending from the time they first become exercisable until a date established by the Committee which shall not extend beyond the tenth anniversary (fifth anniversary for a 10-percent Shareholder) of the date of grant.

     No outstanding option may be exercised by any person if the employee to whom the option is granted is, or at any time after the date of grant has been, in competition with the Company or an affiliated company. The Committee has the sole discretion to determine whether an employee's actions constitute competition with the Company or an affiliated company. The Committee may impose any terms and conditions on the options or the shares that may be acquired pursuant to such options as it deems appropriate to serve the purposes for which this Plan has been established (including, but not limited to, non-compete and nondisclosure provisions in favor of the Company).

          (e) Maximum Value of ISO Shares. No ISO shall be granted to an employee under the Plan or any other ISO plan of the Company or its subsidiaries to purchase shares as to which the aggregate fair market value (determined as of the date of grant) of the shares which first become exercisable by the employee in any calendar year exceeds $100,000.

          (f) Payment of Exercise Price. An option shall be exercised upon written notice to the Company accompanied by payment in full for the shares being acquired. The payment shall be made in cash, by check or, if the option agreement or Committee so permits, by delivery of shares of Common Stock beneficially owned by the participant, duly assigned to the Company with the assignment guaranteed by a bank, trust company or member firm of the New York Stock Exchange, or by a combination of the foregoing. Any such shares so delivered shall be deemed to have a value per share equal to the fair market value of the shares on such date and must have been held by the participant for more than six months. For this purpose, "fair market value" shall equal: (i) the closing price of the Common Stock on the national stock exchange or NASDAQ stock market on which such stock is traded on the date the option is exercised; (ii) if there was no trading in such stock on the date of such exercise, the closing price on the last preceding day on which there was such trading; or (iii) if the Common Stock is not traded on a national stock exchange or NASDAQ stock market, an amount determined by the Committee to be the fair market value of such shares.

         6.     TERMS AND CONDITIONS OF NQSOs

     Each NQSO granted under the Plan shall be evidenced by a NQSO option agreement in such form as the Committee shall approve from time to time, which agreement shall conform to the Plan and contain the same terms and conditions as the ISO option agreement except that:

          (a) the Committee may grant a NQSO having an exercise price that is less than the fair market value of the Common Stock at the time the option is granted; provided that such exercise price shall not be less than 85% of the fair market value of the Common Stock at the time the option is granted. Notwithstanding the foregoing, the exercise price of a NQSO that is intended to qualify as "performance-based compensation" under Code
     Section 162(m) shall not be less than the fair market value of the Common Stock on the date of grant;

          (b) the 10-percent Shareholder restrictions in Sections 5(a), 5(b) and 5(d) and the limitations of Section 5(e) shall not apply to NQSO grants;

          (c) the Committee may impose any terms and conditions on the options or the shares that may be acquired pursuant to such options as it deems appropriate to serve the purposes for which this Plan has been established (including, but not limited to, non-compete and nondisclosure provisions in favor of the Company).

                  To the extent an option initially designated as an ISO exceeds the value limit of Section 5(e) or otherwise fails to satisfy the requirements applicable to ISOs, it shall be deemed a NQSO and shall otherwise remain in full force and effect.

         7.     GENERAL RESTRICTION ON ISSUANCE OF STOCK CERTIFICATES

     The Company shall not be required to deliver any certificate upon the grant, vesting or exercise of any award until it has been furnished with such opinion, representation or other document as it may reasonably deem necessary to ensure compliance with any law or regulation of the Securities and Exchange Commission or any other governmental authority having jurisdiction under this Plan. Certificates delivered upon such grant, vesting or exercise may bear a legend restricting transfer absent such compliance. Each award shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such awards or the issue or purchase of shares thereunder, such awards may not vest or be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee in the exercise of its reasonable judgment.

         8.     IMPACT OF TERMINATION OF EMPLOYMENT

     If the employment (which for this purpose includes the provision of services as a consultant or a director) of a participant with the Company or any subsidiary corporation of the Company terminates by reason of death or permanent and total disability (as determined by the Committee), any option may be exercised by the participant or, in the event of the participant's death, by the participant's personal representative any time prior to the earlier of the expiration date of the option or the expiration of one year after the date of termination of employment, but only if, and to the extent that, the participant was entitled to exercise the option at the date of such termination. Upon termination of the participant's employment with the Company or any subsidiary corporation of the Company for any reason other than death or disability, any vested option that was exercisable immediately preceding termination may be exercised at any time prior to the earlier of the expiration date of the option or the expiration of 3 months after the date of such termination of employment. Notwithstanding the foregoing, an option may not be exercised after termination of employment if the Committee reasonably determines that the termination of employment of such participant resulted from willful acts or failure to act by the participant that are detrimental to the Company or any of its affiliates. All options that are

     Notwithstanding the foregoing, the Committee has the authority to prescribe different rules that apply upon the termination of employment of a particular participant, which shall be memorialized in the participant's original or amended award agreement or similar document. Unless otherwise determined by the Committee, an authorized leave of absence shall not constitute a termination of employment for purposes of this Plan.

     An option that remains unexercised after the latest date it could have been exercised under any of the foregoing provisions shall be forfeited.

         9.     ADJUSTMENT OF SHARES

     In the event of any change in the Common Stock of the Company by reason of any recapitalization, stock dividend, stock split, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or of any similar change affecting the Common Stock, the number and kind of shares authorized under Section 4, the number and kind of shares which thereafter are subject to an award under the Plan and the number and kind of unexercised options set forth in awards under outstanding agreements and the price per share shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

         10.    WITHHOLDING TAXES

     All benefits payable to a participant under the terms of this Plan shall be subject to such federal, state and local income and employment tax withholdings as benefits of this type are normally subject. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and/or local income and employment withholding tax requirements or to take any other appropriate action to satisfy such withholding requirements prior to the delivery of any certificate or certificates for such shares. Notwithstanding the foregoing, subject to such rules as the Committee may promulgate and compliance with any requirements under Rule 16b-3, the participant, at the Company's discretion, may satisfy such obligation in whole or in part by electing to have the Company withhold shares of Common Stock from the shares to which the participant is otherwise entitled, provided that the amount of such withholding shall not exceed the Company's statutory withholding requirements.

         11.    NO EMPLOYMENT RIGHTS

     The Plan and any awards granted under the Plan shall not confer upon any participant any right with respect to continuance as an employee or consultant of the Company or any affiliate, nor shall they interfere in any way with the right of the Company or any affiliate to terminate the participant's position as an employee or consultant at any time.

         12.    RIGHTS AS A SHAREHOLDER

     The recipient of any option under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for the shares of Common Stock issued upon exercise are delivered to the recipient.

         13.    AMENDMENT AND DISCONTINUANCE

     This Plan may be amended, modified or terminated by the Committee, the Board of Directors of the Company or the shareholders of the Company, except that the Committee or the Board of Directors of the Company may not, without approval of the holders of a majority of the outstanding shares of the Company entitled to vote present in person or by proxy, increase the maximum number of shares as to which awards may be granted under the Plan, increase the number of awards that may be granted per year per participant, change the class of eligible persons, or modify or terminate the Plan in a manner that requires shareholder approval under applicable law without obtaining such approval. Except as provided by the foregoing, to the extent permitted by law, the Committee or the Board of Directors of the Company may amend the Plan without the approval of shareholders. Except as required by law, no modification or termination of the Plan may, without the written consent of a participant to whom any award shall theretofore have been granted, adversely affect the rights of such participant under such award.

         14.    MERGER, CONSOLIDATION, SALE, LIQUIDATION, ETC.

          (a) General. In the event of a consolidation or merger, reorganization, sale of all or substantially all of the assets or stock of the Company or liquidation of the Company, the Committee shall take any one or more of the following actions: (i) provide that outstanding awards shall be assumed, or substantially equivalent stock and stock based awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any options substituted for ISOs shall meet the requirements of Section 424(a) of the Code; (ii) in the event of a merger under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, such total cash payment to be equitably distributed to the participants as the Committee shall determine; or (iii) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

          (b) Substitute Stock Rights. The Company may grant awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company, or as a result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that the substitute awards shall be granted on such terms and conditions as the Committee considers appropriate under the circumstances.

          (c) No Effect on Power of Company to Effect Transactions. The grant of any awards pursuant to the Plan shall not effect in any way the power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate or sell or transfer all or any part of its assets.

         15.    CERTAIN REPURCHASE AND OTHER RIGHTS OF THE COMPANY

     The Committee, in its sole discretion, may require that any Common Stock issued to a participant under the Plan as the result of the exercise of an option may be subject to a right of first refusal, a repurchase right or a similar right in favor of the Company, pursuant to such terms established by the Committee.

         16.    EFFECTIVE DATE

     The effective date of the Plan is November 20, 2001 the date on which the Company's Board of Directors and shareholders approved the Plan.

         17.    DEFINITIONS

     Any terms or provisions used herein which are defined in Sections 83, 162(m), 421, or 422 of the Internal Revenue Code as amended, or the regulations thereunder or corresponding provisions of subsequent laws and regulations in effect at the time awards are made hereunder, shall have the meanings as therein defined.

         18.    GOVERNING LAW

     To the extent not inconsistent with the provisions of the Internal Revenue Code that relate to awards, this Plan and any award agreement adopted pursuant to it shall be construed under the laws of the State of New York.


Dated as of November 20, 2001                     DYNTEK, INC.


                                             By:  ______________________________
                                                      Chief Executive Officer


Date of Shareholder Approval: November 20, 2001

                                                                       ANNEX E-1


                      AGREEMENT AND PLAN OF REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION ("Reorganization Agreement" or "Agreement") dated as of April 25, 2001, by and among DynCorp Management Resources Inc. (the "Company"), a Virginia corporation having its principal executive office at 11710 Plaza America Drive, Reston, Virginia 20190, and Newport Acquisition Corp. ("Newco"), a Delaware corporation having its principal executive office at 18881 Von Karman Avenue, Suite 250, Irvine, California 92612, and joined in by DynCorp ("Company Parent"), a Delaware corporation having its principal executive office at 11710 Plaza America Drive, Reston, Virginia 20190, and Tekinsight.com, Inc. ("Newco Parent"), a Delaware corporation having its principal executive office at 18881 Von Karman Avenue, Suite 250, Irvine, California 92612.


                                   WITNESSETH

     WHEREAS, the parties hereto desire that the Company shall be acquired by Newco Parent through the merger ("Merger") of the Company with and into Newco, with Newco as the surviving corporation pursuant to an Agreement and Plan of Merger substantially in the form attached hereto as Annex A ("Plan of Merger"); and

     WHEREAS, the parties hereto desire to provide for certain undertakings, conditions, representations, warranties and covenants in connection with the transactions contemplated hereby;

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants herein contained and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

                                   Article I.
                                   DEFINITIONS

     1.1 "Agreement" is defined in the preamble hereto.

     1.2 "Affiliate" shall mean, as to any specified Person, any other Person, which, directly, or indirectly controls, is controlled by or is under common control with, such specified Person. For purposes of this definition, "control" means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise and "Person" shall mean an individual, corporation, partnership, association, trust, estate, governmental authority or other entity.

     1.3 "Closing" is defined in Section 4.8 hereof.

     1.4 "Closing Date" shall mean the date specified pursuant to Section 4.8 hereof as the date on which the parties hereto shall close the transactions contemplated herein.

     1.5 "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.6   "Commission"   or  "SEC"  shall  mean  the  Securities  and  Exchange
Commission.

     1.7 "Company" is defined in the preamble hereto.

     1.8 "Company Claims" is defined in Section 4.12 hereof.

     1.9 "Company Common Stock" is defined in Section 2.1 hereof.

     1.10 "Company Financial Statements" shall mean the unaudited balance sheet of the Company and its predecessor(s) as of December 28, 2000 and as of March 29, 2001, and statements of income for the respective twelve-month and three-month periods ending on December 28, 2000 and March
29, 2001.

     1.11 "Company Liabilities" is defined in Section 4.12 hereof.

     1.12 "Company Parent" is defined in the recitals hereto.

     1.13  "Company  Parent's  Insurance  Policies"  is defined in Section  4.12 hereof.

     1.14 "Company Parent Plans" is defined in Section 4.9 hereof.

     1.15 "Company Parent Welfare Plans" is defined in Section 4.9 hereof.

     1.16 "Confidentiality Agreement" is defined in Section 4.5 hereof.

     1.17 "Continuing Employees" is defined in Section 4.9 hereof.

     1.18 "Effective Date" is defined in Section 4.8 hereof.

     1.19 "Environmental Action" is defined in Section 2.14 hereof.

     1.20 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     1.21 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.22 "Financing" is defined in Section 4.17 hereof.

     1.23 "IRS" shall mean the Internal Revenue Service.

     1.24 "Intellectual Property" means domestic and foreign letters patent, patents, patent applications, patent licenses, software licensed or owned, know-how licenses, trade names, common law and other trademarks, service marks, licenses of trademarks, trade names and/or service marks, trademark registrations and applications, service mark registrations and applications and copyright registrations and applications.

     1.25 "Material Adverse Effect" shall mean, with respect to the Company or Newco Parent, as the case may be, a material adverse effect on the business, results of operations or financial condition of such party and any Subsidiary of the party taken as a whole or a material adverse effect on such party's ability to consummate the transactions contemplated hereby; provided, however, that in determining whether a Material Adverse Effect has occurred there shall be excluded any effect on the referenced party the cause of which is any action or omission of the Company, Company Parent or Newco Parent or any Subsidiary of any of them taken with the prior written consent of Newco Parent or Company Parent, as applicable, in contemplation of the Merger.

     1.26 "Merger" is defined in the recitals hereto.

     1.27 "Merger Consideration" is defined in the Plan of Merger.

     1.28 "Nasdaq" shall mean the Nasdaq Small Cap Market.

     1.29 "Newco" is defined in the preamble hereto.

     1.30 "Newco Parent" is defined in the preamble hereto.

     1.32 "Newco Parent Class B Common Stock" shall mean shares of Class B common stock, par value $0.001 per share, of Newco Parent to be issued to Company Parent pursuant to the Plan of Merger.

     1.33 "Newco Parent Common Stock" is defined in Section 3.1 hereof.

     1.34 "Newco Parent ERISA Affiliate" is defined in Section 3.12 hereof.

     1.35 "Newco Parent Financial Statements" shall mean (i) the audited consolidated balance sheets of Newco Parent as of June 30, 2000 and 1999 and the related consolidated statements of income, cash flows and changes in shareholders' equity (including related notes, if any) for each of the three years ended June 30, 2000, 1999 and 1998, respectively, as filed by Newco Parent in SEC Documents, (ii) the unaudited consolidated balance sheets of Newco Parent and related consolidated statements of income, cash flows and changes in shareholders' equity (including related notes, if any) as filed by Newco Parent in SEC Documents as of December 31, 2000, for the six months ended December 31, 2000, and with respect to periods ended subsequent to December 31, 2000 and
(iii) the unaudited consolidated balance sheets of Newco Parent and related consolidated statements of income, cash flows and changes in shareholders' equity (including related notes, if any) as of, or with respect to the 8-month period ended, February 28, 2001.

     1.36 "Newco Parent Plan" is defined in Section 3.12 hereof.

     1.37 "Newco Parent Preferred Stock" is defined in Section 3.1 hereof.

     1.38 "Newco Parent Subsidiary" shall mean each Subsidiary of Newco Parent as disclosed in its annual report of Form 10-K for the year ended June 30, 2000, as well as Newco.

     1.39 "Non-Continuing Employees" is defined in Section 4.9 hereof.

     1.40 "Option Agreement" shall mean the stock option agreement, dated as of the date hereof, in the form attached hereto as Annex B with respect to the option granted by Newco Parent to Company Parent to acquire certain shares of Newco Parent Common Stock in the circumstances set forth therein.

     1.41 "Plan" is defined in Section 2.9 hereof.

     1.42 "Plan of Merger" is defined in the recitals hereto.

     1.43 "Previously Disclosed" shall mean disclosed prior to the execution hereof in a letter dated of even date herewith from the party making such disclosure and delivered to the other party prior to the execution hereof. Any information disclosed by one party to the other for any purpose hereunder shall be deemed to be disclosed for all purposes hereunder. The inclusion of any matter in information Previously Disclosed shall not be deemed an admission or otherwise to imply that any such matter is material for purposes of this Agreement.

     1.44 "Proxy Statement" shall mean the proxy statement (or similar document) together with any supplements thereto sent to the stockholders of Newco Parent to solicit their votes in connection with this Agreement and the Plan of Merger.

     1.45 "Registration Rights Agreement " shall mean the registration rights agreement in the form attached hereto as Annex C with respect to the Newco Parent Class B Common Stock to be issued in connection with the Merger.

     1.46 "Rights" shall mean warrants, options, rights, convertible securities and other arrangements or commitments which obligate an entity to issue or dispose of any of its capital stock, and stock appreciation rights, performance units and other similar stock-based rights whether they obligate the issuer thereof to issue stock or other securities or to pay cash.

     1.47 "Reorganization Agreement" is defined in the preamble hereto.

     1.48 "SEC" shall mean the Securities and Exchange Commission.

     1.49 "SEC Documents" shall mean all reports and registration statements filed, or required to be filed, by a party hereto pursuant to the Securities Laws.

     1.50 "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.51 "Securities Laws" shall mean the Securities Act; the Exchange Act; the Investment Company Act of 1940, as amended; the Investment Advisers Act of 1940, as amended; the Trust Indenture Act of 1939, as amended; and the rules and regulations of the Commission promulgated thereunder.

     1.52 "Subsidiary" or "Subsidiaries" shall mean with respect to any party, any corporation, partnership or other organization, whether incorporated or unincorporated, which is consolidated with such party for financial reporting purposes.

     1.53 "Takeover Laws" is defined in Section 3.21 hereof.

     1.54 "Takeover Proposal" is defined in Section 4.7(c)(12) hereof.

     1.55 "Tax" or "Taxes" shall mean all taxes, however denominated, including any interest, penalties, or additions to tax or other additional amounts that may become payable in respect thereof, imposed by any federal, state, local or foreign government or any agency or political subdivision of any such government, which taxes shall include, without limiting the generality of the foregoing, all income taxes, payroll and employment taxes, withholding taxes, unemployment insurance taxes, social security (or similar) taxes, sales and use taxes, excise taxes, franchise taxes, gross receipts taxes, occupation taxes, real and personal property taxes, stamp taxes, value added taxes, transfer taxes, profits or windfall profits taxes, licenses in the nature of taxes, estimated taxes, severance taxes, duties, workers' compensation taxes, premium taxes, environmental taxes, disability taxes, registration taxes, alternative or add-on minimum taxes, estimated taxes, and other fees, assessments, charges or obligations of the same or of a similar nature.

     1.56 "Tax Return" or "Tax Returns" shall mean all returns, reports, estimates, information statements or other written submissions, and any schedules or attachments thereto, required or permitted to be filed pursuant to the statutes, rules and regulations of any federal, state, local or foreign government Tax authority, including but not limited to, original returns and filings, amended returns, claims for refunds, and information returns.

                                   Article II.
                    REPRESENTATIONS AND WARRANTIES OF COMPANY
                               AND COMPANY PARENT

     Except as Previously Disclosed, the Company and Company Parent hereby jointly and severally represent and warrant to Newco Parent and Newco as follows:

     2.1  Capital Structure of Company

     The authorized capital stock of the Company consists of (i) 100 shares of common stock, par value $1.00 per share ("Company Common Stock"), of which, as of the date hereof, 100 shares are issued and outstanding and held by Company Parent and no shares are held in treasury. As of the Closing Date, all outstanding Company Common Stock will be held by Company Parent free and clear of all liens, encumbrances, charges, defaults or equitable interests. As of the date hereof, no shares of Company Common Stock are reserved for issuance. All outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Company does not have and is not bound by any Rights which are authorized, issued or outstanding with respect to the capital stock of the Company except as set forth above. None of the shares of the Company's capital stock has been issued in violation of the preemptive rights of any person. The Company has no Subsidiary.

     2.2 Organization, Standing and Authority of the Company

     The Company is a duly organized corporation, validly existing and in good standing under the laws of the Commonwealth of Virginia with full corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on the Company. The Company is qualified to do business under the laws of those jurisdictions as Previously Disclosed.

      2.3  Authorized and Effective Agreement

     (a) Each of the Company and Company Parent has all requisite corporate power and authority to enter into and perform all of its obligations under this Reorganization Agreement and the Plan of Merger. The execution and delivery of this Reorganization Agreement and the Plan of Merger and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of the Company and Company Parent.

     (b) Assuming the accuracy of the representation contained in Section 3.5(b) hereof, this Reorganization Agreement and the Plan of Merger constitute legal, valid and binding obligations of the Company and Company Parent, in each case enforceable against it in accordance with their respective terms, subject as to enforceability, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (c) Neither the execution and delivery of this Reorganization Agreement or the Plan of Merger, nor consummation of the transactions contemplated hereby or thereby, nor compliance by the Company or Company Parent with any of the provisions hereof or thereof shall (i) conflict with or result in a breach of any provision of the certificate of incorporation or bylaws of the Company or Company Parent, (ii) assuming the consents and approvals contemplated by Section
4.3 hereof and the consents and approvals which are Previously Disclosed are duly obtained, constitute or result in a breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of the Company pursuant to, any note, bond, mortgage, indenture, license, agreement or other instrument or obligation, or (iii) assuming the consents and approvals contemplated by Section 4.3 hereof and the consents and approvals which are Previously Disclosed are duly obtained, violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or Company Parent, except (in the case of clauses (ii) and (iii) above) for such violations, rights, conflicts, breaches, creations or defaults which, either individually or in the aggregate, would not have a Material Adverse Effect on the Company.

     (d) Other than as contemplated by Section 4.3 hereof and except as expressly referred to in this Reorganization Agreement, no consent, approval or authorization of, or declaration, notice, filing or registration with, any governmental or regulatory authority, or any other person, is required to be made or obtained by the Company or Company Parent on or prior to the Closing Date in connection with the execution, delivery and performance of this Agreement and the Plan of Merger or the consummation of the transactions contemplated hereby or thereby.

     2.4  Financial Statements; Books and Records; Minute Books

     The Company Financial Statements have been prepared in accordance with Company Parent's customary accounting procedures, designed to present fairly the financial position of the Company and the results of its operations as of the dates and for the periods indicated. The books and records of the Company fairly reflect in all material respects the transactions to which it is a party or by which its properties are subject or bound. Such books and records have been properly kept and maintained and are in compliance in all material respects with all applicable legal and accounting requirements. The minute books of the

Company contain records which are accurate in all material respects of all corporate actions of its shareholders and Board of Directors (including committees of its Board of Directors).

     2.5  Material Adverse Change

     The Company has not suffered any change in its financial condition, results of operations or business since December 31, 2000 which individually or in the aggregate with any other such changes would constitute a Material Adverse Effect with respect to the Company and no event or circumstance has occurred since December 31, 2000 that individually or in the aggregate is reasonably likely to have a Material Adverse Effect on the financial condition, results of operations or business of the Company.

     2.6  Absence of Undisclosed Liabilities

     The Company does not have any liability (contingent or otherwise), excluding contractually assumed contingencies, that is material to the Company, or that, when combined with all similar liabilities, would be material to the Company, except as disclosed in the Company Financial Statements except for liabilities incurred in the ordinary course of business subsequent to December 28, 2000.

     2.7  Properties

     The Company has good and marketable title free and clear of all liens, encumbrances, charges, defaults or equitable interests to all of the properties and assets, real and personal, which, individually or in the aggregate, are material to the business of the Company taken as a whole, and which are reflected on the Company Financial Statements as of December 28, 2000 or acquired after such date, except (i) liens for taxes not yet due and payable,
(ii) such imperfections of title, easements and encumbrances, if any, as are not material in character, amount or extent and (iii) dispositions and encumbrances for adequate consideration in arm's length transactions at fair market value in the ordinary course of business. All leases pursuant to which the Company, as lessee, leases real and personal property which, individually or in the aggregate, are material to the business of the Company taken as a whole are valid and enforceable in accordance with their respective terms except where the failure of such lease or leases to be valid and enforceable would not, individually or in the aggregate, have a Material Adverse Effect on the Company. All tangible property used in the business of the Company is in good condition, reasonable wear and tear excepted, and is usable in the ordinary course of business consistent with the Company's past practices.

     2.8  Tax Matters

     (a) All Tax Returns required to be filed by or with respect to the Company have been timely filed, except where the failure to file timely such Tax Returns would not, in the aggregate, have a Material Adverse Effect on the Company. All such filed Tax Returns are true and correct in all material respects. All Taxes due and owing by or with respect to the Company (including, without limitation, any Taxes arising under Treasury Regulation Section 1.1502-6 or any corresponding provision of foreign, state or local law) have been paid or adequate reserves have been established by Company Parent or on the Company Financial Statements for the payment of such Taxes, except where any such failure to pay or establish adequate reserves would not, in the aggregate, have a Material Adverse Effect on the Company. The Company will not have any liability for any such Taxes in excess of the amounts so paid or reserves or accruals so established except where such liability would not have a Material Adverse Effect on the Company.

     (b) Neither the Company nor Company Parent has requested, nor has there been granted, any extension of time within which to file any Tax Returns by or with respect to the Company which have not since been filed. Neither the Company nor Company Parent has received any notice of assessment or proposed assessment in connection with any Tax Returns filed by or with respect to the Company except as accrued by the Company Parent or on the Company Financial Statements, and there are no pending material Tax examinations of, or Tax claims asserted with respect to, the Company. There are currently no agreements in effect with respect to the Company, or Tax Returns with respect to the Company, to extend the period of limitations for the assessment or collection of any Tax.

     (c) The Company is not a party to any agreement (other than an agreement exclusively among Company Parent and its subsidiaries) providing for the allocation or sharing of, or indemnification for, Taxes.

     (d) The Company (i) has not been a member of any affiliated group filing a consolidated federal income Tax Return other than a group the common parent of which was the Company and (ii) has no liability for the Taxes of any Person (other than any of the Company, Company Parent or its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of foreign, state or local law).

     2.9  Employee Benefit Plans

     The Company does not sponsor, maintain or contribute to any material Plan, other than any such Plan that is sponsored or maintained by Company Parent and that will not cover the Continuing Employees with respect to their employment after the Closing Date. For purposes of this Section 2.9, "Plan" means any bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance pay, medical, life or other insurance, profit-sharing, or pension plan, program, agreement or arrangement, and each other employee benefit plan, program, agreement or arrangement.

      2.10  Certain Contracts

     (a) The Company is not a party to, nor is bound by, (i) any material contract as defined in Item 601(b)(10) of Regulation S-K of the SEC or any other material contract or similar arrangement whether or not made in the ordinary course of business or any agreement restricting the nature or geographic scope of its business activities in any material respect, (ii) any agreement, indenture or other instrument relating to the borrowing of money by the Company or the guarantee by the Company of any such obligation, other than instruments relating to transactions entered into in the ordinary course of business or with Company Parent or a Subsidiary of Company Parent, (iii) any agreement, arrangement or commitment relating to the employment of a consultant who was formerly a director or executive officer or the employment, election, retention in office or severance of any present or former director or officer, (iv) any contract, agreement or understanding with a labor union, in each case whether written or oral or (v) any material agreement between Company Parent or any of its Affiliates, on the one hand, and the Company, on the other.

     (b) The Company is not in default under any material agreement, commitment, arrangement, lease, insurance policy or other instrument whether entered into in the ordinary course of business or otherwise and whether written or oral, and there has not occurred any event that, with the lapse of time or giving of notice or both, would constitute such a default, except for such defaults which would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

     2.11  Legal Proceedings

     There are no actions, suits or proceedings instituted, pending or, to the knowledge of the Company and Company Parent, threatened (or unasserted but considered probable of assertion and which if asserted would have at least a reasonable probability of an unfavorable outcome) against the Company or against any asset, interest or right of the Company as to which there is a reasonable probability of an unfavorable outcome and which, if such an unfavorable outcome was rendered, would, individually or in the aggregate, have a Material Adverse Effect on the Company. To the knowledge of the Company and Company Parent, there are no actual or threatened actions, suits or proceedings which present a claim to restrain or prohibit the transactions contemplated herein or to impose any material liability in connection therewith as to which there is a reasonable probability of an unfavorable outcome and which, if such an unfavorable outcome was rendered, would, individually or in the aggregate, have a Material Adverse Effect on the Company. There are no actions, suits or proceedings instituted, pending or, to the knowledge of the Company and Company Parent, threatened (or unasserted but considered probable of assertion and which if asserted would be reasonably expected to have an unfavorable outcome) against any present or, to the knowledge of the Company and Company Parent, former director or officer of the Company, that would reasonably be expected to give rise to a claim for indemnification and that (i) has a reasonable probability of an unfavorable outcome and (ii) in the event of an unfavorable outcome, would, individually or in the aggregate, have a Material Adverse Effect on the Company.

      2.12  Compliance with Laws

     The Company is in compliance in all material respects with all statutes and regulations applicable to the conduct of its business, and neither the Company nor Company Parent has received notification with respect to the Company from any agency or department of federal, state or local government (i) asserting a material violation of any such statute or regulation, (ii) threatening to revoke any license, franchise, permit or government authorization or (iii) restricting or in any way limiting its operations, except for such noncompliance, violations, revocations and restrictions which would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

     2.13  Labor Matters

     With respect to the employees of the Company, neither the Company nor Company Parent is a party to any labor agreement with any labor organization, group or association and has not engaged in any unfair labor practice. Since January 1, 2001 and prior to the date hereof, neither the Company nor Company Parent has experienced, with respect to the Company, any attempt by organized labor or its representatives to make the Company conform to demands of organized labor relating to employees or to enter into a binding agreement with organized labor that would cover the employees of the Company. To the knowledge of the Company and Company Parent, there is no unfair labor practice charge or other complaint by any employee or former employee of the Company against the Company or Company Parent with respect to the Company pending before any court, arbitrator or governmental agency arising out of the Company's activities, which charge or complaint (i) has a reasonable probability of an unfavorable outcome and (ii) in the event of an unfavorable outcome would, individually or in the aggregate, have a Material Adverse Effect on the Company; there is no labor strike or labor disturbance pending or, to the knowledge of the Company and Company Parent, threatened against the Company; and the Company has not experienced a work stoppage or other material labor difficulty since January 1, 2001.

     2.14  Environmental Liability

     Neither the Company nor Company Parent has received with respect to the Company any written notice of any legal, administrative, arbitral or other proceeding, claim or action and, to the knowledge of the Company and Company Parent, there is no governmental investigation of any nature ongoing with respect to the Company, in each case that would reasonably be expected to result in the imposition, on the Company of any liability arising under any local, state or federal environmental statute, regulation or ordinance including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (each, an "Environmental Action"), which liability would have a Material Adverse Effect on the Company. There are no facts or circumstances which would reasonably be expected to form the basis for any proceeding, claim, action or governmental investigation that would impose any liability in an Environmental Action; and the Company is not subject to any agreement, order, judgment, decree or memorandum by or with any court, governmental authority, regulatory agency or third party imposing any liability in an Environmental Action.

     2.15  Intellectual Property

     The Company owns the entire right, title and interest in and to, or has valid licenses with respect to, all of the Intellectual Property necessary to conduct the business and operations of the Company as presently conducted, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect on the Company and all such Intellectual Property has been Previously Disclosed. The ownership, licensing or use of such Intellectual Property by the Company does not conflict with, infringe, misappropriate or otherwise violate the Intellectual Property rights of any other person or entity. None of the Intellectual Property used by the Company is subject to any outstanding order, decree, judgment, stipulation, settlement, lien, charge, encumbrance or attachment, which order, decree, judgment, stipulation, settlement, lien, charge, encumbrance or attachment would have a Material Adverse Effect on the Company.

     2.16  Tax Treatment

     Neither the Company nor Company Parent has taken or agreed to take any action or is aware of any facts or circumstances that might prevent or impede the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

     2.17  Brokers and Finders

     Neither Company Parent, the Company nor any Affiliate of the Company, nor any of their respective officers, directors or employees, has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with the transactions contemplated herein or the Plan of Merger, in each case which such fees or commissions would be payable by the Company, Newco or Newco Parent.

     2.18  Insurance

     Company Parent and/or the Company currently maintain insurance in amounts considered by Company Parent and/or the Company, as applicable to be reasonably necessary for the operations of the Company. Neither Company Parent nor the Company has received any notice of a material premium increase or cancellation with respect to any of its insurance policies or bonds held with respect to the business of Company, and within the last three years, neither Company Parent nor the Company has been refused any insurance coverage sought or applied for with respect to the business of the Company, and neither
Company Parent nor the Company has any reason to believe that existing insurance coverage with respect to the Company's business could not be renewed as and when the same shall expire, upon terms and conditions as favorable as those presently in effect, other than possible increases in premiums or unavailability in coverage that have not resulted from any extraordinary loss experience of the Company. A list of all outstanding material claims as of the date hereof under any such insurance policy with respect to the Company have been Previously Disclosed.

         2.19  Investment Representation

     Company Parent is acquiring the Newco Parent Class B Common Stock for its own account and/or for the account of one or more of its Subsidiaries and not for distribution and acknowledges that it must bear the economic risk of the investment in the Newco Parent Class B Common Stock for an indefinite period of time under applicable Securities Laws. Company Parent has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquiring the Newco Parent Class B Common Stock pursuant to the Plan of Merger; and Company Parent has the financial ability to bear the economic risks of acquiring and holding the Newco Parent Class B Common Stock to be acquired by it pursuant to the Plan of Merger for investment. Company Parent has had the opportunity to ask questions and receive answers to Company Parent's satisfaction concerning the terms and conditions of the transfer of Newco Parent Class B Common Stock pursuant to the Plan of Merger. Company Parent understands that the Newco Parent Class B Common Stock has not been registered under the Securities Act and agrees that it may only dispose of the Newco Parent Class B Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration thereunder. Certificates evidencing the shares of Newco Parent Class B Common Stock to Company Parent under the Plan of Merger may be endorsed with legends regarding the foregoing transfer restrictions; provided, that Newco Parent shall provide Company Parent, upon request, with certificates not bearing such legends at such time as such transfer restrictions no longer apply.

                                  Article III.
                        REPRESENTATIONS AND WARRANTIES OF
                             NEWCO PARENT AND NEWCO

     Except as Previously Disclosed, Newco Parent and Newco hereby jointly and severally represent and warrant to the Company and Company Parent as follows:

     3.1  Capital Structure of Newco Parent

     The authorized capital stock of Newco Parent consists at April 24, 2001 of
(i) 10,000,000 shares of preferred stock, par value $0.0001 per share ("Newco Parent Preferred Stock"), of which 2,189,800 shares were issued and outstanding as Series A Preferred Stock and 191,880 shares have been reserved for issuance pursuant to option agreements exercisable for Newco Parent Series A Preferred Stock, and (ii) 100,000,000 shares of common stock, par value $0.0001 per share ("Newco Parent Common Stock"), of which: 18,863,000 shares were issued and outstanding or in the process of being issued based upon contractual obligations for their issuance; no shares were held in treasury; 3,753,807 shares have been reserved for issuance pursuant to the Option Agreement; 7,492,542 shares have been reserved for issuance of Newco Parent Common Stock pursuant to redemption of a subsidiary's preferred stock, warrant and option agreements; and 5,954,200 shares have been reserved for issuance upon conversion of Newco Parent Series A Preferred Stock. All outstanding shares of Newco Parent capital stock have been duly authorized and validly issued and are fully paid and nonassessable. None of the shares of Newco Parent's capital stock has been issued in violation of the preemptive rights of any person. The shares of Newco Parent Class B Common Stock to be issued in connection with the Merger will, as of the Closing Date, be duly authorized and, when issued in accordance with the terms of this Reorganization Agreement and the Plan of Merger, will be validly issued, fully paid, nonassessable and free and clear of any preemptive rights.

     3.2  Organization, Standing and Authority of Newco Parent

     Newco Parent is a duly organized corporation, validly existing and in good standing under the laws of Delaware, with full corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Newco Parent. Newco Parent is qualified to do business under the laws of those jurisdictions as Previously Disclosed.

     3.3 Ownership of Newco Parent Subsidiaries; Capital Structure of Newco Parent Subsidiaries

     Newco Parent has no Subsidiary other than those disclosed in its annual report on Form 10-K for the year ended June 30, 2000, Newco or any Subsidiary that is not a significant subsidiary under Regulation S-X of the SEC. Other than the Newco Parent Subsidiaries, no Subsidiary of Newco has any material assets or material liabilities or carries on any business or has any operations. The outstanding shares of capital stock of the Newco Parent Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and all such shares are directly or indirectly owned by Newco Parent free and clear of all liens, claims and encumbrances. No Newco Parent Subsidiary has or is bound by any Rights which are authorized, issued or outstanding with respect to the capital stock of any Newco Parent Subsidiary and there are no agreements, understandings or commitments relating to the right of Newco Parent to vote or to dispose of said shares. None of the shares of capital stock of any Newco Parent Subsidiary has been issued in violation of the preemptive rights of any person.

     3.4  Organization, Standing and Authority of Newco Parent Subsidiaries

     Each Newco Parent Subsidiary is a duly organized corporation, validly existing and in good standing under applicable laws. Each Newco Parent Subsidiary (i) has full power and authority to carry on its business as now conducted, and (ii) is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such licensing or qualification and where failure to be licensed or qualified would have a Material Adverse Effect on Newco Parent. Each Newco Parent Subsidiary has all federal, state, local and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as it is now being conducted, except where the failure to be so authorized would not have a Material Adverse Effect on Newco Parent. Each Newco Parent Subsidiary is qualified to do business under the laws of those jurisdictions as Previously Disclosed.

     3.5  Authorized and Effective Agreement

     (a) Each of Newco Parent and Newco has all requisite corporate power and authority to enter into and perform all of its obligations under this Reorganization Agreement, the Plan of Merger, the Option Agreement and the Registration Rights Agreement and all other documents or agreements contemplated hereby or thereby. The execution and delivery of this Reorganization Agreement, the Plan of Merger, the Option Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Newco Parent and Newco. The Board of Directors of Newco Parent has directed that the transactions contemplated by this Reorganization Agreement and the Plan of Merger be submitted to Newco Parent's stockholders for approval at a special meeting to be held as soon as practicable.

     (b) Assuming the accuracy of the representation contained in Section 2.3(b) hereof, this Reorganization Agreement, the Plan of Merger and the Option Agreement constitute, and upon execution the Registration Rights Agreement will constitute, legal, valid and binding obligations of each of Newco Parent and Newco, as the case may be, in each case enforceable against it in accordance with their respective terms subject, as to enforceability, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (c) Neither the execution and delivery of this Reorganization Agreement, the Plan of Merger, the Option Agreement, or the Registration Rights Agreement, nor consummation of the transactions contemplated hereby or thereby, nor compliance by Newco Parent or Newco with any of the provisions hereof or thereof shall (i) conflict with or result in a breach of any provision of the articles or certificate of incorporation or bylaws of Newco Parent or any Newco Parent Subsidiary, (ii) assuming the consents and approvals contemplated by Section 4.3 hereof and the consents and approvals which are Previously Disclosed are duly obtained, constitute or result in a breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of Newco Parent or any Newco Parent Subsidiary pursuant to, any note, bond, mortgage, indenture, license, agreement or other instrument or obligation, or (iii) assuming the consents and approvals contemplated by Section 4.3 hereof and the consents and approvals which are Previously Disclosed are duly obtained, violate any order, writ, injunction, decree, statute, rule or regulation applicable to Newco Parent or any Newco Parent Subsidiary, except (in the case of clauses
(ii) and (iii) above) for such violations, rights, conflicts, breaches, creations or defaults which, either individually or in the aggregate, would not have a Material Adverse Effect on Newco Parent.

     (d) Except for approvals specified in Section 4.3 hereof and except as expressly referred to in this Reorganization Agreement, no consent, approval or authorization of, or declaration, notice, filing or registration with, any governmental or regulatory authority, or any other person, is required to be made or obtained by Newco Parent or Newco on or prior to the Closing Date in connection with the execution, delivery and performance of this Agreement and the Plan of Merger or the consummation of the transactions contemplated hereby or thereby.

     3.6  SEC Documents

     Newco Parent has filed all SEC Documents required by the Securities Laws and such SEC Documents complied, as of their respective dates, in all material respects with the Securities Laws.

     3.7  Financial Statements; Books and Records; Minute Books

     The Newco Parent Financial Statements prior to the date of this Agreement fairly present, and the Newco Parent Financial Statements filed by Newco Parent in SEC Documents after the date of the Agreement will fairly present, the consolidated financial position of Newco Parent and its consolidated Subsidiaries as of the dates indicated and the consolidated results of operations, changes in shareholders' equity and cash flows of Newco Parent and its consolidated Subsidiaries for the periods then ended and each such financial statement has been or will be, as the case may be, prepared in conformity with generally accepted accounting principles applied on a consistent basis except as disclosed therein and except in the case of unaudited statements, as permitted by Form 10-Q. The books and records of Newco Parent and each Newco Parent Subsidiary fairly reflect in all material respects the transactions to which it is a party or by which its properties are subject or bound. Such books and records have been properly kept and maintained and are in compliance in all material respects with all applicable legal and accounting requirements. The minute books of Newco Parent and the Newco Parent Subsidiaries contain records which are accurate in all material respects of all corporate actions of its stockholders and Board of Directors (including committees of its Board of Directors).

     3.8   Material Adverse Change

     Newco Parent has not, on a consolidated basis, suffered any change in its financial condition, results of operations or business since December 31, 2000 which individually or in the aggregate with any other such changes would constitute a Material Adverse Effect with respect to Newco Parent and no event or circumstance has occurred since December 31, 2000 that individually or in the aggregate is reasonably likely to have a Material Adverse Effect on the financial condition, results of operations or business of Newco Parent on a consolidated basis.

     3.9  Absence of Undisclosed Liabilities

     Neither Newco Parent nor any Newco Parent Subsidiary has any liability (contingent or otherwise), excluding contractually assumed contingencies, that is material to Newco Parent on a consolidated basis, or that, when combined with all similar liabilities, would be material to Newco Parent on a consolidated basis as disclosed in the Newco Parent Financial Statements filed with the SEC prior to the date hereof and except for liabilities incurred in the ordinary course of business subsequent to June 30, 2000.

     3.10  Properties

     Newco Parent has good and marketable title free and clear of all liens, encumbrances, charges, defaults or equitable interests to all of the properties and assets, real and personal, which, individually or in the aggregate, are material to the business of Newco Parent taken as a whole, and which are reflected on the Newco Parent Financial Statements as of December 31, 2000 or acquired after such date, except (i) liens for taxes not yet due and payable,
(ii) such imperfections of title, easements and encumbrances, if any, as are not material in character, amount or extent and (iii) dispositions and encumbrances for adequate consideration in arm's length transactions at fair market value in the ordinary course of business. All leases pursuant to which Newco Parent, as lessee, leases real and personal property which, individually or in the aggregate, are material to the business of Newco Parent taken as a whole are valid and enforceable in accordance with their respective terms except where the failure of such lease or leases to be valid and enforceable would not, individually or in the aggregate, have a Material Adverse Effect on Newco Parent. All tangible property used in the business of Newco Parent is in good condition, reasonable wear and tear excepted, and is usable in the ordinary course of business consistent with Newco Parent's past practices.

     3.11  Tax Matters

     (a) All Tax Returns required to be filed by or with respect to Newco Parent and each Newco Parent Subsidiary have been timely filed, except where the failure to file Tax Returns would not, in the aggregate, have a Material Adverse Effect on Newco Parent. All such filed Tax Returns are true and correct in all material respects. All Taxes due and owing by or with respect to Newco Parent or any Newco Parent Subsidiary have been paid or adequate reserves have been established on the Newco Parent Financial Statements for the payment of such Taxes, except where any such failure to pay or establish adequate reserves would not, in the aggregate, have a Material Adverse Effect on Newco Parent. Newco Parent and each Newco Parent Subsidiary will not have any liability for any such Taxes in excess of the amounts so paid or reserves or accruals so established except where such liability would not have a Material Adverse Effect on Newco Parent.

     (b) None of Newco Parent or any Newco Parent Subsidiary has requested, nor has there been granted, any extension of time within which to file any Tax Returns with respect to Newco Parent or any Newco Parent Subsidiary which have not since been filed. None of Newco Parent or any Newco Parent Subsidiary has received any notice of assessment or proposed assessment in connection with any Tax Returns filed by or with respect to Newco Parent or any Newco Parent Subsidiary except as accrued on the Newco Parent Financial Statements, and there are no pending material tax examinations of, or Tax claims asserted with respect to, Newco Parent or any Newco Parent Subsidiary. There are currently no agreements in effect with respect to Newco Parent or any Newco Parent Subsidiary to extend the period of limitations for the assessment or collection of any Tax.

     (c) None of Newco Parent or any Newco Parent Subsidiary is a party to any agreement (other than an agreement exclusively among Newco Parent and a Newco Parent Subsidiary) providing for the allocation or sharing of, or indemnification for, Taxes.

     (d) For purposes of this Section 3.11, (i) references to Newco Parent and any Newco Parent Subsidiary shall include predecessors thereof and (ii) "Newco Parent Subsidiary" shall include each Subsidiary (as defined in Article 1 hereof) of Newco Parent, and each corporation, partnership, limited liability company, joint venture or other entity which Newco Parent controls directly or indirectly (through one or more intermediaries). For purposes of the previous sentence, "control" means the possession, direct or indirect, of the power either (1) to vote fifty percent (50%) or more of the voting interests of a corporation, partnership, limited liability company, joint venture or other entity, or (2) to direct or cause the direction of the management and policies of a corporation, partnership, limited liability company, joint venture or other entity, whether by contract or otherwise.

     3.12  Newco Parent Employee Benefit Plans

     (a) Each material Newco Parent Plan has been Previously Disclosed. For purposes of this Agreement, "Newco Parent Plan" means each bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance pay, medical, life or other insurance, profit-sharing, or pension plan, program, agreement or arrangement, and each other employee benefit plan, program, agreement or arrangement, sponsored, maintained or contributed to or required to be contributed to by Newco Parent or by any trade or business, whether or not incorporated, that together with Newco Parent would be deemed a "single employer" under Section 414 of the Code (a "Newco Parent ERISA Affiliate").

     (b) With respect to each of the Newco Parent Plans, Newco Parent has heretofore delivered or made available to Company Parent true and complete copies of each of the following documents: (i) the Newco Parent Plan and related documents (including all amendments thereto); (ii) the two most recent annual reports and financial statements, if any; (iii) the most recent summary plan description, together with each summary of material modifications, required under ERISA with respect to such Newco Parent Plan, and (iv) the most recent determination letter received from the IRS with respect to each Newco Parent Plan that is intended to be qualified under the Code and all material communications to or from the IRS or any other governmental or regulatory authority relating to each Newco Parent Plan.

     (c) No liability under Title IV of ERISA has been incurred by Newco Parent or any Newco Parent ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to Newco Parent or any Newco Parent ERISA Affiliate of incurring any liability under such Title.

     (d) Neither Newco Parent nor any Newco Parent ERISA Affiliate, nor any of the Newco Parent Plans, nor any trust created thereunder, nor any trustee or administrator thereof has engaged in a transaction in connection with which Newco Parent, any Newco Parent ERISA Affiliate, or any of the Newco Parent Plans, could, directly or indirectly, be subject to a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA, a tax imposed pursuant to Section 4975, 4976, 4980B, or 4980D of the Code, or any similar civil penalty or tax. No retirement benefit plan sponsored, maintained, contributed to or required to be contributed to by Newco Parent or a current or past ERISA Affiliate of Newco Parent has incurred an "accumulated funding deficiency" as defined under Code
Section 412.

     (e) Full payment has been made, or will be made in accordance with Section 404(a) (6) of the Code, of all amounts that Newco Parent or any Newco Parent ERISA Affiliate is required to pay under the terms of the Newco Parent Plans or applicable law.

     (f) No Newco Parent Plan is (i) subject to Section 412 of the Code or Title IV of ERISA, (ii) a "multiemployer plan," as such term is defined in Section 3(37) of ERISA, (iii) a "multiple employer welfare arrangement," as such term is defined in Section 3(40) of ERISA, or (iv) single employer plan that has two or more contributing sponsors, at least two of whom are not under common control, within the meaning of Section 4063(a) of ERISA.

     (g) A favorable determination letter has been issued by the IRS with respect to each of the Newco Parent Plans that is intended to be "qualified" within the meaning of Section 401(a) of the Code, and no condition exists that presents a material risk of any such letter being revoked. Each of the Newco Parent Plans that is intended to satisfy the requirements of Section 125 or 501
(c) (9) of the Code satisfies such requirements in all material respects. Each of the Newco Parent Plans has been operated and administered in all material respects in accordance with its terms and applicable laws, including but not limited to ERISA and the Code.

     (h) There are no claims pending, or, to the knowledge of Newco Parent, threatened or anticipated (other than routine claims for benefits) against any Newco Parent Plan, the assets of any Newco Parent Plan, or against Newco Parent or any Newco Parent ERISA Affiliate with respect to any Newco Parent Plan. There are no pending or threatened audits or investigations by any governmental body, commission or agency involving any Newco Parent Plan.

     (i) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will result in, or is a precondition to, (a) any employee of Newco Parent or any of its Affiliates becoming entitled to severance pay or any similar payment, (b) the acceleration of the time of payment or vesting, or an increase in the amount of, any compensation due to any employee of Newco Parent or any of its Affiliates, or (c) the renewal or extension of the term of any agreement regarding the compensation of any employee of Newco Parent or any of its Affiliates.

      3.13  Certain Contracts

     (a) Neither Newco Parent nor any Newco Parent Subsidiary is a party to, nor is bound by, (i) any material contract as defined in Item 601(b)(10) of Regulation S-K of the SEC or any other material contract or similar arrangement whether or not made in the ordinary course of business (other than loans or loan commitments and funding transactions in the ordinary course of business of any Newco Parent Subsidiary) or any agreement restricting the nature or geographic scope of its business activities in any material respect, (ii) any agreement, indenture or other instrument relating to the borrowing of money by Newco Parent or any Newco Parent Subsidiary or the guarantee by Newco Parent or any Newco Parent Subsidiary of any such obligation, other than instruments relating to transactions entered into in the ordinary course of business, (iii) any agreement, arrangement or commitment relating to the employment of a consultant who was formerly a director or executive officer or the employment, election, retention in office or severance of any present or former director or officer, or (iv) any contract, agreement or understanding with a labor union, in each case whether written or oral.

     (b) Neither Newco Parent nor any Newco Parent Subsidiary is in default under any material agreement, commitment, arrangement, lease, insurance policy or other instrument whether entered into in the ordinary course of business or otherwise and whether written or oral, and there has not occurred any event that, with the lapse of time or giving of notice or both, would constitute such a default, except for such defaults which would not, individually or in the aggregate, have a Material Adverse Effect on Newco Parent.

     3.14  Legal Proceedings

     There are no actions, suits or proceedings instituted, pending or, to the knowledge of Newco Parent and Newco, threatened (or unasserted but considered probable of assertion and which if asserted would have at least a reasonable probability of an unfavorable outcome) against Newco Parent, Newco or any Newco Parent Subsidiary or against any asset, interest or right of Newco Parent or any Newco Parent Subsidiary as to which there is a reasonable probability of an unfavorable outcome and which, if such an unfavorable outcome was rendered, would, individually or in the aggregate, have a Material Adverse Effect on Newco Parent. To the knowledge of Newco Parent, there are no actual or threatened actions, suits or proceedings which present a claim to restrain or prohibit the transactions contemplated herein or to impose any material liability in connection therewith as to which there is a reasonable probability of an unfavorable outcome and which, if such an unfavorable outcome was rendered, would, individually or in the aggregate, have a Material Adverse Effect on Newco Parent. There are no actions, suits or proceedings instituted, pending or, to the knowledge of Newco Parent, threatened (or unasserted but considered probable of assertion and which if asserted would be reasonably expected to have an unfavorable outcome) against any present or, to Newco Parent's knowledge, former director or officer of Newco Parent, that would reasonably be expected to give rise to a claim for indemnification and that (i) has a reasonable probability of an unfavorable outcome and (ii) in the event of an unfavorable outcome, would, individually or in the aggregate, have a Material Adverse Effect on Newco Parent.

     3.15  Compliance with Laws

     Each of Newco Parent and the Newco Parent Subsidiaries is in compliance in all material respects with all statutes and regulations applicable to the conduct of its business, and none of them has received notification from any agency or department of federal, state or local government (i) asserting a material violation of any such statute or regulation, (ii) threatening to revoke any license, franchise, permit or government authorization or (iii) restricting or in any way limiting its operations, except for such noncompliance, violations, revocations and restrictions which would not, individually or in the aggregate, have a Material Adverse Effect on Newco Parent. None of Newco Parent or any Newco Parent Subsidiary is subject to any regulatory or supervisory cease and desist order, agreement, directive, memorandum of understanding or commitment which could be reasonably anticipated to have a Material Adverse Effect on Newco Parent, and none of them has received any communication requesting that they enter into any of the foregoing.

     3.16  Labor Matters

     With respect to their employees, neither Newco Parent nor any Newco Parent Subsidiary is a party to any labor agreement with any labor organization, group or association and has not engaged in any unfair labor practice. Since January 1, 2001 and prior to the date hereof, Newco Parent and the Newco Parent Subsidiaries have not experienced any attempt by organized labor or its representatives to make Newco Parent or any Newco Parent Subsidiary conform to demands of organized labor relating to their employees or to enter into a binding agreement with organized labor that would cover the employees of Newco Parent or any Newco Parent Subsidiary. To the knowledge of Newco Parent and the Newco Parent Subsidiaries, there is no unfair labor practice charge or other complaint by any employee or former employee of Newco Parent or any Newco Parent Subsidiary against any of them pending before any court, arbitrator or governmental agency arising out of Newco Parent's or such Newco Parent Subsidiary's activities, which charge or complaint (i) has a reasonable probability of an unfavorable outcome and (ii) in the event of an unfavorable outcome would, individually or in the aggregate, have a Material Adverse Effect on Newco Parent; there is no labor strike or labor disturbance pending or, to the knowledge of Newco Parent and the Newco Parent Subsidiaries, threatened against any of them; and neither Newco Parent nor any Newco Parent Subsidiary has experienced a work stoppage or other material labor difficulty since January 1, 2001.

     3.17  Brokers and Finders

     Neither Newco Parent nor any Newco Parent Subsidiary, nor any of their respective officers, directors or employees, has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with the transactions contemplated herein or the Plan of Merger.

Prior to the execution and delivery of this Agreement, Valuation Counselors has delivered to the Board of Directors of Newco Parent an opinion that the Merger is fair from a financial point of view to the stockholders of Newco Parent.

     3.18  Insurance

     Newco Parent and the Newco Parent Subsidiaries each currently maintains insurance in amounts considered by Newco Parent and any Newco Parent Subsidiary as applicable, to be reasonably necessary for their operations. Neither Newco Parent nor any Newco Parent Subsidiary has received any notice of a material premium increase or cancellation with respect to any of its insurance policies or bonds, and within the last three years, neither Newco Parent nor any Newco Parent Subsidiary has been refused any insurance coverage sought or applied for, and Newco Parent has no reason to believe that existing insurance coverage cannot be renewed as and when the same shall expire, upon terms and conditions as favorable as those presently in effect, other than possible increases in premiums or unavailability in coverage that have not resulted from any extraordinary loss experience of Newco Parent or any Newco Parent Subsidiary. Newco Parent and the Newco Parent Subsidiaries have Previously Disclosed a list of all outstanding claims as of the date hereof by Newco Parent and the Newco Parent Subsidiaries under any insurance policy.

     3.19  Environmental Liability

     Neither Newco Parent nor any Newco Parent Subsidiary has received any written notice of any legal, administrative, arbitral or other proceeding, claim or action and, to the knowledge of Newco Parent and the Newco Parent Subsidiaries, there is no governmental investigation of any nature ongoing, in each case that could reasonably be expected to result in the imposition, on Newco Parent or any Newco Parent Subsidiary of any liability arising under an Environmental Action, which liability would have a Material Adverse Effect on Newco Parent; there are no facts or circumstances which could reasonably be expected to form the basis for any proceeding, claim, action or governmental investigation that would impose any liability in an Environmental Action; and neither Newco Parent nor any Newco Parent Subsidiary is subject to any agreement, order, judgment, decree or memorandum by or with any court, governmental authority, regulatory agency or third party imposing any liability in an Environmental Action.

     3.20  Intellectual Property

     Newco Parent or a Newco Parent Subsidiary owns the entire right, title and interest in and to, or has valid licenses with respect to, all of the Intellectual Property necessary to conduct the business and operations of Newco Parent and the Newco Parent Subsidiaries as presently conducted, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect on Newco Parent and all such Intellectual Property has been Previously Disclosed. The ownership, licensing or use of Intellectual Property by Newco Parent or its Subsidiaries does not conflict with, infringe, misappropriate or otherwise violate the Intellectual Property rights of any other person or entity. None of such Intellectual Property is subject to any outstanding order, decree, judgment, stipulation, settlement, lien, charge, encumbrance or attachment, which order, decree, judgment, stipulation, settlement, lien, charge, encumbrance or attachment would have a Material Adverse Effect on Newco Parent.

     3.21  Takeover Laws

     Newco Parent and Newco have taken all action required to by taken by each of them in order to exempt this Reorganization Agreement and the Plan of Merger and the transactions contemplated hereby and thereby from, and this Reorganization Agreement and the Plan of Merger and the transactions contemplated hereby and thereby are exempt from, the requirements of any "moratorium," "control share," "fair price," "affiliate transaction," "business combination," or other antitakeover laws and regulations of any state (collectively, "Takeover Laws"), including, without limitation, the State of Delaware.

     3.22  Tax Treatment

     Neither Newco Parent nor any Newco Parent Subsidiary has taken or agreed to take any action or is aware of any facts or circumstances that might prevent or impede the Merger from qualifying as a reorganization within the meaning of
Section 368(a) of the Code.

     3.23  Merger Consideration

     Newco Parent will have, at the Effective Date (as defined in Article 4 hereof), unissued shares of Newco Parent Class B Common Stock sufficient to provide the Merger Consideration that are not reserved for any other purpose.

                                   Article IV.
                                    COVENANTS

     4.1  Stockholders' Meeting

     Newco Parent shall submit this Reorganization Agreement and the Plan of Merger and the issuance of Newco Parent Class B Common Stock thereunder and the amendment to its certificate of incorporation and bylaws as set forth in Annex D to its stockholders for approval at a special meeting to be held as soon as reasonably practicable. Subject to the fiduciary duties of the board of directors of Newco Parent as determined after consultation with counsel, the board of directors of Newco Parent shall recommend that the stockholders of Newco Parent vote to approve such matters submitted.

     4.2  Proxy Statement

     As promptly as reasonably practicable after the date hereof, Newco Parent shall prepare the Proxy Statement to be mailed to the stockholders of Newco Parent in connection with this Agreement and the transactions contemplated hereby.

     4.3  Applications

     As promptly as reasonably practicable after the date hereof, each of the parties hereto shall, and they shall cause their respective subsidiaries to, submit any applications, notices or other filings to any other state or federal government agency, department or body the approval of which is required for consummation of the Merger. The Company and Newco Parent each represents and warrants to the other that all information concerning it and its directors, officers, stockholders and subsidiaries included (or submitted for inclusion) in any such application and furnished by it shall be true, correct and complete in all material respects.

     4.4  Best Efforts

     (a) Subject to the terms and conditions of this Agreement, Newco Parent, Newco, Company Parent and the Company shall each use its reasonable efforts in good faith, and each of them shall cause its Subsidiaries to use their reasonable efforts in good faith, to (i) furnish such information as may be required in connection with the preparation of the documents referred to in Sections 4.2 and 4.3 above, subject to the provisions of Section 4.23 and (ii) take or cause to be taken all action necessary or desirable on its part so as to permit consummation of the Merger at the earliest possible date, including, without limitation, (1) obtaining the consent or approval of each individual, partnership, corporation, association or other business or professional entity whose consent or approval is required for consummation of the transactions contemplated hereby, and (2) requesting the delivery of appropriate opinions, consents and letters from its counsel and independent auditors. Subject to the terms and conditions of this Agreement, no party hereto shall take or fail to take, or cause or permit its Subsidiaries to take or fail to take, or to the best of its ability permit to be taken or omitted to be taken by any third persons, any action that would substantially impair the prospects of completing the Merger pursuant to this Reorganization Agreement and the Plan of Merger, that would materially delay such completion, or that would adversely affect the qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code. In the event that either party has taken any action, whether before, on or after the date hereof, that would adversely affect such qualification, each party shall take such action as the other party may reasonably request to cure such effect to the extent curable without a Material Adverse Effect on either of the parties.

     (b) The Company shall give prompt notice to Newco Parent, and Newco Parent shall give prompt notice to the Company, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be reasonably likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate at any time from the date hereof to the Closing Date such that the condition set forth in Section 5.2(a) or 5.3(a), as applicable, would not be met if such failure to be true or accurate were to occur or be continuing on the Closing Date, and (ii) any material failure of the Company or Newco Parent, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, and each party shall use all reasonable best efforts to remedy such failure.

     (c) Each party shall provide and shall request its auditors to provide the other party with such historical financial information regarding it (and related audit reports and consents) as the other party may reasonably request for disclosure purposes under the Securities Laws.

     4.5  Investigation and Confidentiality

     The Company and Newco Parent each will keep the other advised of all material developments relevant to its business and to consummation of the transactions contemplated herein and in the Plan of Merger. Newco Parent and the Company each may make or cause to be made such investigation of the financial and legal condition of the other as such party reasonably deems necessary or advisable in connection with the transactions contemplated herein and in the Plan of Merger, provided, however, that such investigation shall be reasonably related to such transactions and shall not interfere unnecessarily with normal operations. Newco Parent and the Company agree to furnish the other and the other's advisors with such financial data and other information with respect to its business and properties as such other party shall from time to time reasonably request. No investigation pursuant to this Section 4.5 shall affect or be deemed to modify any representation or warranty made by, or the conditions to the obligations to consummate the Merger of, any party hereto. Each party hereto shall hold all information furnished by the other party or any of such party's Subsidiaries or representatives pursuant to this Agreement in confidence to the extent required by, and in accordance with, the provisions of the confidentiality agreement, dated January 11, 2001, between Company Parent and Newco Parent (the "Confidentiality Agreement").

     4.6  Press Releases

     The Company and Newco Parent shall agree with each other as to the form and substance of any press release related to this Reorganization Agreement and the Plan of Merger or the transactions contemplated hereby or thereby, and shall consult each other as to the form and substance of other public disclosures related thereto, provided, however, that nothing contained herein shall prohibit any party, following notification to the other parties, from making any disclosure which is required by applicable law or Nasdaq rules.

     4.7  Actions Pending the Merger

     (a) Prior to the Closing Date, and except as otherwise provided for by this Reorganization Agreement and the Plan of Merger, or consented to or approved by the other parties hereto, each of Newco Parent and the Company shall, and shall cause each of its Subsidiaries to, use its reasonable best efforts to preserve its properties, business and relationships with customers, employees and other persons.

     (b) The Company shall not, and to the extent applicable as regards its relationship with the Company, Company Parent shall itself not and shall cause its Affiliates to not, except with the prior written consent of Newco Parent which will not be unreasonably withheld and except as Previously Disclosed or expressly contemplated or permitted by this Agreement or the Plan of Merger:

     (i) carry on its business other than in the usual, regular and ordinary course in substantially the same manner as heretofore conducted;

     (ii) declare, set aside, make or pay any dividend or other distribution in respect of its capital stock other than distributions to Company Parent in the ordinary course consistent with past practices;

     (iii) issue any shares of its capital stock or permit any treasury shares to become outstanding other than pursuant to Rights outstanding and Previously Disclosed at the date hereof;

     (iv) incur any additional debt obligation or other obligation for borrowed money other than in the ordinary course of business consistent with past practice;

     (v) issue, grant or authorize any Rights or effect any recapitalization, reclassification, stock dividend, stock split or like change in capitalization, or redeem, repurchase or otherwise acquire any shares of its capital stock;

     (vi) amend its certificate of incorporation or bylaws;

     (vii) merge with any other corporation or permit any other corporation to merge into it or consolidate with any other corporation; acquire control over any other corporation or organization or create any Subsidiary;

     (viii) waive or release any material right or cancel or compromise any material debt or claim;

     (ix) liquidate or sell or dispose of any material assets or acquire any material assets; except as Previously Disclosed, make any capital expenditure in excess of $500,000 in any instance or $2,000,000 in the aggregate;

     (x) increase the rate of compensation of, pay or agree to pay any bonus to, or provide any other employee benefit or incentive to, any of its directors, officers or employees except in a manner consistent with past practice or as required by law or contractual obligation in effect as of the date hereof;

     (xi) change its methods of accounting in effect at December 28, 2000, except as required by changes in generally accepted accounting principles concurred in by its independent certified public accountants; or

     (xii) agree to do any of the foregoing.

(c) Newco Parent shall not, and shall not permit any of the Newco Parent Subsidiaries to, except with the prior written consent of the Company Parent or as expressly contemplated or permitted by this Agreement or the Plan of Merger:

(1) carry on its business other than in the usual, regular and ordinary course in substantially the same manner as heretofore conducted;

(2) declare, set aside, make or pay any dividend or other distribution in respect of its capital stock except as Previously Disclosed;

(3) issue any shares of its capital stock or permit any treasury shares to become outstanding other than pursuant to Rights outstanding at the date hereof;

(4) incur any additional debt obligation or other obligation for borrowed money other than in the ordinary course of business consistent with past practice;

(5) issue, grant or authorize any Rights or effect any recapitalization, reclassification, stock dividend, stock split or like change in capitalization, or redeem, repurchase or otherwise acquire any shares of its capital stock;

(6) amend its certificate of incorporation or bylaws;

(7) merge with any other corporation or permit any other corporation to merge into it or consolidate with any other corporation; acquire control over any other corporation or organization or create any Subsidiary;

(8) waive or release any material right or cancel or compromise any material debt or claim;

(9) liquidate or sell or dispose of any material assets or acquire any material assets; except as Previously Disclosed, make any capital expenditure in excess of $500,000 in any instance or $2,000,000 in the aggregate;

(10) increase the rate of compensation of, pay or agree to pay any bonus to, or provide any other employee benefit or incentive to, any of its directors, officers or employees except in a manner consistent with past practice or as required by law or contractual obligation in effect as of the date hereof;

(11) change its methods of accounting in effect at December 31, 2000, except as required by changes in generally accepted accounting principles concurred in by its independent certified public accountants;

(12) authorize or permit any of its officers, directors, employees or agents to directly or indirectly solicit or initiate any inquiries relating to, or the making of any proposal which constitutes, a "Takeover Proposal" (as defined below), or, except to the extent legally required in the judgment of Newco Parent's Board of Directors after consultation with outside counsel for the discharge of the fiduciary duties of its Board of Directors, recommend or endorse any Takeover Proposal, or participate in any discussions or negotiations, or provide third parties with any material nonpublic information, relating to any such inquiry or proposal or otherwise knowingly facilitate any effort or attempt to make or implement a Takeover Proposal; provided, however, that the Newco Parent may communicate information about any such Takeover Proposal to its stockholders if, in the judgment of the Newco Parent's Board of Directors, after consultation with outside counsel, such communication is necessary in order to comply with its fiduciary duties to the Newco Parent's stockholders required under applicable law. Newco Parent will take all actions necessary or advisable to inform the appropriate individuals or entities referred to in the first sentence of this subsection 12 of the obligations undertaken herein. Newco Parent will notify Company Parent promptly if any such inquiries or Takeover Proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, Newco Parent, and Newco Parent will promptly inform Company Parent in writing of all of the relevant details with respect to the foregoing. As used in this Agreement, "Takeover Proposal" shall mean any tender or exchange offer, proposal for a merger, consolidation or other business combination involving Newco Parent or any proposal or offer to acquire in any manner a substantial equity interest in, or a substantial portion of the assets of, Newco Parent other than the transactions contemplated or permitted by this Agreement, and the Plan of Merger; or

(13)  agree to do any of the foregoing.

     4.8  Closing; Certificate of Merger and Articles of Merger

     The transactions contemplated by this Reorganization Agreement and the Plan of Merger shall be consummated at a closing ("Closing") to be held at the offices of Nixon Peabody LLP, 437 Madison Avenue, New York, NY 10022 on the third business day following satisfaction of the conditions to consummation of the Merger set forth in Article 5 hereof (other than such conditions relating to the actions to be taken at the Closing) or such later date as may be mutually specified by Newco Parent and Company Parent. In connection with such Closing, Newco shall execute (a) a certificate of merger and shall cause such certificate to be delivered to the Delaware Secretary of State in accordance with Section 251(c) of the Delaware General Corporation Law and (b) articles of merger and shall cause such articles to be delivered to the State Corporation Commission of Virginia. The Merger shall be effective at the time and on the date such certificate of merger has been accepted for filing by the Delaware Secretary of State and such articles of merger have been accepted for filing by the State Corporation Commission of Virginia, or on the date specified therein as mutually agreed by the parties hereto (the "Effective Date").

     4.9  Employee Matters

     (a) At least ten (10) days prior to the Closing Date, the Company and Company Parent shall provide to Newco and Newco Parent a list of employees of the Company who are not to be employed by Newco following the Closing Date (the "Non-Continuing Employees"). All costs associated with any severance of the Non-Continuing Employees shall be accrued on the books of the Company and paid by Newco following the Merger. Other than the Non-Continuing Employees, Newco Parent and Newco agree that each person who is an employee of the Company as of the Closing Date (individually, a "Continuing Employee" and collectively, the "Continuing Employees") shall be an employee of Newco immediately following the Closing Date except for such employees as Previously Disclosed. After the Closing Date, each Continuing Employee, while employed by Newco or any of its Affiliates shall be employed (i) at a base salary or base hourly wage that is not less than that which such Continuing Employee was receiving immediately prior to the Closing Date, and (ii) on terms and conditions that are no less favorable to the Continuing Employee than those applicable to other similarly situated employees of Newco Parent and its Affiliates.

     (b) Commencing immediately following the Closing Date, Newco Parent shall cause the Continuing Employees, while employed by Newco, Newco Parent or any of Newco Parent's Affiliates, to be eligible to participate in Newco Parent Plans that provide employee benefits (including but not limited to pension, welfare, incentive compensation, severance, and vacation pay benefits) that are not less favorable to the Continuing Employees than those afforded to other similarly situated employees of Newco Parent and its Affiliates. Newco Parent shall cause the Newco Parent Plans that cover the Continuing Employees or any of their dependents or beneficiaries to treat the employment and service of the Continuing Employees with the Company, its Affiliates and any predecessor employers through the Closing Date as employment and service with Newco Parent and its Affiliates for all purposes under Newco Parent Plans. The Continuing Employees and their dependents and beneficiaries shall not be required for calendar year 2001 to satisfy any deductible, co-payment, out-of pocket maximum or similar requirements under Newco Parent Plans that provide medical, dental and other welfare benefits to the extent of amounts previously credited for such purposes under the medical, dental and other welfare benefit plans of Company Parent and its Affiliates that covered the Continuing Employees prior to the Closing Date (the "Company Parent Welfare Plans"), and any waiting periods, pre-existing condition exclusions and requirements to show evidence of good health contained in such Newco Parent Plans shall not apply with respect to the Continuing Employees and their dependents and beneficiaries, (i) except to the extent that any waiting period, pre-existing condition exclusion, or requirement to show evidence of good health applied prior to the Closing to limit or deny coverage to a Continuing Employee or any dependent or beneficiary thereof under a Company Parent Welfare Plan and (ii) except to the extent that Newco Parent has Previously Disclosed that Newco Parent Plans are offered through an insurance company that would not allow the waiver of any waiting periods, pre-existing condition exclusion or requirement to show evidence of good health. The Continuing Employees shall receive full credit under Newco Parent's vacation plan or policy for all unused vacation credited to the Continuing Employees as of the Closing Date.

     (c) Following the Closing Date, Newco Parent and its Affiliates shall have sole liability and obligation for (i) all wages, commissions, employee withholdings, or taxes relating to the employment of the Continuing Employees and all other current or former employees of the Company, (ii) any workers' compensation or similar workers' protection claims with respect to the Continuing Employees that relate to an incident that occurs on or after the Closing Date, and (iii) all short-term disability benefits, sick pay or salary continuation rights relating to events occurring prior to, on or after the Closing Date with respect to the Continuing Employees and all other current or former employees of the Company. Except as set forth in the previous sentence, Company Parent shall be solely responsible for all liabilities and/or benefits payable to current or former Company employees under the employee benefit plans maintained by Company Parent that covered the Company's employees prior to the Closing Date (the "Company Parent Plans") and shall retain all liabilities and responsibilities relating to Company Parent Plans.

     (d) If a Continuing Employee's employment is terminated by Newco Parent or any of its Affiliates within one (1) year after the Closing Date, such Continuing Employee shall be entitled to severance benefits from Newco Parent and its Affiliates that are not less than those provided to other similarly situated employees of Newco Parent and its Affiliates whose employment is terminated by such companies after similar longevity of employment (determined taking into account employment service with the Company and its Affiliates prior to the Closing Date in accordance with Section 4.9(b) hereof).

     (e) Prior to the Closing Date, the Board of Directors of Newco Parent will take such action as may be required to set the number of directors of Newco Parent at seven and to elect as directors of Newco Parent, effective as of the Closing Date, three individuals designated by Company Parent to serve as directors of Newco Parent as required under Article FOURTH, Section D(2) of the Amended and Restated Certificate of Incorporation of Tekinsight.com, Inc.

      4.10  Tax-Free Reorganization

            Each party to this Agreement shall use its best efforts to cause the Merger to qualify, and shall not take any action which could prevent the Merger from qualifying, as a reorganization within the meaning of Section 368(a) of the Code.

      4.11  Post-Closing Tax Matters

      (a) After the Closing Date, each of Newco Parent and the Company Parent shall (and shall cause their respective Subsidiaries to) cooperate fully, as and to the extent reasonably requested by the other party, in connection with filing of Tax Returns with respect to the Company and in any audit, litigation or other proceeding with respect to Taxes of the Company. Such assistance and cooperation shall include, but is not limited to, the following:

          (i) assist the other party in preparing any Tax Returns which such other party is responsible for preparing and filing;

          (ii) cooperate fully in preparing for any audits of, or disputes with taxing authorities regarding, any Tax Returns with respect to the Company;

          (iii) make available to the other and to any taxing authority as reasonably requested all information, records, and documents relating to Taxes with respect to the Company; and

          (iv) provide timely notice to the other in writing of any pending or threatened Tax audits or assessments with respect to the Company for taxable periods for which the other party may have liability, and furnish the other party with copies of all correspondence received from any taxing authority in connection with any Tax audit or information request with respect to any taxable period.

     (b) Commencing on the Closing Date, Newco Parent shall (and shall cause its Subsidiaries to) retain until 90 days after the expiration of any applicable statutes of limitations, and the Company Parent shall have access to, and the right to copy, at its expense, during usual business hours upon reasonable prior notice to Newco Parent, copies of all Tax Returns, work schedules and other books, records or information which Newco Parent or any of its Subsidiaries possesses relating to the Company and which may be reasonably required by the Company Parent in connection with its Tax matters (including as may be necessary to enable the Company Parent to prepare for or to respond to any Tax audit).

     4.12  Insurance Matters.

     (a) Effective as of the Closing Date: (i) Company Parent will terminate or cause its Affiliates to terminate all coverage relating to the Company and its businesses, assets and current or former employees under the general corporate policies of insurance, cancelable surety bonds and hold harmless agreements of Company Parent for the benefit of the Company, the identities of and the terms of which shall be Previously Disclosed (provided that no such termination of occurrence liability policies shall be effected so as to prevent Newco (as successor to the Company) from recovering under such policies for losses from events occurring prior to the Closing Date); and (ii) Newco Parent shall become solely responsible for all insurance coverage and related risk of loss based on events occurring on and after the Closing Date with respect to the Company as merged into Newco and its businesses, assets and current or former employees. Commencing as of the Closing Date, Newco Parent shall also be solely responsible for, and shall indemnify, defend and save Company Parent and its Affiliates harmless from, all losses, liabilities, claims, damages and expenses relating to the Company and its businesses, assets and current or former employees, except in instances in which such losses, liabilities, claims, damages and expenses relate to matters resulting from a material breach of covenants and agreements that was not known by Newco or Newco Parent as of the Closing Date, or the non-disclosure of which was a material breach of representations and warranties that was not known by Newco or Newco Parent as of the Closing Date, by the Company or Company Parent under this Reorganization Agreement, the Plan of Merger, the Confidentiality Agreement or any ancillary agreement contained in Annexes to this Reorganization Agreement.

     (b) Notwithstanding clause (a), to the extent that (i) any insurance policies controlled by Company Parent and its Affiliates ("Company Parent's Insurance Policies"), cover any loss, liability, claim, damage or expense relating to the Company or its businesses, assets and current or former employees ("Company Liabilities") and relating to or arising out of occurrences prior to the Closing Date and (ii) Company Parent's Insurance Policies continue after the Closing to permit claims to be made thereunder with respect to Company Liabilities relating to or arising out of occurrences prior to the Closing Date ("Company Claims"), Company Parent shall cooperate and cause its Affiliates to cooperate with Newco Parent and Newco in submitting Company Claims (or pursuing Company Claims previously made) on behalf of Newco Parent or Newco under Company Parent's Insurance Policies; provided that Company Parent shall be under no obligation to commence or maintain litigation to enforce any Company Claim and that Newco Parent shall reimburse, indemnify and hold Company Parent and its Affiliates harmless from all liabilities, costs and expenses (including all present or future premiums, deductibles, legal and administrative costs, attorney's fees, overhead and costs of compliance under Company Parent's Insurance Policies) of any nature actually incurred by Company Parent or its Affiliates as a result of Company Claims made under Company Parent's Insurance Policies. Upon the incurrence of any such liability, cost or expense relating to Company Claims made under Company Parent's Insurance Policies and upon receipt from Company Parent of a statement of the amount of such liabilities, costs and expenses in reasonable detail, from time to time, Newco Parent shall make payment promptly to Company Parent or its Affiliates of the amount indicated in such statement.

     (c) To the extent that, after the Closing Date, Newco Parent or Company Parent requires any information regarding claim data, payroll or other information in order to make filings with insurance carriers or self insurance regulators, Company Parent shall promptly supply such information to Newco Parent and Newco Parent shall promptly supply such information to Company Parent.

     4.13  Assumption of Proceedings.

     Except for any matters relating to Taxes (which matters shall be governed by the provisions of Section 4.11) and actions, suits or proceedings instituted or pending against the Company or against any asset, interest or right of the Company that have not been Previously Disclosed (or arise after the date hereof and are disclosed to Newco Parent prior to the Closing Date) as to which there is a reasonable probability of an unfavorable outcome and which, if such an unfavorable outcome was rendered, would have a Material Adverse Effect on the Company, from and after the Closing Date, Newco Parent agrees to and shall, or shall cause Newco to, assume the defense of and indemnify and hold Company Parent and its affiliates harmless from and against any and all actions, suits, claims and administrative or other proceedings of every kind and nature instituted or pending against Company Parent or any of its affiliates at any time before or after the Closing Date that relate to or arise out of (but only to the extent that such proceedings relate to or arise out of) the assets, business, operations, conduct, products and/or employees (including former employees) of the Company (and any predecessors), whether relating to or arising out of occurrences prior to or after the Closing Date. At the request of Company Parent, Newco Parent shall assume and conduct the defense of any matters assumed by it pursuant to this Section and Company Parent and its Affiliates shall cooperate in such defense to the extent reasonably requested by Newco Parent.

     4.14  Intercompany Indebtedness and Intercompany Tax Settlement.

     (a) Except as set forth in Section 4.14(b), on or immediately prior to the Closing Date, the Company and Company Parent shall cause all intercompany indebtedness between the Company and Company Parent to be capitalized.

     (b) On or immediately prior to the Closing Date, the Company and Company Parent shall cause all intercompany Tax accounts to be settled and paid.

     4.15  Name and Mark.

     (a) From and after the Closing Date, Newco and Newco Parent shall not own or license any rights to, the name "DynCorp", any derivative of the name "DynCorp" (including, without limitation, the use of any product name containing a derivative of the name "DynCorp") or any other name, designation or symbol which consists of or includes any trade name, trademark or service mark owned or used by Company Parent or any of its Subsidiaries (including the Company) prior to the Closing Date, and shall not own or license any rights to use any other designation indicating affiliation after the Closing Date with Company Parent or any of its Subsidiaries. From and after the Closing Date, Newco and Newco Parent, at their own expense, shall cause the Company/Newco to change all names on all signage and all stationery, contracts, and other business forms and documents to names which (i) do not use the name "DynCorp", any derivative of the name "DynCorp" or any other name, designation or symbol which consists of or includes any trade name, trademark or service mark owned or used by Company Parent or any of its Subsidiaries (including the Company) prior to the Closing Date and (ii) are not in any way similar to the name of Company Parent or any of its Subsidiaries; provided, however, that Newco shall have the right to use existing stationary, forms, labels, product literature, invoices, purchase orders and other similar documents containing the name of the Company until the earlier of 60 days after the Closing or such time as such supplies are exhausted. Upon Company Parent's request therefor, Newco Parent will provide Company Parent with a certificate signed on behalf of Newco Parent by an appropriate officer thereof to the effect that the provisions of paragraph (a) of this Section 4.15 have been complied with.

     (b) Newco and Newco Parent acknowledge that a breach of their obligations under this Section 4.15 would cause Company Parent irreparable injury and that damages would be inadequate, and that therefore Company Parent shall have the right to an injunction or other equitable relief in any court of competent jurisdiction enjoining such breach. The existence and exercise of this right shall not preclude any other rights and remedies Company Parent may have at law or in equity or otherwise.

     4.16  Post-Closing Cooperation; Surety Bonds.

     (a) Company Parent, Newco and Newco Parent agree that so long as any books, records and files relating to the business, properties, assets or operations of the Company, to the extent that they pertain to the operations of the Company prior to the Closing Date, remain in existence and available (which shall be for a period of not less than six years after the Closing Date, or such longer period as may be required by applicable law), each party (at its expense) shall have the right to inspect and to make copies of the same at any time during normal business hours for any proper purpose.

     (b) Company Parent agrees that it shall preserve, through and for a period not to exceed 365 days after the Closing Date, all surety or other bonds that are currently in place with respect to any outstanding contracts and agreements to which the Company is a party; provided, that Newco and Newco Parent use their good faith best efforts to replace Company Parent's role in support of such surety or other bonds as soon as reasonably practicable following the Closing Date and provided further that Newco Parent shall indemnify and hold Company Parent and its affiliates harmless from and against any and all losses and damages relating to, or claims under, any of such surety or other bonds that have been so preserved.

     4.17  Working Capital Facility.

     Newco Parent shall use its best efforts to secure a firm irrevocable financing commitment and/or credit facility on prevailing market terms and conditions under which, collectively, no less that $20 million of financing will be available to Newco to support and finance its operations for a period of at least 2 years subsequent to the Closing (the "Financing"), contingent only upon the Closing. Company Parent shall cooperate in supporting Newco Parent's efforts in this regard.

     4.18  Management Matters.

     On or before the Closing Date, Company Parent and Newco Parent shall agree as to the officers of Newco following the Merger and thereafter Company Parent shall use its best efforts to cause any officers of the Company who are not to continue as officers of Newco following the Merger to resign such offices; provided, however, that all costs associated with any such severance shall be accrued on the books of the Company and paid by Newco following the Merger.

     4.19  Guarantee Covenant.

     (a) Company Parent shall use good faith reasonable efforts to obtain the release of the Company for each and every guarantee by the Company of obligations of Company Parent or an Affiliate of Company Parent. If Company Parent is unable to effect such a release with respect to such guarantees after using good faith reasonable efforts to do so, Company Parent hereby agrees to indemnify Newco Parent and Newco from any losses or damages arising from such guarantees.

     (b) Newco Parent shall use good faith reasonable efforts to obtain the release of Company Parent and its Affiliates for each and every guarantee by Company Parent or an Affiliate of Company Parent of obligations of the Company. If Newco Parent is unable to effect such a release with respect to such guarantees after using good faith reasonable efforts to do so, Newco Parent hereby agrees to indemnify Company Parent and all Affiliates of Company Parent and Newco from any losses or damages arising from such guarantees. Without limiting the foregoing, after the Closing Date, Newco Parent and Newco will not, and will not permit any of their Affiliates to, renew, extend, amend or supplement any loan, contract, lease or other obligation that is covered by any such guarantee without providing Company Parent with evidence reasonably satisfactory to Company Parent that the guarantees by Company Parent and its Affiliates have been released. Any cash or other collateral posted by Company Parent or an Affiliate of Company Parent (other than the Company) in respect of any such guarantee shall be delivered to Company Parent.

     4.20  TechServ Agreement.

     Neither Company Parent nor the Company shall take any action to terminate or cancel the Agreement, to be dated as of October 1, 2000 between the Company and TechServ LLC, other than in the event of a breach of such agreement by TechServ LLC.

     4.21  Non-Competition.

     Company Parent agrees that neither it nor any of its Subsidiaries shall, for a period of three (3) years after the Closing Date, compete directly or indirectly with Newco or Newco Parent and its Subsidiaries (including, without limitation, by seeking business opportunities, responding to requests for bids or other proposals, and by performing contracts) for revenue producing service contracts with state and local government agencies in the state and local government markets (which shall refer to vertical lines of business and not geographic areas) in which the Company and Newco Parent's Subsidiaries are actively engaged in business as of the Closing Date; provided, however, that such restriction shall not apply, and Company Parent and its Subsidiaries shall be free at all times to pursue and perform any and all of the following contracts secured before, during and after the aforementioned restriction period:

     (a) Contracts and business in the health-related, transportation, law enforcement and public safety markets pursued by Company Parent's Subsidiaries, AdvanceMed Corporation, DynRide LLC, DynCorp Information and Enterprise Technology, Inc. and DynCorp Information Systems, respectively;

     (b) Any and all business that is conducted by Company Parent or any of its Subsidiaries under or in connection with, or as an outgrowth of, any federal government contract regardless of when awarded to Company Parent or a Subsidiary;

     (c) Any and all business that is conducted by Company Parent or any of its Subsidiaries under any non-federal government contract that is in effect as of the Closing Date (other than contracts that are currently being performed, or are presently contemplated to be performed, by the Company);

     (d) Any and all business that is conducted at any time by any business or entity that may be acquired by Company Parent or any of its Subsidiaries, so long as the aggregate revenue of such business or entity from contracts with state and local governments does not exceed, in the year of acquisition, more than the lesser of 15% of total annual revenue of such acquired business or entity or $7,500,000;

     (e) Any and all business that is conducted by an Affiliate of Company Parent that is not a Subsidiary consolidated with Company Parent (or its parent) for financial reporting purposes;

     (f) Any and all business that is conducted by (i) any Subsidiary of Company Parent subsequent to Company Parent's complete divestiture of such Subsidiary or
(ii) any non-affiliated third party that purchases any portion of Company Parent's or any of its Subsidiaries' business;

     (g) Any and all business under contracts or proposals of any Subsidiary of Company Parent (other than the Company) outstanding as of the Closing Date with other than state and local government agencies, but for services ultimately beneficial, directly or indirectly, to a state or local government;

     (h) Contracts to provide information technology desk top or "seat" management hardware and services to a state or local government agency if, after reasonable notice of the opportunity by Company Parent or a Subsidiary to Newco or Newco Parent, Newco or Newco Parent has failed to actively seek or pursue such opportunity; and

     (i) Investments in any business that may be involved in providing services to state and local government agencies so long as the securities of such businesses are publicly traded and the aggregate investment by Company Parent does not exceed 1% of the total outstanding securities in which the investment is made.

     4.22  Outstanding Common Stock Equivalents.

     Newco Parent shall take all action necessary to ensure that effective as of the Closing Date, the terms of all options, warrants, rights or other securities of Newco Parent or any Subsidiary of Newco Parent that are convertible into shares of Newco Parent Common Stock have been amended or modified in such a manner that such options, warrants, rights or other securities are convertible into shares of Class A Common Stock, par value $0.0001 per share, of Newco Parent.

     4.23  Company Financial Statements.

     Within thirty (30) days following the Closing Date, Company Parent and the Company shall deliver to Newco Parent audited and unaudited financial statements of the Company necessary to meet applicable Securities Laws requirements for inclusion in the Proxy Statement, which audited financial statements shall include, but not be limited to, balance sheets for each of the Company's last two fiscal years and related statements of income, cash flow and equity for each of the last three fiscal years, necessary footnote disclosure and an unqualified opinion from an independent certified public accountant reasonably acceptable to Newco Parent.

                                   Article V.
                              CONDITIONS PRECEDENT

     5.1 Conditions Precedent to Obligations of Newco Parent, Newco, Company Parent and the Company

     The respective obligations of the parties to effect the Merger shall be subject to satisfaction or waiver of the following conditions at or prior to the Closing Date:

     (a) All corporate action necessary to authorize the execution, delivery and performance of this Reorganization Agreement and the Plan of Merger and consummation of the transactions contemplated hereby and thereby shall have been duly and validly taken;

     (b) The parties hereto shall have received all regulatory approvals required or mutually deemed necessary in connection with the transactions contemplated by this Reorganization Agreement and the Plan of Merger, all notice periods and waiting periods required after the granting of any such approvals shall have passed and all conditions contained in any such approval required to have been satisfied prior to consummation of such transactions shall have been satisfied, provided, however, that no such approval shall have imposed any condition or requirement that, in the reasonable good faith opinion of the Board of Directors of Newco Parent or the Company so materially and adversely affects the anticipated economic benefits to Newco Parent or the Company, respectively, of the transactions contemplated by this Agreement as to render consummation of such transactions inadvisable;

     (c) To the extent that any lease, license, loan, financing agreement or other contract or agreement to which the Company, Company Parent, Newco Parent or Newco is a party requires the consent of or waiver from the other party thereto as a result of the transactions contemplated by this Agreement, such consent or waiver shall have been obtained, unless the failure to obtain such consents or waivers, individually or in the aggregate, would not have a Material Adverse Effect on Newco Parent;

     (d) None of the parties hereto shall be subject to any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the consummation of the transactions contemplated by this Reorganization Agreement and the Plan of Merger;

     (e) Company Parent shall have received an opinion of Arnold & Porter, and Newco Parent shall have received an opinion of Nixon Peabody LLP, in each case in form and substance reasonably satisfactory to the Company Parent and Newco Parent, as the case may be, dated as of the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. The issuance of such opinions shall be conditioned on the receipt of tax representation letters from each of the Company, Newco Parent, Newco, and the Company Parent, which letters shall be in such form and substance as may reasonably be required by Arnold & Porter and Nixon Peabody LLP. Each such tax representation letter shall be dated on or before the date of such opinion and shall not have been withdrawn or modified in any material respect as of the date of such opinion. Arnold & Porter and Nixon Peabody LLP shall, in rendering their opinions, be entitled to rely on the facts, representations and assumptions contained in such letters.

     5.2 Conditions Precedent to Obligations of the Company and Company Parent

     The obligations of the Company and Company Parent to effect the Merger shall be subject to satisfaction of the following additional conditions at or prior to the Closing Date unless waived by the Company and Company Parent pursuant to Section 6.4 hereof:

     (a) The representations and warranties of Newco Parent and Newco contained in this Agreement shall be true and correct in all material respects as of the date of this Reorganization Agreement (except that representations and warranties qualified by materiality or Material Adverse Effect shall be true and correct in all respects), and the representations and warranties of Newco Parent and Newco contained in this Reorganization Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties qualified by materiality or Material Adverse Effect shall be true and correct in all respects) except for changes specifically contemplated by this Reorganization Agreement and except for those representations and warranties that address matters only as of a particular date, which shall remain true and correct in all material respects (except that representations and warranties qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such particular date, with the same force and effect as if made on and as of the Closing Date;

     (b) Since the date of this Agreement, there shall have been no material adverse change in the financial condition, business, assets or operations of Newco Parent and its Subsidiaries, taken as a whole;

     (c) The Financing shall have been secured in form and substance reasonably acceptable to Company Parent;

     (d) Newco Parent shall have executed and delivered the Registration Rights Agreement;

     (e) The certificate of incorporation and bylaws of Newco Parent shall have been amended substantially as set forth in Annex D;

     (f) Newco Parent and Newco shall have entered into a transition services agreement with Company Parent, in a form reasonably satisfactory to Company Parent, Newco and Newco Parent;

     (g) Newco Parent shall have entered into an employment agreement (including an intellectual property assignment), effective on or before the Closing Date, with Steve Ross as Chief Executive Officer of Newco Parent having a term of no less than three years, in form and substance reasonably satisfactory to Company Parent and Mr. Ross;

     (h) Newco Parent and Newco shall have in all material respects performed all obligations and complied with all covenants required by this Reorganization Agreement and the Plan of Merger to be performed or complied with at or prior to the Closing Date; and

     (i) Each of Newco Parent and Newco shall have delivered to the Company a certificate, dated the Closing Date and signed by its respective Chairman, CEO, Executive Vice President or Senior Vice President to the effect that the conditions set forth in paragraphs (a) through (g) of this section have been satisfied.

     5.3 Conditions Precedent to Obligations of Newco Parent and Newco

     The respective obligations of Newco Parent and Newco to effect the Merger shall be subject to satisfaction of the following additional conditions at or prior to the Closing Date unless waived by Newco Parent pursuant to Section 6.4 hereof:

     (a) The representations and warranties of Company Parent and the Company contained in this Agreement shall be true and correct in all material respects as of the date of this Reorganization Agreement (except that representations and warranties qualified by materiality or Material Adverse Effect shall be true and correct in all respects), and the representations and warranties of Company Parent and the Company contained in this Reorganization Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties qualified by materiality or Material Adverse Effect shall be true and correct in all respects) except for changes specifically contemplated by this Reorganization Agreement and except for those representations and warranties that address matters only as of a particular date, which shall remain true and correct in all material respects (except that representations and warranties qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such particular date, with the same force and effect as if made on and as of the Closing Date;

     (b) The Company and Company Parent shall have in all material respects performed all obligations and complied with all covenants required by this Reorganization Agreement and the Plan of Merger to be performed or complied with at or prior to the Closing Date;

     (c) Since the date of this Agreement, there shall have been no material adverse change in the financial condition, business, assets or operations of the Company;

     (d) The Company shall have entered into a strategic alliance agreement with DynRide LLC, in a form reasonably satisfactory to Company Parent and Newco Parent;

     (e) Company Parent shall have entered into a transition services agreement with Newco and Newco Parent, in a form reasonably satisfactory to Company Parent, Newco and Newco Parent;

     (f) The Financing shall have been secured in form and substance reasonably acceptable to Newco Parent; and

     (g) The Company shall have delivered to Newco Parent and Newco a certificate, dated the Closing Date and signed by its President or any Vice President to the effect that the conditions set forth in paragraphs (a) through
(f) of this section have been satisfied.

                                   Article VI.
                        TERMINATION, WAIVER AND AMENDMENT

      6.1  Termination

      This Reorganization Agreement and the Plan of Merger may be terminated, either before or after approval by the stockholders of the Company or Newco
Parent:

     (a) At any time on or prior to the Effective Date, by the mutual consent in writing of the parties hereto;

     (b) At any time on or prior to the Closing Date, by Newco Parent in writing, if the Company or Company Parent has, or by the Company in writing, if Newco Parent or Newco has, in any material respect, breached (i) any covenant or agreement contained herein or in the Plan of Merger or (ii) any representation or warranty contained herein, and in either case if (x) such breach has not been cured by the earlier of 30 days after the date on which written notice of such breach is given to the party committing such breach or the Closing Date and (y) such breach would entitle the non-breaching party not to consummate the transactions contemplated hereby under Article V hereof;

     (c) At any time, by any party hereto in writing, if the applications for prior approval referred to in Section 4.3 hereof have been finally denied, and the time period for appeals and requests for reconsideration has run, or if any governmental entity of competent jurisdiction shall have issued a final nonappealable order enjoining or otherwise prohibiting the Merger;

     (d) At any time, by any party hereto in writing, if the stockholders of Newco Parent do not approve the transactions contemplated herein and the amendment of its certificate of incorporation and bylaws as contemplated herein at the special meeting duly called for that purpose; or

     (e) By any party hereto in writing, if the Closing Date has not occurred by the close of business on October 31, 2001 unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements set forth herein.

     6.2  Effect of Termination

     (a) In the event this Reorganization Agreement and the Plan of Merger is terminated pursuant to Section 6.1 hereof, this Agreement and the Plan of Merger shall become void and have no effect, except that (i) the provisions relating to confidentiality and expenses set forth in Sections 4.5 and 7.1 hereof, respectively, shall survive any such termination and (ii) a termination pursuant to Section 6.1(b)(i) or (b)(ii) shall not relieve the breaching party from liability for an uncured willful breach of such covenant or agreement or representation or warranty giving rise to such termination.

     (b) If this Agreement is terminated pursuant to Section 6.1(b)(i) or
(b)(ii), the breaching party shall reimburse the non-breaching party for all reasonable out-of pocket expenses incurred by the non-breaching party and its Affiliates (including, without limitation, legal and accounting fees and fees payable to banks and other financial institutions and advisers) or on its behalf in connection with the negotiation, preparation, execution and performance of this Agreement and the transactions contemplated hereby up to an aggregate of $300,000. For purposes of this Section 6.2(b), Newco and Newco Party shall be considered to be one party and the Company and Company Parent shall be considered to be the other party.

     (c) If this Agreement is terminated pursuant to Section 6.1(d), Newco Parent shall reimburse the Company and Company Parent for all reasonable out-of pocket expenses incurred by the Company and Company Parent and their Affiliates (including, without limitation, legal and accounting fees and fees payable to banks and other financial institutions and advisers) or on their behalf in connection with the negotiation, preparation, execution and performance of this Agreement and the transactions contemplated hereby up to an aggregate of $300,000.

     6.3  Survival of Representations, Warranties and Covenants

     All representations, warranties and covenants in this Reorganization Agreement and the Plan of Merger or in any instrument delivered pursuant hereto or thereto shall expire on, and be terminated and extinguished at, the Effective Date other than covenants that by their terms are to survive or be performed after the Effective Date.

     6.4  Waiver

     Except where not permitted by law, Newco Parent and Company Parent, respectively, by written instrument signed by an executive officer of such party, may at any time (whether before or after approval of this Reorganization Agreement and the Plan of Merger by the stockholders of Newco Parent and the Company) extend the time for the performance of any of the obligations or other acts of the Company or Company Parent, on the one hand, or Newco Parent or Newco, on the other hand, and may waive (i) any inaccuracies of such parties in the representations or warranties contained in this Agreement, the Plan of Merger or any document delivered pursuant hereto or thereto, (ii) compliance with any of the covenants, undertakings or agreements of such parties, or satisfaction of any of the conditions precedent to its obligations, contained herein or in the Plan of Merger or (iii) the performance by such parties of any of its obligations set out herein or therein.

     6.5  Amendment or Supplement

     This Reorganization Agreement and the Plan of Merger may be amended or supplemented at any time only by mutual agreement of the parties hereto or thereto. Any such amendment or supplement must be in writing and approved by their respective boards of directors and/or officers authorized thereby and shall be subject to the proviso in Section 6.4 hereto.

                                  Article VII.
                                  MISCELLANEOUS

     7.1  Expenses

     Each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated in this Reorganization Agreement, including fees and expenses of its own financial consultants, accountants and counsel.

     7.2  Entire Agreement

     This Reorganization Agreement and the Plan of Merger contain the entire agreement between the parties with respect to the transactions contemplated hereunder and thereunder and supersede all prior arrangements or understandings with respect thereto, written or oral, other than documents referred to herein or therein and the Confidentiality Agreements. The terms and conditions of this Reorganization Agreement and the Plan of Merger shall inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors. Except as specifically set forth herein, or in the Plan of Merger, nothing in this Reorganization Agreement or the Plan of Merger, expressed or implied, is intended to confer upon any party, other than the parties hereto and thereto, and their respective successors, any rights, remedies, obligations or liabilities. This Reorganization Agreement and the Plan of Merger, taken together, shall constitute a plan of reorganization within the meaning of
Section 368 of the Code. EXCEPT AS TO THOSE MATTERS EXPRESSLY COVERED BY THE REPRESENTATIONS AND WARRANTIES IN THIS AGREEMENT, EACH PARTY HERETO DISCLAIMS ALL OTHER WARRANTIES, REPRESENTATIONS AND GUARANTIES WHETHER EXPRESS OR IMPLIED. NO PARTY MAKES ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE AND NO IMPLIED WARRANTIES WHATSOEVER. The representations and warranties are included in this Agreement as a matter of risk allocation only and the inaccuracy or breach of any representation and warranty in no event shall be used as evidence of or be deemed to constitute bad faith, misconduct, misrepresentation or fraud even if it is shown that the party making such representation or warranty knew or should have known that it was incorrect when made. Each party acknowledges that no other party nor any of its representatives or any other person has made any representation or warranty, express or implied, as to the accuracy or completeness of any memoranda, charts or summaries heretofore made available by one party or its representatives to any other party or any other information which is not included in this Agreement or the documents referred to herein, and no party nor any of its representatives or any other person will have or be subject to any liability to another party or any other person resulting from the distribution of any such information to, or use of any such information. No party makes any representations or warranties with respect to any estimates, projections, forecasts or forward-looking information provided to another party. There is no assurance that any estimated, projected or forecasted results will be achieved. It is understood that any cost estimates, forecasts, projections or other predictions contained or referred to in any materials that have been or shall hereafter be provided to a party are not and shall not be deemed to be representations or warranties by the party providing such information. Each party acknowledges that (i) there are uncertainties inherent in attempting to make such estimates, projections and other predictions, (ii) it is familiar with such uncertainties, (iii) it is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections and other predictions so furnished to it, and (iv) it shall have no claim against any other party or any of its officers, directors, or agents with respect thereto.

     7.3  No Assignment

     No party hereto may assign any of its rights or obligations under this Reorganization Agreement to any other person.

     7.4  Notices

     All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by facsimile transmission or overnight express or by registered or certified mail, postage prepaid, addressed as follows:

         If to the Company or Company Parent:

                    DynCorp
                    11710 Plaza America Drive
                    Reston, VA 20190
                    Attn: David L. Reichardt
                    Facsimile No.: (703) 261-5074

                    With a required copy to:
                    Arnold & Porter
                    555 Twelfth Street, N.W.
                    Washington, DC 20004
                    Attn: Steven Kaplan, Esquire
                    Facsimile No.: (202) 942-5999

         If to Newco Parent or Newco:

                    Tekinsight.com, Inc.
                    18881 Von Karman Avenue, Suite 250
                    Irvine, CA 92612

                    Attn: James Linesch
                    Facsimile No.: (949) 955-0086

         With a required copy to:

                    Nixon Peabody LLP
                    437 Madison Avenue
                    New York, NY  10022
                    Attn: Peter W. Rothberg, Esquire
                    Facsimile No.: (212) 940-3111

     7.5  Captions

     The captions contained in this Reorganization Agreement are for reference purposes only and are not part of this Reorganization Agreement.

     7.6  Counterparts

     This Reorganization Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     7.7  Governing Law

     This Reorganization Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and entirely to be performed within such jurisdiction, except to the extent federal law may be applicable.

     7.8  Severability

     If any provision of this Agreement or the application of any such provision is held invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any such provision of this Agreement or invalidate or render unenforceable such provision in any other jurisdiction. In the event that any provision of this Agreement shall be finally determined by a court of competent jurisdiction to be unenforceable, such court shall have jurisdiction to reform this Agreement so that it is enforceable to the maximum extent permitted by law and the parties shall abide by such court's determination.

         [Remainder of this page left intentionally blank.]

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Reorganization Agreement to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.


                                                  DYNCORP MANAGEMENT
                                                  RESOURCES INC.



                                               By       /s/ David L. Reichardt
                                                  ------------------------------
                                                  Name:  David L. Reichardt
                                                  Title: Senior Vice President



                                                  NEWPORT ACQUISITION CORP.



                                               By       /s/ Steven J. Ross
                                                  ------------------------------
                                                  Name:  Steven J. Ross
                                                  Title: CEO



                                                  TEKINSIGHT.COM, INC.



                                               By       /s/ Steven J. Ross
                                                  ------------------------------
                                                  Name:  Steven J. Ross
                                                  Title: CEO



                                                  DYNCORP



                                               By       /s/ David L. Reichardt
                                                  ------------------------------
                                                  Name:  David L. Reichardt
                                                  Title: Senior Vice President

                                                                       ANNEX E-2



            FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF REORGANIZATION


     This First Amendment (the "Amendment") is to the Agreement and Plan of Reorganization, dated as of July 9, 2001, by and among TEKINSIGHT.COM, INC. a Delaware corporation ("Newco Parent"), DYNCORP MANAGEMENT RESOURCES INC., a Virginia corporation (the "Company"), NEWCO ACQUISITION CORP., a Delaware corporation ("Newco"), and DYNCORP, a Delaware corporation ("Company Parent") (the "Merger Agreement"). Following further discussions between the parties after execution of the Merger Agreement, the parties determined it to be in the best interests of all such parties to make certain changes to the Merger Agreement agreed to by the parties, and the parties hereby agree as follows:


                                   ARTICLE X.

     In Section 5.2(e) of the Merger Agreement, the forms of Amended and Restated Certificate of Incorporation of Newco Parent and Amended and Restated Bylaws of Newco Parent which are as set forth in ANNEX D to the Merger Agreement shall be replaced in their entirety with and substituted for by the forms of Amended and Restated Certificate of Incorporation of Newco Parent and Amended and Restated Bylaws of Newco Parent which are as set forth in Annex D to this Amendment.

                                   ARTICLE XI.

     SECTION 1. COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterparts.

     SECTION 2. ENTIRE AGREEMENT. This Amendment and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that except as specifically modified by this Amendment, the terms and conditions of the Merger Agreement remain in full force and effect in accordance with their terms.

     SECTION 3. SEVERABILITY. In the event that any provision of this Amendment or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Amendment will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

     SECTION 5. RULES OF CONSTRUCTION. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Amendment and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

     SECTION 6. DEFINITIONS. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized respective officers as of the date first written above.


                                    TEKINSIGHT.COM, INC.



                                    By:       /s/ Steven J. Ross
                                       -------------------------------------
                                       Steven J. Ross, President



                                    DYNCORP MANAGEMENT RESOURCES INC.



                                    By:       /s/ David L. Reichardt
                                       -------------------------------------
                                       David L. Reichardt, Senior Vice President



                                   NEWPORT ACQUISITION CORP.



                                   By:        /s/ Steven J. Ross
                                       -------------------------------------
                                       Steven J. Ross, President



                                   DYNCORP



                                   By:       /s/ David L. Reichardt
                                       -------------------------------------
                                       David L. Reichardt, Senior Vice President

                                                                       ANNEX E-3



             SECOND AMENDMENT TO THE AGREEMENT AND PLAN OF REORGANIZATION


     This Second Amendment (the "Amendment"), dated as of October 22, 2001, is to the Agreement and Plan of Reorganization, as amended by the First Amendment, by and among TEKINSIGHT.COM, INC. a Delaware corporation ("Newco Parent"), DYNCORP MANAGEMENT RESOURCES INC., a Virginia corporation (the "Company"), NEWCO ACQUISITION CORP., a Delaware corporation ("Newco"), and DYNCORP, a Delaware corporation ("Company Parent") (the "Merger Agreement"). Following further discussions between the parties after execution of the Merger Agreement, the parties determined it to be in the best interests of all such parties to make certain changes to the Merger Agreement agreed to by the parties, and the parties hereby agree as follows:

                                   ARTICLE XII.

     In Section 6.1(e) of the Merger Agreement, the date "October 31, 2001" shall be replaced with the new date "November 30, 2001."

                                  ARTICLE XIII.

     SECTION 1. COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterparts.

     SECTION 2. ENTIRE AGREEMENT. This Amendment and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that except as specifically modified by this Amendment, the terms and conditions of the Merger Agreement remain in full force and effect in accordance with their terms.

     SECTION 3. SEVERABILITY. In the event that any provision of this Amendment or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Amendment will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

     SECTION 5. RULES OF CONSTRUCTION. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Amendment and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

     SECTION 6. DEFINITIONS. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized respective officers as of the date first written above.


                                    TEKINSIGHT.COM, INC.



                                    By:       /s/ Steven J. Ross
                                       -------------------------------------
                                       Steven J. Ross, President



                                    DYNCORP MANAGEMENT RESOURCES INC.



                                    By:       /s/ David L. Reichardt
                                       -------------------------------------
                                       David L. Reichardt, Senior Vice President



                                   NEWPORT ACQUISITION CORP.



                                   By:        /s/ Steven J. Ross
                                       -------------------------------------
                                       Steven J. Ross, President



                                   DYNCORP



                                   By:       /s/ David L. Reichardt
                                       -------------------------------------
                                       David L. Reichardt, Senior Vice President

                                                                      ANNEX E-4

                         AGREEMENT AND PLAN OF MERGER OF
                        DYNCORP MANAGEMENT RESOURCES INC.


                     WITH AND INTO NEWPORT ACQUISITION CORP.

         AGREEMENT AND PLAN OF MERGER ("Plan of Merger") dated as of April 25, 2001 by and between DynCorp Management Resources Inc. (the "Company"), a Virginia corporation having its principal executive office at 11710 Plaza America Drive, Reston, Virginia 20190, Tekinsight.com, Inc. ("Newco Parent"), a Delaware corporation having its principal executive office at 18881 Von Karman Avenue, Suite 250, Irvine, California 92612, DynCorp ("Company Parent"), a Delaware corporation having its principal executive office at 11710 Plaza America Drive, Reston, Virginia 20190 and Newport Acquisition Corp. ("Newco"), a Delaware corporation and a direct wholly owned subsidiary of Newco Parent, having its principal executive office at 18881 Von Karman Avenue, Suite 250, Irvine, California 92612.


                                   WITNESSETH

         WHEREAS, the respective Boards of Directors of the Company, Company Parent Newco and Newco Parent deem the merger of the Company with and into Newco, under and pursuant to the terms and conditions herein set forth or referred to, desirable and in the best interests of the respective corporations and their respective shareholders, and the respective Boards of Directors of the Company, Company Parent, Newco and Newco Parent have adopted resolutions approving this Plan of Merger and an Agreement and Plan of Reorganization dated of even date herewith ("Reorganization Agreement");

         WHEREAS, the Plan of Merger has been adopted by the unanimous consent of the shareholders of the Company and Newco; and

         WHEREAS, the parties hereto intend that the Merger shall qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended ("the Code").

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto do hereby agree as follows:

         I.       MERGER

         Subject to the terms and conditions of this Plan of Merger, at the Effective Time (as hereinafter defined), the Company shall be merged with and into Newco, pursuant to the provisions of, and with the effect provided in the Delaware General Corporation Law and the Code of Virginia (said transaction being hereinafter referred to as the "Merger"). At the Effective Time, the separate existence of the Company shall cease and Newco, as the surviving entity, shall continue unaffected and unimpaired by the Merger. (Newco as existing at and after the Effective Time being hereinafter sometimes referred to as the "Surviving Corporation").

         II.      CERTIFICATE OF INCORPORATION AND BY-LAWS

         The Certificate of Incorporation and the Bylaws of Newco in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and the Bylaws of the Surviving Corporation, in each case until amended in accordance with applicable law.

         III.     BOARD OF DIRECTORS

         The directors and officers of the Surviving Corporation shall be the officers and directors of Newco in office immediately prior to the Effective Time, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

         IV.      CAPITAL

         At the Effective Time, all of the shares of capital stock of Newco issued and outstanding immediately prior to the Effective Time shall remain outstanding and unchanged by virtue of the Merger and shall constitute all of the issued and outstanding shares of capital stock of the Surviving Corporation.

         V.       INITIAL CONVERSION AND EXCHANGE OF COMPANY SHARES

     1. Merger Consideration. At the Effective Time, all of the outstanding common stock of the Company, par value $1.00 per share ("Company Common Stock"), issued and outstanding immediately prior to the Effective Time (subject to Section 6 of this Article 5), shall, by virtue of the Merger, automatically and without any action on the part of the holder thereof, become and be converted into the Initial Merger Consideration (as defined below) and the right to receive the Additional Merger Consideration (as defined below) and Newco Parent shall deliver certificates representing such Initial Merger Consideration to Company Parent. The Initial Merger consideration and the Additional Merger Consideration are collectively referred to herein as the "Merger Consideration."

     2. Initial Merger Consideration. The Initial Merger Consideration shall be a number of shares of Class B common stock of Newco Parent, par value $0.0001 per share ("Newco Parent Class B Stock"), equal to two-thirds of the number of Newco Parent Outstanding Share Equivalents (as defined below) outstanding immediately prior to the Effective Time. The "Newco Parent Outstanding Share Equivalents" shall mean all outstanding shares of common stock of Newco Parent, plus all shares of common stock of Newco Parent that may be issued upon conversion, redemption or exchange of or otherwise with respect to any outstanding shares of preferred stock of Newco Parent, BugSolver.Com, Inc. or any other company that was a Subsidiary of Newco Parent at the time of issuance of such shares.

     3. Treasury Stock. At the Effective Time, all shares of Company Common Stock held in the treasury of the Company shall be cancelled and no cash, stock or other property shall be delivered in exchange therefor.

     4. Stock Transfers. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of Company Common Stock shall thereafter be made or recognized. If, after the Effective Time, certificates representing such shares are presented for transfer to the Surviving Corporation, they shall be cancelled and exchanged for the Merger Consideration as provided herein.

     5. Changes in Newco Parent Common Stock. In the event that prior to the Effective Time, the outstanding shares of common stock shall of any class or series of Newco Parent have been increased, decreased or changed into or exchanged for a different number or kind of shares or securities by reorganization, recapitalization, reclassification, stock dividend, stock split or other like changes in Newco Parent's capitalization, then an appropriate and proportionate adjustment shall be made to the Merger Consideration.

     6. Fractional Shares. Notwithstanding any other provision hereof, each holder of shares of Company Common Stock who would otherwise have been entitled to receive pursuant to this Article 5 a fraction of a share of Newco Parent Class B Stock (after taking into account all certificates delivered by such holder) shall receive, in lieu thereof, cash in an amount equal to such fraction of a share of Newco Parent Class B Stock multiplied by the market value (as defined below) of Newco Parent Class A Stock (as defined below). The "market value" of Newco Parent Class B Stock shall be the last reported sale price of the Newco Parent Common Stock on the Nasdaq Small Cap Market for the trading day immediately preceding the date on which the Effective Time occurs. No such holder shall be entitled to dividends, voting rights or any other shareholder right in respect of such fractional share.

     7. Lost, Stolen or Destroyed Certificates. In the event any certificate representing Company Common Stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by Newco Parent, the posting by such person of a bond in such amount as Newco Parent may reasonably direct as indemnity against any claim that may be made against it with respect to such certificate, Newco Parent will issue in exchange for such lost, stolen or destroyed certificate the shares of Newco Parent Class B Stock constituting the Merger Consideration and cash in lieu of fractional shares deliverable in respect thereof pursuant to this Plan of Merger.

         VI.  ADDITIONAL ISSUANCES OF NEWCO PARENT CLASS B STOCK

         1. Dilutive Issuances. Subject to Article VI, Section 9 below, if and whenever on or after the Effective Time, Newco Parent issues or sells any shares of its Class A common stock, par value $0.0001 per share ("Newco Parent

Class A Stock"), pursuant to any Stock Equivalents (as defined below) at a price per share less than the per share Fair Market Value (as defined below) of the Newco Parent Class A Stock at the time of issue or sale, then upon such issue or sale (a "Dilutive Issuance"), Newco shall issue to Company Parent for no additional consideration such number of shares of Newco Parent Class B Stock as equal the Additional Merger Consideration (as defined below) with respect to such Dilutive Issuance. Newco shall issue such Additional Merger Consideration and deliver the corresponding Newco Parent Class B Stock certificate within 90 days after the Dilutive Issuance but in any event prior to the first Trigger Date after such Dilutive Issuance.

         2. Issuance. The issuance of certificates for shares of Newco Parent Class B Stock issued under this Article VI will be made without charge to Company Parent for any issuance tax in respect thereof or other cost incurred by Newco Parent in connection with such issuance of shares of Newco Parent Class B Stock. Each share of Newco Parent Class B Stock issued hereunder will be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

         3. Reservation of Newco Parent Class B Stock. Newco Parent shall at all times reserve and keep available out of its authorized but unissued shares of Newco Parent Class B Stock solely for the purpose of issuance hereunder, such number of shares of Newco Parent Class B Stock as may be issuable hereunder, subject to Section 9 of this Article VI. Newco Parent shall take all such actions as may be necessary to assure that all such shares of Newco Parent Class B Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Newco Parent Common Stock may be listed.

         4.  Fractional Shares. If the determination of the Additional
Merger Consideration has the result that a fractional share of Class B Stock would be issuable, Newco Parent will at the time of the issuance of the Additional Merger Consideration, deliver to Company Parent cash in lieu of such fractional share in an amount equal to the Fair Market Value of the Newco Parent Class A Stock into which such fractional shares are convertible.

         5. Determination of Consideration Received. If any shares of Newco Parent Class A Stock are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by Newco Parent. In case any shares of Newco Parent Class A Stock are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by Newco Parent will be the fair market value of such consideration. If such consideration is in the form a security traded in a market identified in the definition of Fair Market Value below, then the fair market value of such security shall be its Fair Market Value. If such consideration is neither cash nor in the form a security defined in the immediately preceding sentence, then its fair market value shall be determined by agreement between Newco Parent and Company Parent or, failing such agreement, by an independent appraiser appointed by agreement of Newco Parent and Company Parent.

         6. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of Newco Parent's assets to another Person or other transaction which is effected in such a way that holders of Newco Parent Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Newco Parent Common Stock is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, Newco Parent will make appropriate provision (in form and substance reasonably satisfactory to Company Parent) with respect to Company Parent's rights and interests to ensure that the provisions of this
Article VI will be applicable with respect to shares of stock, securities or assets issued in connection with the Organic Change, or payable as a result of the Organic Change with respect to or in exchange for shares of Newco Parent Common Stock, in each case in respect of Stock Equivalents. Newco Parent will not effect any such Organic Change, unless prior to the consummation thereof, the successor entity (if other than Newco Parent) resulting from such Organic Change or the corporation purchasing such assets in the Organic Change agrees by written instrument (in form and substance reasonably satisfactory to Company Parent) to issue to Company Parent shares of capital stock of the successor entity with respect to Stock Equivalents of the successor entity received in exchange for, as a result of a conversion of, Stock Equivalents that are subject to the provisions hereof, on equivalent terms as herein.

         7. Notices. Immediately upon any Dilutive Issuance, Newco Parent will give written notice thereof to Company Parent, setting forth in reasonable detail the terms of the Dilutive Issuance and certifying the calculation of the Additional Merger Consideration to be issued to Company Parent. Newco Parent will also give written notice to Company Parent at least 20 days prior to any Trigger Event.

         8. Definitions. All Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Reorganization Agreement. As used in this Article VI, the following terms have meanings set forth below:


         "Additional Merger Consideration" means, with respect to a Dilutive Issuance, such number of shares of Newco Parent Class B Stock that equal forty percent (40%) of the quotient obtained by dividing (a) (i) the aggregate of the Fair Market Value per share of the Newco Parent Class A Stock issued in the Dilutive Issuance minus (ii) the net consideration received by Newco Parent (determined in accordance with Article VI, Section 5) by (b) the Fair Market Value per share of the Newco Parent Class A Stock at the time of the Dilutive Issuance.

         "Fair Market Value" of any security means the closing price of such security's sales on the principal domestic securities market (including Nasdaq) on which such security may at the time be listed, or if there has been no such sales on any measuring day, the average of the highest bid and lowest asked prices on such market at the end of the day, or, if on any measuring day such security is not so listed, the average of the highest bid and lowest asked prices in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of thirty (30) days consisting of the day as of which "Fair Market Value" is being determined and the 29 consecutive business days prior to such day.

         "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         "Stock Equivalents" means any option, warrant, right or similar security or claim, outstanding at the Effective Time, exercisable into, exchangeable for, or convertible into shares of Newco Parent Common Stock or securities that are exercisable into, exchangeable for, or convertible into Newco Parent Common Stock, excluding stock options covering not more than 2,000,000 shares of Newco Parent Class A Stock granted to employees of Newco Parent pursuant to its 1992 Stock Option Plan and excluding any shares of preferred stock of Newco or Newco Parent used to calculate the number of Newco Parent Outstanding Share Equivalents.

         "Trigger Event" means any of the following: (i) the date on which Newco Parent closes its books or takes a record (A) with respect to any dividend or distribution upon Newco Parent Common Stock or (B) for determining rights of stockholders to vote with respect to any matter at any annual or special meeting of stockholders of Newco Parent or (ii) the date on which any Organic Change, dissolution or liquidation will take place.

         9. Restrictions. Notwithstanding anything hereto to the contrary, (i) no issuance of Additional Merger Consideration shall be made after the fifth anniversary of the Effective Time, (ii) in no event shall the numbers of shares of Newco Parent Class B Stock issued as Additional Merger Consideration exceed the number of shares of Newco Parent Class B Stock issued as Initial Merger Consideration, each as adjusted for any reorganization, recapitalization, reclassification, stock dividend, stock split or other like changes in Newco Parent's capitalization, and (iii) Company Parent may not assign its right to receive the Additional Merger Consideration (other than by operation of law).


         VII.     EFFECTIVE TIME OF THE MERGER

         A certificate of merger evidencing the transactions contemplated herein shall be delivered to the Delaware Secretary of State for filing and articles of merger evidencing the transactions contemplated herein shall be delivered to the State Corporation Commission of Virginia, each as provided in the Reorganization Agreement. The Merger shall be effective at the time and on the date specified in such certificate of merger and articles of merger (such date and time being herein referred to as the "Effective Time").

         VIII.    CONDITIONS PRECEDENT

         The obligations of the Company, Company Parent, Newco and Newco Parent to effect the Merger as herein provided shall be subject to satisfaction, unless duly waived, of the conditions to the obligations of such person set forth in
Article V of the Reorganization Agreement.

         IX.      TERMINATION

         Anything contained in the Plan of Merger to the contrary notwithstanding, and notwithstanding adoption hereof by the shareholders of the Company or Newco, this Plan of Merger may be terminated and the Merger abandoned as provided in the Reorganization Agreement.

         X.       MISCELLANEOUS

1. This Plan of Merger may be amended or supplemented at any time prior to the Effective Time by mutual agreement of the Company, Company Parent, Newco and Newco Parent. Any such amendment or supplement must be in writing and approved by their respective Boards of Directors and/or by officers authorized thereby.

2. Any notice or other communication required or permitted under this Plan of Merger shall be given, and shall be effective, in accordance with the provisions of the Reorganization Agreement.

3. The headings of the several Articles herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Plan of Merger.

4. This Plan of Merger shall be governed by and construed in accordance with the laws of Delaware applicable to the internal affairs of the Company and Newco.

5. This Plan of Merger, taken together with the Reorganization Agreement, shall constitute a plan of reorganization within the meaning of Section 1.368-2(g) of the Treasury Regulations promulgated under the Code.

         [Remainder of this page left intentionally blank.]

                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Plan of Merger to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.



                                                          DYNCORP MANAGEMENT
                                                          RESOURCES INC.



                                                By       /s/ David L. Reichardt
                                                   -----------------------------
                                                   Name:  David L. Reichardt
                                                   Title: Senior Vice President



                                                   NEWPORT ACQUISITION CORP.



                                                By       /s/ Steven J. Ross
                                                   -----------------------------
                                                   Name:  Steven J. Ross
                                                   Title: CEO



                                                   TEKINSIGHT.COM, INC.



                                                By       /s/ Steven J. Ross
                                                   -----------------------------
                                                   Name:  Steven J. Ross
                                                   Title: CEO



                                                   DYNCORP



                                                By       /s/ David L. Reichardt
                                                   -----------------------------
                                                   Name:  David L. Reichardt
                                                   Title: Senior Vice President

                                                                       ANNEX E-5


                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (this "Option Agreement"), dated as of April 25, 2001, is by and between Tekinsight.com, Inc. ("Newco Parent"), a Delaware corporation, as issuer, and DynCorp ("Company Parent"), a Delaware corporation, as grantee.

                                   WITNESSETH

         WHEREAS, the respective Boards of Directors of Newco Parent, Company Parent, DynCorp Management Resources Inc., a wholly-owned subsidiary of Company Parent (the "Company"), and Newport Acquisition Corp., a wholly-owned subsidiary of Newco Parent ("Newco"), have approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") and have adopted a related Agreement and Plan of Merger dated as of the date hereof (together with the Reorganization Agreement, the "Merger Agreements"), providing for certain transactions pursuant to which the Company would be merged with and into Newco; and

         WHEREAS, as a condition to and as consideration for Company Parent's entry into the Merger Agreements and to induce such entry, Newco Parent has agreed to grant to Company Parent the option set forth herein to purchase authorized but unissued shares of common stock, par value $0.0001 per share, of Newco Parent ("Newco Parent Common Stock");

         NOW, THEREFORE, in consideration of the premises herein contained, the parties agree as follows:

1.       Definitions.

         Capitalized terms defined in the Merger Agreements and used herein shall have the same meanings as set forth in the Merger Agreements.

2.       Grant of Option.

         Subject to the terms and conditions set forth herein, Newco Parent hereby grants to Company Parent an option ("Option") to purchase up to 3,753,807 shares of Newco Parent Common Stock, at a price of $1.94 per share, payable in cash as provided in Section 4 hereof; provided, however, that in the event Newco Parent issues or agrees to issue prior to the Option Termination Date (as hereinafter defined) any shares of Newco Parent Common Stock (other than as permitted under the Merger Agreements, pursuant to obligations outstanding on the date hereof or pursuant to the exercise of options granted under the Newco Parent 1992 Employee Stock Option Plan or 1997 Non-employee Directors Plan) at a price less than $1.94 per share (as adjusted pursuant to Section 6 hereof), the exercise price shall be equal to such lesser price; provided, however, that in no event shall the number of shares of Newco Parent Common Stock for which the Option is exercisable exceed 19.9% of the issued and outstanding shares of Newco Parent Common Stock on the date hereof without giving effect to any shares subject to or issued pursuant to the Option.

3.       Exercise of Option.

         (a) Company Parent may exercise the Option, in whole or part, at any time or from time to time prior to the Option Termination Date (as hereinafter defined) (x) following the occurrence of a Purchase Event (as defined below) and while such Purchase Event shall be continuing or (y) following a Final Purchase Event (as hereinafter defined); provided that, to the extent the Option shall not have been exercised, it shall terminate and be of no further force and effect (i) on the Effective Date of the Merger or (ii) upon termination of the Merger Agreements in accordance with the provisions thereof (other than a termination resulting from a breach by Newco Parent of any material provision in a Merger Agreement following receipt of a bona fide proposal to Newco Parent, Newco or any other Subsidiary of Newco Parent to acquire Newco Parent, Newco or any other Subsidiary of Newco Parent by merger, consolidation, purchase of all or substantially all of its assets or any other similar transaction, or, following the occurrence of a Purchase Event, failure of Newco Parent's shareholders to approve the transactions and other actions to be approved by them under the Merger Agreements by the vote required under applicable law or under Newco Parent's Certificate of Incorporation), or (iii) six (6) months after termination of the Merger Agreements due to a breach by Newco Parent of any material provision in a Merger Agreement following receipt of a bona fide proposal to Newco Parent, Newco or any other Subsidiary of Newco Parent to acquire Newco Parent, Newco or any other Subsidiary of Newco Parent by merger, consolidation, purchase of all or substantially all of its assets or any other similar transaction, or, following the occurrence of a Purchase Event, failure of Newco Parent's shareholders to approve the transactions and other actions to be approved by them under the Merger Agreements by the vote required under applicable law or under Newco Parent's Certificate of Incorporation (with any date upon which any event referred to in any of subprovisions (i), (ii) or (iii) shall have occurred being referred to as an Option Termination Date); and provided further that any such exercise shall be subject to compliance with applicable provisions of law.

         (b) As used herein, a "Purchase Event" shall mean any of the following events or transactions occurring after the date hereof:

                  (i) Newco Parent, Newco or any other Subsidiary of Newco Parent, without having received Company Parent's prior written consent, shall have entered into an agreement with any person (other than Company Parent or the Company) to (w) merge or consolidate, or enter into any similar transaction, with Newco Parent, Newco or any other Subsidiary of Newco Parent, (x) purchase, lease or otherwise acquire all or substantially all of the assets of Newco Parent, Newco or any other Subsidiary of Newco Parent, (y) purchase or otherwise acquire (including by way of merger, consolidation, share exchange or any similar transaction) securities representing 10% or more of the voting power of Newco Parent, Newco or any other Subsidiary of Newco Parent or (z) enter into any substantially similar transaction;

                  (ii) any person (other than Company Parent or the Company) shall have acquired beneficial ownership or the right to acquire beneficial ownership of outstanding shares of Newco Parent representing 10% or more of the voting power of Newco Parent after the date hereof (the term "beneficial ownership" for purposes of this Option Agreement having the meaning assigned thereto in Section 13(d) of the Exchange Act and the regulations promulgated thereunder);

                  (iii) any person (other than Company Parent or the Company) shall have made a bona fide proposal to Newco Parent by public announcement or written communication that is or becomes the subject of public disclosure to (x) acquire Newco Parent, Newco or any other Subsidiary of Newco Parent by merger, consolidation, purchase of all or substantially all of its assets or any other similar transaction, (y) purchase or otherwise acquire securities representing 10% or more of the voting power of Newco Parent, Newco or any other Subsidiary of Newco Parent or (z) enter into any substantially similar transaction, and following such bona fide proposal (1) the shareholders of Newco Parent vote not to approve the transactions and other actions to be approved by them under the Merger Agreements, (2) such meeting shall not have been held or shall have been cancelled prior to the termination of the Merger Agreements or (3) the Board of Directors of the Company shall have publicly withdrawn or modified, or publicly announced its intent to withdraw or modify, in any manner materially adverse to Company Parent, its recommendation that the stockholders of Newco Parent approve such transactions and actions; or

                  (iv) Newco Parent or Newco shall have breached any material provision contained in a Merger Agreement following receipt of a bona fide proposal to Newco Parent, Newco or any other Subsidiary of Newco Parent to (x) acquire Newco Parent, Newco or any other Subsidiary of Newco Parent by merger, consolidation, purchase of all or substantially all of its assets or any other similar transaction, (y) purchase or otherwise acquire securities representing 10% or more of the voting power of Newco Parent, Newco or any other Subsidiary of Newco Parent or (z) enter into any substantially similar transaction, which breach would entitle Company Parent to terminate the Merger Agreements (without regard to the cure periods provided for therein) and such breach shall not have been cured prior to the Notice Date (as defined below).

If more than one of the transactions giving rise to a Purchase Event under this
Section 3(b) is undertaken or effected, then all such transactions shall give rise only to one Purchase Event, which Purchase Event shall be deemed continuing for all purposes hereunder until all such transactions are abandoned or such action is reversed, as applicable. As used in this Option Agreement, "person" shall have the meanings specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act.

         (c) The term Final Purchase Event shall mean either of the following events or transactions occurring after the date hereof:

                  (i) The acquisition by any person of beneficial ownership of securities representing 25% or more of the voting power of Newco Parent, Newco or any other Subsidiary of Newco Parent; or

                  (ii) The occurrence of the Purchase Event described in clause
(i) of subsection (b) of this Section 3 (with the voting power percentage referenced in subprovision (y) thereof to equal 25%).

         (d) In the event Company Parent wishes to exercise the Option, it shall send to Newco Parent a written notice (the date of which being herein referred to as "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise, and (ii) a place and date not earlier than five business days nor later than 60 business days from the Notice Date for the closing of such purchase ("Closing Date"); provided that, if prior notification to or approval of any governmental authority is required in connection with such purchase, Company Parent shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification period has expired or been terminated or such approval has been obtained and any requisite waiting period shall have passed.

4.       Payment and Delivery of Certificates.

         (a) At the closing referred to in Section 3 hereof, Company Parent shall pay to Newco Parent the aggregate purchase price for the shares of Newco Parent Common Stock purchased pursuant to the exercise of the Option in immediately available funds by a wire transfer to a bank account designated by Newco Parent.

         (b) At such closing, simultaneously with the delivery of funds as provided in subsection (a), Newco Parent shall deliver to Company Parent a certificate or certificates representing the number of shares of Newco Parent Common Stock purchased by Company Parent, and Company Parent shall deliver to Newco Parent a letter agreeing that Company Parent will not offer to sell or otherwise dispose of such shares in violation of applicable law or the provisions of this Option Agreement, and which letter shall include such other provisions as counsel to Newco Parent deems necessary to comply with applicable law (including but not limited to State and Federal securities laws).

         (c) Certificates for Newco Parent Common Stock delivered at a closing hereunder may be endorsed with a restrictive legend which shall read substantially as follows:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFERRED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT DATED AS OF APRIL 25, 2001, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF TEKINSIGHT.COM, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES."

It is understood and agreed that (i) the reference to restrictions arising under the Securities Act in the above legend will be removed by delivery of substitute certificate(s) without such reference if such Newco Parent Common Stock shares have been registered pursuant to the Securities Act, such shares have been sold in reliance on and in accordance with Rule 144 under the Securities Act or Company Parent has delivered to Newco Parent a copy of a letter from the staff of the SEC, or an opinion of counsel in form and substance reasonably satisfactory to Newco Parent and its counsel, to the effect that such legend is not required for purposes of the Securities Act and (ii) the reference to restrictions pursuant to this Agreement in the above legend will be removed by delivery of substitute certificate(s) without such reference if the shares acquired evidenced by certificate(s) containing such reference have been sold or transferred in compliance with the provisions of this Agreement under circumstances that do not require the retention of such reference.

5.       Representations.

         (a) Company Parent hereby represents, warrants and covenants to Newco Parent as follows: shares or other securities acquired by Company Parent upon exercise of the Option will not be taken with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act.

         (b) Newco Parent hereby represents, warrants and covenants to Company Parent as follows:

                  (i) Newco Parent shall at all times maintain sufficient authorized but unissued shares of Newco Parent Common Stock so that the Option may be exercised without authorization of additional shares of Newco Parent Common Stock.

                  (ii) The shares to be issued upon due exercise, in whole or in part, of the Option, when paid for as provided herein, will be duly authorized, validly issued, fully paid and nonassessable.

6.       Adjustment Upon Changes in Capitalization.

         In the event of any change in Newco Parent Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, exchanges of shares or the like, the type and number of shares subject to the Option, and the purchase price per share, as the case may be, shall be adjusted appropriately. In the event that any additional shares of Newco Parent Common Stock are issued or otherwise become outstanding after the date of this Option Agreement (other than pursuant to this Option Agreement), the number of shares of Newco Parent Common Stock subject to the Option shall be adjusted so that, after such issuance, it equals 19.9% of the number of shares of Newco Parent Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this Section 6 shall be deemed to authorize or permit Newco Parent to breach any provision of the Merger Agreements or the rules and regulations of the Nasdaq Stock Market, Inc. for issuers whose securities are included for trading thereon.

7.       Repurchase.

         (a) At the request of Company Parent made in accordance with this
Section 7 at any time commencing immediately following the occurrence of a Repurchase Event (as defined below) and ending on the six (6) month anniversary thereof ("Repurchase Period"), Newco Parent shall repurchase the Option from Company Parent together with any shares of Newco Parent Common Stock purchased by Company Parent pursuant (the "Repurchase Right") thereto, at a price equal to the sum of (which sum shall be referred to as the "Option Repurchase Price"):

                  (i) The exercise price paid by Company Parent for any shares of Newco Parent Common Stock acquired pursuant to the Option (the "Option Shares");

                  (ii) The difference between the "market/tender offer" price for shares of Newco Parent Common Stock (defined as the highest of (a)(x) the highest price per share paid in any transaction referred to as a Final Purchase Event in clause (ii) of subsection (c) of Section 3, (y) the highest price per share paid in a tender or exchange offer that resulted in a Final Purchase Event as referred to in clause (i) of subsection (c) of Section 3, or (z) the highest reported closing price for shares of Newco Parent Common Stock within that portion of the Repurchase Period preceding the date Company Parent gives notice of the required repurchase under this Section 7, and (b) the exercise price as determined pursuant to Section 2 hereof, multiplied by the number of shares of Newco Parent Common Stock with respect to which the Option has not been exercised, but only if the market/tender offer price is greater than such exercise price; and

                  (iii) The difference between the market/tender offer price (as defined in Section 7(a)(ii) hereof) and the exercise price paid by Company Parent for any Option Shares purchased pursuant to the exercise of the Option, multiplied by the number of shares so purchased, but only if the market/tender offer price is greater than such exercise price; and

                  (iv) Company Parent's reasonable out-of-pocket expenses incurred in connection with the transactions contemplated by the Reorganization Agreement, including, without limitation, legal, accounting, financial advisory and investment banking fees; provided that these expenses shall not be paid under the terms of this Section 7(a)(iv) to the extent that they are reimbursed to Company Parent under the terms of Section 6.2 of the Reorganization Agreement.

         (b) Company Parent shall exercise its Repurchase Right by delivering to Newco Parent written notice (a "Repurchase Notice") stating that Company Parent elects to require Newco Parent to repurchase all or a portion of the Option and/or the Option Shares as specified therein. The closing of the Repurchase Right (the "Repurchase Closing") shall take place at the place, time and date specified in the Repurchase Notice, which date shall not be less than seven days nor more than fifteen days from the date on which the Repurchase Note is delivered. At the Repurchase Closing, (i) Newco Parent shall pay to Company Parent the Option Repurchase Price for the portion of the Option and/or the Option Shares to be repurchased, as the case may be, by wire transfer of immediately available funds to an account specified by Company Parent at least 24 hours prior to the Repurchase Closing, and (ii) if the Option is repurchased only in part, Newco Parent and Company Parent shall execute and deliver an amendment to this Agreement reflecting the Option Shares or Option for which the Option is not being repurchased.

         (c) To the extent that Newco Parent is prohibited under applicable Law from repurchasing the portion of the Option or Option Shares designated in such Repurchase Notice, Newco Parent shall immediately so notify Company Parent and thereafter deliver, from time to time, to Company Parent the portion of the Option Repurchase Price that it is no longer prohibited from delivering, within seven days after the date on which Newco Parent is no longer so prohibited; provided, however, that if Newco Parent at any time after delivery of a Repurchase Notice is prohibited under applicable Law from delivering to Company Parent the full amount of the Option Repurchase Price for the Option or Option Shares to be repurchased, respectively, Company Parent may rescind the exercise of the Repurchase Right, whether in whole, in part or to the extent of the prohibition, and, to the extent rescinded, no part of the amounts, terms or the rights with respect to the Option or Repurchase Right shall be changed or affected as if such Repurchase Right were not exercised. Newco Parent shall use its reasonable best efforts to obtain all required regulatory and legal approvals and to file any required notices to permit Company Parent to exercise its Repurchase Right and shall use its reasonable best efforts to avoid or cause to be rescinded or rendered inapplicable any prohibition on Newco Parent's repurchase of the Option or the Option Shares.

         (d) As used herein, a "Repurchase Event" shall mean any of the transactions described in clauses (i) or (ii) of Section 3(c) herein except, for this purpose, the percentages therein shall be 51% and, for purposes of clause
(ii) of Section 3(c), the payment required by this Section 7 shall be due and payable only upon consummation of the events described in clause (ii) of Section 3(c) of this Agreement.

8.       Registration Rights.

         (a) If requested by Company Parent at any time and from time to time, subject to the terms of this Section 8(a), within two years after receipt by Company Parent of Option Shares (the "Registration Period"), Newco Parent shall use its reasonable best efforts, as promptly as practicable, to effect the registration under the Securities Act and any applicable state law (a "Demand Registration") of such number of Option Shares in accordance with the method of sale or other disposition reasonably contemplated by Company Parent, including a "shelf" registration statement under Rule 415 of the Securities Act or any successor provision, and to obtain all consents or waivers of other parties that are required therefor. Company Parent shall provide all information reasonably requested by Newco Parent for inclusion in any registration statement to be filed hereunder. Except with respect to such a "shelf" registration, Newco Parent shall keep such Demand Registration effective for a period of not less than 180 days, unless, in the written opinion of counsel to Newco Parent, which opinion shall be delivered to Company Parent and which shall be reasonably satisfactory in form and substance to Company Parent and its counsel, such registration under the Securities Act is not required in order to lawfully sell and distribute such Option Shares in the manner reasonably contemplated by Company Parent. Newco Parent shall only have the obligation to effect two Demand Registrations pursuant to this Section; provided, however, that only requests relating to a registration statement that has become effective under the Securities Act shall be counted for purposes of determining the number of Demand Registrations made. Newco Parent shall be entitled to postpone for up to 180 days from receipt of Company Parent's request for a Demand Registration the filing of any registration statement in connection therewith if the Board of Directors of Newco Parent determines in its good faith reasonable judgment that such registration would materially interfere with any material event involving Newco Parent or require premature disclosure of any material non-public information, the disclosure of which would materially and adversely affect Newco Parent; provided, however, that Newco Parent shall not have postponed any Demand Registration pursuant to this sentence during the nine month period immediately preceding the date of delivery of Company Parent's request for a Demand Registration.

         (b) In connection with any Demand Registration pursuant to this Section 8 that is an underwritten public offering, (i) Newco Parent and Company Parent shall provide each other and any other underwriter of the offering with customary representations, warrants, covenants, indemnification and contribution obligations in connection with such Demand Registration, (ii) Newco Parent shall use reasonable best efforts to cause any Option Shares included in such Demand Registration to be approved for listing on any trading system upon which Newco Parent securities are then listed, subject to official notice of issuance, which notice shall be given by Newco Parent upon issuance, and (iii) Newco Parent shall provide all information reasonably requested by Newco Parent that is required for inclusion in any registration statement covering the Option Shares. Company Parent will provide all information reasonably requested by Newco Parent for inclusion in any registration statement to be filed hereunder. The costs and expenses incurred by Newco Parent and Company Parent in connection with all registrations pursuant to this Section 8 (including any fees related to qualifications under Blue Sky Laws and SEC filing fees) (the "Registration Expenses") shall be borne by Newco Parent, excluding legal fees of Company Parent's counsel and underwriting discounts or commissions with respect to Option Shares to be sold by Company Parent.

9.       Severability.

         If any term, provision, covenant or restriction contained in this Option Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Option Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court determines that the Option will not permit the holder to acquire or Newco Parent to repurchase pursuant to Section 7 hereof the full number of shares of Newco Parent Common Stock provided in Section 2 hereof (as adjusted pursuant to Section 6 hereof), it is the express intention of Newco Parent to allow the holder to acquire or to require Newco Parent to repurchase up to the maximum number of shares as may be permissible from time to time, without any amendment or modification hereof.

10.      Miscellaneous.

         (a) Expenses. Except as otherwise provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

         (b) Entire Agreement. Except as otherwise expressly provided herein, this Option Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral. The terms and conditions of this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Option Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Option Agreement, except as expressly provided herein.

         (c) Assignment. Neither of the parties hereto may assign any of its rights or obligations under this Option Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except that, in the event a Purchase Event shall have occurred and be continuing, Company Parent may assign, in whole or in part, its rights and obligations hereunder.

         (d) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered in the manner and to the addresses provided for in or pursuant to Section 7.4 of the Reorganization Agreement.

         (e) Counterparts. This Option Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         (f) Specific Performance. The parties agree that damages would be an inadequate remedy for a breach of the provisions of this Option Agreement by either party hereto and that this Option Agreement may be enforced by either party hereto through injunctive or other equitable relief.

         (g) Governing Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and entirely to be performed within such state and such federal laws as may be applicable.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Option Agreement as of the day and year first written above.

                                    TEKINSIGHT.COM, INC.



                                    By      /s/ Steven J. Ross
                                       ---------------------------------------
                                        Name:  Steven J. Ross
                                        Title: CEO

                                    DYNCORP


                                    By      /s/ David L. Reichardt
                                       ---------------------------------------
                                        Name:  David L. Reichardt
                                        Title: Senior Vice President

                      INDEX TO FINANCIAL STATEMENTS OF DMR



Balance sheets
         As of June 28 2001, December 28, 2000 and December 30, 1999.........F-3

Statements of operations
         For the six-month periods ended June 28 , 2001 and June 29, 2000 and the fiscal years ended December 28, 2000, December 30, 1999 and
         December 31, 1998...................................................F-4

Statements of stockholder's deficit
         For the six-month period ended June 28, 2001 and the fiscal years ended
         December 28, 2000, December 30, 1999 and December 31, 1998....F-5

Statements of cash flows
         For the six-month periods ended June 28, 2001 and June 29, 2000 and the fiscal years ended December 28, 2000, December 30, 1999 and
         December 31, 1998...................................................F-6

         Notes to financial statements.......................................F-7

Report of independent public accountants

To DynCorp Management Resources, Inc.:

We have audited the accompanying balance sheets of DynCorp Management Resources, Inc. (the Company, a Virginia corporation) as of December 28, 2000 and December 30, 1999, and the related statements of operations, stockholder's deficit and cash flows for each of the two fiscal years in the period ended December 28, 2000, and the year ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DynCorp Management Resources, Inc. as of December 28, 2000 and December 30, 1999, and the results of its operations and its cash flows for each of the two fiscal years in the period ended December 28, 2000, and the year ended December 31, 1998, in conformity with accounting principles generally accepted in the United States.




Vienna, Virginia                                             ARTHUR ANDERSEN LLP
June 22, 2001

                       DynCorp Management Resources, Inc.

                                 Balance sheets



                                                               As of             As of             As of
                                                              June 28,        December 28,       December 30,
                                                               2001              2000               1999
                                                           -------------     -------------     ---------------
     Assets                                                 (unaudited)         (audited)         (audited)
     Current assets:
        Cash                                              $        2,120    $        3,666     $        1,166
        Accounts receivable                                    4,799,180         4,507,721          6,170,925
        Contracts in progress                                    956,487           268,814                 --
        Prepaid expenses, deposits and other                      75,657            94,120             18,317
                                                           -------------     -------------     ---------------

     Total current assets                                      5,833,444         4,874,321          6,190,408

     Property and equipment, net                                 396,523           275,921            258,686
     Goodwill, net                                               675,000           712,500                  --
                                                           -------------     -------------     ---------------

     Total assets                                         $    6,904,967    $    5,862,742     $    6,449,094
                                                           =============     =============     ===============
     Liabilities and stockholder's deficit Current liabilities:
        Accounts payable                                  $    2,393,017    $    1,796,846     $    3,230,729
        Accrued payroll and taxes                                615,087           641,325            385,181
                                                           -------------     -------------     ---------------
     Total current liabilities                                 3,008,104         2,438,171          3,615,910
     Advances from DynCorp                                     6,870,082         6,117,794          5,537,039
                                                           -------------     -------------     ---------------
     Total liabilities                                         9,878,186         8,555,965          9,152,949
     Commitments and contingencies
     Stockholder's deficit:
        Common stock, par value $1.00 per share,
        authorized and issued 100 shares                             100               100                100
         Capital in excess of par                                750,000           750,000                 --
        Retained deficit                                      (3,723,319)       (3,443,323)        (2,703,955)
                                                           -------------     -------------     ---------------
     Total stockholder's deficit                              (2,973,219)       (2,693,223)        (2,703,855)
                                                           -------------     -------------     ---------------
     Total liabilities and stockholder's deficit          $    6,904,967    $    5,862,742     $    6,449,094
                                                           =============     =============     ===============

      The accompanying notes are an integral part of these balance sheets.

                       DynCorp Management Resources, Inc.

                            Statements of operations



                     For the three months ended         For the six months ended              For the years ended
                     --------------------------    -----------------------------  ----------------------------------------------
                       June 28,      June 29,       June 28,        June 29,        Dec.  28,      Dec. 30,        Dec. 31,
                         2001          2000           2001            2000            2000           1999            1998
                      ----------    -----------    -----------    -----------     -----------     ------------    --------------
                            (unaudited)                    (unaudited)             (audited)      (audited)          (audited)
Revenue               $7,849,145     $7,127,397    $14,582,081    $13,631,965     $26,754,604      $24,536,279       $18,056,346
Costs and expenses:
   Cost of services    7,123,189      6,016,480     13,101,523     11,534,752      24,176,040       23,916,658        15,722,297
   Selling,            1,001,808        949,550      1,723,054      1,586,751       3,279,803        2,192,533         2,062,956
   general and
   administrative
   expenses
   Other expenses, net    18,750             --         37,500             --          38,129            2,585            15,411
                         ----------    -----------    -----------  -----------     -----------     ------------    --------------
Total costs and
expenses               8,143,747      6,966,030     14,862,077     13,121,503      27,493,972       26,111,776        17,800,664
                         ----------    -----------    -----------  -----------     -----------     ------------    --------------
Net (loss) income      $(294,602)      $161,367      $(279,996)      $510,462       $(739,368)     $(1,575,497)         $255,682
                         ==========   ============   ============  ===========     ===========     ============    ==============

        The accompanying notes are an integral part of these statements.

                       DynCorp Management Resources, Inc.

                       Statements of stockholder's deficit

              For the six-month period ended June 28, 2001 and the fiscal years ended December 28, 2000, December 30, 1999
                              and December 31, 1998


                                                          Common        Capital in        Retained       Stockholder's
                                                           stock      excess of par       deficit           deficit
                                                         --------         --------      -----------       -----------
         Balance, December 31, 1997                      $    100          $    --   $  (1,384,140)   $   (1,384,040)
            Net income                                         --               --         255,682           255,682
                                                         --------         --------      -----------       -----------
         Balance, December 31, 1998                           100                       (1,128,458)       (1,128,358)

            Net loss                                           --               --      (1,575,497)       (1,575,497)
                                                         --------         --------      -----------       -----------
         Balance, December 30, 1999                           100               --      (2,703,955)       (2,703,855)
             Purchase of minority interest                     --          750,000              --           750,000
            Net loss                                           --               --        (739,368)         (739,368)
                                                         --------         --------      -----------       -----------
         Balance, December 28, 2000                      $    100        $ 750,000   $  (3,443,323)   $   (2,693,223)
                                                         ========         ========      ===========       ===========
             Net loss (unaudited)                              --               --        (279,996)         (279,996)
                                                         ========         ========      ===========       ===========
         Balance June 28, 2001 (unaudited)               $    100    $     750,000   $  (3,723,319)   $   (2,973,219)
                                                         ========         ========      ===========       ===========

        The accompanying notes are an integral part of these statements.

                       DynCorp Management Resources, Inc.
                            Statements of cash flows

                                            For the six months ended                    For the years ended
                                         -------------------------------   -----------------------------------------------
                                            June 28,         June 29,      December 28,   December 30,        December 31,
                                              2001             2000            2000            1999             1998
                                         -------------    --------------   ------------   ------------      --------------
Cash flows from operating activities:     (unaudited)      (unaudited)      (audited)        (audited)        (audited)
   Net (loss) income                     $   (279,996)    $     510,462    $  (739,368)   $(1,575,497)      $     255,682
   Adjustments to reconcile net (loss)
   income to net cash (used in)
   provided by operating activities-
     Depreciation and amortization             82,901           20,321         146,543         57,387              20,046
     Changes in assets and liabilities:
       (Increase) decrease in accounts
       receivable                            (291,459)       1,714,549       1,663,204     (2,364,877)         (2,884,837)
       (Increase) decrease in
       contracts in progress                 (687,673)              --        (268,814)            --                  --
       Decrease (increase) in prepaid
       expenses, deposits and other            18,463          (86,363)        (75,803)       (11,906)                784

       Increase (decrease) in
       accounts payable                       596,171       (1,639,349)     (1,433,883)     1,250,169           1,591,958

       (Decrease) increase in accrued
       payroll and taxes                      (26,238)         149,076         256,144        167,211             192,138
                                          -------------     -----------     ------------    ----------       ------------
Net cash (used in) provided by
operating activities                         (587,831)         668,696        (451,977)    (2,477,513)           (824,229)
Cash flows from investing activities:
   Purchases of property and equipment       (166,003)         (65,533)       (126,278)      (144,039)           (163,907)
Cash flows from financing activities:
   Increase (decrease) in advances
   from DynCorp                               752,288         (603,163)        580,755      2,622,718             988,136
                                         --------------    ------------    -------------  -----------       -------------
Net change in cash                             (1,546)              --           2,500          1,166                  --
Cash, beginning of period                       3,666            1,166           1,166             --                  --
                                         --------------    ------------    -------------  -----------       -------------
Cash, end of period                      $      2,120   $        1,166   $       3,666   $      1,166        $         --
                                         ==============    ============    =============  ===========       =============


    The accompanying notes are an integral part of these balance sheets.

                       DynCorp Management Resources, Inc.

Notes to financial statements

1.       The Company:

     DynCorp Management Resources, Inc. (DMR) was formed on August 1, 1996 as a joint venture between DynCorp and Capital Associates Inc. (CAI) (the Members), to pursue and perform contracts to furnish professional and technical services to state governments, to provide professional and technical services support to other organizations as approved by the Members, and to make investments in controlled affiliates with similar goals. On February 11, 2000, CAI transferred its 15% ownership interest in DMR to DynCorp and on June 28, 2000, terminated all existing agreements with DynCorp in relation to DMR. In consideration of the transfer and CAI releases, DynCorp paid CAI $750,000. DynCorp's acquisition of the CAI interest has been "pushed down" to the separate financial statements of DMR. DMR was converted into a corporation organized under the laws of the Commonwealth of Virginia on March 14, 2000.

Basis of Presentation of Unaudited Quarterly Financial Statements

     DMR has prepared the unaudited financial statements included herein pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. In the opinion of DMR, the unaudited financial statements included herein reflect all adjustments (consisting of normal recurring adjustments) necessary to present fairly the financial position, the results of operations and the cash flows for such interim periods. The results of operations for such interim periods are not necessarily indicative of the results for the full year.


2.       Summary of significant accounting policies:

Contract accounting

     Contracts in process are stated at the lower of actual cost incurred plus accrued profits or net estimated realizable value of incurred costs. DMR records income from major fixed-price contracts, extending over more than one accounting period, using the percentage-of-completion method. During performance of such contracts, estimated final contract prices and costs are periodically reviewed and revisions are made as required. The effects of these revisions are included in the periods in which the revisions are made. On time-and-material contracts, revenue is recognized to the extent of billable rates times hours delivered plus material and other reimbursable costs incurred. Losses on contracts are recognized when they become known. Disputes arise in the normal course of DMR's business on projects where DMR is contesting with customers for collection of funds because of events such as delays, changes in contract specifications and questions of cost allowability or collectibility. Such disputes, whether claims or unapproved change orders in the process of negotiation, are recorded at the lesser of their estimated net realizable value or actual costs incurred, and only when realization is probable and can be reliably estimated. Claims against DMR are recognized where loss is considered probable and reasonably determinable in amount.

     DMR derived 60, 63, and 69 percent of its revenues from a contract with the state of Connecticut in 2000, 1999, and 1998, respectively, and 56 and 62 percent in the first six months of 2001 and 2000, respectively. In 1998, DMR's second largest customer was the state of Virginia, comprising 19 percent of revenue. No other customer accounted for more than 10 percent of revenues in any year. The Connecticut contract has been extended through June 2002, with a slight increase in fees. The customer has indicated an intent to re-compete the contract for the period following June 2002.

     On June 1, 2001, DMR commenced performance on a three-year, fixed-price contract to provide non-emergency transportation coordination and management services to the State of Illinois on a statewide basis. During the first four days of operation, the Company experienced customer call volume through its call center that was significantly higher than the customer's estimate and at a level that could not be efficiently handled by the Company's personnel. On June 7, 2001, the customer issued a notice of breach of contract. After negotiations with the customer, an amendment to the contract was executed on June 14, 2001, permitting the Company to stagger the phase-in of its services through out the state. This had the effect of curing the notice of breach. The Company believes that the high call volume resulted from a state letter to all transportation users that erroneously asked all participants (not just those desiring to arrange transportation) to contact the Company's call center. The Company has increased staffing and is considering alternatives under the contract for recovering any increased costs resulting from the incident. The staggered phase-in, as well as the higher start-up costs, has resulted in lower revenue and profit in 2001 than previously planned. Phase-in is expected to be complete by the end of October 2001.

Relationship with DynCorp

     DMR is a controlled, consolidated subsidiary of DynCorp. DynCorp provides substantial corporate support required by DMR, including, but not limited to, in-house legal, financial, treasury, insurance management, management information systems, tax, internal audit, and human resources and benefits services. Accordingly, DMR is allocated general and administrative costs from DynCorp based on causal or beneficial relationships of various support activities using various methods including revenue, payroll costs, total costs, fixed assets, and head count. DynCorp believes that the method used to allocate general and administrative cost to DMR is reasonable. DMR was allocated $251,410, $208,810, and $203,218 from DynCorp in 2000, 1999, and 1998, respectively, and $159,077 and $94,604 in the first six months of 2001 and 2000, respectively, which is included in selling, general and administrative expenses on the accompanying statements of operations. Additionally, certain DynCorp shared service center allocations to DMR are included in selling, general and administrative expenses on the accompanying statements of operations.

     DMR's employees participate in DynCorp's Saving and Retirement Plan and Capital Accumulation and Retirement Plan (collectively, the Savings Plans) which were established effective January 1, 2001, and which replaced DynCorp's former Savings and Retirement Plan. Prior to this date, DMR employees participated in DynCorp's former Savings and Retirement Plan. Upon DynCorp's purchase of CAI's interest in DMR (see Note 1), DMR's employees also began participating in DynCorp's former Employee Stock Ownership Plan (ESOP), which was merged into the Savings Plans effective January 1, 2001.

     DMR has not generated positive cash flows from operations since inception. DMR historically has required additional cash advances for working capital purposes from DynCorp and will likely require such funding in the future. DynCorp intends to continue funding the working capital requirements of DMR unless the proposed Agreement and Plan of Reorganization dated April 25, 2001, among DynCorp and TekInsight.com, Inc. (TekInsight) is consummated (see note 7). The proposed merger of DMR with TekInsight will eliminate the need for this parent company support. However, as discussed in note 7, the merger is contingent upon the combined company securing a firm irrevocable financing commitment under which at least $20 million of financing will be available to the combined entity following the merger.

Accounts receivable

     It is DMR's policy to provide reserves for the collectibility of accounts receivable when it is determined that it is probable that DMR will not collect all amounts due and the amount of the reserve requirement can be reasonably estimated.

Property and equipment


                                                                                      December 28,     December 30,
                                                                   June 28, 200          2000             1999
                                                                   -------------      ------------      ------------
                                                                   (unaudited)          (audited)         (audited)
         Furniture and fixtures                                    $     48,396        $     87,638     $    48,396
         Computers and peripherals                                      541,661             376,542         289,506
                                                                   -------------      ------------      ------------
                                                                        590,057             464,180         337,902
         Accumulated depreciation                                      (193,534)           (188,259)        (79,216)
                                                                   -------------      ------------      ------------
                                                                        396,523        $    275,921     $   258,686
                                                                   =============      =============     ============

     DMR computes depreciation using the straight-line method. The estimated useful lives used in computing depreciation are computers and peripherals, 5 years; and furniture and fixtures, 10 years. Depreciation expense was $109,043, $57,387, and $20,046 in 2000, 1999 and 1998, respectively, and $45,401 and
$20,321 in the first six months of 2001 and 2000, respectively.

     Cost of property and equipment sold or retired and the related accumulated depreciation or amortization is removed from the accounts in the year of disposal, and any gains or losses are reflected in the statements of operations. Expenditures for maintenance and repairs are charged to expense as incurred, and major additions and improvements are capitalized.

Goodwill, net

     Goodwill resulted from DynCorp's buyout of CAI's minority interest in DMR (see note 1). Goodwill is amortized on a straight-line basis over 10 years and is shown net of accumulated amortization of $37,500 at December 28, 2000, and $75,000 at June 28, 2001.

Impairment of long-lived assets

     Long-lived assets, including goodwill, are reviewed for impairment whenever events or changes in circumstances, such as declines in sales, earnings, or cash flows or material adverse changes in the business climate, indicate that the carrying amount of an asset may not be recoverable. DMR assesses the recoverability of the cost of the asset based on a review of projected undiscounted cash flows. In the event an impairment loss is identified, it is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset.

Fair value of financial instruments

     The carrying amount of DMR's assets and liabilities approximates the fair value due to their short maturities.

Recently issued accounting standards

     In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Hedging Activities - an Amendment of FASB Statement No. 133." SFAS 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income based on the guidelines stipulated in SFAS 133. DMR adopted the provisions of SFAS 133 and 138 on January 1, 2001. Because DMR does not use derivatives, the adoption of this new standard did not have a material impact on its results of operations, financial condition or cash flows.

     In June 2001, the Financial Accounting Standards Board issued FAS No. 141, "Business Combinations" and FAS No. 142, "Goodwill and Other Intangible Assets." FAS 141 requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method. The provisions of FAS 142 eliminate amortization of goodwill and identifiable intangible assets with indefinite lives and require an impairment assessment at least annually by applying a fair-value based test. DMR is required to adopt FAS 142 January 1, 2002. DMR anticipates a annual increase to net income of $75,000 from the elimination of goodwill amortization. Management does not expect the other provisions of the statements to have a material impact on DMR's results of operations or financial condition.

Accounting estimates

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from these estimates.

Fiscal year change

     Effective in 1999, DMR's fiscal year became the 52- or 53-week period ending the last Thursday in December. Previously, DMR's fiscal year coincided with the calendar year end.

3.       Accounts receivable:

         The components of accounts receivable were as follows:


                                                                  June 28,      December 28,       December 30,
                                                                  2001              2000               1999
                                                              ------------      -------------     --------------
                                                               (unaudited)          (audited)          (audited)
         Billed                                               $  1,985,640      $    906,368       $  2,419,314
         Unbilled                                                2,813,540         3,601,353          3,751,611
                                                              ------------      -------------     --------------
         Total                                                $  4,799,180      $  4,507,721       $  6,170,925
                                                              ============      =============     ==============

     Unbilled receivables include amounts earned and contractually billable at year-end, but which were not billed because customer invoices had not yet been prepared at year-end. It is expected that all amounts outstanding at December 28, 2000 will be collected within one year. DMR recorded $68,083 of bad debt expense in 2000, which is included in its Selling, General and Administrative Expenses on the accompanying statements of operations. No allowance for doubtful accounts has been established as of December 28, 2000 or December 30, 1999.

4.       Accrued payroll and taxes:

         The components of accrued payroll and taxes were as follows:


                                                                 June 28,        December 28,       December 30,
                                                                   2001             2000               1999
                                                             ------------      -------------      --------------
                                                              (unaudited)          (audited)          (audited)
         Employee payroll deductions                         $    134,948      $     99,477       $     42,541
         Employer's payroll liabilities                           473,311           465,941            316,808
         Accrued gross receipts tax                                 6,828            75,907             25,832
                                                             ------------      -------------      --------------
                                                             $    615,087      $    641,325       $    385,181
                                                             ============      =============      ==============

5.       Income taxes:

     Until 2000 when CAI transferred its ownership interest in DMR to DynCorp, DMR was taxed as a partnership and was therefore not subject to Federal or state income taxes. All items of income and expense of DMR were allocable to and reportable by the Members in their respective Federal and state income tax returns. Accordingly, no provision is made in the accompanying financial statements for Federal or state income taxes in 1998 or fiscal year 1999.

     Upon DynCorp's purchase of CAI's interest in the joint venture in fiscal year 2000, DMR became an entity subject to Federal and state income taxes. Upon the change in DMR's tax status, DMR recognized the cumulative effect of all temporary differences between the book and tax bases of its assets and liabilities. DMR files its income tax returns as a member of the DynCorp consolidated tax return. The consolidated amount of current and deferred tax expense is allocated to the members of the consolidated group based on each member's taxable income and differences between the financial statement carrying amounts and the tax bases of each member's existing assets and liabilities. These financial statements have been prepared under the "separate return" method reflecting DMR's allocation of tax expense based on what DMR's current and deferred tax expense would have been had DMR filed a separate tax return. As a result of net operating losses in the period in which DMR was a taxable entity, no current provision is made in the accompanying financial statements for Federal income taxes in fiscal year 2000. Any Federal tax benefit for net operating loss carry-back or carry-forwards will be available to DynCorp as part of the DynCorp consolidated Federal income tax return. Deferred tax assets, including net operating loss carryforwards, have been fully reserved due to uncertainty of future taxable income.


         Deferred tax (liabilities) assets are comprised of the following as of December 28, 2000:

        Depreciation and amortization                                                  $    (8,918)
        Accrued vacation                                                                    75,532
        Contracts in progress                                                              (83,885)
        Net operating loss carryforwards                                                   422,535
        Valuation allowance                                                               (405,264)
                                                                                       ------------
        Net deferred tax liability                                                     $        --
                                                                                       ============

         The 2000 tax provision differs from the amount obtained by applying the statutory U.S. Federal income tax rate to the loss before income taxes. The difference is reconciled as follows:

        Expected Federal income tax benefit                                            $  (251,385)
        State and local income taxes, net of Federal income tax benefit                    (29,575)
        Special tax benefit from transition to taxable status                             (137,335)
        Other                                                                               13,031
        Valuation allowance                                                                405,264
                                                                                       ------------
        Tax provision                                                                  $        --
                                                                                       ============

     For the first six months of 2000, DMR reported net income. DMR provides an income tax provision based on an effective rate of 38%; however, no tax provision has been provided for the first six months of 2000 as DMR's operations in 2000 provided a net operating loss (NOL) for which a valuation allowance was established based on the uncertainty of future taxable income.

     DMR generated a NOL carryover in 2000 as well as in the first six months of 2001. Thus, no provision has been made for the first six months of 2001 financial statements. The remaining net deferred tax asset, including NOLs, is fully reserved.

6.       Commitments and contingencies:

     Under its contracts, DMR permits various state and local agencies to audit or investigate its books and records related to claims, disputes and other allegations regarding business practices. In management's opinion, there are no outstanding issues of this nature at December 28, 2000 that will have a material adverse effect on DMR's financial condition, results of operations, or liquidity.

7.       Recent developments:

     On April 25, 2001, DynCorp and DMR signed an Agreement and Plan of Reorganization whereby DMR will merge into a subsidiary of TekInsight.Com, Inc. (TekInsight), a publicly held company. The merger is contingent upon approval of the transaction by TekInsight's stockholders and other conditions, including the ability of TekInsight to obtain at least $20 million of third-party financing, on terms and conditions acceptable to DynCorp to support the operations of the combined organization. Closing is scheduled to occur before the end of 2001. As merger consideration, DynCorp would become a 40 percent owner of TekInsight.

7.       Subsequent events:

     On July 17, 2001, 50 Virginia-based transportation vendors, who previously provided non-emergency medical transportation directly to the Commonwealth, filed suit in the Circuit Court for the City of Petersburg, Virginia, seeking to enjoin DMR and certain other companies that were recently awarded similar non-emergency medical transportation contracts by the Commonwealth from proceeding with the performance of such contacts. DMR is in the process of responding to this action and believes that it has meritorious defenses to all allegations in the lawsuit.

     On August 1, 2001, DMR received a notification from the Commonwealth of Virginia regarding certain alleged contract performance deficiencies under its March, 2001 contract with the Commonwealth for non-emergency medical transportation brokerage services. The notice gives DMR until September 7, 2001 to correct all such alleged deficiencies in order to avoid a possible default termination. DMR has taken or is taking appropriate action to deal with the various issues raised by the Commonwealth and believes that the Commonwealth will find DMR in compliance with all material contractual terms by September 7, 2001, except to the extent previously waived or modified by the Commonwealth. DMR is also in the process of notifying the Commonwealth regarding certain defenses and mitigating circumstances that DMR believes bear upon the alleged deficiencies. Loss of this contract could have a material impact on DMR's financial position and results of operations.